FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST* SEMIANNUAL REPORT

JUNE 30, 1999

TABLE OF CONTENTS

LETTER TO CONTRACT OWNERS ..............................................       2
A WORD ABOUT RISK ......................................................       5
PORTFOLIO GOALS AND PRIMARY INVESTMENTS ................................       6
PORTFOLIO SUMMARIES
Portfolios Seeking Capital Growth
 Capital Growth Fund ...................................................       9
 Global Health Care Securities Fund ....................................      10
 Mutual Discovery Securities Fund ......................................      12
 Natural Resources Securities Fund .....................................      13
 Small Cap Fund ........................................................      14
 Templeton Developing Markets Equity Fund ..............................      16
 Templeton Global Growth Fund ..........................................      18
 Templeton International Equity Fund ...................................      22
 Templeton International Smaller Companies Fund ........................      24
 Templeton Pacific Growth Fund .........................................      26
Portfolios Seeking Growth and Income
 Global Utilities Securities Fund ......................................      27
 Growth and Income Fund ................................................      31
 Income Securities Fund ................................................      33
 Mutual Shares Securities Fund .........................................      35
 Real Estate Securities Fund ...........................................      37
 Rising Dividends Fund .................................................      38
 Templeton Global Asset Allocation Fund ................................      41
 Value Securities Fund .................................................      43
Portfolios Seeking Income
 High Income Fund ......................................................      45
 Templeton Global Income Securities Fund ...............................      46
 U.S. Government Securities Fund .......................................      47
 Zero Coupon Funds .....................................................      48
Portfolio Seeking Capital Preservation and Income
 Money Market Fund .....................................................      50
FINANCIAL HIGHLIGHTS & STATEMENT OF INVESTMENTS ........................      51
FINANCIAL STATEMENTS ...................................................     137
NOTES TO FINANCIAL STATEMENTS ..........................................     156
PROSPECTUS SUPPLEMENTS .................................................     175


                           [SPECIAL UPDATE GRAPHIC]


*Important: Effective July 1, 1999, we changed the name of the trust from "Franklin Valuemark Funds" to "Franklin Templeton Variable Insurance Products Trust" ("Franklin Templeton VIP Trust"). Only the name has changed; your portfolios remain the same.

Reminder: Franklin Templeton VIP Trust now issues two classes of shares, Class 1 (the original share class) and Class 2. This report covers both share classes.


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PLEASE RETAIN THIS DOCUMENT, INCLUDING THE ENCLOSED PROSPECTUS SUPPLEMENTS ON P.
175, WITH YOUR CURRENT PROSPECTUS, FOR REFERENCE.
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LETTER TO CONTRACT OWNERS



Dear Contract Owners:

During the six-month period under review, financial markets worldwide returned to a more stable environment, following the turmoil of fall 1998. The U.S. economy's strength continued to push the domestic stock market higher, despite the steady rise in interest rates. The global economic situation improved significantly, as Asian and Latin American economies showed signs of recovery from the emerging markets crisis of the past two years. In Europe, optimism created by the launch of the 11-country currency, the euro, led to sustained, albeit slower than projected, growth. As investors became more comfortable with the global economy, they began to move back into investments they had dumped during the crisis. As a result, many stock markets soared to all-time highs, and yields narrowed between the 30-year Treasury bond and U.S. corporate and high yield bonds.

The U.S. economy remained the world's growth engine during the period under review. Gross domestic product (GDP) slowed somewhat from fourth quarter 1998's torrid 6.0% annualized rate, registering respectable gains of 4.3% and 2.3% in the first two quarters of 1999. Consumer spending again drove the economy -- low unemployment, a solid stock market and relatively low interest rates kept consumer confidence high. The housing market was also strong, as were automobile and other durable goods sales.

However, the exceptionally strong economy also created hints of inflation. April's Consumer Price Index (CPI) showed an increase of 0.7%, the highest since October 1990 and well above the pace in recent months. Much of this was caused by the 12% increase in the price of a barrel of oil during the month, as production cutbacks coupled with stronger emerging economies contributed to greater demand. Investors took note of this and, fearing a tightening from the Federal Reserve Board (the Fed), generally sold bonds, which pushed interest rates to their highest levels in more than a year. Indeed, investors were right. In its late-June meeting, the Fed raised the federal funds target rate 0.25% in an attempt to deter inflation. At the end of the reporting period, the 30-year Treasury bond yield stood at 5.98%.

Outside of the U.S., many of the emerging economies hit by the crisis of the past two years began to show signs of life during the six months under review. Korea was the standout, with first quarter GDP rising 4.6% compared with the same period a year earlier, but a turnaround was also evident in Hong Kong and Thailand and, to a lesser extent, in Malaysia and Indonesia. In Latin America, the Mexican and Chilean markets rebounded strongly as the crisis faded, due to their economies' underlying strength. Even the Brazilian economy, which endured a currency devaluation in January, turned around much faster than previously expected.

In Europe, the highly touted euro, the common currency of 11 European nations, quickly lost ground relative to the dollar. Slowing growth and the two-month NATO war in Yugoslavia dampened investor enthusiasm for the currency. Yet, toward the end of the period, the outlook began to brighten. Germany reported first quarter 1999 GDP of 0.4% and Italy's was fractionally positive. While these numbers were not stellar, they were better than the negative growth many economists projected.

Global stock markets in general reacted favorably to the healthier global economy during the six-month period under review. In the U.S., the Standard and Poor's 500(R) Index (S&P 500(R)) increased 12.4%, while Asian markets returned 22.9%, as measured by the Morgan Stanley Capital International(R) (MSCI) Far East Index. Latin American markets also performed strongly, evidenced by the 33.3% increase in the MSCI Latin America Index. Only in Europe were returns negligible, but even in this atmosphere some markets did well, including Finland's HEX, with +23.76%, and Norway's OBX which increased 20.0%.

Most importantly for U.S. markets, the period saw a return to a more value-oriented investment approach. Due in large part to the global economic health, many cyclical companies, such as paper, chemical and heavy machinery, will likely report strong earnings in the latter half of 1999. In anticipation, investors rewarded these companies by pushing up share prices. Conversely, many growth companies suffered during this period, as higher interest rates caused by the growth discounted these stocks' values.

In the fixed-income sector, investors increasingly became more interested in corporate and high yield bonds as the threat of a global economic meltdown diminished, which had been one of the reasons for the rise in Treasury bond prices during fall 1998. As a result, yield spreads, the interest-rate difference between Treasuries and lower-quality securities, almost fully returned to their historical norms since last fall. Furthermore, by April the emerging debt markets more than recovered their losses from the January Brazilian devaluation, as evidenced by the 10.6% increase in the J.P. Morgan Emerging Market Bond Index during the period.

It is important to remember, of course, that securities markets always have been, and always will be, subject to volatility. No one can predict exactly how they will perform in the future. For this reason, we urge you to exercise patience and focus not on day-to-day market movements, but on your long-term investment goals. As always, we appreciate your support, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,




/s/ Rupert H. Johnson, Jr.
--------------------------------------------------------
    Rupert H. Johnson, Jr.
    Trustee and Vice President
    Franklin Templeton Variable Insurance Products Trust
    (formerly Franklin Valuemark Funds)



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YEAR 2000 READINESS DISCLOSURE --

HOW FRANKLIN TEMPLETON IS TACKLING THE Y2K PROBLEM

Franklin Templeton formed a company-wide team in 1996 to identify and correct problems related to the date changeover after December 31, 1999. All but one of our mission-critical systems are certified as Year 2000 compliant and are operating in production, as of July 15, 1999. We intend to have our remaining mission-critical system, a replacement for an existing sales and marketing system, certified by the end of September 1999.

The Y2K team is also upgrading, testing, and certifying remaining non-critical systems, as well as integrating and testing links with many external parties. Our dedicated, business continuity team is building contingency plans worldwide in the event of Year 2000 failures.

Earlier this year, we successfully completed a series of Securities Industry Association nationwide tests of transactions with other business partners under simulated Year 2000 conditions. This summer we also successfully participated in industry-wide testing of our interfaces with major dealers and real-time market data services.

You can learn more about Franklin Templeton's Y2K project by visiting our Web site at www.franklintempleton.com.
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A WORD ABOUT RISK

All of the portfolios are subject to certain risks, which will cause investment returns and the value of your principal to increase or decrease. Generally, investments offering the potential for higher returns are accompanied by a higher degree of risk. For example, stocks and other equities, representing an ownership interest in an individual company, historically have outperformed other asset classes over the long term, but tend to rise and fall more dramatically over the shorter term. Securities of smaller companies, and companies involved in reorganization or bankruptcy, may have greater price swings and greater credit and other risks.

Bonds and other debt obligations are affected by the creditworthiness of their issuers, and changes in interest rates, with prices declining as interest rates increase. High yield, lower-rated ("junk") bonds generally have greater price swings and higher default risks than investment grade bonds. An investment in the Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The portfolio attempts to maintain a stable net asset value of $1.00 per share, but there is no assurance that it will.

Foreign investing, especially in emerging market countries, has additional risks such as changes in currency values, market price swings, and economic, political or social instability. These, and other risks pertaining to specific portfolios, such as specialized industry or geographical sectors or use of complex securities, are discussed in the portfolios' prospectus. Your investment representative can help you determine which portfolios may be right for you.



PORTFOLIO GOALS AND PRIMARY INVESTMENTS

The portfolio descriptions are provided for your convenience. For more complete information, including investment policies and risks, please refer to your funds' prospectus or contact your investment representative.


PORTFOLIOS SEEKING CAPITAL
GROWTH

GLOBAL GROWTH
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GLOBAL HEALTH CARE            Seeks capital appreciation. The portfolio
SECURITIES FUND               concentrates its investments in U.S. and foreign
                              equity securities issued by large and small
                              capitalization health care companies, including
                              pharmaceutical, biotechnology, medical and health
                              services, and medical supply companies.
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MUTUAL DISCOVERY SECURITIES   Seeks capital appreciation. Using a value-driven
FUND                          approach, the portfolio invests primarily in U.S.
                              and foreign equity securities. Investments include
                              securities of small capitalization companies,
                              undervalued stocks, reorganizing companies and
                              distressed companies.
--------------------------------------------------------------------------------
NATURAL RESOURCES SECURITIES  Seeks capital appreciation, with current income as
FUND                          a secondary goal. The portfolio concentrates its
                              investments in U.S. and foreign equity securities
                              of companies, including those in emerging markets,
                              that own, produce, refine, process or market
                              natural resources, as well as those that provide
                              support services for natural resources companies.
--------------------------------------------------------------------------------
TEMPLETON DEVELOPING MARKETS  Seeks long-term capital appreciation. The
EQUITY FUND                   portfolio invests primarily in emerging markets
                              equity securities.
--------------------------------------------------------------------------------
TEMPLETON GLOBAL GROWTH FUND  Seeks long-term capital growth. The portfolio invests primarily in equity securities of
                              companies of any nation, including the U.S. and
                              emerging markets.
--------------------------------------------------------------------------------
TEMPLETON INTERNATIONAL       Seeks long-term capital growth. The portfolio
EQUITY FUND                   invests primarily in equity securities of
                              companies with primary operations outside the
                              U.S., including emerging markets.
--------------------------------------------------------------------------------
TEMPLETON INTERNATIONAL       Seeks long-term capital appreciation. The
SMALLER COMPANIES FUND        portfolio invests primarily in equity securities
                              of smaller companies located outside the U.S.,
                              including emerging markets.
--------------------------------------------------------------------------------
TEMPLETON PACIFIC GROWTH      Seeks long-term capital growth. The portfolio
FUND                          invests primarily in equity securities of
                              companies with primary operations in Pacific Rim
                              countries, most of which have emerging markets.
--------------------------------------------------------------------------------



PORTFOLIOS SEEKING CAPITAL
GROWTH (CONT.)

DOMESTIC GROWTH
--------------------------------------------------------------------------------
CAPITAL GROWTH FUND           Seeks capital appreciation. The portfolio invests
                              primarily in U.S. equity securities of large- or
                              mid-cap companies, and to a lesser extent in
                              small-cap companies. The portfolio may also invest
                              a portion in foreign securities, including
                              emerging markets.
--------------------------------------------------------------------------------
SMALL CAP FUND                Seeks long-term capital growth. The portfolio
                              invests primarily in equity securities of U.S.
                              small capitalization growth companies. The
                              portfolio may also invest a small portion in
                              foreign securities.
--------------------------------------------------------------------------------

PORTFOLIOS SEEKING GROWTH
AND INCOME
--------------------------------------------------------------------------------
GLOBAL UTILITIES SECURITIES   Seeks both capital appreciation and current
FUND                          income. The portfolio concentrates its investments
                              in equity securities of companies in the public
                              utilities industry in any nation, including the
                              U.S. and emerging markets. The portfolio invests
                              substantially in telecommunications and
                              significantly in other utilities such as gas,
                              electricity and water companies.
--------------------------------------------------------------------------------
GROWTH AND INCOME FUND        Seeks capital appreciation, with current income as
                              a secondary goal. The portfolio invests primarily
                              in common stocks offering above-market current
                              dividend yields, and may invest a smaller portion
                              in foreign securities, including emerging markets.
--------------------------------------------------------------------------------
INCOME SECURITIES FUND        Seeks to maximize income while maintaining
                              prospects for capital appreciation. The portfolio
                              invests in debt and equity securities, including
                              lower-rated "junk bonds." May also invest in
                              foreign securities, including emerging markets.
--------------------------------------------------------------------------------
MUTUAL SHARES SECURITIES      Seeks capital appreciation, with income as a
FUND                          secondary goal. Using a value-driven approach, the
                              portfolio invests primarily in U.S. equity
                              securities. Investments include securities of
                              small capitalization companies, undervalued
                              stocks, reorganizing companies and distressed
                              companies. The portfolio may also invest in
                              foreign securities.
--------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND   Seeks capital appreciation, with current income as
                              a secondary goal. The portfolio concentrates its
                              investments in equity securities of companies,
                              including small capitalization companies, in the
                              real estate industry, primarily real estate
                              investment trusts (REITs).
--------------------------------------------------------------------------------
RISING DIVIDENDS FUND         Seeks long-term capital appreciation. The
                              portfolio invests primarily in equity securities
                              of companies that have paid consistently rising
                              dividends over the past ten years, including small
                              capitalization companies.
--------------------------------------------------------------------------------



PORTFOLIOS SEEKING GROWTH
AND INCOME (CONT.)
--------------------------------------------------------------------------------
TEMPLETON GLOBAL ASSET        Seeks high total return. The portfolio will invest
ALLOCATION FUND               in equity securities of companies of any nation,
                              debt securities of companies and governments of
                              any nation, and in money market instruments. The
                              portfolio may invest to a lesser extent in
                              lower-rated "junk bonds."
--------------------------------------------------------------------------------
VALUE SECURITIES FUND         Seeks long-term total return. The portfolio
                              invests primarily in equity securities of companies, including small capitalization companies, which in the portfolio manager's opinion, are selling substantially below the underlying value of their assets or private market value. Such companies may include takeover candidates, turnarounds and companies emerging from bankruptcy. The portfolio may also invest a small portion in foreign securities.

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PORTFOLIOS SEEKING INCOME
--------------------------------------------------------------------------------
HIGH INCOME FUND              Seeks a high level of current income, with capital
                              appreciation as a secondary goal. The portfolio
                              invests in debt securities, including lower-rated
                              "junk bonds," and dividend-paying common and
                              preferred stocks. The portfolio may also invest in
                              foreign securities, including emerging markets.
--------------------------------------------------------------------------------
TEMPLETON GLOBAL INCOME       Seeks high current income, with capital
SECURITIES FUND               appreciation as a secondary goal. The portfolio
                              invests in debt securities of governments and
                              their political subdivisions and agencies,
                              supranational organizations and companies of any
                              nation, including emerging markets. The portfolio
                              may also invest in lower-rated "junk bonds."
--------------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES    Seeks to earn income. The portfolio invests
FUND                          exclusively in U.S. government securities,
                              primarily fixed and variable-rate mortgage-backed
                              securities.
--------------------------------------------------------------------------------
THREE ZERO COUPON FUNDS       The three zero coupon bond portfolios seek a high
(MATURITY DATES: 2000, 2005,  investment return consistent with capital
2010)                         preservation. The portfolios invest in
                              dollar-denominated zero coupon securities issued
                              by the U.S. government, its agencies and
                              authorities. Each zero coupon portfolio seeks to
                              return a reasonably assured target dollar amount,
                              predictable at the time of the investment, on a
                              specific date in the future. The portfolios may
                              not be appropriate for those who intend to redeem
                              units before the maturity dates.
--------------------------------------------------------------------------------

PORTFOLIO SEEKING CAPITAL
PRESERVATION AND INCOME
--------------------------------------------------------------------------------
MONEY MARKET FUND             Seeks high current income consistent with capital
                              preservation and liquidity. The portfolio also
                              tries to maintain a stable share price of $1.00.
                              The portfolio invests in high-quality U.S.
                              dollar-denominated money market debt instruments.
--------------------------------------------------------------------------------


PORTFOLIO SUMMARIES

As you read the following portfolio summaries, please remember the discussions accurately reflect our views, opinions and portfolio holdings as of June 30, 1999, the end of the reporting period. However, they are not necessarily complete analyses of every aspect of any industry, security or investment. Keep in mind that market and economic conditions are changing constantly, which can be expected to affect our strategies and the portfolios' composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


PORTFOLIOS SEEKING CAPITAL GROWTH

CAPITAL GROWTH FUND

During the six-month reporting period, U.S. gross domestic product and corporate profits continued to rise, the unmanaged Standard & Poor's 500 (S&P 500) Index posted a return of 12.4% and several foreign economies rebounded after a difficult 1998. These events, along with rising commodity prices, prompted a shift in market psychology, and shares of companies in mature, slower-growth industries sprang to life after years of underperformance relative to higher-growth stocks. The period's strong domestic and foreign economic growth also marked a turning point in U.S. interest rate trends. After steadily declining for the past two years, U.S. interest rates began to inch up in February, and on June 30, the Federal Reserve Board raised the federal funds target rate 0.25%, to 5.00%.

The portfolio's exposure to several technology sectors contributed to its strong performance during the period. On June 30, 1999, the portfolio's largest investment was Microsoft Corp., the world's leader in software development and an array of related information technology fields. Our second-largest position was Cisco Systems Inc., the world's leading provider of Internet networking products such as routers, switches, dial-up access servers and software. Shares of these companies appreciated significantly during the period under review. Other top technology-related holdings included JDS Uniphase Corp. (formerly Uniphase Corp.), Intel Corp., Vodafone Air-Touch PLC and Hewlett-Packard Co. Throughout the period, we sought out future technology leaders with reasonable valuations, superior management teams and sound, sustainable business growth models, as well as solid growth companies whose valuations had reached attractive levels due to unfavorable short-term circumstances.



You will find a complete listing of the portfolios' securities including the number of shares and dollar value beginning on page 57 of this report.




TOP 10 INDUSTRY BREAKDOWN
Capital Growth Fund
6/30/99

                                                                      % OF TOTAL
SECTOR                                                                NET ASSETS
--------------------------------------------------------------------------------

Electronic Technology                                                      18.2%

Health Technology                                                          13.4%

Finance                                                                     9.6%

Technology Services                                                         7.6%

Retail Trade                                                                5.6%

Utilities                                                                   5.4%

Consumer Non-Durables                                                       4.9%

Process Industries                                                          3.4%

Commercial Services                                                         3.2%

Transportation                                                              2.6%


TOP 10 HOLDINGS
Global Health Care Securities Fund
6/30/99

COMPANY                                                               % OF TOTAL
INDUSTRY                                                              NET ASSETS
--------------------------------------------------------------------------------

Schering Plough Inc.                                                       5.69%
Pharmaceuticals

American Home Products Corp.                                               5.18%
Pharmaceuticals

Eli Lilly & Co.                                                            5.08%
Pharmaceuticals

Pharmacia & Upjohn Inc.                                                    4.85%
Pharmaceuticals

Bristol-Myers Squibb Co.                                                   4.80%
Pharmaceuticals

Medtronic Inc.                                                             4.78%
Medical Technology and Supplies

Baxter International Inc.                                                  4.77%
Medical Technology and Supplies

Warner-Lambert Co.                                                         3.99%
Pharmaceuticals

Cardinal Health Inc.                                                       3.66%
Medical Distributors

Bausch & Lomb Inc.                                                         3.30%
Medical Technology and Supplies

For example, we initiated positions in Lucent Technologies Inc. and Tellabs Inc. during the six-month period.

Stocks in the health technology and health services sectors suffered during the second half of the period under review, and the portfolio's positions in such industry leaders as Schering-Plough Corp. and Abbott Laboratories impacted our returns. However, given these companies' superior long-term growth prospects, we remain committed to our holdings in these areas and will likely seize opportunities to buy stocks in this sector if valuations become attractive again.

Although we cannot predict the future of the U.S. economy, interest rates or relative performance between various sectors of equity markets, we will adhere to our core strategy of buying the best growth companies we can, at the best possible prices. We aim to reduce the portfolio's overall risk by abstaining from investing in companies whose valuations defy any reasonable basis or justification. While we recognize the Internet's revolutionary impact upon our overall economy, and evaluate leading Internet and Internet-related companies as prospective investments, we initiate positions in such companies only when we believe we can do so at reasonable prices.

GLOBAL HEALTH CARE SECURITIES FUND

During the six months under review, the portfolio had a total return well below that of the unmanaged Standard and Poor's 500 (S&P 500) Index, but in line with the portfolio's benchmark, the unmanaged S&P(R) Health Care Composite Index's return for the same period. Of course, one cannot invest directly in an index. There appear to be several reasons for the health care sector's significant underperformance. First, beginning in April, there was a rapid shift in market leadership, from the technology and health care sectors, to cyclicals and energy stocks, spurred by fears of inflation and rising interest rates. Second, rising interest rates have a greater impact on the perceived value of high price-to-earnings (P/E) stocks, such as health care stocks. As a result, there was a significant decline in the average P/E multiple of such stocks. Third, investors increasingly were concerned about a new, federally funded drug benefit for Medicare beneficiaries and its potential negative impact for pharmaceutical companies. In addition, several company-specific issues caused significant declines in selected securities, impacting the portfolio's performance.

Our largest sector holding throughout the period was in the large-cap pharmaceutical group, which fell under significant selling pressure due to the factors cited above. Although proposed government price controls on drugs certainly threatened the sector's profitability, we believe that increased access to drugs will generate substantially greater volume for such companies and result in improved health care for the senior population. Therefore, we took advantage of this opportunity to increase our weighting in this sector, and at the end of the period, it represented more than 36.0% of the portfolio's total net assets. The portfolio's largest position was Schering Plough Corp., and Bristol-Myers Squibb Co., Warner-Lambert Co., Pharmacia & Upjohn Inc., Eli Lilly & Co. and American Home Products Corp. were among the portfolio's top 10 positions.

The medical technology sector, making up 24.7% of total net assets, was our second-largest sector at the end of the period. Such companies manufacture medical devices for a broad range of conditions. The portfolio's seventh-largest position, Baxter International Inc., comprising 4.77% of total net assets on June 30, 1999, is the leading manufacturer of blood products and dialysis supplies. We believe that Baxter is significantly undervalued and poised for earnings growth acceleration. We also maintained our core positions in Guidant Corp. and Medtronic Inc., two large, cardiovascular companies that market pacemakers, implantable defibrillators and cardiac stents. Due to recent consolidation, they enjoy stable pricing and dominant market shares.

Over the past six months, the small- and mid-cap health care services area was particularly challenging for us. As a result, we reduced our weighting in this area to 30.3% of total net assets at the end of the period, from 36.1% on December 31, 1998. As a result, the portfolio's average market cap size increased. Perhaps our largest disappointment was McKesson HBO Inc., the result of a merger between the leading drug distributor McKesson and the leading health care information systems vendor HBO & Co. During their year-end audit process, the company learned of certain accounting improprieties that had occurred in HBO's operations. This caused the stock to decline more than 50%. The portfolio's performance was also negatively impacted by earnings disappointments at Serologicals Corp., a specialty blood products manufacturer, and Pediatrix Medical Group Inc., the leading operator of neonatal intensive care units.

During the period, we established several new positions. Our largest new position was MedQuist Inc., a national medical transcription company. We believe MedQuist is poised to benefit from its acquisition of its two largest competitors, which should improve the competitive environment. Given increased consolidation in the hospital sector and movement toward a paperless health care system, we find the transcription area very attractive. We also initiated a position in VISX Inc., the number one manufacturer of laser eye correction devices. We are very excited about the laser eye correction market and believe that VISX has the most leverage to succeed, based on its leading market position.

Going forward, we will continue to maintain a sizable portion of the portfolio in large-cap pharmaceutical and medical technology stocks. Given the recent decline, we feel that such stocks will be very attractive investments over the long term owing to their stability and lack of sensitivity to economic cycles.



TOP 10 HOLDINGS
Mutual Discovery Securities Fund
6/30/99

COMPANY                                                               % OF TOTAL
INDUSTRY, COUNTRY                                                     NET ASSETS
--------------------------------------------------------------------------------

Investor AB, A and B                                                       3.06%
Multi-Industry, Sweden

Compagnie Financiere Richemont AG, Br. A                                   2.82%
Multi-Industry, Switzerland

Rhone-Poulenc SA                                                           2.06%
Health and Personal Care, France

Invensys PLC                                                               1.91%
Machinery and Engineering, U.K

Suez Lyonnaise des Eaux SA                                                 1.79%
Business and Public Services, France

Compagnie Generale D'Industrie et de Participation                         1.76%
Multi-Industry, France

FKI PLC                                                                    1.49%
Machinery and Engineering, U.K

Societe Elf Aquataine SA, Br                                               1.43%
Energy Sources, France

Corporacion Financiera Alba SA                                             1.42%
Multi-Industry, Spain

Lagardere SCA                                                              1.36%
Multi-Industry, France


We appreciate your participation in Global Health Care Securities Fund and look forward to serving your investment needs in the years to come. Our goal, as always, is to seize upon the investment opportunities that present themselves in the health care sector in a timely and disciplined fashion, as we seek to provide our shareholders unique opportunities to invest in today's newest and fastest-growing health care companies.


MUTUAL DISCOVERY SECURITIES FUND

During the six months under review, the domestic economy experienced generally rising interest rates, low inflation and strong economic growth. In Europe, many central banks cut interest rates in an attempt to restart their economies, which were in danger of falling into recessions. The introduction of the euro on January 1, 1999, was heralded as one of the most significant events in Europe since the end of World War II. As of June 30, 1999, however, its performance was somewhat less than impressive, declining by 11.1% compared with the U.S. dollar for the six-month period under review. At the same time, emerging countries in Asia and Latin America appeared to be nearly past the crisis of the last two years, with many posting solid growth.

During the reporting period, we actively hedged our foreign currency exposure, seeking to lower the portfolio's risk caused by fluctuating currencies. As the U.S. dollar strengthened considerably against most European currencies, our hedging activities also helped boost the portfolio's return.

As always, we stayed with our disciplined approach of looking for inexpensive stocks that we felt were selling at a discount to their intrinsic value. We were able to identify a number of securities that fit this profile and produced substantial returns including U.K. engineering company Invensys PLC, French media conglomerate Pathe SA and Italian telecom operator Telecom Italia SpA, di Risp.

Invensys is the product of the merger of BTR PLC and Siebe PLC, two U.K. engineering companies that combined have become a global leader in automation and controls. After the merger was announced in late 1998, we were surprised to see both stocks decline. We saw the combination of the two creating an industry leader that offered restructuring, cost cutting, share buyback potential, significant potential for asset sales and a clean balance sheet -- at a bargain price. The market's misunderstanding was our opportunity. During the six-month period, the stock rose 21.0%. Despite the strong rise, we believe Invensys continues to offer a compelling valuation.

Pathe's assets include movie production facilities, an extensive film library and 16.7% of British Sky Broadcasting (BskyB), a large U.K. broadcasting group. The stock was trading at a discount of more than 50% to what we believed was its net asset value. Having carefully followed this company for the past few years, we purchased the company's stock when the price was at its recent lows. Our patience was rewarded when Vivendi, a large French utility/media conglomerate, bid for Pathe less than a month later, giving our shareholders a return of more than 40%.

We owned Telecom Italia coming into 1999 because we felt it was one of the world's cheapest telecommunication companies, with huge potential for restructuring. During the reporting period, other investors figured this out and the company was subject to one of the largest hostile bids ever undertaken. The stock price rose more than 20.0% over the period.

In addition, we owned several other companies that became the targets of merger and acquisition proposals during the reporting period, including U.K. food company Hillsdown Holdings PLC, Swedish trucking company ASG AB, French bank Societe Generale Paris and French investment bank Paribas. These stocks all made significant contributions to our performance during the six-month period under review.

During the reporting period, we began investing in smaller to mid-size companies in Asia. We believe that many of these securities remain inexpensive when compared to larger-cap securities. We selectively bought only those companies where we trust management to look out for their shareholders' interests.

Going forward, we will continue to look for the least expensive stocks offering the greatest value and having the best potential for substantial future returns. We will especially watch events unfold in Europe, where we are still in the infancy of a new, unified Europe. As events rapidly change, we will be there seeking to take advantage of the volatility and opportunities that will inevitably arise.

NATURAL RESOURCES SECURITIES FUND

During the reporting period, Natural Resources Securities Fund benefited from signs of an economic recovery in Asia. Coupled with interest rate cuts by central banks in many countries, this seemed to bolster investors' enthusiasm about the global economy and led to a partial recovery in commodity prices.

Many of the portfolio's energy holdings rose in value, including Enron Corp., Texaco Inc., Avery Dennison Corp. and Atlantic Richfield Co., which helped the portfolio's performance. The March OPEC agreement to cut oil production, and the expectation of higher profits resulting from merger and acquisition synergies boosted many energy stocks. Announced mergers in this sector included Exxon Corp.'s acquisition of Mobil Corp., and British Petroleum Co. PLC's acquisitions of Amoco Corp. and Atlantic Richfield Co., creating two of the world's largest integrated oil and gas companies.



TOP 10 HOLDINGS
Natural Resources Securities Fund
6/30/99

COMPANY                                                               % OF TOTAL
INDUSTRY, COUNTRY                                                     NET ASSETS
--------------------------------------------------------------------------------

Barrett Resources Corp.                                                     4.1%
Energy Minerals, U.S.

Atlantic Richfield Co.                                                      3.4%
Energy Minerals, U.S.

Newfield Exploration Co.                                                    3.1%
Energy Minerals, U.S.

Weatherford International Inc. 3.1%
Industrial Services, U.S.

DeBeers Consolidated Mines AG, ADR                                          3.1%
Non-Energy Minerals, South Africa

Texaco Inc.                                                                 2.9%
Energy Minerals, U.S.

Mobil Corp.                                                                 2.8%
Energy Minerals, U.S.

Apache Corp.                                                                2.4%
Energy Minerals, U.S.

Pohang Iron & Steel Co. Ltd., ADR                                           2.4%
Non-Energy Minerals, South Korea

Cal Dive International Inc.                                                 2.4%

Industrial Services, U.S.


The portfolio increased its exposure to energy minerals during the past six months due to improving industry fundamentals. We added several oil exploration and production companies, such as Apache Corp. and Santa Fe Snyder Corp., that we believe will benefit from higher natural gas prices. In addition, we continued to hold highly leveraged companies, such as Barrett Resources Corp. and Newfield Exploration Co., which should also benefit from improving oil and natural gas prices. In the industrial services industry, we held several oilfield service companies such as Weatherford International Inc., Cal Dive International Inc. and Transocean Offshore Inc. Weatherford International is an oil field services company supplying a wide range of drilling and completion products to the drilling industry. Cal Dive is a contractor that provides sub-sea construction, services, maintenance and decommissioning in the Gulf of Mexico. Transocean Offshore is a leader in the worldwide market for deepwater offshore drilling.

Hindering the portfolio's performance was its relative underweighting in the chemical and the paper and forest products sectors, which were better performers compared to the energy sector in the first quarter. We remained underweighted in chemicals because of excess manufacturing capacity, which suppressed prices. However, at the end of the period, we were looking for a re-entry into the paper and forest products sector due to supply constraints by several producers, which we believe should help improve their prospects, particularly if an economic recovery in Asia spurs demand.

Looking forward, we are optimistic about future prospects for Natural Resources Securities Fund. In our opinion, the downward trend in commodity prices probably has bottomed out, and prices should rise in the future. However, we do not purchase securities based solely on the assumption that commodity prices will rise. The portfolio's holdings tend to have strong market positions, superior managements, healthy balance sheets and visible earnings growth. We believe long-term prospects are improving for companies in the natural resources sector and that the portfolio is well-positioned with investments in companies having superior management, relatively low costs, and the capability to add value throughout commodity-price cycles.


SMALL CAP FUND

In keeping with our philosophy, Small Cap Fund seeks growth at a reasonable price. We look for companies with some competitive advantage, such as intellectual property, barriers to market entry for competitors or a faster-than-average growth trend. At the same time, we expect to pay a reasonable price based on such measurements as price to earnings or price to sales for that growth. We attempt to do this with portfolio construction and stock selection based on company-specific research from our equity analysts who identify target buy and sell prices for the securities they follow.

The first half of 1999 was characterized by gradually resurgent investor interest in small-cap stocks. In January, small-cap stocks appeared to keep pace with large caps, only to underperform in February and March as investors sought refuge in large-cap growth stocks amid fears of corporate earnings and a post-holiday consumer spending hangover.

As the second quarter progressed, however, investors reemerged from the large-cap growth refuge to seek investments in long-overlooked cyclical sectors in the small- and mid-capitalization ranges. In our view, investors rotated into cyclicals with the belief that improving Asian economies would stimulate increasing commodity demand and, in turn, give better pricing power for commodity producers. Concurrent with the sudden, powerful shift into cyclicals was a more gradual and sustained move into smaller-capitalization stocks.

During April and May, we saw a broadening interest in most small-cap industry sectors. The portfolio experienced price appreciation in its commercial services, industrial services, energy, utilities and transportation holdings that had languished in 1998. In many cases, the rising tide in small-cap stocks lifted all boats, which made this second quarter less of a stock-picking than a sector-picking environment. Technology, which is overweight in the portfolio, was the most notable out-of-favor sector as Internet stocks fell back toward earth. Since January 1, we have been selling our largest Internet positions. However, we will likely retain our Internet overweighting relative to the June 30 Russell 2000(R) Index, which is composed of 2,000 small-cap companies with an average market cap of approximately $525 million, because growth potential in the Internet industry remains strong. We believe that, as they have in the second quarter, the portfolio's commercial services, industrial services, energy, utilities and transportation holdings will somewhat offset summer volatility in the portfolio's Internet and technology holdings. In the non-Internet technology sectors, we continue to seek companies that supply products and consulting services that enable communications service providers to expand their voice and data infrastructure.

The second quarter broadening of investor interest has returned some liquidity to small caps and partly closed the valuation disparity between small- and large-cap stocks. Entering the summer, we cannot predict with any certainty that small-cap liquidity and investor interest will continue. Moreover, we are cautious about potential further interest rate increases even though the Federal Reserve Board (the Fed) adopted a neutral bias in its June meeting. We are cautious because the potential Asian economic resurgence may raise producers' materials costs and because we are seeing some anecdotal evidence of rising consumer prices. If we do indeed enter an inflationary environment of rising interest rates, we would expect that growth stocks, particularly the technology stocks that this fund favors, would be more volatile and vulnerable to near-term price declines. The sharp rally in technology shares during the last week of the quarter indicates that investors believe that rate increases are unlikely for the remainder of the year, which we believe is a potentially dangerous assumption. Nonetheless, despite the high valuations in technology shares we continue to overweight our investments in this sector. We firmly believe that technology is steadily increasing global economic productivity and that these productivity increases will counterbalance inflation over the longer term. Therefore, despite the risk higher interest rates pose to technology growth stock valuations, we will continue to seek and invest in the growing Internet, semiconductor and communications industries whose technologies offer their customers clear potential for productivity improvement.




TOP 10 INDUSTRY BREAKDOWN
Small Cap Fund
6/30/99

                                                                      % OF TOTAL
INDUSTRY                                                              NET ASSETS
--------------------------------------------------------------------------------

Electronic Technology                                                      23.0%

Technology Services                                                        20.4%

Finance                                                                     8.0%

Telecommunications                                                          6.1%

Energy Minerals                                                             4.6%

Industrial Services                                                         4.5%

Consumer Services                                                           4.4%

Real Estate                                                                 3.7%

Producer Manufacturing                                                      3.6%

Commercial Services                                                         3.2%

TOP 10 HOLDINGS
Templeton Developing Markets Equity Fund
6/30/99

COMPANY                                                               % OF TOTAL
INDUSTRY, COUNTRY                                                     NET ASSETS
--------------------------------------------------------------------------------

Telefonos de Mexico SA (Telmex), ADR                                        6.2%
Telecommunications, Mexico

Cemex SA                                                                    4.0%
Building Materials and Components, Mexico

Thai Farmers Bank Public Co. Ltd.                                           3.0%
Banking, Thailand

Akbank                                                                      2.6%
Banking, Turkey

Centrais Eletricas Brasileiras SA (Eletrobras)                              2.4%
Utilities Electrical and Gas, Brazil

Korea Electric Power Corp.                                                  1.8%
Utilities Electrical and Gas, South Korea

Grupo Financiero Banamex Accival SA de CV                                   1.7%
Banking, Mexico

Anglo American PLC                                                          1.7%
Multi-Industry, South Africa

CEZ AS                                                                      1.5%
Utilities Electrical and Gas, Czech Republic

Sasol Ltd.                                                                  1.4%
Energy Sources, South Africa



Going forward, we cannot predict when small-cap stocks will begin to outperform their larger counterparts. However, it is worth noting that over the long term small-cap stocks have outperformed large caps. Historically, when there have been signs that the global economy is beginning a new cyclical upturn, small caps tended to outperform the market. Although we see signs that the global economy is improving, the Fed may intervene again to restrain the domestic economy, which may delay or reverse small-cap growth company share price appreciation.


TEMPLETON DEVELOPING MARKETS EQUITY FUND

At the beginning of 1999, investor attention was focused on events in Brazil. Prior to the new year, the Brazilian government had failed in its third attempt to pass economic reform and as a result, foreign investment dollars fled the country at a rapid rate. This outflow of funds put the nation's current account and pegged currency on very shaky ground. It appeared that concern over a near-collapse of the Brazilian economy, the eighth largest in the world, severely dampened sentiment toward Latin American investments as well as the rest of the emerging markets. By mid-January, the Brazilian government announced that it would no longer support its currency, the real. The currency plummeted in response, falling 41% against the U.S. dollar by month end. However, while the currency fell, the stock markets throughout Latin America began a rally, which continued until May. With the breaking of the real's peg to the U.S. dollar, investors were finally able to take advantage of the bargains that existed in the region. The Brazilian government took the market rally as a positive sign and used the momentum to drive key reform bills through its congress. Within months, the Brazilian economic situation had dramatically improved. Interest rates were falling, the currency stabilized and key reforms stood ready for enactment.

The strength from Latin America spread across the seas to affect other emerging markets. The advance recorded in Asian markets since September 1998 had been restricted by the turmoil in Brazil. However, as the Brazilian picture improved, so did sentiment toward investing in Asia. The Asian rally had resumed by March, with strong growth recorded throughout the region. Adding to the strength in Asia was the gradual emergence of positive economic figures, such as slowed or reversed unemployment growth and shrinking trade surpluses, indicating increasing domestic spending. As in most emerging markets, Asian economies continued to face difficulties, but the positive indicators encouraged equity investors, sending stock markets ever higher.

The laggard in regard to the renewed recovery trend was Eastern Europe. With the onset of NATO's war against Yugoslavia, concerns about the war's impact on trade and regional relations kept investors on the sidelines. Another question was the state of political power in Russia. During the early portion of the year, Russia continued to renegotiate a rescue package with the International Monetary Fund
(IMF) while almost constantly reshuffling its government. President Yeltsin faced and ultimately defeated an impeachment attempt and in apparent retaliation, fired his prime minister. While the political wrangling continued at home, Russian diplomats were busy trying to broker a peace agreement between NATO and Yugoslavia. The nation's diminished status on the world political map, however, meant that its brokerage attempts were difficult, and on more than one occasion the diplomats "threatened" to stop their search for peace as they felt no one was listening.

Toward the end of the six-month period, inflation became the overwhelming concern for emerging markets investors. In April, the U.S. reported a slight increase in inflation, raising concerns that the Federal Reserve Board would raise interest rates. The announcement once again stopped the advance of emerging markets in May as investors took profits ahead of a likely reduction in liquidity. The threat of inflation was eased in June, however, as May's U.S. Consumer Price Index (CPI) announcement showed virtually no change from the previous month. In response, the emerging markets renewed their advance.

For the six months under review, your portfolio outperformed its benchmark, the unmanaged Morgan Stanley Capital International (MSCI) Emerging Markets Free Index. This outperformance was due mostly to the portfolio's selection of stocks in South Africa and Singapore, two markets in which the portfolio was overweight compared with its benchmark. Of course, one cannot invest directly in an index.

Varying stock performance resulted in some slight changes to the portfolio's composition, although we made no major restructuring effort during 1999. We sold the portfolio's holdings in Sri Lanka, Croatia and Jordan as we felt we could find better bargains elsewhere, while we added Austria to give some exposure to the future development of the European Union and the euro currency. Strong growth by our Mexican and South African holdings resulted in an increase in the portfolio's exposure to these countries. However, the portfolio's regional exposure remained largely unchanged. As of the end of the six-month period under review, Mexico comprised the portfolio's greatest country weighting at 13.6% of total net assets, followed by holdings in South Africa, 10.4%; Brazil, 10.0%; and Singapore, with 9.6%. Varying individual performances led to the replacement of four companies in the portfolio's top 10 holdings. South Africa's Anglo American PLC and Sasol Ltd. replaced Hong Kong's Cheung Kong Holdings Ltd. and New World Development Co. Ltd. In addition, Grupo Financiero Banamex Accival SA de CV (Mexico) and Korea Electric Power Corp. (South Korea) replaced Compania de Telecomunicaciones de Chile SA, ADR (Chile) and Molinos Rio de la Plata SA, B (Argentina). The outperformance of telecommunications shares saw the portfolio's exposure to this sector increase by around 30%.


GEOGRAPHIC DISTRIBUTION
Templeton Global Growth Fund
Based on Total Net Assets
6/30/99

                                  [PIE CHART]

Europe                                                                     36.3%
North America                                                              24.7%
Asia                                                                       19.9%
Latin America                                                               7.3%
Australia/New Zealand                                                       5.6%
Mid-East/Africa                                                             1.6%
Short-Term Investments & Other Net Assets                                   4.6%


We believe another interest-rate increase in the U.S. has already been discounted by emerging markets, as reflected by the continued advance despite Federal Reserve Board Chairman Alan Greenspan's reference to a possible interest rate increase in his address to Congress. When a second rate increase comes, we expect the emerging markets to react negatively, but as long as the rate increase is not unreasonable, most emerging markets should resume their growth trend after only a short break. As a result, we are treating the rate increase as a cause of short-term volatility, and are not expecting a wholesale reversal of the recovery trend. Such volatility could be enhanced by developments in countries such as Pakistan, India and Korea, where political struggles are currently playing out. Also, the formation of a new government in countries such as Indonesia, Mexico and South Africa could add to the uncertainty. While all these issues remain in the markets, we expect their impact to be short-lived and the overall long-term recovery and growth trend to be preserved.


TEMPLETON GLOBAL GROWTH FUND

Cautious optimism crept back into the global financial system during the six months under review, building on the confidence that emerged after the muted impact of the Brazilian devaluation at the start of 1999. Tentative recoveries in many of the Asian and Latin American economies appeared more robust, with Japan surprising most economists when it reported exceptionally strong, first quarter economic growth. Even in recently volatile Indonesia, the economic outlook was improving when elections proved far more peaceful than political pundits predicted. In the U.S., equity investors optimistically looked beyond rising bond yields toward strong, second quarter earnings resulting from the continued economic expansion.

However, underneath the headlines, difficulties remained. In Europe, the major economies were surprisingly weak. This weighed on the value of the euro, the common currency of the 11-country European Monetary Union (EMU), and caused most European stock markets to post lackluster gains. In addition, many emerging countries must maintain the momentum of reform to continue their recent economic growth.

In the U.S., strong economic data and rising commodity prices led to fears that inflation might lurk on the horizon and pushed the 30-year Treasury bond yield above 6% in June, its highest level since 1997. Taking note of this, the Federal Reserve Board (the Fed) raised the federal funds target rate 0.25%, to 5.00%, in its late-June meeting. During the reporting period, the stock market shrugged off the Fed and these bearish indications as investors seemed to focus instead on the resilience of the longest economic expansion in post-war history.

Against this backdrop, the portfolio's performance benefited from a combination of factors including a rebound in cyclical companies' and energy companies' share prices and strong gains in Asian and South American stock markets. For the portfolio, these positives outweighed the negative effects from its European positions and a U.S. allocation relatively less than that of the portfolio's benchmark, Morgan Stanley Capital International (MSCI) AC World Free Index. During the period, many European markets had marginal or negative returns in U.S.-dollar terms. The U.S. market's strong performance was less influential than it might have been, as 20.9% of the portfolio's total net assets represented U.S. investments on June 30, 1999, compared with 49.4% for the benchmark.

Our U.S. underweighting was principally because of the high stock valuations in the U.S. The market is the world's third most expensive, after Israel and Finland (which is dominated by one stock, Nokia). Much of this performance came from investors willing to pay more for stocks on a price-to-earnings basis, which we believe will be difficult to repeat over the next five years.

Despite our underweight position in the U.S., we have more invested in American companies than those from any other country. During the period, we found some attractive bargains in a wide range of industries including automobile stocks, aerospace and defense manufacturers, and insurance companies.

The portfolio's basic industry exposure helped its performance as cyclical companies rebounded as a result of the improved commodity prices. Before their recent moves, many of these companies were selling at valuations that were near 20-year lows relative to their respective markets. Our company-specific approach led us to take advantage of these depressed multiples by establishing significant positions in chemicals, forest products, metals and mining companies. Signs of continued expansion in the U.S. coupled with a recovery in Asia raised the prices of commodities from aluminum to zinc, during the period. Similarly, an oil price rebound and consolidation within the sector helped our energy sector holdings.

European markets generally performed poorly in the first half of the year. While most of the European stock markets were up a respectable amount in local terms, the weak euro meant that when translated into U.S. dollars, the majority of the markets reported losses year-to-date. Notable exceptions were those that had not yet taken part in the monetary union such as Norway, Sweden and the U.K., all of which finished in positive territory. The portfolio benefited from its exposure in these countries, particularly the latter where we uncovered bargains in a number of smaller engineering firms during the period. Many of these stocks posted sizable gains during the six-month period under review.




TOP 10 HOLDINGS
Templeton Global Growth Fund
6/30/99

COMPANY                                                               % OF TOTAL
INDUSTRY, COUNTRY                                                     NET ASSETS
--------------------------------------------------------------------------------

Raytheon Co., A                                                             2.1%
Aerospace and Military Technology, U.S.

Pohang Iron & Steel Co. Ltd.                                                1.7%
Metals and Mining, South Korea

Pharmacia & Upjohn Inc.                                                     1.7%
Health and Personal Care, U.S.

Nortel Networks Corp.                                                       1.6%
Data Processing and Reproduction, Canada

General Electric Co. PLC                                                    1.6%
Electrical and Electronics, U.K

Iberdrola SA, Br                                                            1.5%
Utilities Electrical and Gas, Spain

AXA SA                                                                      1.5%
Financial Services, France

Zurich Allied AG                                                            1.5%
Insurance, Switzerland

Invensys PLC                                                                1.4%
Industrial Components, U.K

Morgan Stanley Dean Witter & Co.                                            1.4%
Financial Services, U.S.

--------------------------------------------------------------------------------
WHAT IS ROE?

Return on Equity (ROE) is a measure of a corporation's profitability calculated by dividing a company's net income by the value of its common stock equity. ROE tells shareholders how effectively their money is being utilized. When a company's earnings double, its ROE also doubles but its price-to-earnings ratio (P/E) is reduced by half.
--------------------------------------------------------------------------------

It is difficult to overstate the profound impact that the past two years had on Asian countries. Reforms that were unthinkable a few years ago were forced by necessity and, in some countries, gained acceptance as they underpinned the beginning of a recovery. In Thailand, for example, foreigners were able to purchase property for the first time in 1999. Bankruptcy and foreclosure laws were being hurried into place to deal with delinquent borrowers. Foreign companies can now own controlling stakes in financial institutions. The same is true in Korea, where ownership was limited to 4% of a company prior to the crisis. Just in the second quarter of 1999, Singapore did away with the artificial distinction between foreign and local bank shares. Even in Indonesia, which to this point has been Southeast Asia's worst case during the crisis, the recent political election represented a step towards stability. Although these improvements may have blemishes, the direction remains positive.

The rally in Asia continued during the period with many markets posting sizable gains. For the six months under review, the MSCI Emerging Markets Far East Index, which excludes Hong Kong and Japan, was up 57.5% in U.S.-dollar terms, with most of that increase coming in the second quarter of 1999. Outside of the countries in the index, Hong Kong rose 36.7% while Japan was up 20.9%. The continued recovery in sentiment toward these markets was all the more impressive coming in the face of rising U.S. interest rates.

Hong Kong's economy faces formidable challenges. Unemployment continues to rise, while gross domestic product (GDP) falls. Costs in many sectors are still too high and further deflation may be needed to restore competitiveness. However, Hong Kong's pegged exchange rate, while restricting currency flexibility, mandates a discipline for many companies that may ultimately enhance returns to shareholders. Rather than relying on a weak currency to make them competitive, companies are forced to make difficult decisions about where they allocate capital and how they bring down costs.

Our largest exposure to the region was still in Hong Kong, with 7.4% of the portfolio's total net assets on June 30, 1999. With the market having almost doubled from its six-month low in February 1999, we took advantage of the improved stock prices to trim some of our larger positions. However, we still maintained an overweight exposure at the end of the reporting period. Selling at 26 times earnings, Hong Kong appeared as expensive as markets in Europe and North America. However, the comparison was not entirely fair since earnings for Hong Kong companies remained depressed. Based on MSCI World Index data, the return on equity (ROE) in Hong Kong for May 1999 was approximately 6% compared with a five-year average of 12%. That means if Hong Kong were to return to its historical ROE, earnings would be double their current level, and the price-to-earnings ratio would be closer to 13. With many of the developed markets around the world well above their historical norms in valuation terms, we believe Hong Kong is still an attractive place to invest.

The Japanese market performed strongly throughout the period under review, rising 26.7% in local currency terms, from 13842 on December 31, 1999, to 17530 at the end of the period. GDP numbers for the first quarter suggested that the economy was growing at an annualized rate of 8%, a dramatic turnaround from the previous five consecutive quarterly declines. Some of the strength clearly came from the rebound in Asian demand. While the growth figure may turn out to have been an anomaly, the restructuring taking place in corporate Japan gained considerable momentum over the past six months. From a longer-term standpoint, this is an even more encouraging sign for the underlying economy.

Why are we still underweight the Japanese market when these positive signs have started to emerge? First, we do not allocate assets to a market because we see favorable trends, but instead try to factor what those trends will mean for specific companies' long-term earnings. We then buy those companies that appear undervalued compared to all other corporations we study worldwide. Second, should the recovery in Japan prove sustainable, it would clearly have a very beneficial impact on our holdings elsewhere in Asia, some of which sell at far more attractive valuation levels than the majority of Japanese stocks.

Latin American stock markets continued to recover in the second quarter due to relative currency stability and improved commodity prices. Brazil benefited from a steady currency, the real, which together with benign inflation and a pickup in exports allowed interest rates to decline more than 50% from their peak this year. This was a similar recipe to the one that helped start Asia's recovery, although Brazil still faces challenges including a high budget deficit. Mexico is also benefiting from a stable peso, a strong U.S. economy and higher oil prices. In spite of the rallies in these countries, they remain among the most attractive globally. At the end of the period under review, Latin America comprised 7.3% of total net assets.

As noted at the beginning, the rebound in cyclical and energy related companies coupled with improvement in Asian and Latin American investments accounted for much of the improved performance in the portfolio so far this year. Although many of these positions contributed to the portfolio's lackluster performance experienced in 1998, so far, 1999 has proved a kinder year to value-oriented investors. We remain steadfast in our conviction that Templeton's value-based stock picking approach will produce superior returns for investors over the long term.


GEOGRAPHIC DISTRIBUTION
Templeton International Equity Fund
Based on Total Net Assets
6/30/99

                                  [BAR CHART]

Europe                                                                     64.4%
Latin America                                                              11.0%
Asia                                                                        9.5%
Australia/New Zealand                                                       6.0%
North America                                                               3.5%
Middle East/Africa                                                          1.2%
Short-Term Investments & Other Net Assets                                   4.4%

TEMPLETON INTERNATIONAL EQUITY FUND

Templeton International Equity Fund ended the six-month period under review with a strong performance that was largely due to its exposure to emerging market stocks, primarily in Latin America, where 11.0% of the portfolio's total net assets were invested on June 30, 1999. The portfolio's European holdings, 64.4% of total net assets at the end of the period, benefited from renewed investor enthusiasm for low-priced cyclical shares, aiding portfolio performance. Hurting the portfolio's relative performance was its low weighting in Asian stocks, which performed very well in the first half of 1999. Additionally, the weakness in the euro's value negatively impacted the value of many of our European stocks.

The environment for overseas investors improved significantly in the first half of 1999. The sharp economic setback seen in Asia during 1997-98 appeared to be over, and the long recovery process has begun. Strong U.S. economic growth continued to support growth elsewhere, and even the devaluation of the Brazilian currency, the real, could not undermine growing investor confidence that the worst economic jolts had already been felt. In Europe, growth was slower than hoped for, but a more serious recession has been avoided thus far. Overall, corporate earnings continued moving upward while interest rates rose. Many investors responded favorably by bidding up share prices of equities that earlier were considered at risk from the fallout of the Asian economic meltdown. Meanwhile, the stock prices of companies earlier viewed as safe havens from a potential worldwide economic downturn mostly suffered as investors reallocated funds toward economically sensitive equities. Moreover, there remained more than ample liquidity to support high share valuations in most of the world's stock markets.

Despite Europe's overall lackluster stock markets, many of our European cyclical stocks performed strongly, as they appeared to benefit greatly from growing investor confidence that Asia's earlier problems would not spread throughout the world. Instead, investor attention refocused on the potential for such companies' earnings to improve, as commodity price increases became possible again with rebounding world economic growth. The market value of holdings in such firms as British Steel PLC, paper maker Stora Enso OYJ, R, and chemical manufacturer Imperial Chemical Industries PLC all moved up during the reporting period in response to these trends. The weak euro also improved the export competitiveness of many European manufacturers, leading to improved customer demand and greater corporate profits. Although many European shares were less expensive than those found in the U.S., valuations still remained high by historical standards for Europe as a whole. Accordingly, we continued to tilt the portfolio's holdings toward those European shares that met our stringent valuation criteria. This led us to maintain large weightings in the U.K., with 21.9% of total net assets at the end of the period, and the Nordic stock markets, 11.6%, which were the only European markets to achieve positive U.S. dollar returns in the six months under review.

We also achieved strong returns in Latin America in the first half of 1999. Mexico was the region's standout performer, with the Mexican Bolsa rising 56.5%, while most of the other Latin markets rose between 15% and 25% as well. The receding fears of an impending worldwide economic debacle caused by Asia's earlier economic difficulties restored investor confidence in the region and led to attractive share price advances. The Brazilian currency devaluation temporarily upset the market, but it quickly overcame this, because of better than expected economic reports and sharply falling interest rates. Due to our large exposure to Brazilian stocks such as Petroleo Brasileiro SA, pfd., Telecomunicacoes Brasileiras SA (Telebras) and Unibanco Uniao de Bancos Brasileiros SA, the rapid rebound in Brazilian equity prices greatly contributed to the portfolio's performance. Even after this advance, our Brazilian holdings' valuations remained among the lowest in the world, and we are content to hold on to these positions. Additionally, YPF SA, an Argentine oil company and a large portfolio holding, rose strongly in the reporting period due to a takeover offer from the Spanish oil company Repsol SA.

We found it more difficult to find attractive long-term values in most of the Asian markets. Many Asian economies began to see meaningful improvement, but the damage to the banking and corporate sectors will take much time and money to repair. In particular, we were concerned that while many companies will begin to see improving sales and operating earnings in the 1999-2000 time period, earnings per share for such companies often may not recover as much as many analysts hope. Many of these companies may need to issue new shares as they raise money to repair weakened balance sheets, which would lower their earnings per share. Moreover, continued economic problems in Japan and China could pose additional challenges for the region going forward. Accordingly, we maintained a low weighting in Asia and purchased only strongly capitalized companies such as Korea Telecom Corp., ADR and Smartone Telecommunications Holdings Ltd. We suspect that better bargains will emerge in Asia as the recovery and recapitalization process moves forward. However, our course may be difficult, as other investors have rushed to re-establish positions in Asian markets, thereby ramping up share prices. We will continue to seek out Asian stocks that are selling at bargain levels based on our long-term earnings per share estimates while attempting to avoid those stocks where the market may have temporarily forgotten about the need these companies may have to issue new shares. For example, Korea was one of the best-performing markets in Asia, but new equity issuance in the remainder of 1999 might surpass 20% of the current stock market capitalization.

Looking forward, as the markets move higher we will be looking for opportunities to exit higher-priced stocks in favor of those that meet our criteria for attractive long-term value. We suspect that this will mean reducing some of the portfolio's holdings in Europe while building our positions in well-capitalized Asian companies. With the global economy's health improving daily, the environment for investing overseas remains favorable. Moreover, valuations for foreign shares generally remain below those of U.S. shares. Nevertheless, valuations overseas are not low by historical standards, and it is more difficult than ever to identify outstanding bargains. These high valuation levels represent a potential risk should the economic trends turn unfavorable and limit corporate earnings growth or lead to higher interest rates. As always, our research team will be scouring the world for those shares whose prices are selling at the lowest value in relation to their long-term earnings potential, since such shares help reduce risk while offering the potential for attractive long-term returns.


GEOGRAPHIC DISTRIBUTION
Templeton International Smaller Companies Fund
Based on Total Net Assets
6/30/99

                                  [PIE CHART]

Europe                                                                     49.9%
Asia                                                                       27.1%
North America                                                               5.8%
Latin America                                                               5.7%
Australia/New Zealand                                                       4.1%
Mid-East/Africa                                                             0.8%
Short-Term Investments & Other Net Assets                                   6.6%



TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

During the six months ended June 30, 1999, Templeton International Smaller Companies Fund performed strongly as foreign small-cap stocks rebounded from a generally disappointing 1998. The portfolio's performance benefited from a general resurgence in small companies and a market rotation to out-of-favor cyclical stocks. As value investors, we had substantial positions in cyclical stocks, or shares in companies that are particularly sensitive to movements in the economy. Until April, many cyclical companies were selling at significant discounts to their underlying value and had been identified as bargain stocks by our analysts.

The portfolio employs a "bottom-up" value approach to stock-picking, as we look carefully at companies based on their long-term operating fundamentals. We often take advantage of short-term volatility, because such disruptions can evoke a wave of investor selling, which can push the stock price down to a level well below its intrinsic value. However, we also recognize that value often takes time to show itself in the form of higher prices. For this reason, we are long-term investors, typically holding stocks we buy for about five years.

On June 30, 1999, the portfolio's largest country allocations were in the U.K. (16.3%), Hong Kong (12.9%), the Netherlands (6.0%) and Spain (6.8%). Nearly fifty percent of the portfolio was invested in European stocks, 27.1% in Asian stocks, 5.7% in Latin American stocks, 10.7% in other stocks and the balance in cash instruments.

In local currencies, European exchanges generally rewarded investors during the first half of 1999. Stock markets in France, Germany, the Netherlands and the U.K. each returned in excess of 6% in local currency terms. However, because the U.S. dollar strengthened during the period, dollar-based returns were significantly lower. Increased merger and acquisition (M&A) activity in the first half of 1999 helped unlock value in some of our European small-cap shares. In April, the portfolio benefited as Unigate PLC made an offer to buy fund holding Terranova Foods PLC, a U.K. convenience foods manufacturer, and eventually purchased the company at nearly twice the prebid speculation price. Likewise, Dahl Intressenter AB announced its acquisition of portfolio holding Dahl International AB, a Swedish plumbing wholesaler, at a healthy premium to its pre-offer closing price. We believe that corporate activity will continue to shape the European investment landscape and help focus investor attention on unjustifiably undervalued small-cap shares.

In Asia, most stock markets recovered sharply during the period. Many banks resumed lending as interest rates declined. Partially as a result of this, investor confidence seemed to rebound in banks and property stocks, two sectors hit hard by tightening credit, as banks were able to make financing available to corporations and homebuyers. This is especially true in Hong Kong, our largest weighting in the region. Consequently, our holdings in companies like Dah Sing Financial Holdings Ltd., a well-managed Hong Kong bank with strong capital ratios and a quality loan book, performed particularly well for the portfolio.

The period under review saw strong performance from Japan, with the Nikkei posting a 20.9% return, as foreign investors attempted to rebalance their historically underweight positions. Although there are signs of economic reform in Japan, the strong returns were largely driven by technical rather than fundamental factors in our opinion. Nevertheless, Japan appears to be moving in the right direction as competitive pressure and greater disclosure requirements force Japanese companies to take an honest account of their business mix, to reduce excess capacity or merge. While Japan is the portfolio's second-largest Asian weighting, Japanese equities still accounted for only 2.9% of the portfolio's total net assets on June 30, 1999. An example of our Japanese holdings is Yamato Kogyo Co. Ltd., a leading producer of H-beam steel used to construct buildings and bridges, which we were able to purchase below what we felt was the fair value of the company's assets.

Despite the economic problems in Latin America, stock prices in this region performed very well as investors began looking forward to potentially improved economic performance. Moreover, the very low valuations of Latin American stocks relative to those elsewhere attracted investor interest. Brazil remained the portfolio's largest area of concentration in Latin America, with 4.1% of total net assets on June 30, 1999. One of the portfolio's Brazilian holdings is Weg SA, pfd., an integrated motor manufacturer. The company should see significant opportunities to export its products, particularly to the U.S.

Despite the portfolio's solid performance during the first half of 1999, small companies or enterprises with less than U.S. $1 billion in market capitalization generally remain undervalued relative to large companies in most major markets. This disparity is evident when comparing almost any valuation measure such as price-to-earnings, price-to-cash flow or price-to-book value. We see this continued divergence as an unusually good opportunity to uncover bargain small-cap stocks for the portfolio.




TOP 10 HOLDINGS
Templeton International Smaller Companies Fund
6/30/99

COMPANY                                                               % OF TOTAL
INDUSTRY, COUNTRY                                                     NET ASSETS
--------------------------------------------------------------------------------

GTC Transcontinental Group Ltd., B                                          3.0%
Broadcasting and Publishing, Canada

Giordano International Ltd.                                                 2.7%
Merchandising, Hong Kong*

Li & Fung Ltd.                                                              2.3%
Merchandising, Hong Kong*

Sa des Galeries Lafayette                                                   2.3%
Merchandising, France

Dah Sing Financial Holdings Ltd.                                            2.1%
Financial Services, Hong Kong*

Weir Group PLC                                                              2.0%
Industrial Components, U.K

Grupo Dragados SA                                                           2.0%
Construction and Housing, Spain

Lex Service PLC                                                             2.0%
Business and Public Services, U.K

Siam City Cement Public Co. Ltd., fgn                                       1.9%
Building Materials and Components, Thailand

Gas y Electricidad SA, Br                                                   1.8%
Utilities Electrical and Gas, Spain



*Hong Kong reverted to the sovereignty of China on July 1, 1997.




TOP 10 HOLDINGS
Templeton Pacific Growth Fund
6/30/99

COMPANY                                                               % OF TOTAL
INDUSTRY, COUNTRY                                                     NET ASSETS
--------------------------------------------------------------------------------

Development Bank of Singapore Ltd., fgn                                     4.3%
Banking, Singapore

Fuji Heavy Industries Ltd.                                                  3.9%
Industrial Components, Japan

Wheelock and Co. Ltd.                                                       3.8%
Multi-Industry, Hong Kong*

Singapore Airlines Ltd., fgn                                                3.6%
Transportation, Singapore

City Developments Ltd.                                                      3.6%
Real Estate, Singapore

Commerce Asset-Holding Bhd.                                                 3.6%
Financial Services, Malaysia

Mitsubishi Heavy Industries Ltd.                                            3.0%
Industrial Components, Japan

Nisshinbo Industries Inc.                                                   2.8%
Textiles and Apparel, Japan

AXA China Region Ltd.                                                       2.7%
Insurance, Hong Kong

Daito Trust Construction Co. Ltd.                                           2.6%
Construction and Housing, Japan


*Hong Kong reverted to the sovereignty of China on July 1, 1997.



TEMPLETON PACIFIC GROWTH FUND

Throughout Asia, the announcements of monetary easing and corporate restructuring in Japan dominated investor attention during the six months under review. Japan's policymakers finally appeared to be taking strong measures to shore up the floundering economy. The news, coupled with positive developments in the Latin American emerging markets, buoyed market sentiment throughout Asia, with particularly strong performances in Hong Kong, Taiwan, Korea and of course, Japan. Templeton Pacific Growth Fund benefited from these developments in this period, as 50.4% of the portfolio's total net assets were in Hong Kong and Japan on June 30, 1999. Our gains were particularly notable in March, the month in which Japanese stocks began fully to reflect a fundamental change in foreign investor attitudes toward Japanese equities.

In our opinion, the fruits of the "big bang," Japan's financial reforms, are forcing a fundamental shift that promises to benefit portfolio performance over the long term. Competitive pressure, combined with greater disclosure requirements, are finally forcing Japanese companies to take honest account of their business mix, to shut down capacity and/or merge. While this news is positive and has fueled a surge in Japanese share prices, we remain cautious in our investment choices as the necessary restructuring is extensive and not all companies will survive. At the beginning of the reporting period, we held back from rushing into Japan. However, since then, we have added to several positions, including Nomura Securities Co. Ltd., Fuji Photo Film Co. Ltd. and Kurita Water Industries Ltd.

Hong Kong, where we held 23.8% of the portfolio's total net assets on June 30, 1999, experienced improving economic fundamentals, indicated by declining interest rates, firming real estate prices and low inventories. Recent share price moves now appear to reflect these improvements. Nevertheless, China's development exerts considerable influence on Hong Kong's economy. In China, signs are mounting that they may be forced to devalue their currency before the end of the year. As the surrounding region stabilizes, the central government's incentives to maintain the current level of the Chinese currency, the renminbi, recede. Although we do not believe a devaluation would destroy regional economic recovery, we would expect both Chinese and Hong Kong shares to retreat. Hence, we selectively took advantage of the reporting period's rally, by taking profits on Hong Kong names including Cathay Pacific Airways Ltd., Hon Kwok Land Investment Co. Ltd., and Cheung Kong Holdings Ltd.

The rest of Asia, particularly countries such as Korea and Thailand that have already taken great strides in restructuring, will be a big beneficiary of Japan's economic recovery. Our combined exposure to Korea and Thailand was 2.1% of the portfolio's total net assets at the end of the reporting period. Our lack of exposure in Korea reflects our belief that the market has run ahead of itself in discounting the news of restructuring. Compared to Japan, for example, we feel that Korea engenders a far greater risk of labor unrest as a consequence of corporate layoffs and restructuring.

In Thailand, the market response to regional stabilization has been less enthusiastic than in Korea. We similarly remain on the sidelines, as we would first like to see whether the government will be able to implement the recently enacted bankruptcy law. Finally, in Malaysia our weighting increased, from 7.4% of total net assets on December 31, 1998, to 10.9% on June 30, 1999. This increased exposure results from a 39% rebound in the Malaysian market rather than from any portfolio management activity. We continue to maintain our holdings as a result of capital controls the Malaysian government introduced last September. However, based on recently announced policy changes, we fully expect further relaxation of capital controls.

Looking forward, we are optimistic about future prospects for investing in the Pacific Rim markets. While we are still cautious about Japan, recent economic reforms designed to make its financial institutions more efficient have the potential to benefit the country's economic performance over the long term. In our opinion, the Japanese government now understands what levels of liquidity are necessary to revive the country's economy, and it appears willing to take action to achieve this goal. It is also encouraging that other Asian countries, particularly those that have already taken positive strides in restructuring, may benefit from Japan's potential economic recovery.


PORTFOLIOS SEEKING GROWTH AND INCOME

GLOBAL UTILITIES SECURITIES FUND

OVERVIEW

Global utility stocks were volatile over the six-month period ended June 30, 1999. While telephone service stocks rose sharply, electric utility stocks declined approximately 5%-10% and gas stocks were mixed during the period. The portfolio benefited from this, as our large weighting in telephone and cellular service stocks performed well, offsetting the electric and gas utilities' weak performance. For the six months under review, the portfolio outperformed its benchmark, the unmanaged FT/S&P Actuaries World Utilities Index. Of course, one cannot invest directly in an index.

Continued strong growth in demand for wireless communications and better-than-expected growth in data traffic stemming from Internet expansion drove the telecommunications industry's strong performance. Data traffic increased as a proportion of total telecommunications traffic as Internet usage wove its way deeper into our everyday lives. The strong demand for wireless phone service seen in Europe over the past several years spread elsewhere in the world. In the U.S., wireless telecommunications subscribers numbered more than 70 million, or approximately 25% of the population, at the end of the reporting period.

GEOGRAPHIC DISTRIBUTION
Global Utilities Securities Fund
Based on Total Net Assets
6/30/99
                                  [PIE CHART]

North America                                                              65.1%
Europe                                                                     23.1%
Asia                                                                        4.4%
Latin America                                                               1.4%
Short-Term Investments & Other Net Assets                                   6.0%

Domestic electric utility companies, 22.3% of the portfolio's total net assets on June 30, 1999, continued to streamline their financial and operational structures to prepare for increased competition resulting from deregulation. We believe many of these companies should create substantial shareholder value over the coming years, as a result of their restructuring efforts. During the period, we more than doubled our exposure to the telecommunications industry, from 25.0% of total net assets on December 31, 1998, to 54.3% on June 30, 1999, as we felt this sector offered significant value. Our weightings among other portfolio industries remained relatively stable over the period with electric companies -- domestic and foreign -- at 37.0% and gas companies 3.0% of total net assets at the end of the reporting period.

Over the six-month period, the U.S. experienced the strongest performance, with Europe, Asia and Latin America producing mixed results. The largest geographic portfolio weightings were in North America at 65.1% and Europe at 23.1%, while we were underweight relative to our benchmark in Asia and Latin America, with only 4.4% and 1.4% of total net assets respectively, on June 30, 1999.


UNITED STATES

In the U.S., telecommunications stocks were strong performers during the six months under review, driven by increasing traffic volumes, continued deregulation and strong growth in wireless services. Portfolio holdings MCI WorldCom Inc., Airtouch Communications Inc. (recently acquired by Vodaphone), Lucent Technologies Inc., Nextel Communications Inc., Primus Telecommunications Group Inc., Bell Atlantic Corp. and others were up strongly over the period. We typically seek telecommunications companies that we believe are leaders in their industry and have the potential to deliver significant shareholder value over the long term. One of the larger portfolio holdings, Sprint Corp. (PCS Group), is a good example of the type of company we look for when making investments. The company is uniquely positioned to take advantage of the growth in wireless communications due to its strong balance sheet, well-known brand name and state-of-the-art digital network. Since we purchased this stock, it has delivered record levels of subscriber growth and is now considered one of the world's premier wireless telecommunications companies.

The past six months have been challenging for electric and gas utility investors. Strong domestic economic growth caused many investors to seek opportunities in other, more economically sensitive industries. The strong, long-term fundamentals remain in place for these companies given their high level of free cash flows, strong balance sheets and the noncyclical nature of their products and services.

Diversification can be a key performance driver for any company, but it is particularly relevant to an electric utility company because it is difficult for investors to value a company more highly than its peers based only on its core transmission and distribution businesses. One company that produced an outstanding diversification strategy is Montana Power Co., which we first began acquiring in 1998. Although many electric companies underutilized their systems' embedded telecommunications networks, Montana Power chose to exploit its existing right-of-way assets and expertise in constructing and utilizing utility services by building a nationwide telecommunications network. Considering the tremendous growth in data and voice transmission network needs, this strategy resulted in significant returns for Montana Power's shareholders. Over the six months, with more than a 20% increase in its stock price, Montana Power is clearly unlocking hidden value. Other holdings that we feel have similar potential include Edison International, Northwestern Corp., CMS Energy Corp. and Duke Energy Corp.


EUROPE

The European electric companies had mixed performance over the six-month period. Strong returns in Italy offset mostly flat returns for the other countries where we had holdings. All of our investments during the period were in the developed countries of Western Europe. By avoiding the East European marketplace, we were not affected by this region's severe economic downturn.

We exited the Italian electric marketplace in February after watching our investment in AEM SpA rise 120% from our purchase price in the prior year. In March, we redirected our attention toward the U.K., a market that we had completely exited during the fall of 1998 over regulatory concerns, and what we felt were inflated stock prices. However, after watching U.K.-utility stocks decline significantly from October 1998 through March 1999, we felt this market was oversold. Five new U.K. investments we made during February and March were PowerGen PLC, Scottish Power PLC, COLT Telecom Group PLC, Severn Trent PLC and Scottish & Southern Energy PLC. In our opinion, these companies are high-quality utility/communications companies with excellent management teams.

European telecommunications companies were solid performers over the reporting period. Incumbent providers and new entrants moved quickly to improve their underdeveloped telecommunications infrastructure in Europe. Many regions still had a significant amount of pent-up demand for basic phone service. Telecom Italia SpA, a portfolio holding, is an example of a former monopoly provider that is streamlining its existing operations and achieving success in new areas such as wireless communications. We also have investments in emerging companies that are capitalizing on the growing need for bandwidth, such as Equant NV and COLT Telecom. European telecommunications is one of the fastest growing areas in the global utilities sector, and we remain very optimistic about this area's opportunities over the next several years.



TOP 10 HOLDINGS
Global Utilities Securities Fund
6/30/99

                                                                      % OF TOTAL
COMPANY                                                               NET ASSETS
--------------------------------------------------------------------------------

Frontier Corp.                                                             3.72%

Korea Telecom Corp.                                                        3.29%

Telecom Italia SpA                                                         3.18%

GTE Corp.                                                                  3.16%

Equant NV                                                                  2.64%

Nextel Communications Inc., A                                              2.62%

Bell Atlantic Corp.                                                        2.56%

Global TeleSystems Group Inc.                                              2.22%

MCI WorldCom Inc.                                                          2.22%

Edison International                                                       2.21%


LATIN AMERICA

The portfolio's weighting in Latin American companies was very small during the period, with approximately 1.4% of total net assets as of June 30, 1999. For most of the past year, Latin America's financial markets were prone to significant volatility, repeatedly whipsawed by the latest news of economic crises engulfing Asia and Eastern Europe. As widely anticipated, the region's largest economy, Brazil, under severe financial pressures, devalued its currency, the real, in January 1999. This initially sent stock markets throughout the region reeling, as speculative pressures on the currencies of Argentina, Peru and other neighboring countries peaked, and investors contemplated the long-term economic impact of the devaluation on the region's intertwined economies.

In the days immediately following the devaluation, we took advantage of the severe negative market pressure on Telecomunicacoes Brasileiras SA (Telebras) ADR shares, adding to our existing position at extremely depressed prices. Since then, the shares, which dipped briefly into the low $50s on the heels of the devaluation, were trading in the high $80 range just five months later.


ASIA

The portfolio's Asia weighting remained relatively modest during the reporting period and stood at about 4.4% of total net assets on June 30, 1999. Asian economies and stock markets underwent significant volatility during the six months under review as the region attempted to recover from the financial crisis that began in late 1997. In this environment, we looked for opportunities to invest in financially sound companies with good growth prospects at attractive prices.

The widespread negative investor sentiment that enveloped Asian stocks enabled us to find a few companies whose equities we felt were undervalued. One example was Nippon Telegraph and Telephone Corp. (NTT) of Japan, the largest telephone company in the world, in terms of sales. NTT is poised to benefit from the Japanese telecommunications industry deregulation. We also invested in the privatization of Korea Telecom Corp. during the reporting period. In our opinion, the shares were trading at a significant discount to regional peers despite the company's solid and improving fundamentals. Korea Telecom's privatization marked the first time that non-Korean investors could purchase shares in the company.

We believe that the worst of the Asian crisis has passed and that the region will begin to deliver improved returns to equity investors. The portfolio will continue to follow its contrarian approach of investing in undervalued Asian companies that we believe have upside potential commensurate with their risks and have strong management teams that are capable of navigating these difficult times.

Looking forward, we are optimistic regarding the potential of global utility stocks to deliver strong shareholder returns over the long term. While it is impossible to predict future returns, we believe that utilities such as telephone, electricity and gas services will continue to play an integral part in the world's economic development.



--------------------------------------------------------------------------------
GLOBAL UTILITIES SECURITIES FUND --
CHANGE OF NAME AND RESTATEMENT OF INVESTMENT STRATEGY

Effective November 15, 1999, Global Utilities Securities Fund's name will be changed to "Global Communications Securities Fund" and the portfolio's strategy will be restated to one of investing at least 65% of total assets in equity securities of companies that are primarily engaged in providing communications services and communications equipment. These changes will reflect better the portfolio's principal investment strategy of investing primarily in the communications industries, which have come to represent over 70% of the global public utilities sector. The portfolio's principal risks are those related to communications investments. The portfolio's investment goal and its other investment policies and restrictions will remain the same.

INVESTORS SHOULD CONSIDER CAREFULLY THE SUBSTANTIAL RISKS INVOLVED IN A PORTFOLIO THAT CONCENTRATES IN A SINGLE INDUSTRY SECTOR RATHER THAN DIVERSIFYING ACROSS MANY DIFFERENT SECTORS. See "Main Risks - Utilities Industries" in the portfolio's current prospectus and in the Supplement on page 181 of the semiannual report.

When reviewing their investments or considering new purchases or transfers, Contract Owners may wish to consult with their investment representatives.

--------------------------------------------------------------------------------

GROWTH AND INCOME FUND

The financial markets shifted focus during the first half of 1999 from the impact of troubled foreign economies on the U.S., to improving global economic growth conditions. The year started off with a continuation of trends in place for much of the previous year. While a small number of large-cap growth stocks -- the "nifty fifty" -- performed well, many value and smaller capitalization issues experienced weak results reflecting concerns over corporate profitability.

However, in the second quarter of 1999 the scenario changed significantly. First quarter earnings reports were generally stronger than expected, and evidence of economic improvement abroad mounted, most notably in Asia and Latin America. Consequently, a greater number of U.S. stocks rose in price, including many economically sensitive issues. Also, value stocks outperformed growth issues, reversing a general trend in place over the past five years. Growth and Income Fund, which utilizes a value discipline, reflected these favorable trends over the reporting period, with a healthy return for the six-month period.



TOP 10 HOLDINGS
Growth and Income Fund
6/30/99

COMPANY                                                               % OF TOTAL
INDUSTRY                                                              NET ASSETS
--------------------------------------------------------------------------------

Bell Atlantic Corp.                                                         3.1%
Telecommunications

Pharmacia & Upjohn Inc.                                                     2.9%
Health Technology

GTE Corp.                                                                   2.5%
Telecommunications

Texaco Inc.                                                                 2.2%
Energy Minerals

Royal Dutch Petroleum Co.                                                   2.0%
Energy Minerals

Bank One Corp.                                                              1.9%
Finance

General Mills Inc.                                                          1.8%
Consumer Non-Durables

Lincoln National Corp.                                                      1.8%
Insurance

Chevron Corp.                                                               1.8%
Energy Minerals

Dana Corp.                                                                  1.6%
Producer Manufacturing


The portfolio seeks to invest in stocks that offer current income and sell at attractive valuations. We look for stocks selling at bargain prices according to measurements such as relative dividend yields, book value, revenues and normalized earnings. This generally entails investing in stocks of quality companies at what we feel are temporarily depressed prices. At the same time, we collect current investment returns, in the form of dividends, which can provide a cushion against possible stock declines. Our investments typically fall into three categories: cyclical stocks, "special situation" stocks, and traditional, high dividend paying stocks such as utilities and real estate investment trusts (REITs).

Our cyclical stocks were strong performers over the six-month review period, especially during the second quarter of 1999. Basic material holdings in metals, chemicals, paper and forest products companies performed best. We took advantage of market strength to reduce some positions in the paper sector including Union Camp Corp., which was subject to an attractive acquisition bid. We also initiated an investment position in E.I. du Pont de Nemours and Co. (DuPont), the world's largest chemical company. During the period, DuPont announced an exciting restructuring, which we believe should enhance its growth prospects.

Our energy stocks, which represented 10.4% of the portfolio's total net assets on June 30, 1999, also did well during the period. One of our recent acquisitions, Royal Dutch Petroleum Co., typified the portfolio's investment strategy. Responding to sharply lower oil prices at the beginning of the year, Royal Dutch declined more than 30% from its 1998 highs, and its relative dividend yield reached very attractive levels. Oil prices have since rebounded, and the company's stock price rose more than 36.4% from our purchase price by the end of the reporting period. One of the portfolio's remaining energy investments, Atlantic Richfield Co., also responded favorably to an acquisition bid from another oil company.

Among our "special situation" investments, we determined that our dividend yield requirements, in the past, were too restrictive for sectors that offer above-average growth potential, such as technology and health care. Thus, we took advantage of some recent weakness and modified our criteria a bit to allow greater participation in these exciting areas. New technology positions include Motorola Inc., International Business Machines Corp. (IBM) and Automatic Data Processing Inc. In our opinion, each of these investments offered a combination of excellent value, current income and attractive earnings growth prospects.

New health care investments included Baxter International Inc. and American Home Products Corp. Uncertainty over Medicare reform resulted in weak performance for these and many other health care companies during the period. Unfortunately, we see this trend continuing over the near term. However, looking forward over several years, we continue to believe the industry's growth potential remains very favorable.

Lastly, a standout performer for the period was waste management company Browning-Ferris Industries Inc. Selling at historically low valuations due to disappointing short-term earnings, we initiated an investment position late last year. The company recently received a takeover bid, which resulted in a greater than 50% appreciation during the first half of this year.

The portfolio's holdings in REITs and high dividend yielding utilities provided mixed results for the six-month period. Both sectors had disappointing results during the first quarter; however, they registered superior returns during the April-through-June period. Our gas utility holdings performed well as they responded to rising fuel prices and merger activity. One of our holdings, Consolidated Natural Gas Co., received a buyout proposal during the second quarter. Although we reduced our overall investments in these sectors, we remained overweighted relative to applicable indices due to their continued attractive yields and valuations. As of June 30, 1999, utilities comprised 11.2% and REITs 4.6% of the portfolio's total net assets. We believe consolidation activity will accelerate among utility positions. Our REIT holdings, likewise, should continue to experience solid operating earnings and dividend growth. We believe that these factors should lead to rising prices for our investments in both sectors during the coming year.

Looking forward, we anticipate continued high levels of financial market volatility. The current economic environment, which offers an extraordinary combination of moderate growth and subdued inflation, is perhaps the best in decades for stocks. However, valuations are also at historically high levels and could be affected by rising interest rates. As our investment discipline attempts to take advantage of such volatility, we believe that the portfolio is especially well-suited for today's market environment.


INCOME SECURITIES FUND

The U.S. stock market continued to strengthen during the six months under review, as signs of solid U.S. economic growth and stabilizing international markets boosted investor confidence. The same stronger economic reports, however, weighed on the bond market and drove the 30-year Treasury bond yield up to 5.98% on June 30, 1999, from 5.15% at the beginning of the period.

Performance of the portfolio's bond and stock sectors was mixed over the period as signs of strong economic growth, benign inflation and rising interest rates affected the sectors in different ways. Although the portfolio's general sector weightings were essentially unchanged from year-end 1998, this environment presented us with several investment opportunities in both the bond and equity markets.


TOP FIVE STOCK HOLDINGS
Income Securities Fund
6/30/99

                                                                      % OF TOTAL
COMPANY                                                               NET ASSETS
--------------------------------------------------------------------------------

Philip Morris Cos. Inc.                                                    1.86%

Entergy Corp.                                                              1.38%

Texas Utilities Co.                                                        1.38%

Florida Progress Corp.                                                     1.34%

Dominion Resources Inc.                                                    1.29%


TOP FIVE BOND HOLDINGS
Income Securities Fund
6/30/99

                                                                      % OF TOTAL
ISSUER                                                                NET ASSETS
--------------------------------------------------------------------------------

U.S. Treasury Bonds                                                       13.46%

Republic of Argentina                                                      5.28%

Republic of Brazil                                                         4.24%

Republic of Korea                                                          2.40%

Consoltex Group Inc.                                                       1.04%





The portfolio's bond holdings consist of corporate, foreign and U.S. Treasury bonds. Corporate bonds, representing our largest fixed-income weighting, increased slightly to 25.1% of total net assets on June 30, 1999, compared with 23.5% on December 31, 1998. We received calls or tenders for several of the portfolio's bond positions during the period and were able to reinvest the proceeds in corporate bonds with attractive valuations and income yields. New corporate bond positions included issues from food and beverage company AmeriServe Food Distribution Inc., chemical manufacturer Lyondell Chemical Co., telecommunications and information services company Level 3 Communications Inc., cable TV companies Cablevision SA and Charter Communications Holdings LLC, and communication companies Microcell Telecommunications and NEXTLINK Communications Inc.

The portfolio's foreign bonds performed well during the reporting period, as developing countries made progress on economic and political reforms and investor concerns related to international economic turmoil subsided. The South Korean government, for example, took steps to reform the country's banking system and corporate governance structure. We established the portfolio's position in Korean government bonds in early 1998 and added to the position on weakness last October. Subsequently, the bonds were upgraded to investment grade and appreciated above par value. Brazil, Russia and South Africa are also making progress on reforms and recent performance reflected the encouraging developments. As a result of recent strong performance, we trimmed the portfolio's positions in Korea, South Africa and Russia and initiated a position in Turkey dollar-denominated Eurobonds, which we believe offered an attractive yield and significant total return potential as the country makes progress toward joining the European Monetary Union.

After strong performance during most of 1998, Treasury bonds reversed course and rates generally moved higher during the six months under review. Treasury bonds reacted negatively to reports of continued strong economic growth and the Federal Reserve Board's 0.25% increase in the federal funds target rate, to 5.00%, in June. However, we believe the absence of pricing power and continued weakness abroad will likely keep interest rates from rising significantly. We therefore maintained the portfolio's U.S. government bond position at approximately 13.5% of total net assets on June 30, 1999.

The portfolio's equity sectors delivered mixed results during the period under review, with utility stocks performing poorly due to rising interest rates. After a solid performance over the past two years, utility stocks retreated as reports of economic strength drove U.S. Treasury rates higher. We continue to believe utility stocks offer attractive yields and value relative to the broader stock market, as well as improving opportunities for growth from companies that are successfully adapting to a deregulated environment.

The portfolio's energy and real estate sectors rebounded during the period, while the gold sector experienced weakness related to supply and demand concerns. We added to the portfolio's energy sector throughout the period including a new position in Key Energy Services Inc., an oil-field services company. Energy stocks began to show strength in March on news that OPEC planned to reduce oil production in an effort to increase the price of oil. This news, combined with firming global demand, resulted in the price of oil climbing more than 50% for the six-month period under review. Although energy stocks appreciated substantially due to the higher oil prices, we believe the sector has more upside potential at these higher energy prices. In the real estate sector, we sought to take advantage of attractive valuations and industry conditions by adding to the portfolio's existing real estate positions including Meristar Hospitality Corp. and Glenborough Realty Trust Inc., and initiating a position in Apartment Investment & Management Co. convertible preferred stock. In our opinion, these companies represent a diverse mix of property types with attractive dividend yields and valuations.

The portfolio's cable and telecommunications stocks turned in a strong performance during the period, prompting us to take profits in the sector by selling the portfolio's CSC Holdings Inc. (Cablevision Systems Corp.) and MediaOne Group Inc. convertible preferred stocks. In addition, we sold or trimmed several stock positions with gains that had appreciated during the year and no longer fit our valuation criteria.

With the stock market near all-time highs and continued economic uncertainty, we remain selective with respect to new investments. As always, we are committed to our value-oriented approach and we will continue to utilize fundamental research in our search for investment opportunities across markets.


MUTUAL SHARES SECURITIES FUND

During the six months under review, the domestic economy experienced generally rising interest rates, low inflation and strong economic growth. In Europe, many central banks cut interest rates in an attempt to restart their economies, which were in danger of falling into recessions. Emerging countries in Asia and Latin America appeared to be nearly past the crisis of the last two years, with many posting solid growth during the period.

In this environment, Mutual Shares Securities Fund had an excellent performance that compared favorably to most of the broader market indices including the S&P Mid-Cap 400 and the portfolio's benchmark, the unmanaged Standard & Poor's 500 (S&P 500) Index. Of course, one cannot invest directly in an index. Our disciplined value and special situations approach resulted in gains in a number of the portfolio's securities. Several of our largest positions, including LucasVarity PLC, Morton International Inc., Telecom Italia SpA, di Risp, and MediaOne Group Inc., received take-over bids at large premiums during the six-month reporting period. As always, we identified these investments by conducting detailed fundamental analyses of companies with attractive assets trading at significant discounts to what we believed were their true value.



TOP 10 HOLDINGS
Mutual Shares Securities Fund
6/30/99

COMPANY                                                               % OF TOTAL
INDUSTRY, COUNTRY                                                     NET ASSETS
--------------------------------------------------------------------------------

Investor AB, A and B                                                       2.92%
Multi-Industry, Sweden

Bank One Corp.                                                             2.59%
Banking, U.S.

Telephone & Data Systems Inc.                                              2.10%
Telecommunications, U.S.

First Union Corp.                                                          2.00%
Banking, U.S.

Lockheed Martin Corp.                                                      1.67%
Aerospace and Military Technology, U.S.

United Asset Management Corp.                                              1.66%
Financial Services, U.S.

MediaOne Group Inc.                                                        1.63%
Broadcasting and Publishing, U.S.

Owens-Illinois Inc.                                                        1.36%
Industrial Components, U.S.

Philip Morris Companies                                                    1.33%
Beverages and Tobacco, U.S.

Chase Manhattan Corp.                                                      1.32%
Banking, U.S.

One of our best performers during the period was Telephone & Data Systems Inc.
(TDS). TDS is a U.S.-based diversified telecommunications services company, which traded at a 50% discount to what we believed was its intrinsic value. The company's announcement to sell or spin off Aerial Communications, one of its most valuable assets, helped narrow this discount. As a result, TDS's stock price increased 63.3% during the six-month period.

We found several opportunities to invest in companies with undervalued assets in the U.S. including Bank One Corp., Lockheed Martin Corp. and Washington Post Co. Bank One owns an outstanding credit card and consumer banking business, First USA, which we feel is not fully reflected in its share price. Lockheed Martin, the nation's largest defense company, generates enormous free cash flow, and Washington Post, a first-class media company, owns attractive and underappreciated cable assets.

In Europe, we believed Lagardere SCA and Rhone-Poulenc SA were undervalued. Lagardere, the French media and aerospace conglomerate, took significant steps to improve shareholder value. Rhone-Poulenc is restructuring to create one of the world's largest and lowest-cost pharmaceutical companies.

Looking forward, we believe that the U.S. as well as foreign markets should continue to present us with many profitable investments. By recognizing opportunity where others may see only bad news, we are able to buy securities at temporarily depressed prices, which often leads to significant long-term results. We also expect to find value in many of the companies undergoing corporate change, such as the purchase or sale of assets, spinoffs and share buybacks. We will continue to invest in bankruptcy and distressed companies, a practice that has long been profitable for us.

The favorable merger and acquisition environment should provide attractive takeover offers for some of our holdings, while at the same time presenting opportunities to profit by taking advantage of price disparities. As always, we are mindful of the risks of all of our investments. We focus as much on the downside risk of our holdings as their upside return.

REAL ESTATE SECURITIES FUND

During the six months under review, the real estate industry continued to benefit from strong operating fundamentals and low interest rates. In January 1999, real estate investment trusts (REITs) traded at the most attractive valuations seen in the past several years, as a result of their weak performance in 1998. However, the combination of strong fundamentals and inexpensive stock prices helped fuel a rally in REITs toward the end of the period under review.

As we have discussed in prior shareholder reports, the portfolio's strategy is to focus on property types and geographic regions with strong supply and demand fundamentals, while attempting to identify those management teams with the ability to add value through intensive property management and capital markets experience. Accordingly, we maintained the majority of the portfolio's investments in the office, diversified, hotel and apartment property sectors where we anticipate the strongest cash-flow growth and attractive stock valuations.

Given the reduced domestic economic risk, we believed that office stocks represented an attractive combination of favorable supply/demand fundamentals and attractive valuations. As of June 30, 1999, the sector comprised 21.7% of total net assets, the portfolio's largest property-type weighting. Two of the portfolio's larger positions in this sector, Equity Office Properties Trust and Brandywine Realty Trust, performed well during the period, benefiting from strong rent growth and stable occupancies.

At the end of the reporting period, the diversified property sector represented the portfolio's second-largest property-type weighting, making up 21.4% of total net assets. The companies in this segment have real estate portfolios diversified by property type and location, making them relatively stable investments. The portfolio's top two positions in the group, Security Capital Group Inc. and Glenborough Realty Trust Inc., offered excellent value in our opinion as both stocks traded at significant discounts to their net asset values.

The hotel sector was the portfolio's third-largest property sector, at 17.5% of total net assets on June 30, 1999. This sector was the hardest hit as a result of changing legislation, concerns about excess supply and a potential recession. Despite this, hotel stocks should do well going forward, as the economy continues to power ahead and new construction in the industry begins to slow. The portfolio's largest positions at the end of the reporting period were industry leaders Host Marriott Corp., MeriStar Hospitality Corp. Inc. and Starwood Hotels & Resorts Worldwide Inc.

During the six months under review, we made some changes to our apartment REIT holdings. We reduced our exposure to apartment REITs in the southern and south-eastern U.S. where we were concerned about excess building potentially leading to oversupply. As a result, we sold our positions in Gables Residential Trust and Post Properties Inc. However, we were able to find value in the segment and added a new apartment position, Apartment Investment and Management Co. (AIMCO). AIMCO is a national apartment REIT with headquarters in Denver and now owns or manages approximately 400,000 units, has properties in 49 states and is the nation's largest apartment owner and operator. We believe AIMCO offers significant growth prospects over the next several years.



TOP 10 HOLDINGS
Real Estate Securities Fund
6/30/99

SECURITY                                                              % OF TOTAL
SECURITY TYPE                                                         NET ASSETS
--------------------------------------------------------------------------------

Security Capital Group Inc.                                                4.67%
Diversified Property Type

Glenborough Realty Trust Inc.                                              4.17%
Equity REIT - Diversified

Meristar Hospitality Corp.                                                 4.09%
Equity REIT - Hotels

Equity Residential Properties Trust                                        3.96%
Equity REIT - Apartments

Public Storage                                                             3.94%
Equity REIT - Storage Centers

Equity Office Properties Trust                                             3.88%
Equity REIT - Office

Starwood Hotels & Resorts Worldwide Inc.                                   3.74%
Developer - Hotels

Brandywine Realty Trust                                                    3.44%
Equity REIT - Office

Trinet Corporate Realty Trust Inc.                                         3.39%
Equity REIT - Office

Simon Property Group Inc.                                                  2.94%
Equity REIT - Retail

Looking ahead, we are still excited about the prospects for investing in REITs, given the unique combination of steady growth and favorable valuations in the current market environment. In the near term, the real estate industry fundamentals should continue to benefit from an environment of supply/demand balance and relatively low interest rates. In addition, earnings visibility, the ability of analysts to accurately predict company future earnings, appears to be excellent relative to the overall market in 1999, given continued stable rent growth and select development opportunities.

Long term, we remain committed to the area of real estate stocks and REITs, as this market sector continues to grow in capitalization and diversity. In addition to our direct experience in real estate and real estate securities management, we are well-positioned with our team of over 30 equity and credit analysts who can assist in evaluating the merits of new REITs being formed by a variety of U.S. corporations. As always, we will focus on top-quality real estate companies that are creating significant cash flow growth and shareholder value.


RISING DIVIDENDS FUND

Our investment strategy is based on our belief that companies with consistently rising dividends should, over time, also realize appreciation in their stock prices. We select portfolio securities based on several criteria. To be eligible for purchase, stocks must pass certain investment "screens," or screening procedures, requiring consistent and substantial dividend increases, strong balance sheets and relatively low price/earnings ratios. We seek fundamentally sound companies that meet our standards and attempt to acquire them at attractive prices, often when they are out of favor with other investors.

During the six months ended June 30, 1999, the domestic economy demonstrated solid real growth with only modest inflation. Deflationary fears, however, which became prevalent in the previous six-month period, all but disappeared. Policy makers at the Federal Reserve Board (the Fed) grew increasingly concerned that the economy could not continue its strong growth rate of recent years without inflation accelerating. As a result, the Fed increased the federal funds target rate 0.25%, to 5.00%, partially reversing last year's rate cuts. U.S. Treasury bond yields rose steadily during the period in anticipation of this policy shift.

Large-capitalization stocks, led once again by the technology sector, continued to deliver strong returns, especially in the first quarter. By the second quarter, market leadership appeared to have shifted to more economically sensitive companies, including many small- and mid-capitalization stocks. This resulted in a healthy performance for Rising Dividends Fund during the reporting period.

Despite limited exposure to technology stocks, three of the portfolio's best performing holdings during the period were in this sector. Cohu Inc., a manufacturer of semi-conductor test-handling equipment, and Millipore Corp., which makes filtration equipment used by the semiconductor industry, benefited from indications that semi-conductor capital equipment purchases will increase in the coming quarters. Investors were also pleased with developments at Hewlett-Packard Co., which recently began articulating its e-commerce strategy.

The Limited Inc. was another of the portfolio's strong performers during the period. This specialty retailer showed strong operating results from its Intimate Brands unit, which operates Victoria's Secret and Bath & Body Works stores. During the six-month period, The Limited's stock price increased 56.9%.

Several stocks in the portfolio reported surprisingly weak quarterly earnings during the period, and as a result, their share prices fell sharply. Drug store company Rite Aid Corp. was impacted by losses associated with its extremely fast pace of new store openings during the months of January and February. In response, Rite Aid reduced its new store openings considerably to minimize the short-term drag on earnings that the expansion program created. Importantly, store-level performance remained on track. First Union Corp., a regional bank headquartered in North Carolina, also announced that earnings would be lower than expected, as the combination of expense savings and revenue enhancements that were anticipated from its acquisition of CoreStates Financial were not as large as the company planned. Pall Corp., a manufacturer of blood filtration products, was hurt by the rapid decline in blood filter sales to hospitals during its quarter ended in January. Pall immediately announced a restructuring plan intended to deal with this problem. By the next quarter, Pall reported better than expected earnings as the company was already feeling the benefits of the restructuring.

New additions to the portfolio during the period include Bank One Corp. and Lancaster Colony Corp. Bank One has emerged as a leader in the implementation of Internet banking. The bank broadened its use of technologies developed by Bank One's credit card unit, First USA, to deliver services to its retail customer base. Bank One has also increased its dividend each year for the past 28 years. Lancaster Colony appeared ready to return to its historical earnings growth rate after several flat quarters. Each of the company's three business segments -- specialty foods, glassware and candles, and automotive -- are showing positive developments. Lancaster has increased its dividend each year for the past 36 years.



TOP 10 HOLDINGS
Rising Dividends Fund
6/30/99

COMPANY                                                               % OF TOTAL
INDUSTRY                                                              NET ASSETS
--------------------------------------------------------------------------------

Family Dollar Stores Inc.                                                  6.16%
Retail Trade

West Pharmaceutical Services Inc.                                          4.79%
Health Technology

Leggett & Platt Inc.                                                       4.12%
Consumer Durables

Pall Corp.                                                                 3.04%
Process Industries

National Commerce Bancorp                                                  2.94%
Finance

Wallace Computer Services Inc.                                             2.87%
Commercial Services

Kaydon Corp.                                                               2.66%
Producer Manufacturing

Alberto-Culver Co.                                                         2.60%
Consumer Non-Durables

Teleflex Inc.                                                              2.59%
Producer Manufacturing

Bemis Co. Inc.                                                             2.53%
Process Industries

The only position that we increased significantly during the period was medical-supply company Becton, Dickinson & Co. The company pre-announced that earnings would likely fall short of expectations for the coming two quarters, causing the stock to fall to a level that in our opinion was attractive enough to purchase. However, we believe Becton, Dickinson's long-term growth prospects are still intact due to a number of reasons. Of particular interest is "safe needle" legislation that is proceeding at state and federal levels. Various legislative initiatives would generally require the use of needles with enhanced safety features, and Becton, Dickinson, with the leading market share in this area, would be a beneficiary of these initiatives.

We eliminated several positions from the portfolio including Avery Dennison Corp., Flowserve Corp. and St. Paul Cos. Inc. We exited our position in Avery Dennison, as it became less attractively valued than other alternative investments. Flowserve and St. Paul no longer met the portfolio's dividend requirements.

The portfolio's largest security sales occurred in the retail sector. We sold some shares of Family Dollar Stores Inc. because it became a disproportionately large position. However, Family Dollar remained the portfolio's largest holding on June 30, 1999. We sold shares of Wal-Mart Stores Inc., as we felt its valuation became excessive, although in our opinion the company continues to excel strategically and operationally. In addition, we sold a portion of our position in The Limited when the company tendered for stock at an above-market price.

Notable year-over-year dividend increases during the six months included Washington Mutual Inc. (+20%), Mercury General Corp. (+20%), State Street Corp. (+15.4%), The Limited Inc. (+15.4%) and Teleflex Inc. (+13%).

As shown on the table on page 39, our ten largest positions on June 30, 1999, comprised 34.3% of the portfolio's total net assets. It is interesting to note how these ten companies would, in the aggregate, respond to the portfolio's screening criteria based on a simple average of statistical measures. On average, these ten companies have raised their dividends 19 years in a row and by 265% in the last ten years. Their most recent dividend increases averaged 8.6%, for a yield of 1.7% on June 30, 1999, and a dividend payout ratio of 30%. Long-term debt averaged 22% of capitalization, and the average price/earnings ratio was 18.5 versus 34.7 for that of the unmanaged Standard & Poor's 500 Stock Index on the same date. It is our opinion that these companies are representative of the portfolio's fundamentally high quality.


TEMPLETON GLOBAL ASSET ALLOCATION FUND

At the beginning of the reporting period, the U.S. economy looked to be on a path of noninflationary economic growth, which many believed would lead to corporate profit growth coupled with stable to declining interest rates. Against the backdrop of a seemingly sluggish global economy, the Dow Jones Industrial Average (the Dow) powered through the 10000 milestone for the first time ever in March. However, in April global inflationary fears prompted investors to rotate out of growth stocks in the U.S. and Europe and into cyclicals and value stocks. This change in investor sentiment quickly sent the Dow through the 11000 mark in May, as the 30-company index is partially made up of cyclical companies.

These inflationary fears were sparked by a rebound in oil prices, surging private consumption in the U.S., as well as the first signs of economic growth in such countries as South Korea and Thailand. Higher-than-expected first quarter gross domestic product (GDP) figures reported by Germany and Japan, the respective growth engines for the European and Asian regions, fueled the belief that the global economy was heating up. In the U.S., the Federal Reserve Board (the Fed) took note of this and increased the federal funds target rate 0.25%, to 5.00%, in its late-June meeting in an effort to prevent inflation. The U.S. bond market also reacted, sending the 30-year Treasury bond yield to 5.98% on June 30, 1999.

At the end of the reporting period, the U.S. remained the portfolio's largest country weighting with 15.1% of total net assets. The portfolio's major U.S. holdings were in the defense and life insurance sectors, two areas where we felt valuations remained attractive and earnings prospects looked solid.

U.K. equities represented the portfolio's second-largest country weighting, at 10.3% of total net assets on June 30, 1999, and we remain positive for the outlook of these holdings. The U.K. is further along the economic cycle than the rest of Europe and appears to be in the midst of an economic slowdown, with some forecasts predicting GDP growth of only 0.8% in 1999. However, in our opinion the market was discounting a full-blown recession and in turn pushed many U.K. engineering stocks lower. We took advantage of this volatility to pick up some bargain-priced stocks of such high-quality companies as Invensys PLC, Mckechnie Group PLC, Weir Group PLC and Rolls-Royce PLC. Going forward, we feel the catalyst for this sector's future outperformance will be lower interest rates. The U.K. Central Bank cut interest rates 0.25% in June, the seventh consecutive reduction since October 1998, and we think that rates will come down further as inflationary pressures subside. The delayed effect on the British currency and consumption should help improve earnings and performance for this temporarily out-of-favor sector.




ASSET ALLOCATION
Templeton Global Asset Allocation Fund
Based on Total Net Assets
6/30/99

                                  [PIE CHART]

Equity Securities                                                          65.7%
Fixed-Income Securities                                                    27.7%
Short-Term Investments & Other Net Assets                                   6.6%


TOP FIVE COUNTRY HOLDINGS
Templeton Global Asset Allocation Fund
6/30/99

                                                                      % OF TOTAL
                                                                      NET ASSETS
--------------------------------------------------------------------------------

U.S.                                                                       15.1%

U.K.                                                                       13.1%

Hong Kong*                                                                  7.2%

Italy                                                                       5.0%

France                                                                      4.7%




*Hong Kong reverted to the sovereignty of China on July 1, 1997.




TOP FIVE INDUSTRY BREAKDOWN
Templeton Global Asset Allocation Fund
6/30/99

                                                                      % OF TOTAL
                                                                      NET ASSETS
--------------------------------------------------------------------------------

Insurance                                                                  11.6%

Multi-Industry                                                              7.7%

Aerospace and Military Technology                                           6.2%

Metals and Mining                                                           4.8%

Electrical and Electronic                                                   3.5%



Emerging equity markets were some of the best performers in the period, shown by the 39.9% increase in the Morgan Stanley Capital International Emerging Markets Free Index. Brazil's currency devaluation in January 1999 could represent the last shoe to drop in an emerging market crisis initiated by Thailand's currency devaluation in July 1997. This perceived reduction in emerging market volatility might attract those risk-averse investors who have been standing on the sidelines. On June 30, 1999, the portfolio held 11.4% of its total net assets in emerging market equities. Strong emerging market performers during the period included Singapore Airlines Ltd., Bangkok Bank Public Co. Ltd., fgn. in Thailand, South Korean steel company Pohang Iron & Steel Co. Ltd., and Hong Kong property developer Cheung Kong Holdings Ltd. We remain cautiously optimistic for the prospects of our Latin America and Asia holdings, which are predominantly in the more liquid telecommunications and banking sectors.

The portfolio held more than 7.2% of total net assets in Hong Kong at the end of the reporting period, where the Hang Seng Index was up 36.7% during the six-month period. Compelling valuations, the prospect of peaking real interest rates, the first signs of economic turnaround in the ASEAN countries, and the fact that Hong Kong is the most liquid market in non-Japan Asia sparked investor enthusiasm for the market's equities.

Japan had an impressive start to the year, with the Nikkei rising 10.8% for the period. However, on June 30, 1999, the portfolio held only 2.8% of total net assets in Japanese equities, as we felt that the recent moves in equity prices were driven more by technical than fundamental factors. Before their March 31 financial year-end, Japanese banks and companies went through a process of buying strong stocks and selling weak performers to improve their portfolios' profiles. In addition, in 1999 there was a rash of foreign buying as investors attempted to rebalance their historically underweight Japan position. In our opinion, these actions caused the strong moves in the Japanese market. We also feel that Japanese companies must still go through a period of further restructuring. Although there have been some high-profile restructuring announcements to lay off employees and reduce unprofitable production, most companies have yet to do anything. In our opinion, the immediate effect on the economy will be unfavorable as more companies curtail investments and consumers cut back on spending.

Global bond markets generally did not perform well in the first six months of 1999, following improved business surveys in Europe and the release of data indicating a strengthening U.S. economy. During the period under review, the J.P. Morgan Global Government Bond Index posted a -1.1% total return in local currency terms, out-performing the -2.8% return of the J.P. Morgan U.S. Government Bond Index. This better performance was mainly attributable to declining interest rates in Europe and Japan. However, weakness in the euro and the Japanese yen resulted in lower returns in U.S.-dollar terms, and the J.P. Morgan Global Government Bond Index declined 7.2% in U.S.-dollar terms during the six months ended June 30, 1999.

Although many emerging debt markets suffered temporary losses in January arising from Brazil's currency devaluation, they recovered during the period, causing the J.P. Morgan Emerging Market Bond Index to increase 10.6%. Russia, Brazil and Venezuela were among the top-performing bond markets while Poland and Ecuador were the only emerging market countries whose fixed-income markets declined. Ecuador was the worst performer, as bond prices there fell, due in large part to uncertainty regarding the International Monetary Fund approval of financial aid.

In our opinion, global economic growth may weaken during the rest of 1999. The extent of this weakness would depend primarily on U.S. economic developments, which in turn are largely dependent on Latin America's economic stability. Problems in that region could depress U.S. exports, which might have a negative effect on European economic performance. We believe, however, that global economic growth will not decline enough to prompt an economic recession and that inflation will likely remain benign. This should provide a beneficial environment for high-quality bonds and for the portfolio's intermediate-term performance.


VALUE SECURITIES FUND

During the six months under review, the domestic economy remained strong, with unemployment at a 29-year low. For much of the period, inflation was remarkably benign, but a hiccup in the Consumer Price Index in April led the Federal Reserve Board (the Fed) to raise the federal funds target rate 0.25%, to 5.00%, in its late-June meeting. The major U.S. stock market news during the reporting period was the continuous flow of capital into equity securities -- mostly Internet, Internet-related and larger-capitalization brand name stocks. In fact, the Dow Jones Industrial Average set a number of records, including closing above the 10000-point mark for the first time in March as the Standard & Poor's 500 and the NASDAQ indices also reached all-time highs.

Larger-cap stocks drove the S&P 500 Index's 5.0% rise in the first quarter of 1999. Small-cap stocks, especially those considered "value," remained out of favor as indicated by the Wilshire Small Company Value Index, the portfolio's benchmark, which declined 11.9% for the first three months of 1999. Last year's divergence between small and large cap and between growth and value continued during 1999's first quarter. However, we are pleased to report that this gap began to narrow in April, and in second quarter 1999, small-cap and value stocks handily outperformed their large-cap peers. Value Securities Fund benefited from this and posted strong second quarter results.




TOP 10 HOLDINGS
Value Securities Fund
6/30/99

COMPANY                                                               % OF TOTAL
INDUSTRY                                                              NET ASSETS
--------------------------------------------------------------------------------

JLG Industries Inc.                                                        4.03%
Producer Manufacturing

Tropical Sportswear International Corp.                                    4.03%
Consumer Non-Durables

The Timberland Co.                                                         2.87%
Consumer Non-Durables

Presidential Life Corp.                                                    2.76%
Finance

Allstate Corp.                                                             2.72%
Finance

Tidewater Inc.                                                             2.57%
Transportation

Professional Group Inc.                                                    2.56%
Finance

ENSCO International Inc.                                                   2.52%
Industrial Services

Robert Half International Inc.                                             2.41%
Commercial Services

Rowan Cos. Inc.                                                            2.33%
Industrial Services

Value Securities Fund seeks to take advantage of securities that we believe are undervalued. Our value investment strategy casts a wide net. Instead of focusing exclusively on low stock prices relative to book value, earnings or cash flow, we consider all types of measures, including understated assets such as land or intangibles, patents and distribution systems. Another focus of the portfolio is to seek "fallen angels" -- former growth companies that have suffered short-term, sharp price declines, but in our opinion, still have significant long-term potential.

Our quest for value normally leads us to relatively inexpensive securities that have a temporary cloud hanging over them, including out-of-favor companies or industries, and those with ineffectual management teams or a passive board of directors. Our strategy is to determine whether the cloud will dissipate or become a storm. When we find such a company, we then look for a strong balance sheet and cash flow that will sustain it while it is turning around.

During the reporting period, we began to reduce the number of positions we typically hold. In doing so, we liquidated many holdings that we felt were too small to have an impact on the portfolio and several where we felt the reasons for owning them had changed. We focused new purchases on companies with larger market capitalizations, such as insurer Allstate Corp., Canadian National Railway Co., life and disability insurance company StanCorp Financial Group Inc., aerospace systems and component manufacturer B.F. Goodrich Co. and global staffing services company Robert Half International Inc. Larger companies typically have greater name recognition, as more Wall Street analysts follow these companies and produce research that is read by more shareholders and potential shareholders. In addition, their greater liquidity enables us to establish positions more easily and sell faster when we decide it is prudent to do so.

Although small-company and value investing were clearly out of favor during a large part of the reporting period, there were several signs that investors were beginning to recognize some of our relatively inexpensive holdings. During the first quarter, two of our portfolio holdings -- Executive Risk Inc. and Unisource Worldwide Inc. -- benefited from announcements of corporate takeovers, all at significant premiums to prior day prices. In addition, our patience with the oil drilling and oil services holdings was rewarded as oil prices began to increase, causing a significant positive move in the stock prices of Atwood Oceanics Inc., ENSCO International, Rowan Companies Inc. and R&B Falcon Corp. As experienced value managers we realize that in order to harvest the pot of gold at the end of the rainbow we must also bear the rain. Although value investing may have seemed unfavorable during most of the period, we believe the rainbow has begun to appear on the horizon.

While we were not happy with the bear market for value stocks that existed during the first quarter of 1999, it is not entirely unfavorable because it provided patient value investors with many bargain-basement buying opportunities. We remain confident that our value-investing approach has the potential to serve our shareholders well over the long term.


PORTFOLIOS SEEKING INCOME

HIGH INCOME FUND

During the six months under review, the domestic economy experienced robust economic growth, which generally strengthened corporate profitability. However, the benign inflationary environment seen in the first few months of the year quickly gave way to concerns of inflation as the strong economic growth persisted. This caused the 30-year Treasury bond yield to rise, from 5.15% on January 1, 1999, to 5.98% at the end of the period. Thus, despite the supportive corporate fundamentals, rising interest rates over the past few months created a difficult environment for all fixed-income classes, including high yield bonds.

We increased the portfolio's weighting in the telecommunications industry to 25.2% of total net assets at the end of the period, compared with 20.6% on December 31, 1998. The telecommunications industry outperformed the overall high yield market during the period and we believe it will continue to do well as a result of global deregulation, technological convergence and consolidation. During the six-month period, we focused on companies either constructing or already having high-quality networks, with strong management teams and solid access to capital markets. Telecommunications companies that were solid performers during the period included IntelCom Group Inc. and Northeast Optic Network Inc. In addition, we maintained a significant weighting in the wireless communications industry, as revenues continued to grow strongly due to increased usage, despite pricing pressures. Notable performers in the wireless communications industry included Nextel Communications Inc., Rogers Cantel Mobile Inc. and Dobson/Sygnet Communications Co.

We did not significantly alter our weightings in the other industries in which the portfolio invests. In cable television, we increased our weighting somewhat to take advantage of the positive merger and acquisition environment, initiating new positions in Charter Communications and Bresnan Communications Group. We slightly reduced our allocation to the industrial segment, taking profits in solid performers such as Simonds Industries Inc. In industries such as consumer products and media, which in our view offer solid growth potential while offering insulation from economic cycle fluctuations, we maintained comfortable weightings.

Several portfolio positions benefited from mergers and acquisition activity or other positive corporate events during the review period: Pharmerica Inc., RC/Arby's Corp., Outdoor Systems Inc., RJR Nabisco Inc., Ascent Entertainment Group Inc., Shoppers Food Warehouse Corp., Poland Telecom Finance and Diamond Cable Communications Co. We focused on securities that we believe will benefit from positive corporate events or improving credit profiles.




INDUSTRY BREAKDOWN
High Income Fund
6/30/99

                                                                      % OF TOTAL
INDUSTRY                                                              NET ASSETS
--------------------------------------------------------------------------------

Consumer Services                                                          25.5%

Telecommunications                                                         25.2%

Process Industries                                                          8.2%

Transportation                                                              5.0%

Health Services                                                             4.8%

Consumer Non-Durables                                                       4.5%

Energy Minerals                                                             4.2%

Producer Manufacturing                                                      4.2%

Industrial Services                                                         3.6%

Commercial Services                                                         3.1%

Consumer Durables                                                           2.6%

Electronic Technology                                                       2.3%

Finance                                                                     1.3%

Retail Trade                                                                1.2%

Technology Services                                                         1.1%

Utilities                                                                   0.9%

Non-Energy Minerals                                                         0.5%

Cash & Equivalents                                                          1.8%

Looking forward, we have a positive outlook for the high yield corporate bond market in general, as well as for the portfolio. Recent economic data suggests that economic activity should remain solid over the near to intermediate term, although it will likely slow. Even with April's spike in inflation, high yield asset valuations are attractive on a historical basis, as yield spreads relative to Treasury securities remain higher than historical norms. Thus, we believe that solid economic fundamentals and attractive valuations should create a relatively favorable environment for high yield bonds going forward.


TEMPLETON GLOBAL INCOME SECURITIES FUND

Global bond markets generally did not perform well during the six-month reporting period. In January, low inflation, generally weak economic growth for developed economies, and the possibility of interest rate cuts contributed to a positive attitude toward bond markets by many investors. However, in February, stronger-than-expected economic data and reduced expectations of interest rate cuts resulted in a temporary sell-off in global bond markets. In March, investors appeared to be more optimistic despite the potential negative effect higher oil prices might have on inflation. Factors contributing to this optimism included economic weakness in Europe, Japan and some sectors of the U.S., and expectations of monetary policy easing by several central banks. At the same time, the U.K. and U.S. bond markets also benefited from "flight-to-quality" inflows as a result of the crisis in Yugoslavia. However, during the second half of the reporting period, investor expectations for global bond markets deteriorated following improved business surveys in Europe and signs of a strengthening U.S. economy. Concerned with the possibility of future inflation, the Federal Reserve Board raised the federal funds target rate 0.25% in late June to 5.00%. They did, however, indicate a neutral bias going forward.

During the period under review, the portfolio's benchmark J.P. Morgan Global Government Bond Index posted a -1.1% total return in local currency terms, outperforming the -2.8% return of the J.P. Morgan U.S. Government Bond Index. This better performance was mainly attributable to declining interest rates in Europe and Japan. However, weakness in the euro and the Japanese yen resulted in lower returns in U.S.-dollar terms, and the J.P. Morgan Global Government Bond Index declined 7.2% in U.S.-dollar terms during the six months ended June 30, 1999.

Although many emerging debt markets suffered temporary losses in January arising from Brazil's currency devaluation, they recovered during the period under review, causing the J.P. Morgan Emerging Market Bond Index to increase 10.6%. Russia,

[PIE CHART]

GEOGRAPHIC DISTRIBUTION
Templeton Global Income Securities Fund
Based on Total Net Assets
6/30/99


Europe                   42.0%
North America            35.3%
Latin America            13.9%
Australia/New Zealand     7.6%
Asia                      0.5%
Short-Term Investments
  & Other Net Assets      0.7%



Brazil and Venezuela were among the top-performing bond markets, while Poland and Ecuador were the only emerging market countries whose fixed-income markets declined. Ecuador was the worst performer, as bond prices there fell due to uncertainty regarding International Monetary Fund approval of financial aid.

During the reporting period we attempted to maximize the portfolio's return with an allocation that offered an opportunity for greater long-term returns at the cost of modestly higher short-term volatility. On June 30, 1999, we held 83.7% of total net assets in intermediate- and long-term bonds in developed markets and 16.3% of assets to what we believed were the highest quality and most liquid bonds available in emerging markets.

The portfolio's country allocations changed only moderately during the six months under review. Our North American weighting decreased from 42.9% of total net assets on December 31, 1998, to 35.3% on June 30, 1999, due mainly to a reduction in the portfolio's Canadian exposure. Our European holdings rose to 42.0% of total net assets at the end of the period, from 35.6% on December 31, 1998, as we increased our exposure to Germany and the U.K., and added a position in Bulgaria. During the reporting period, our exposure to emerging market bonds, especially those of Latin America, rose substantially. At the end of the period under review, Latin America comprised 13.9% of total net assets, compared with 8.7% on December 31, 1999. In an effort to reduce the volatility characteristic of emerging market securities, we invested in emerging market bonds that generally have shorter maturities than those of the J.P. Morgan Emerging Market Bond Index. Most Latin American bonds in the portfolio were U.S.-dollar denominated sovereign Eurobonds with fixed coupons issued by countries with strong repayment capacity. This helped eliminate currency risk and added security to the portfolio. Meanwhile, we will continue to follow a defensive strategy until we feel volatility and credit risk sensitivity stabilize.

In our opinion, global inflation will likely be quite tame in the period ahead and global economic growth is likely to pick up slightly in 1999. This is an ideal environment for high quality bonds, and this makes the management team positive for the intermediate-term outlook for the portfolio.


U.S. GOVERNMENT SECURITIES FUND

The economy grew at a steady pace during the reporting period, boosted by three Federal Reserve Board (the Fed) rate cuts in the fall of 1998. Investors in 1999 increasingly demanded securities that offered higher yields than Treasuries, allowing spreads, the difference in yields between two securities, to narrow and move back toward their historical levels.

Beginning January 1999, strong economic data weighed on the market and led to concerns that the Fed would raise interest rates in an effort to slow economic growth and prevent inflation from developing. This sentiment was magnified in May with the release of higher-than-expected Consumer (CPI) and Producer (PPI) Price Indices for April, and again when several Fed officials made hawkish comments. Therefore, in expectation of the Fed's raising interest rates, bond yields steadily rose during the six months under review. For example, the 30-year Treasury bond yield rose, from 5.15% on December 31, 1998, to 5.98% on June 30, 1999. These higher rates worked their way through the economy over time. For instance, the Federal Home Loan Mortgage Association (FHLMC or Freddie
Mac) conforming 30-year fixed mortgage rate climbed, from 6.83% to 7.63%, over the same period. The higher interest rates negatively impacted not only Treasury securities, but also U.S. government agency securities, with their yields rising as well. Government National Mortgage Association (GNMA or Ginnie Mae) securities generally outperformed Treasury and agency securities during the period.

As most economists predicted, on June 30, the Fed's interest-rate setting committee, the Federal Open Market Committee, or FOMC, met and raised the federal funds target rate 0.25%, to 5.00%. The bond market initially reacted positively to the Fed's decision, pushing the 30-year Treasury bond yield down to just under 6.00% on June 30, 1999.

Looking forward, over the near term the markets will most likely remain preoccupied with the Fed's actions. As evidence of an economic slowdown has failed to develop, the fixed-income markets are currently discounting some further tightening by the Fed over the next year. We will continue to manage U.S. Government Securities Fund primarily as a mortgage income portfolio, emphasizing GNMA and other agency mortgage pass-through securities for their attractive income advantages compared with U.S. Treasury securities. In addition, the portfolio will continue to invest in non-mortgage securities, such as Treasury and U.S. government agency securities, for diversification purposes.

ZERO COUPON 2000 FUND

ZERO COUPON 2005 FUND

ZERO COUPON 2010 FUND

The first six months of 1999 were difficult for fixed-income investors. Interest rates rose significantly, as the U.S. economy extended the longest peacetime expansion in its history. For example, the yield on the 10-year Treasury bond, a good proxy for the Zero Coupon 2010 Fund, increased from 4.64% on December 31, 1998, to 5.81% at the end of the reporting period. Interest rates and bond prices move in an inverse relationship, so as interest rates rise, bond prices fall. Indeed, the expansion appeared to be on firmer footing at the end of the reporting period than at the beginning of the year, as economies worldwide began to recover from recent difficulties. Taking note of this, the Federal Reserve Board (the Fed) raised the federal funds target rate by 0.25%, to 5.00% in its late-June meeting. However, in the same meeting, the Fed notified the markets that it had changed its bias to neutral, signaling that it is likely it will not raise rates again in the near future.

The bond market appeared to anticipate the Fed would take back most, if not all, of the 75 basis points (0.75%) from its easing last fall. Bond investors, in turn, demanded higher returns for bond investments. Still, inflation remained subdued and most of the forces driving this low inflationary period here in the U.S., namely the leveraging of new technologies to increase productivity, remained in place.

The Zero Coupon Funds invest primarily in securities issued by government sponsored agencies. In our opinion, there is only the slightest amount of additional risk in these securities relative to direct obligations of the U.S. government. Due to the inverse relationship zero coupon bonds have with interest rates, all three portfolios suffered from the rising interest rates during the year. Keep in mind that, with a little less than one and a half years to target maturity for the 2000 portfolio, it will begin to take on characteristics similar to a money market fund. As the target maturity date of December 2000 approaches, this portfolio will become increasingly less sensitive to changes in interest rates, which will serve to reduce the portfolio's risk but also diminish any chances for capital appreciation.

Normally, individual zero coupon bonds will return a fixed rate, if held to maturity. Zero coupon investments, therefore, can be attractive for relatively short-term investors and risk-averse, long-term investors. Of course, a managed portfolio of zero coupon bonds will fluctuate with cash flow in or out of the portfolio, or vary with market conditions. We do not try to time the market; instead, our portfolio activity mirrors shareholder activity.

Going forward, the prospects for continued low inflation are good and make fixed-income investments attractive. Zero coupon bonds and our zero coupon funds, while subject to price fluctuation as a result of interest changes, can offer investors relatively certain returns if held to maturity. For each portfolio, we strive to maintain the weighted average maturity as close to the target maturity as possible so that the portfolio will mirror the features of a zero coupon bond.



TOP 10 HOLDINGS
Money Market Fund
6/30/99

                                                                      % OF TOTAL
SECURITY NAME                                                         NET ASSETS
--------------------------------------------------------------------------------

U.S. Treasury Repo.                                                       10.92%

Nestle Capital Corp.                                                       4.29%

CIESCO LP                                                                  4.28%

Walt Disney Co.                                                            4.27%

Schering Corp.                                                             4.27%

Merrill Lynch & Co. Inc.                                                   4.27%

International Lease Finance Corp.                                          4.27%

Archer Daniels Midland Co.                                                 4.26%

Salomon Smith Barney Holdings Inc.                                         4.26%

General Electric Capital Corp.                                             4.25%




PORTFOLIOS SEEKING CAPITAL PRESERVATION AND INCOME

MONEY MARKET FUND

During the six-month review period, domestic economic growth continued at a robust pace, while most foreign economies struggled. U.S. real gross domestic product (GDP) growth for the first and second quarters were an annualized 4.3% and 2.3% respectively, averaging above the Federal Reserve Board's (the Fed's) targeted long-term growth rate of 2.5%.

Over the past year and a half, U.S. economic performance has reflected a balance between the effects of weakness abroad and a surge in credit-driven spending by U.S. households. Reduced inflation, associated with recession in much of the rest of the world, coupled with the Fed's easing in fall 1998 when credit growth threatened to falter, allowed for substantial declines in interest rates. This same combination also pushed up equity and real estate prices that, in turn, powered domestic spending. The result has been an enviable position of rapid economic growth coupled with low inflation and rising asset prices.

Foreign growth is now beginning to improve, however. The emerging markets crisis appears to have largely dissipated, and forecasts point to a return to more normal growth, with Korea and Thailand already posting impressive economic performances. Even Japan, mired in a deep recession for years, showed signs of life during the period, with first quarter annualized GDP of 1.9%, well above estimates. In Europe, Germany and Italy showed signs of improvement, as growth in the first quarter of 1999 was slightly higher than forecast.

In second quarter 1999, robust domestic demand coupled with stronger international economies brought fears of inflation to the forefront. In addition, an unexpected spike in April's inflation number coupled with strength in oil prices put the market on notice. In response, the Fed raised the federal funds target rate 0.25%, to 5.00%, in its June meeting.

We continue to invest the portfolio's assets in only high-quality money market securities. For example, during the period more than 75% of the securities purchased for the portfolio carried AA or higher long-term credit ratings by Standard & Poor's and Moody's, national credit rating agencies, with the balance rated A.* Consistent with the portfolio's objective of providing shareholders with a higher quality and conservative investment vehicle, we do not invest the portfolio's cash in derivatives or other potentially volatile securities that we believe involve undue risk.


*This does not indicate Standard and Poor's and Moody's ratings of the portfolio.

FRANKLIN VALUEMARK FUNDS
Financial Highlights


                                                                PER SHARE OPERATING PERFORMANCE
                                    ------------------------------------------------------------------------------------------------
                                      NET                   NET                                      DISTRI-
                                     ASSET      NET      REALIZED &     TOTAL      DISTRIBUTIONS     BUTIONS
                                     VALUE,    INVEST-  UNREALIZED       FROM         FROM NET      FROM NET    TOTAL     NET ASSET
PERIOD                              BEGINNING   MENT       GAINS       INVESTMENT    INVESTMENT     REALIZED    DISTRI-   VALUE, END
ENDED                               OF PERIOD  INCOME     (LOSSES)     OPERATIONS      INCOME        GAINS      BUTIONS   OF PERIOD
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL GROWTH FUND
Class 1
 1996(4)                              $10.00    $  .03      $ 1.33       $ 1.36       $   --       $   --       $   --       $11.36
 1997                                  11.36       .06        2.02         2.08         (.02)          --         (.02)       13.42
 1998                                  13.42       .10        2.62         2.72         (.06)          --         (.06)       16.08
 1999(8),(9)                           16.08       .07        1.91         1.98           --           --           --        18.06
Class 2
 1999(7),(9)                           16.47       .04        1.51         1.55           --           --           --        18.02
GLOBAL HEALTH CARE SECURITIES FUND
Class 1
 1998(6)                               10.00       .03         .68          .71           --           --           --        10.71
 1999(8),(9)                           10.71       .01       (1.56)       (1.55)          --           --           --         9.16
Class 2
 1999(7),(9)                           10.77        --       (1.63)       (1.63)          --           --           --         9.14
GLOBAL UTILITIES SECURITIES FUND
Class 1
 1994                                  17.14       .95       (2.94)       (1.99)        (.62)        (.11)        (.73)       14.42
 1995                                  14.42       .84        3.54         4.38         (.90)          --         (.90)       17.90
 1996                                  17.90       .91         .29         1.20         (.92)          --         (.92)       18.18
 1997                                  18.18       .90        3.54         4.44         (.96)       (1.33)       (2.29)       20.33
 1998                                  20.33       .76        1.41         2.17         (.83)       (1.22)       (2.05)       20.45
 1999(8),(9)                           20.45       .23        1.61         1.84           --           --           --        22.29
Class 2
 1999(7),(9)                           21.02       .20        1.04         1.24           --           --           --        22.26
GROWTH AND INCOME FUND
Class 1
 1994                                  13.99       .19        (.47)        (.28)        (.09)        (.20)        (.29)       13.42
 1995                                  13.42       .41        3.92         4.33         (.20)        (.41)        (.61)       17.14
 1996                                  17.14       .62        1.64         2.26         (.41)       (1.44)       (1.85)       17.55
 1997                                  17.55       .67        4.05         4.72         (.64)        (.62)       (1.26)       21.01
 1998                                  21.01       .69         .99         1.68         (.69)       (1.64)       (2.33)       20.36
 1999(8),(9)                           20.36       .30        1.31         1.61           --           --           --        21.97
Class 2
 1999(7),(9)                           20.71       .24         .98         1.22           --           --           --        21.93
HIGH INCOME FUND
Class 1
 1994                                  13.13       .88       (1.18)        (.30)        (.55)        (.07)        (.62)       12.21
 1995                                  12.21      1.06        1.30         2.36         (.91)          --         (.91)       13.66
 1996                                  13.66      1.20         .56         1.76        (1.20)        (.06)       (1.26)       14.16
 1997                                  14.16      1.33         .22         1.55        (1.22)        (.04)       (1.26)       14.45
 1998                                  14.45      1.43       (1.25)         .18        (1.27)        (.08)       (1.35)       13.28
 1999(8),(9)                           13.28       .71        (.54)         .17           --           --           --        13.45
Class 2
 1999(7),(9)                           13.36       .66        (.59)         .07           --           --           --        13.43

                                                                          RATIOS/SUPPLEMENTAL DATA
                                                    -----------------------------------------------------------------
                                                                                          RATIO OF NET
                                                         NET              RATIO           OF INVESTMENT
                                                      ASSETS, END        EXPENSES         INCOME (LOSS)     PORTFOLIO
                                           TOTAL      OF PERIOD          TO AVERAGE       TO AVERAGE        TURNOVER
                                           RETURN(+)   (000'S)           NET ASSETS        NET ASSETS         RATE
---------------------------------------------------------------------------------------------------------------------
CAPITAL GROWTH FUND
Class 1
 1996(4)                                    13.60%   $   44,667              .77%*                .96%*         3.91%
 1997                                       18.31       109,355              .77                  .72          19.90
 1998                                       20.29       220,952              .77                 1.00          12.17
 1999(8),(9)                                12.31       355,537              .77*                 .82*          9.04
Class 2
 1999(7),(9)                                 9.47           307             1.07*                 .52*          9.04
GLOBAL HEALTH CARE SECURITIES FUND
Class 1
 1998(6)                                     7.10         8,990              .84*                 .84*         40.80
 1999(8),(9)                               (14.85)       10,386              .81*                 .26*         85.79
Class 2
 1999(7),(9)                               (15.51)           42             1.11*                (.08)*        85.79
GLOBAL UTILITIES SECURITIES FUND
Class 1
 1994                                      (11.56)    1,155,110              .52                 5.58          11.74
 1995                                       31.35     1,423,446              .50                 5.14          13.27
 1996                                        7.07     1,202,290              .50                 4.20          29.69
 1997                                       26.76     1,129,904              .50                 3.91          17.00
 1998                                       11.19       986,755              .50                 3.15          33.85
 1999(8),(9)                                 9.05       891,973              .51*                2.25*         44.03
Class 2
 1999(7),(9)                                 5.85           268              .81*                1.95*         44.03
GROWTH AND INCOME FUND
Class 1
 1994                                       (3.41)      517,877              .54                 1.81          99.21
 1995                                       32.83       889,487              .52                 3.30         116.54
 1996                                       14.19     1,077,989              .50                 4.06          23.01
 1997                                       27.74     1,338,476              .49                 3.53          36.71
 1998                                        8.33     1,318,743              .49                 3.27          27.32
 1999(8),(9)                                 7.86     1,202,586              .49*                2.93*         19.48
Class 2
 1999(7),(9)                                 5.89           511              .79*                2.34*         19.48
HIGH INCOME FUND
Class 1
 1994                                       (2.26)      255,036              .60                 9.45          22.94
 1995                                       19.76       360,904              .56                 9.63          20.65
 1996                                       13.90       446,096              .54                 9.63          27.16
 1997                                       11.47       496,036              .53                 9.64          36.38
 1998                                         .99       446,609              .53                 9.96          41.71
 1999(8),(9)                                 1.28       383,705              .55*               10.54*         13.95
Class 2
 1999(7),(9)                                  .52           107              .85*               10.16*         13.95




FRANKLIN VALUEMARK FUNDS
Financial Highlights (continued)


                                                                PER SHARE OPERATING PERFORMANCE
                                    ------------------------------------------------------------------------------------------------
                                      NET                   NET                                      DISTRI-
                                     ASSET      NET      REALIZED &     TOTAL      DISTRIBUTIONS     BUTIONS
                                     VALUE,    INVEST-  UNREALIZED       FROM         FROM NET      FROM NET    TOTAL     NET ASSET
PERIOD                              BEGINNING   MENT       GAINS       INVESTMENT    INVESTMENT     REALIZED    DISTRI-   VALUE, END
ENDED                               OF PERIOD  INCOME     (LOSSES)     OPERATIONS      INCOME        GAINS      BUTIONS   OF PERIOD
------------------------------------------------------------------------------------------------------------------------------------
INCOME SECURITIES FUND
Class 1
 1994                                 $ 15.80    $   .82     $ (1.80)     $  (.98)     $  (.44)     $  (.07)    $  (.51)  $ 14.31
 1995                                   14.31       1.16        1.96         3.12         (.89)        (.07)       (.96)    16.47
 1996                                   16.47       1.32         .44         1.76         (.87)        (.15)      (1.02)    17.21
 1997                                   17.21       1.40        1.38         2.78        (1.33)        (.29)      (1.62)    18.37
 1998                                   18.37       1.37       (1.07)         .30        (1.42)        (.33)      (1.75)    16.92
 1999(8),(9)                            16.92        .64        (.34)         .30           --           --          --     17.22
Class 2
 1999(7),(9)                            17.07        .57        (.44)         .13           --           --          --     17.20
MONEY MARKET FUND
Class 1
 1994                                    1.00        .04          --          .04         (.04)          --        (.04)     1.00
 1995                                    1.00        .06          --          .06         (.06)          --        (.06)     1.00
 1996                                    1.00        .05          --          .05         (.05)          --        (.05)     1.00
 1997                                    1.00        .05          --          .05         (.05)          --        (.05)     1.00
 1998                                    1.00        .05          --          .05         (.05)          --        (.05)     1.00
 1999(8),(9)                             1.00        .02          --          .02         (.02)          --        (.02)     1.00
Class 2
 1999(7),(9)                             1.00        .02          --          .02         (.02)          --        (.02)     1.00
MUTUAL DISCOVERY SECURITIES FUND
Class 1
 1996(5)                                10.00        .02         .19          .21           --           --          --     10.21
 1997                                   10.21        .13        1.84         1.97         (.01)          --        (.01)    12.17
 1998                                   12.17        .20        (.76)        (.56)        (.17)        (.15)       (.32)    11.29
 1999(8),(9)                            11.29        .13        1.23         1.36           --           --          --     12.65
Class 2
 1999(7),(9)                            11.65        .16         .83          .99           --           --          --     12.64
MUTUAL SHARES SECURITIES FUND
Class 1
 1996(5)                                10.00        .02         .33          .35           --           --          --     10.35
 1997                                   10.35        .13        1.71         1.84         (.01)          --        (.01)    12.18
 1998                                   12.18        .28        (.25)         .03         (.13)        (.12)       (.25)    11.96
 1999(8),(9)                            11.96        .11        1.63         1.74           --           --          --     13.70
Class 2
 1999(7),(9)                            12.36        .09        1.23         1.32           --           --          --     13.68
NATURAL RESOURCES SECURITIES FUND
Class 1
 1994                                   14.46        .16        (.45)        (.29)        (.08)          --        (.08)    14.09
 1995                                   14.09        .22         .12          .34         (.20)        (.15)       (.35)    14.08
 1996                                   14.08        .15         .44          .59         (.20)        (.18)       (.38)    14.29
 1997                                   14.29        .15       (2.83)       (2.68)        (.20)          --        (.20)    11.41
 1998                                   11.41        .15       (3.02)       (2.87)        (.15)          --        (.15)     8.39
 1999(8),(9)                             8.39        .04        2.41         2.45           --           --          --     10.84
Class 2
 1999(7),(9)                             8.70        .02        2.11         2.13           --           --          --     10.83

                                                                    RATIOS/SUPPLEMENTAL DATA
                                                    -----------------------------------------------------------
                                                                                    RATIO OF NET
                                                       NET              RATIO       OF INVESTMENT
                                                    ASSETS, END        EXPENSES       INCOME       PORTFOLIO
PERIOD                                   TOTAL      OF PERIOD          TO AVERAGE   TO AVERAGE      TURNOVER
ENDED                                    RETURN(+)   (000'S)           NET ASSETS    NET ASSETS       RATE
---------------------------------------------------------------------------------------------------------------
INCOME SECURITIES FUND
Class 1
 1994                                     (6.27)%  $1,000,002              .54%         7.27%       13.33%
 1995                                     22.40     1,266,538              .51          8.05        33.14
 1996                                     11.28     1,350,659              .50          7.96        15.28
 1997                                     17.09     1,406,787              .50          7.53        14.68
 1998                                      1.64     1,185,840              .49          6.94        12.22
 1999(8),(9)                               1.77       971,091              .52*         7.62*        6.41
Class 2
 1999(7),(9)                                .76           471              .80*         7.39*        6.41
MONEY MARKET FUND
Class 1
 1994                                      3.82       518,618            .4610          4.05           --
 1995                                      5.74       429,547            .4010          5.58           --
 1996                                      5.16       408,930            .4310          5.04           --
 1997                                      5.24       367,449            .4510          5.11           --
 1998                                      5.22       414,341            .4510          5.08           --
 1999(8),(9)                               2.23       347,024              .52*         4.38*          --
Class 2
 1999(7),(9)                               2.00         2,732              .82*         4.08*          --
MUTUAL DISCOVERY SECURITIES FUND
Class 1
 1996(5)                                   2.10        15,418             1.37*         2.11*         .14
 1997                                     19.25       198,653             1.06          1.19        55.93
 1998                                     (5.00)      224,656             1.00          1.94        93.99
 1999(8),(9)                              12.05       204,736              .98*         2.24*       55.77
Class 2
 1999(7),(9)                               8.50           187             1.28*         2.76*       55.77
MUTUAL SHARES SECURITIES FUND
Class 1
 1996(5)                                   3.50        27,677             1.00*         2.56*        1.31
 1997                                     17.73       387,787              .80          2.10        49.01
 1998                                       .09       482,444              .77          2.60        70.19
 1999(8),(9)                              14.55       496,877              .78*         1.72*       41.81
Class 2
 1999(7),(9)                              10.68           442             1.08*         1.42*       41.81
NATURAL RESOURCES SECURITIES FUND
Class 1
 1994                                     (2.01)      125,078              .68          1.63         7.66
 1995                                      2.35       105,109              .66          1.40        15.66
 1996                                      4.00       109,579              .65          1.00        21.77
 1997                                    (18.98)       74,924              .69          1.00        85.22
 1998                                    (25.38)       45,927              .64          1.21        64.68
 1999(8),(9)                              29.20        50,308              .67*          .90*       27.86
Class 2
 1999(7),(9)                              24.48            44              .97*          .42*       27.86

FRANKLIN VALUEMARK FUNDS
Financial Highlights (continued)


                                                             PER SHARE OPERATING PERFORMANCE
                                 ---------------------------------------------------------------------------------------------------
                                   NET                       NET                                      DISTRI-
                                  ASSET         NET       REALIZED &       TOTAL     DISTRIBUTIONS    BUTIONS
                                  VALUE,       INVEST-   UNREALIZED        FROM         FROM NET      FROM NET    TOTAL   NET ASSET
PERIOD                           BEGINNING      MENT       GAINS        INVESTMENT    INVESTMENT     REALIZED    DISTRI-  VALUE, END
ENDED                            OF PERIOD     INCOME     (LOSSES)      OPERATIONS      INCOME        GAINS      BUTIONS  OF PERIOD
------------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND
Class 1
 1994                               $15.04       $  .38       $  .06       $  .44       $ (.17)     $   --       $ (.17)    $15.31
 1995                                15.31          .78         1.83         2.61         (.52)         --         (.52)     17.40
 1996                                17.40          .79         4.74         5.53         (.78)         --         (.78)     22.15
 1997                                22.15          .72         3.72         4.44         (.67)       (.32)        (.99)     25.60
 1998                                25.60         1.45        (5.60)       (4.15)        (.94)       (.58)       (1.52)     19.93
 1999(8),(9)                         19.93          .68          .44         1.12           --          --           --      21.05
Class 2
 1999(7),(9)                         20.21          .38          .43          .81           --          --           --      21.02
RISING DIVIDENDS FUND
Class 1
 1994                                10.57          .26         (.69)        (.43)        (.17)         --         (.17)      9.97
 1995                                 9.97          .27         2.66         2.93         (.24)         --         (.24)     12.66
 1996                                12.66          .25         2.77         3.02         (.28)         --         (.28)     15.40
 1997                                15.40          .22         4.77         4.99         (.26)       (.45)        (.71)     19.68
 1998                                19.68          .23         1.07         1.30         (.22)      (2.65)       (2.87)     18.11
 1999(8),(9)                         18.11          .12          .39          .51           --          --           --      18.62
Class 2
 1999(7),(9)                         18.28          .10          .21          .31           --          --           --      18.59
SMALL CAP FUND
Class 1
 1995(3)                             10.00          .03          .21          .24           --          --           --      10.24
 1996                                10.24          .02         2.95         2.97         (.01)         --         (.01)     13.20
 1997                                13.20          .01         2.24         2.25         (.03)       (.37)        (.40)     15.05
 1998                                15.05          .07         (.20)        (.13)        (.01)      (1.19)       (1.20)     13.72
 1999(8),(9)                         13.72         (.01)        2.27         2.26           --          --           --      15.98
Class 2
 1999(7),(9)                         14.25         (.01)        1.71         1.70           --          --           --      15.95
TEMPLETON DEVELOPING MARKETS
EQUITY FUND
Class 1
 1994(1)                             10.00          .07         (.51)        (.44)          --          --           --       9.56
 1995                                 9.56          .09          .18          .27         (.04)       (.01)        (.05)      9.78
 1996                                 9.78          .12         1.97         2.09         (.10)       (.18)        (.28)     11.59
 1997                                11.59          .18        (1.10)        (.92)        (.15)       (.23)        (.38)     10.29
 1998                                10.29          .20        (2.35)       (2.15)        (.29)       (.94)       (1.23)      6.91
 1999(8),(9)                          6.91          .06         2.42         2.48           --          --           --       9.39
Class 2
 1999(7),(9)                          7.22          .05         2.11         2.16           --          --           --       9.38

                                                  RATIOS/SUPPLEMENTAL DATA
                                           ------------------------------------------------------------
                                                                             RATIO OF NET
                                               NET              RATIO        OF INVESTMENT
                                              ASSETS, END        EXPENSES     INCOME (LOSS)  PORTFOLIO
PERIOD                         TOTAL         OF PERIOD          TO AVERAGE   TO AVERAGE     TURNOVER
ENDED                         RETURN(1)      (000'S)           NET ASSETS   NET ASSETS       RATE
-------------------------------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND
Class 1
 1994                            2.89%            $195,697            .62%       4.00%        11.73%
 1995                           17.53              213,473            .59        4.74         22.15
 1996                           32.82              322,721            .57        4.80         10.32
 1997                           20.70              440,554            .54        3.59         11.62
 1998                          (16.82)             282,290            .54        5.44         13.21
 1999(8),(9)                     5.52              224,451            .57*       4.09*         4.94
Class 2
 1999(7),(9)                     3.91                   44            .87*       3.79*         4.94
RISING DIVIDENDS FUND
Class 1
 1994                           (4.08)             309,929            .80        2.71         24.07
 1995                           29.74              463,253            .78        2.72         18.72
 1996                           24.18              597,424            .76        1.96         27.97
 1997                           33.03              780,298            .74        1.24         37.04
 1998                            6.92              751,869            .72        1.20         26.44
 1999(8),(9)                     2.82              621,230            .74*       1.35*         3.33
Class 2
 1999(7),(9)                     1.70                  331           1.05*       1.13*         3.33
SMALL CAP FUND
Class 1
 1995(3)                         2.30               13,301            .90*       2.70*        16.04
 1996                           28.95              170,969            .77         .63         63.72
 1997                           17.42              313,462            .77         .06         64.07
 1998                            (.98)             315,460            .77         .51         53.01
 1999(8),(9)                    16.47              299,177            .80*       (.08)*       23.08
Class 2
 1999(7),(9)                    11.93                   78           1.08*       (.09)*       23.08
TEMPLETON DEVELOPING MARKETS
EQUITY FUND
Class 1
 1994(1)                        (4.40)              98,189           1.53*       1.85*         1.15
 1995                            2.77              158,084           1.41        2.01         19.96
 1996                           21.59              272,098           1.49        1.68         12.42
 1997                           (8.72)             279,680           1.42        1.57         20.59
 1998                          (21.61)             162,433           1.41        2.04         36.58
 1999(8),(9)                    35.89              188,803           1.40*       1.51*        14.04
Class 2
 1999(7),(9)                    29.92                  587           1.71*       1.38*        14.04



FRANKLIN VALUEMARK FUNDS
Financial Highlights (continued)


                                                               PER SHARE OPERATING PERFORMANCE
                                   ------------------------------------------------------------------------------------------------
                                     NET                   NET                                      DISTRI-
                                    ASSET      NET      REALIZED &     TOTAL      DISTRIBUTIONS     BUTIONS
                                    VALUE,    INVEST-  UNREALIZED       FROM         FROM NET      FROM NET    TOTAL     NET ASSET
PERIOD                             BEGINNING   MENT       GAINS       INVESTMENT    INVESTMENT     REALIZED    DISTRI-   VALUE, END
ENDED                              OF PERIOD  INCOME     (LOSSES)     OPERATIONS      INCOME        GAINS      BUTIONS   OF PERIOD
------------------------------------------------------------------------------------------------------------------------------------
TEMPLETON GLOBAL ASSET
ALLOCATION FUND
Class 1
 1995(2)                           $10.00       $  .18      $  .52       $  .70       $ (.18)      $   --       $ (.18)      $10.52
 1996                               10.52          .34        1.75         2.09         (.01)        (.01)        (.02)       12.59
 1997                               12.59          .42        1.04         1.46         (.26)        (.07)        (.33)       13.72
 1998                               13.72          .61        (.59)         .02         (.49)        (.58)       (1.07)       12.67
 1999(8),(9)                        12.67          .23         .42          .65           --           --           --        13.32
Class 2
 1999(7),(9)                        12.94          .23         .12          .35           --           --           --        13.29
TEMPLETON GLOBAL GROWTH FUND
Class 1
 1994(1)                            10.15          .07         .26          .33           --           --           --        10.48
 1995                               10.48          .16        1.17         1.33         (.06)          --         (.06)       11.75
 1996                               11.75          .25        2.22         2.47         (.21)        (.21)        (.42)       13.80
 1997                               13.80          .33        1.53         1.86         (.24)        (.08)        (.32)       15.34
 1998                               15.34          .35         .98         1.33         (.41)       (1.49)       (1.90)       14.77
 1999(8),(9)                        14.77          .25        1.52         1.77           --           --           --        16.54
Class 2
 1999(7),(9)                        15.34          .26         .92         1.18           --           --           --        16.52
TEMPLETON GLOBAL INCOME
SECURITIES FUND
Class 1
 1994                               13.31          .86       (1.52)        (.66)        (.33)        (.13)        (.46)       12.19
 1995                               12.19          .29        1.47         1.76         (.49)          --         (.49)       13.46
 1996                               13.46         1.02         .17         1.19        (1.04)          --        (1.04)       13.61
 1997                               13.61         1.05        (.73)         .32         (.96)          --         (.96)       12.97
 1998                               12.97         1.07        (.19)         .88         (.98)          --         (.98)       12.87
 1999(8),(9)                        12.87          .35       (1.02)        (.67)          --           --           --        12.20
Class 2
 1999(7),(9)                        12.93          .32       (1.07)        (.75)          --           --           --        12.18
TEMPLETON INTERNATIONAL
EQUITY FUND
Class 1
 1994                               12.50          .19        (.07)         .12         (.04)        (.07)        (.11)       12.51
 1995                               12.51          .37         .94         1.31         (.22)        (.28)        (.50)       13.32
 1996                               13.32          .40        2.58         2.98         (.38)        (.47)        (.85)       15.45
 1997                               15.45          .30        1.51         1.81         (.45)        (.69)       (1.14)       16.12
 1998                               16.12          .56         .42          .98         (.53)       (1.05)       (1.58)       15.52
 1999(8),(9)                        15.52          .23        1.55         1.78           --           --           --        17.30
Class 2
 1999(7),(9)                        16.24          .26         .77         1.03           --           --           --        17.27

                                                                       RATIOS/SUPPLEMENTAL DATA
                                                 -----------------------------------------------------------------
                                                                                       RATIO OF NET
                                                      NET              RATIO           OF INVESTMENT
                                                   ASSETS, END        EXPENSES         INCOME            PORTFOLIO
PERIOD                                  TOTAL      OF PERIOD          TO AVERAGE       TO AVERAGE        TURNOVER
ENDED                                   RETURN(+)   (000'S)           NET ASSETS        NET ASSETS         RATE
------------------------------------------------------------------------------------------------------------------
TEMPLETON GLOBAL ASSET
ALLOCATION FUND
Class 1
 1995(2)                                  7.01%      $14,729              .90%*         3.84%*              30.00%
 1996                                    19.84        56,274              .86           4.21                52.35
 1997                                    11.71        93,402              .94           4.22                61.93
 1998                                     (.04)       81,670              .84           4.32                59.03
 1999(8),(9)                              5.13        70,553              .83*          3.73*               14.40
Class 2
 1999(7),(9)                              2.70            43             1.11*          3.74*               14.40
TEMPLETON GLOBAL GROWTH FUND
Class 1
 1994(1)                                  3.25       158,856             1.14*          2.49*                7.14
 1995                                    12.72       338,755              .97           2.46                30.92
 1996                                    21.28       579,877              .93           2.20                12.32
 1997                                    13.50       758,445              .88           2.49                24.81
 1998                                     8.98       747,080              .88           2.27                32.30
 1999(8),(9)                             11.98       732,164              .88*          2.65*               10.64
Class 2
 1999(7),(9)                              7.69         1,481             1.18*          3.37*               10.64
TEMPLETON GLOBAL INCOME
SECURITIES FUND
Class 1
 1994                                    (4.99)      254,311              .71           7.99                79.38
 1995                                    14.68       243,194              .64           7.59               152.89
 1996                                     9.56       221,722              .61           7.30               140.96
 1997                                     2.55       185,016              .62           7.03               181.61
 1998                                     7.08       150,941              .63           6.86                84.17
 1999(8),(9)                             (5.21)      113,609              .66*          5.57*               39.79
Class 2
 1999(7),(9)                             (5.80)           82              .97*          5.40*               39.79
TEMPLETON INTERNATIONAL
EQUITY FUND
Class 1
 1994                                      .87       785,124              .99           2.17                12.22
 1995                                    10.59       850,117              .92           2.87                16.42
 1996                                    22.98     1,108,099              .89           3.07                27.52
 1997                                    11.69     1,161,430              .89           3.01                26.96
 1998                                     5.56       955,900              .88           2.90                 5.98
 1999(8),(9)                             11.47       824,806              .91*          2.82*                8.28
Class 2
 1999(7),(9)                              6.34         4,293             1.20*          3.22*                8.28



FRANKLIN VALUEMARK FUNDS
Financial Highlights (continued)

                                                             PER SHARE OPERATING PERFORMANCE
                                 ------------------------------------------------------------------------------------------------
                                   NET                   NET                                      DISTRI-
                                  ASSET      NET      REALIZED &     TOTAL      DISTRIBUTIONS     BUTIONS
                                  VALUE,    INVEST-  UNREALIZED       FROM         FROM NET      FROM NET    TOTAL     NET ASSET
PERIOD                           BEGINNING   MENT       GAINS       INVESTMENT    INVESTMENT     REALIZED    DISTRI-   VALUE, END
ENDED                            OF PERIOD  INCOME     (LOSSES)     OPERATIONS      INCOME        GAINS      BUTIONS   OF PERIOD
------------------------------------------------------------------------------------------------------------------------------------
TEMPLETON INTERNATIONAL
 SMALLER COMPANIES FUND
Class 1
 1996(4)                         $10.00       $  .10      $ 1.15       $ 1.25       $   --       $   --      $   --       $11.25
 1997                             11.25          .23        (.39)        (.16)        (.07)          --        (.07)       11.02
 1998                             11.02          .25       (1.52)       (1.27)        (.25)        (.30)       (.55)        9.20
 1999(8),(9)                       9.20          .16        1.41         1.57           --           --          --        10.77
Class 2
 1999(7),(9)                       9.44          .07        1.25         1.32           --           --          --        10.76
TEMPLETON PACIFIC GROWTH FUND
Class 1
 1994                             14.61          .22       (1.50)       (1.28)        (.03)        (.06)       (.09)       13.24
 1995                             13.24          .33         .71         1.04         (.26)        (.11)       (.37)       13.91
 1996                             13.91          .21        1.34         1.55         (.44)        (.26)       (.70)       14.76
 1997                             14.76          .29       (5.49)       (5.20)        (.28)          --        (.28)        9.28
 1998                              9.28          .21       (1.52)       (1.31)        (.35)        (.11)       (.46)        7.51
 1999(8),(9)                       7.51          .05        2.11         2.16           --           --          --         9.67
Class 2
 1999(7),(9)                       7.63          .07        1.95         2.02           --           --          --         9.65
U.S. GOVERNMENT SECURITIES FUND
Class 1
 1994                             13.92          .96       (1.59)        (.63)        (.67)        (.05)       (.72)       12.57
 1995                             12.57          .93        1.46         2.39         (.96)          --        (.96)       14.00
 1996                             14.00          .75        (.31)         .44         (.97)          --        (.97)       13.47
 1997                             13.47         1.00         .21         1.21         (.76)          --        (.76)       13.92
 1998                             13.92          .99         .01         1.00        (1.03)          --       (1.03)       13.89
 1999(8),(9)                      13.89          .44        (.62)        (.18)          --           --          --        13.71
Class 2
 1999(7),(9)                      13.89          .39        (.59)        (.20)          --           --          --        13.69
VALUE SECURITIES FUND
Class 1
 1998(6)                          10.00          .02       (2.23)       (2.21)          --           --          --         7.79
 1999(8),(9)                       7.79          .02         .83          .85           --           --          --         8.64
Class 2
 1999(7),(9)                       7.97          .01         .65          .66           --           --          --         8.63

                                                                  RATIOS/SUPPLEMENTAL DATA
                                              ---------------------------------------------------------------
                                                                                    RATIO OF NET
                                                   NET              RATIO           OF INVESTMENT
                                                ASSETS, END        EXPENSES         INCOME          PORTFOLIO
PERIOD                               TOTAL      OF PERIOD          TO AVERAGE       TO AVERAGE      TURNOVER
ENDED                                RETURN(+)   (000'S)           NET ASSETS        NET ASSETS       RATE
--------------------------------------------------------------------------------------------------------------
TEMPLETON INTERNATIONAL
 SMALLER COMPANIES FUND
Class 1
 1996(4)                             12.50%          $16,255           1.16%*       2.51%*             --%
 1997                                (1.50)           32,201           1.06         2.74             21.38
 1998                               (12.27)           24,999           1.10         2.26             18.45
 1999(8),(9)                         17.07            24,281           1.13*        3.39*             6.04
Class 2
 1999(7),(9)                         13.98               515           1.42*        1.74*             6.04
TEMPLETON PACIFIC GROWTH FUND
Class 1
 1994                                (8.79)          375,832           1.07         2.04              4.29
 1995                                 7.97           331,936           1.01         2.08             36.06
 1996                                11.10           356,759            .99         1.51             12.85
 1997                               (35.95)          165,404           1.03         1.97             11.87
 1998                               (13.13)           98,769           1.10         2.60             12.55
 1999(8),(9)                         28.76           112,950           1.09*        1.31*             6.04
Class 2
 1999(7),(9)                         26.47               298           1.38*        1.50*             6.04
U.S. GOVERNMENT SECURITIES FUND
Class 1
 1994                                (4.55)          579,039            .53         6.87             18.25**
 1995                                19.46           643,165            .52         6.72             18.68**
 1996                                 3.62           843,858            .51         6.66             12.93***
 1997                                 9.31           765,084            .50         6.49             16.84
 1998                                 7.44           710,832            .50         6.22             31.34
 1999(8),(9)                         (1.30)          598,705            .54*        6.28*             7.26
Class 2
 1999(7),(9)                         (1.44)            1,601            .83*        5.86*             7.26
VALUE SECURITIES FUND
Class 1
 1998(6)                            (22.10)            9,013            .83*         .95*            22.79
 1999(8),(9)                         10.91            11,815            .87*         .61*            42.40
Class 2
 1999(7),(9)                          8.28                60           1.12*         .33*            42.40

FRANKLIN VALUEMARK FUNDS
Financial Highlights (continued)

                                                     PER SHARE OPERATING PERFORMANCE
                         --------------------------------------------------------------------------------------------------
                           NET                      NET                                      DISTRI-
                          ASSET         NET      REALIZED &     TOTAL      DISTRIBUTIONS     BUTIONS
                          VALUE,       INVEST-  UNREALIZED       FROM         FROM NET      FROM NET    TOTAL     NET ASSET
PERIOD                   BEGINNING      MENT       GAINS       INVESTMENT    INVESTMENT     REALIZED    DISTRI-   VALUE, END
ENDED                    OF PERIOD     INCOME     (LOSSES)     OPERATIONS      INCOME        GAINS      BUTIONS   OF PERIOD
---------------------------------------------------------------------------------------------------------------------------------
ZERO COUPON FUND - 2000
 1994                    $  15.44     $    .68    $  (1.71)    $  (1.03)    $   (.69)    $   (.10)   $   (.79)    $  13.62
 1995                       13.62          .75        2.03         2.78         (.67)          --        (.67)       15.73
 1996                       15.73          .98        (.65)         .33         (.86)        (.01)       (.87)       15.19
 1997                       15.19         1.15        (.12)        1.03        (1.06)        (.02)      (1.08)       15.14
 1998                       15.14         1.22        (.15)        1.07        (1.21)        (.19)      (1.40)       14.81
 1999(8),(9)                14.81          .49        (.34)         .15           --           --          --        14.96
ZERO COUPON FUND - 2005
 1994                       16.08          .71       (2.24)       (1.53)        (.60)        (.19)       (.79)       13.76
 1995                       13.76          .78        3.53         4.31         (.69)          --        (.69)       17.38
 1996                       17.38          .96       (1.13)        (.17)        (.86)          --        (.86)       16.35
 1997                       16.35         1.14         .63         1.77        (1.06)        (.01)      (1.07)       17.05
 1998                       17.05         1.01        1.03         2.04        (1.10)        (.25)      (1.35)       17.74
 1999(8),(9)                17.74          .49       (1.38)        (.89)          --           --          --        16.85
ZERO COUPON FUND - 2010
 1994                       15.68          .55       (2.27)       (1.72)        (.63)        (.31)       (.94)       13.02
 1995                       13.02          .76        4.75         5.51         (.49)          --        (.49)       18.04
 1996                       18.04         1.02       (1.65)        (.63)        (.88)        (.24)      (1.12)       16.29
 1997                       16.29         1.02        1.54         2.56        (1.01)        (.01)      (1.02)       17.83
 1998                       17.83         1.09        1.39         2.48        (1.11)        (.15)      (1.26)       19.05
 1999(8),(9)                19.05          .50       (2.18)       (1.68)          --           --          --        17.37

                                                       RATIOS/SUPPLEMENTAL DATA
                                 --------------------------------------------------------------------
                                                                          RATIO OF NET
                                         NET              RATIO           OF INVESTMENT
                                      ASSETS, END        EXPENSES         INCOME            PORTFOLIO
PERIOD                     TOTAL      OF PERIOD          TO AVERAGE       TO AVERAGE        TURNOVER
ENDED                     RETURN(+)     (000'S)           NET ASSETS        NET ASSETS         RATE
-----------------------------------------------------------------------------------------------------
ZERO COUPON FUND - 2000
 1994                     (6.76)%    $ 94,230            .40%(10)            6.37%            --%
 1995                     20.67       137,357            .40(10)             6.14            1.63
 1996                      2.43       129,601            .40(10)             6.14             .58
 1997                      7.11       111,650            .40(10)             6.47            6.16
 1998                      7.50        93,543            .40(10)             6.67           17.70
 1999(8),(9)               1.01        79,882            .66(*)              6.64(*)         9.70
ZERO COUPON FUND - 2005
 1994                     (9.60)       51,499            .40(10)             6.53            2.00
 1995                     31.76        83,222            .40(10)             6.19            1.72
 1996                      (.50)       82,603            .40(10)             6.15            2.06
 1997                     11.37        77,296            .40(10)             6.16            4.52
 1998                     12.53        84,487            .40(10)             5.82            3.87
 1999(8),(9)              (4.96)       73,966            .66(*)              5.69(*)         4.28
ZERO COUPON FUND - 2010
 1994                    (10.97)       45,361            .40(10)             6.57            4.34
 1995                     42.79        85,633            .40(10)             6.41           31.45
 1996                     (2.69)       78,816            .40(10)             6.24           16.10
 1997                     16.57        85,515            .40(10)             6.21           12.20
 1998                     14.45        93,515            .40(10)             5.55           15.92
 1999(8),(9)              (8.82)       79,282            .66(*)              5.48(*)         9.23



  *Annualized

 **The portfolio turnover rate excludes mortgage dollar roll transactions.

***The portfolio turnover rate excludes transactions related to the liquidation of the Investment Grade Intermediate Bond Fund and the Adjustable U.S. Government Fund and mortgage dollar roll transactions.

   +Total return does not include any fees, charges or expenses imposed by the variable annuity and life insurance contracts for which the Franklin Valuemark Funds serve as an underlying investment vehicle. Total return is not annualized for periods less than one year.

 (1)For the period March 15, 1994 (effective date) to December 31, 1994.

 (2)For the period April 19, 1995 (seed date) to December 31, 1995.

 (3)For the period November 1, 1995 (effective date) to December 31, 1995.

 (4)For the period May 1, 1996 (effective date) to December 31, 1996.

 (5)For the period November 8, 1996 (effective date) to December 31, 1996.

 (6)For the period May 1, 1998 (effective date) to December 31, 1998.

 (7)For the period January 6, 1999 (effective date) to June 30, 1999.

 (8)For the six months ended June 30, 1999.

 (9)Based on average shares outstanding.

(10)During the periods indicated below, Franklin Advisers, Inc., the investment manager, agreed to waive in advance a portion of its management fees incurred by the Funds in the Trust. Had such action not been taken, the ratio of expenses to average net assets would have been as follows:

MONEY MARKET FUND              ZERO COUPON FUND - 2000         ZERO COUPON FUND - 2005        ZERO COUPON FUND - 2010
1994 ...........  .54%         1994 ...........  .66%          1994 ...........  .68%         1994 ...........  .68%
1995 ...........  .53          1995 ...........  .63           1995 ...........  .66          1995 ...........  .66
1996 ...........  .53          1996 ...........  .62           1996 ...........  .65          1996 ...........  .65
1997 ...........  .53          1997 ...........  .63           1997 ...........  .65          1997 ...........  .65
1998 ...........  .53          1998 ...........  .66           1998 ...........  .66          1998 ...........  .66


                       See notes to financial statements.

FRANKLIN VALUEMARK FUNDS

STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)




CAPITAL GROWTH FUND                                              SHARES           VALUE
------------------------------------------------------------------------------------------
   COMMON STOCKS 88.2%
   COMMERCIAL SERVICES 3.2%
(a)Concord EFS Inc. ......................................       140,000       $ 5,923,750
   Equifax Inc. ..........................................       100,000         3,568,750
(a)Robert Half International Inc. ........................        75,000         1,950,000
                                                                               -----------
                                                                                11,442,500
                                                                               -----------
   CONSUMER DURABLES 2.0%
(a)Electronic Arts Inc. ..................................        50,000         2,712,500
   Mattel Inc. ...........................................       160,000         4,230,000
                                                                               -----------
                                                                                 6,942,500
                                                                               -----------
   Consumer Non-Durables 4.9%
   Campbell Soup Co. .....................................        30,000         1,391,250
   Coca-Cola Co. .........................................        17,000         1,062,500
   Hershey Foods Corp. ...................................        75,000         4,453,125
   Nike Inc., B ..........................................        50,000         3,165,625
   PepsiCo Inc. ..........................................        30,000         1,160,625
   Philip Morris Cos. Inc. ...............................        85,000         3,415,938
   Procter & Gamble Co. ..................................        30,000         2,677,500
                                                                               -----------
                                                                                17,326,563
                                                                               -----------
   CONSUMER SERVICES 3.0%
   McDonald's Corp. ......................................       100,000         4,131,250
(a)Mirage Resorts Inc. ...................................       110,000         1,842,500
   Time Warner Inc. ......................................        64,000         4,704,000
                                                                               -----------
                                                                                10,677,750
                                                                               -----------
   ELECTRONIC TECHNOLOGY 18.5%
(a)3Com Corp. ............................................        85,000         2,268,438
(a)Applied Materials Inc. ................................        55,000         4,063,125
(a)Cisco Systems Inc. ....................................       110,000         7,095,000
   Compaq Computer Corp. .................................       100,000         2,368,750
   Hewlett-Packard Co. ...................................        65,000         6,532,500
   Intel Corp. ...........................................        50,000         2,975,000
   International Business Machines Corp. .................        50,000         6,462,500
(a)KLA-Tencor Corp. ......................................        50,000         3,243,750
   Linear Technology Corp. ...............................        65,000         4,371,250
   Lucent Technologies Inc. ..............................        30,000         2,023,125
   Molex Inc. ............................................        63,437         2,347,169
(a)Synopsys Inc. .........................................        70,000         3,863,125
(a)Tellabs Inc. ..........................................        24,000         1,621,500
(a)Uniphase Corp. ........................................        40,000         6,640,000
   United Technologies Corp. .............................        60,000         4,301,250
(a)Xilinx Inc. ...........................................       100,000         5,725,000
                                                                               -----------
                                                                                65,901,482
                                                                               -----------
   ENERGY MINERALS 1.9%
(a)Barrett Resources Corp. ...............................        58,200         2,233,425
   Royal Dutch Petroleum Co., N.Y. shs., ADR (Netherlands)        75,000         4,518,750
                                                                               -----------
                                                                                 6,752,175
                                                                               -----------
   FINANCE 9.6%
   American International Group Inc. .....................        33,550         3,927,447
   Associates First Capital Corp., A .....................        70,000         3,101,875
   Bank One Corp. ........................................        85,000         5,062,813
   Charles Schwab Corp. ..................................        32,500         3,570,938
   Citigroup Inc. ........................................       127,500         6,056,250
   Fannie Mae ............................................        75,000         5,128,125
(a)Goldman Sachs Group Inc. ..............................        22,600         1,632,850


FRANKLIN VALUEMARK FUNDS

STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)




   CAPITAL GROWTH FUND                                      SHARES           VALUE
-------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   FINANCE (CONT.)
   Providian Financial Corp. ........................        38,000       $ 3,553,000
(a)TD Waterhouse Group Inc. .........................        89,900         2,253,119
                                                                          -----------
                                                                           34,286,417
                                                                          -----------
   HEALTH SERVICES 1.0%
   McKesson HBOC Inc. ...............................        59,000         1,895,375
   Omnicare Inc. ....................................       120,000         1,767,500
                                                                          -----------
                                                                            3,662,875
                                                                          -----------
   HEALTH TECHNOLOGY 13.8%
   Abbott Laboratories ..............................       110,000         5,005,000
   American Home Products Corp. .....................        60,000         3,450,000
(a)Amgen Inc. .......................................        90,000         5,478,750
   Baxter International Inc. ........................        70,000         4,243,750
(a)Boston Scientific Corp. ..........................        85,000         3,734,688
   Bristol-Myers Squibb Co. .........................        80,000         5,635,000
(a)Centocor Inc. ....................................        21,000           979,125
   Eli Lilly & Co. ..................................        40,000         2,865,000
(a)Guidant Corp. ....................................         5,000           257,188
   Johnson & Johnson ................................        55,000         5,390,000
   Medtronic Inc. ...................................        50,000         3,893,750
   Merck & Co. Inc. .................................        15,000         1,110,000
   Pfizer Inc. ......................................        22,000         2,414,500
   Schering-Plough Corp. ............................        90,000         4,770,000
                                                                          -----------
                                                                           49,226,751
                                                                          -----------
   INDUSTRIAL SERVICES 3.6%
(a)AES Corp. ........................................        65,000         3,778,125
(a)Republic Services Inc., A ........................       164,500         4,071,375
   Schlumberger Ltd. ................................        75,000         4,776,563
                                                                          -----------
                                                                           12,626,063
                                                                          -----------
   NON-ENERGY MINERALS 1.0%
   De Beers Consolidated Mines AG, ADR (South Africa)       150,000         3,581,250
                                                                          -----------
   PROCESS INDUSTRIES 3.4%
   Air Products & Chemicals Inc. ....................        70,000         2,817,500
   Millipore Corp. ..................................        60,000         2,433,750
(a)Owens-Illinois Inc. ..............................        60,000         1,961,250
   Pall Corp. .......................................       110,000         2,440,625
   Sigma-Aldrich Corp. ..............................        70,000         2,410,625
                                                                          -----------
                                                                           12,063,750
                                                                          -----------
   PRODUCER MANUFACTURING 1.8%
   Avery Dennison Corp. .............................        30,000         1,811,250
   Emerson Electric Co. .............................        40,000         2,515,000
   Minnesota Mining & Manufacturing Co. .............        25,000         2,173,438
                                                                          -----------
                                                                            6,499,688
                                                                          -----------
   RETAIL TRADE 4.5%
   Albertson's Inc. .................................        85,000         4,382,813
   Tiffany & Co. ....................................        60,000         5,790,000
   Wal-Mart Stores Inc. .............................       120,000         5,790,000
                                                                          -----------
                                                                           15,962,813
                                                                          -----------
   TECHNOLOGY SERVICES 6.6%
   Automatic Data Processing Inc. ...................       150,000         6,600,000
(a)Computer Sciences Corp. ..........................        50,000         3,459,375
(a)EMC Corp. ........................................        50,000         2,750,000



FRANKLIN VALUEMARK FUNDS

STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)




   CAPITAL GROWTH FUND                                        SHARES          VALUE
--------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   TECHNOLOGY SERVICES (CONT.)
(a)Microsoft Corp. ...............................            80,000       $ 7,215,000
(a)Oracle Corp. ..................................            90,000         3,341,250
                                                                           -----------
                                                                            23,365,625
                                                                           -----------
   TELECOMMUNICATIONS 2.4%
   GTE Corp. .....................................            50,000         3,787,500
   Vodafone AirTouch PLC, ADR (United Kingdom) ...            25,000         4,925,000
                                                                           -----------
                                                                             8,712,500
                                                                           -----------
   TRANSPORTATION 2.6%
   Air Express International Corp. ...............           150,000         3,806,250
   Expeditors International of Washington Inc. ...           120,000         3,270,000
   Southwest Airlines Co. ........................            70,000         2,178,750
                                                                           -----------
                                                                             9,255,000
                                                                           -----------
   UTILITIES 4.4%
   CMS Energy Corp. ..............................           117,000         4,899,375
   Dominion Resources Inc. .......................            42,000         1,819,125
   Enron Corp. ...................................            60,000         4,905,000
   PECO Energy Co. ...............................            50,000         2,093,750
   MCN Energy Group Inc. .........................            90,100         1,869,570
                                                                           -----------
                                                                            15,586,820
                                                                           -----------
   TOTAL LONG TERM INVESTMENTS (COST $238,302,547)                         313,872,522
                                                                           -----------



                                                                                                    PRINCIPAL
                                                                                                     AMOUNT
                                                                                                     ------
(f)REPURCHASE AGREEMENT 11.8%
   Joint Repurchase Agreement, 4.767%, 7/01/99, (Maturity Value $42,082,284) (Cost $42,076,712)  $  42,076,712       42,076,712
    Barclays Capital Inc. (Maturity Value $5,308,259)
    Bear, Stearns & Co. Inc. (Maturity Value $4,683,758)
    Chase Securities Inc. (Maturity Value $866,895)
    CIBC Oppenheimer Corp. (Maturity Value $5,308,259)
    Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $3,747,007)
    Dresdner Kleinwort Benson, North America LLC (Maturity Value $3,747,007)
    Goldman, Sachs & Co. (Maturity Value $1,873,503)
    NationsBanc Montgomery Securities LLC (Maturity Value $3,747,007)
    Paine Webber Inc. (Maturity Value $3,747,007)
    Paribas Corp. (Maturity Value $3,745,323)
    Warburg Dillon Read LLC (Maturity Value $5,308,259)
      Collateralized by U.S. Treasury Bills & Notes
                                                                                                                  -------------
   TOTAL INVESTMENTS (COST $280,379,259) 100.0% ...............................................                     355,949,234
   OTHER ASSETS, LESS LIABILITIES .............................................................                        (105,172)
                                                                                                                  -------------
   NET ASSETS 100.0% ..........................................................................                   $ 355,844,062
                                                                                                                  =============

(a)Non-income producing.
(f)See Note 1(c) regarding joint repurchase agreement.

                       See notes to financial statements.



FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)



GLOBAL HEALTH CARE SECURITIES FUND                           SHARES       VALUE
--------------------------------------------------------------------------------
COMMON STOCKS 96.1%
(a)CONSUMER SERVICES 1.3%
   drkoop.com Inc. ........................................  8,700    $  138,656

   HEALTH SERVICES 31.4%
   Cardinal Health Inc. ...................................  5,950       381,544
(a)CareInsite Inc. ........................................  5,500       259,875
(a)CyBear Inc. ............................................ 10,300       143,556
(a)Express Scripts Inc., A ................................  3,400       204,638
(a)LCA-Vision Inc. ........................................ 29,000       270,063
   McKesson HBOC Inc. .....................................  9,280       298,120
(a)MedQuist Inc. ..........................................  7,100       310,625
   Omnicare Inc. .......................................... 24,100       304,263
(a)Pharmaceutical Product Development Inc. ................ 11,000       301,125
(a)Quintiles Transnational Corp. ..........................  7,600       319,200
(a)Renal Care Group Inc. ..................................  8,800       227,700
(a)Wellpoint Health Networks Inc. .........................  3,000       254,625
                                                                      ----------
                                                                       3,275,333
                                                                      ----------
   HEALTH TECHNOLOGY 63.4%
   American Home Products Corp. ...........................  9,400       540,500
(a)Amgen Inc. .............................................  5,000       304,375
   Bausch & Lomb Inc. .....................................  4,500       344,250
   Baxter International Inc. ..............................  8,200       497,125
   Becton, Dickinson & Co. ................................    500        15,000
(a)Boston Scientific Corp. ................................  7,000       307,563
   Bristol-Myers Squibb Co. ...............................  7,100       500,106
   Eli Lilly & Co. ........................................  7,400       530,025
(a)Guidant Corp. ..........................................    500        25,719
   Medtronic Inc. .........................................  6,400       498,400
   Merck & Co. Inc. .......................................    500        37,000
(a)Molecular Devices Corp. ................................  6,600       247,500
(a)Ocular Sciences Inc. ................................... 14,000       243,250
(a)OrthoLogic Corp. ....................................... 43,000       106,158
   Pfizer Inc. ............................................  2,900       318,275
   Pharmacia & Upjohn Inc. ................................  8,900       505,631
   Roche Holding AG (Switzerland) .........................     16       164,467
   Schering-Plough Corp. .................................. 11,200       593,600
   SmithKline Beecham PLC, ADR (United Kingdom) ...........  2,000       132,125
(a)VISX Inc. ..............................................  3,500       277,156
   Warner-Lambert Co. .....................................  6,000       416,250
                                                                      ----------
                                                                       6,604,475
                                                                      ----------
TOTAL LONG TERM INVESTMENTS (COST $9,596,134) .............           10,018,464
                                                                      ----------

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)(CONT.)

                                                                                                             PRINCIPAL
  GLOBAL HEALTH CARE SECURITIES FUND                                                                            AMOUNT       VALUE
  ----------------------------------------------------------------------------------------------------------------------------------
(f)REPURCHASE AGREEMENT 3.3%

   Joint Repurchase Agreement, 4.767%, 7/01/99, (Maturity Value $346,464) (COST $346,418) .................  $346,418    $   346,418
    Barclays Capital Inc. (Maturity Value $43,701)
    Bear, Stearns & Co. Inc. (Maturity Value $38,560)
    Chase Securities Inc. (Maturity Value $7,137)
    CIBC Oppenheimer Corp. (Maturity Value $43,701)
    Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $30,848)
    Dresdner Kleinwort Benson, North America LLC (Maturity Value $30,848)
    Goldman, Sachs & Co. (Maturity Value $15,424)
    NationsBanc Montgomery Securities LLC (Maturity Value $30,848)
    Paine Webber Inc. (Maturity Value $30,848)
    Paribas Corp. (Maturity Value $30,848)
    Warburg Dillon Read LLC (Maturity Value $43,701)
      Collateralized by U.S. Treasury Bills & Notes

   TOTAL INVESTMENTS (COST $9,942,552) 99.4% ..............................................................               10,364,882
                                                                                                                         -----------
   OTHER ASSETS, LESS LIABILITIES .6% .....................................................................                   63,065
                                                                                                                         -----------
   NET ASSETS 100.0% ......................................................................................              $10,427,947
                                                                                                                         ===========


(a) Non-income producing.
(f) See Note 1(c) regarding joint repurchase agreement.


                       See notes to financial statements.

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)

GLOBAL UTILITIES SECURITIES FUND                                               COUNTRY                  SHARES               VALUE
------------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 92.4%
   UTILITIES AND TELECOMMUNICATIONS
(a)3Com Corp. .............................................................   United States             420,000          $11,208,750
(a)Advanced Fibre Communications Inc. .....................................   United States             600,000            9,375,000
(a)AES Corp. ..............................................................   United States             185,000           10,753,125
   AT&T Corp. .............................................................   United States             219,000           12,222,938
   Avista Corp. ...........................................................   United States             448,000            7,280,000
   Bell Atlantic Corp. ....................................................   United States             350,000           22,881,250
   BellSouth Corp. ........................................................   United States             200,000            9,375,000
   BSES Ltd., GDR, 144A ...................................................      India                  158,600            1,589,965
   Central & South West Corp. .............................................   United States             300,000            7,012,500
   Cincinnati Bell Inc. ...................................................   United States             480,000           11,970,000
   Cinergy Corp. ..........................................................   United States             100,000            3,200,000
(a)Cisco Systems Inc. .....................................................   United States              47,000            3,031,500
(a)Citizens Utilities Co., B ..............................................   United States             600,000            6,675,000
(a)Clarent Corp. ..........................................................   United States               8,900              133,500
(a)Clearnet Communications Inc., A ........................................     Canada                  173,000            2,411,188
   CMS Energy Corp. .......................................................   United States             250,000           10,468,750
   Coastal Corp. ..........................................................   United States             230,000            9,200,000
(a)COLT Telecom Group PLC .................................................   United Kingdom            270,000            5,677,312
   Companhia Paranaense de Energia-Copel, ADR .............................      Brazil                  83,300              697,638
   Corning Inc. ...........................................................   United States              62,800            4,403,850
   Duke Energy Corp. ......................................................   United States             310,000           16,856,250
   Edison International ...................................................   United States             738,600           19,757,550
   Electricidade de Portugal SA ...........................................     Portugal                324,000            5,833,804
   Endesa SA ..............................................................      Spain                  718,400           15,320,730
   Enron Corp. ............................................................   United States             140,000           11,445,000
(a)Equant NV, N.Y. shs ....................................................   Netherlands               250,000           23,531,250
   Estonia Telecom GDR, 144A ..............................................     Estonia                  71,500            1,419,275
   Fortum Corp. ...........................................................     Finland               1,239,300            5,993,933
   FPL Group Inc. .........................................................   United States             200,000           10,925,000
   Frontier Corp. .........................................................   United States             562,000           33,158,000
(a)Global TeleSystems Group Inc. ..........................................   United States             245,000           19,845,000
   GPU Inc. ...............................................................   United States             250,000           10,546,875
   GTE Corp. ..............................................................   United States             372,000           28,179,000
   Hellenic Telecommunications Organization SA ............................      Greece                 532,110           11,405,254
(a)ICG Communications Inc. ................................................   United States             408,000            8,721,000
   Illinova Corp. .........................................................   United States             200,000            5,450,000
   Korea Telecom Corp. ....................................................    South Korea              442,100           29,333,287
   Lucent Technologies Inc. ...............................................   United States             145,035            9,780,798
(a)MCI WorldCom Inc. ......................................................   United States             230,000           19,794,375
   MDU Resources Group Inc. ...............................................   United States             400,000            9,125,000
   Montana Power Co. ......................................................   United States             221,500           15,615,750
   New Century Energies Inc. ..............................................   United States             100,000            3,881,250
(a)Nextel Communications Inc., A ..........................................   United States             465,000           23,337,188
(a)NEXTLINK Communications Inc., A ........................................   United States              70,000            5,206,250
   Nippon Telegraph & Telephone Corp. .....................................      Japan                      460            5,358,559
   Northern States Power Co. ..............................................   United States             250,000            6,046,875
   Northwestern Corp. .....................................................   United States             363,000            8,780,063
(a)Pacific Gateway Exchange Inc. ..........................................   United States             390,000           11,358,750
   PECO Energy Co. ........................................................   United States              53,500            2,240,313
   PG&E Corp. .............................................................   United States             500,000           16,250,000
   Pinnacle West Capital Corp. ............................................   United States             304,200           12,244,050
   Portugal Telecom SA ....................................................      Portugal               370,000           15,052,594
   PowerGen PLC ...........................................................   United Kingdom          1,200,000           12,909,429
(a)Primus Telecommunications Group Inc. ...................................   United States             193,900            4,350,631
(a)Qwest Communications International Inc. ................................   United States             350,000           11,571,875
   SBC Communications Inc. ................................................   United States             300,000           17,400,000
   Scottish & Southern Energy PLC .........................................   United Kingdom            972,600            9,980,180
   Scottish Power PLC .....................................................   United Kingdom            850,000            7,322,042
   Sempra Energy ..........................................................   United States             200,000            4,525,000


FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)

GLOBAL UTILITIES SECURITIES FUND                                                 COUNTRY                 SHARES            VALUE
------------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   UTILITIES AND TELECOMMUNICATIONS (CONT.)
   Severn Trent PLC .......................................................     United Kingdom           455,250        $  6,716,592
   Southern Co. ...........................................................     United States            600,000          15,900,000
(a)Sprint Corp. (PCS Group) ...............................................     United States            300,000          17,137,500
   Swisscom AG ............................................................     Switzerland               47,700          17,949,633
   TECO Energy Inc. .......................................................     United States            450,000          10,237,500
   Telebras SA, ADR .......................................................        Brazil                 42,000           3,787,875
   Telecel-Comunicacoes Pessoais SA .......................................       Portugal                70,000           9,023,409
   Telecom Italia SpA .....................................................        Italy               5,222,000          28,406,775
(a)Telecomunicacoes Brasileiras SA, ADR ...................................        Brazil                 42,000               2,625
   Telefonica SA, ADR .....................................................        Spain                  90,118          13,258,614
(a)Tellabs Inc. ...........................................................     United States             80,000           5,405,000
   Tokyo Electric Power Co. ...............................................        Japan                 135,000           2,849,678
   Transportadora de Gas del Sur SA, ADR ..................................       Argentina              370,000           3,468,750
   U.S. West Inc. .........................................................     United States            243,000          14,276,250
   Unicom Corp. ...........................................................     United States            179,000           6,902,688
   VEBA AG ................................................................        Germany               147,500           8,700,629
   Vodafone AirTouch PLC, ADR .............................................     United Kingdom            37,500           7,387,500
   Washington Gas Light Co. ...............................................     United States            400,000          10,400,000
   Williams Cos. Inc. .....................................................     United States             81,800           3,481,613
                                                                                                                         -----------
   TOTAL COMMON STOCKS (COST $672,006,921)                                                                               824,712,077
                                                                                                                         -----------
   CONVERTIBLE PREFERRED STOCKS 1.6%
   CMS Energy Trust I, 7.75%, cvt. pfd ....................................     United States            175,000           9,493,747
   Nortel Inversora SA, 10.00%, cvt. pfd ..................................       Argentina               96,300           4,953,431
                                                                                                                         -----------
   TOTAL CONVERTIBLE PREFERRED STOCKS (COST $15,164,784) ..................                                               14,447,178
                                                                                                                         -----------
   TOTAL LONG TERM INVESTMENTS (COST $687,171,705) ........................                                              839,159,255
                                                                                                                         -----------


                                                                                                     PRINCIPAL
                                                                                                       AMOUNT
                                                                                                     ---------
(f)REPURCHASE AGREEMENT 3.5%
Joint Repurchase Agreement, 4.767%, 7/01/99,
   (Maturity Value $30,932,474) (Cost $30,928,379) ........................     United States        $30,928,379          30,928,379
    Barclays Capital Inc. (Maturity Value $3,901,669)
    Bear, Stearns & Co. Inc. (Maturity Value $3,442,649)
    Chase Securities Inc. (Maturity Value $637,158)
    CIBC Oppenheimer Corp. (Maturity Value $3,901,669)
    Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $2,754,120)
    Dresdner Kleinwort Benson, North America LLC (Maturity Value $2,754,120)
    Goldman, Sachs & Co. (Maturity Value $1,377,060)
    NationsBanc Montgomery Securities LLC (Maturity Value $2,754,120)
    Paine Webber Inc. (Maturity Value $2,754,120)
    Paribas Corp. (Maturity Value $2,754,120)
    Warburg Dillon Read LLC (Maturity Value $3,901,669)
    Collateralized by U.S. Treasury Bills & Notes
                                                                                                                        ------------
TOTAL INVESTMENTS (COST $718,100,084) 97.5% ...............................                                              870,087,634
OTHER ASSETS, LESS LIABILITIES 2.5% .......................................                                               22,152,842
                                                                                                                        ------------
NET ASSETS 100.0% .........................................................                                             $892,240,476
                                                                                                                        ============


(a) Non-income producing.
(f) See Note 1(c) regarding joint repurchase agreement.



                       See notes to financial statements.


FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)

GROWTH AND INCOME FUND                                                      COUNTRY                  SHARES                VALUE
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS 94.8%
COMMERCIAL SERVICES 1.0%
Dun & Bradstreet Corp. ........................................            United States             345,200            $ 12,233,025
                                                                                                                        ------------
CONSUMER DURABLES 3.4%
Eastman Kodak Co. .............................................            United States             218,000              14,769,500
Ford Motor Co. ................................................            United States             312,500              17,636,719
General Motors Corp. ..........................................            United States             135,500               8,943,000
                                                                                                                        ------------
                                                                                                                          41,349,219
                                                                                                                        ------------
CONSUMER NON-DURABLES 8.3%
Anheuser-Busch Cos. Inc. ......................................            United States             180,700              12,818,406
Fortune Brands Inc. ...........................................            United States             185,200               7,662,650
General Mills Inc. ............................................            United States             273,500              21,982,563
H.J. Heinz Co. ................................................            United States             383,000              19,197,875
Kellogg Co. ...................................................            United States             165,000               5,445,000
Philip Morris Cos. Inc. .......................................            United States             437,800              17,594,088
UST Inc. ......................................................            United States             510,000              14,917,500
                                                                                                                        ------------
                                                                                                                          99,618,082
                                                                                                                        ------------
ELECTRONIC TECHNOLOGY 2.2%
EG&G Inc. .....................................................            United States             159,400               5,678,625
International Business Machines Corp. .........................            United States              70,000               9,047,500
Motorola Inc. .................................................            United States             122,000              11,559,500
                                                                                                                        ------------
                                                                                                                          26,285,625
                                                                                                                        ------------
ENERGY MINERALS 10.4%
Atlantic Richfield Co. ........................................            United States             215,000              17,965,938
Chevron Corp. .................................................            United States             224,000              21,322,000
Exxon Corp. ...................................................            United States             152,000              11,723,000
Mobil Corp. ...................................................            United States             134,000              13,266,000
Royal Dutch Petroleum Co., N.Y. shs ...........................            Netherlands               400,000              24,100,000
Texaco Inc. ...................................................            United States             426,400              26,650,000
Ultramar Diamond Shamrock Corp. ...............................            United States             447,800               9,767,638
                                                                                                                        ------------
                                                                                                                         124,794,576
                                                                                                                        ------------
FINANCE 10.0%
Bank of America Corp. .........................................            United States             240,000              17,595,000
Bank One Corp. ................................................            United States             378,710              22,556,914
BankBoston Corp. ..............................................            United States             367,000              18,762,875
First Union Corp. .............................................            United States             201,000               9,447,000
J.P. Morgan & Co. Inc. ........................................            United States             125,900              17,688,950
National City Corp. ...........................................            United States             275,000              18,012,500
PNC Bank Corp. ................................................            United States             282,900              16,302,113
                                                                                                                        ------------
                                                                                                                         120,365,352
                                                                                                                        ------------
HEALTH TECHNOLOGY 6.8%
American Home Products Corp. ..................................            United States             272,500              15,668,750
Baxter International Inc. .....................................            United States             235,000              14,246,875
Glaxo Wellcome PLC, ADR .......................................            United Kingdom            300,800              17,032,800
Pharmacia & Upjohn Inc. .......................................            United States             615,000              34,939,688
                                                                                                                        ------------
                                                                                                                          81,888,113
                                                                                                                        ------------
INDUSTRIAL SERVICES 1.3%
Browning-Ferris Industries Inc. ...............................            United States             370,000              15,910,000
                                                                                                                        ------------
INSURANCE 6.0%
Lincoln National Corp. ........................................            United States             416,800              21,803,850
SAFECO Corp. ..................................................            United States             404,000              17,826,500
St. Paul Cos. Inc. ............................................            United States             592,000              18,833,000
XL Capital Ltd., A ............................................              Bermuda                 249,348              14,088,162
                                                                                                                        ------------
                                                                                                                          72,551,512
                                                                                                                        ------------



FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)

GROWTH AND INCOME FUND                                                        COUNTRY                SHARES                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
NON-ENERGY MINERALS 3.4%
British Steel PLC, ADR ............................................          United Kingdom          380,000          $    9,903,750
De Beers Consolidated Mines AG, ADR ...............................          South Africa            503,000              12,009,125
Weyerhaeuser Co. ..................................................          United States           265,500              18,253,125
                                                                                                                      --------------
                                                                                                                          40,166,000
                                                                                                                      --------------
PROCESS INDUSTRIES 4.3%
Dow Chemical Co. ..................................................          United States            96,800              12,281,500
E. I. du Pont de Nemours and Co. ..................................          United States           170,000              11,613,125
Imperial Chemical Industries PLC, ADR .............................          United Kingdom          354,400              14,087,400
Pall Corp. ........................................................          United States           618,600              13,725,188
                                                                                                                      --------------
                                                                                                                          51,707,213
                                                                                                                      --------------
PRODUCER MANUFACTURING 8.8%
Avery Dennison Corp. ..............................................          United States           270,000              16,301,250
Dana Corp. ........................................................          United States           424,600              19,558,138
Deere & Co. .......................................................          United States           200,800               7,956,700
Delphi Automotive Systems Corp. ...................................          United States            94,705               1,757,962
Diebold Inc. ......................................................          United States           379,500              10,910,625
Federal Signal Corp. ..............................................          United States           431,000               9,131,813
General Electric Co. ..............................................          United States            92,200              10,418,600
Minnesota Mining & Manufacturing Co. ..............................          United States           170,500              14,822,844
Pitney Bowes Inc. .................................................          United States           235,000              15,098,750
                                                                                                                      --------------
                                                                                                                         105,956,682
                                                                                                                      --------------
REAL ESTATE 4.6%
Arden Realty Inc. .................................................          United States           479,200              11,800,300
Equity Residential Properties Trust ...............................          United States           325,300              14,658,831
FelCor Lodging Trust Inc. .........................................          United States           398,100               8,260,575
Glenborough Realty Trust Inc. .....................................          United States           350,000               6,125,000
Simon Property Group Inc. .........................................          United States           544,700              13,821,763
                                                                                                                      --------------
                                                                                                                          54,666,469
                                                                                                                      --------------
RETAIL TRADE 2.2%
J.C. Penney Co. Inc. ..............................................          United States           366,900              17,817,581
May Department Stores Co. .........................................          United States           210,000               8,583,750
                                                                                                                      --------------
                                                                                                                          26,401,331
                                                                                                                      --------------
TECHNOLOGY SERVICES .9%
Automatic Data Processing Inc. ....................................          United States           239,000              10,516,000
Telecommunications 10.0%
Ameritech Corp. ...................................................          United States           242,000              17,787,000
AT&T Corp. ........................................................          United States           345,000              19,255,313
Bell Atlantic Corp. ...............................................          United States           564,632              36,912,817
GTE Corp. .........................................................          United States           389,500              29,504,625
U.S. West Inc. ....................................................          United States           293,100              17,219,625
                                                                                                                      --------------
                                                                                                                         120,679,380
                                                                                                                      --------------
UTILITIES 11.2%
Cinergy Corp. .....................................................          United States           509,000              16,288,000
Consolidated Natural Gas Co. ......................................          United States           222,000              13,486,500
Constellation Energy Group Inc. ...................................          United States           522,000              15,464,250
Dominion Resources Inc. ...........................................          United States           303,500              13,145,344
GPU Inc. ..........................................................          United States           383,300              16,170,469
MCN Energy Group Inc. .............................................          United States           710,000              14,732,500
National Fuel Gas Co. .............................................          United States           303,800              14,734,300
New Century Energies Inc. .........................................          United States           273,900              10,630,744
OGE Energy Corp. ..................................................          United States           364,000               8,645,000
Sempra Energy .....................................................          United States           516,585              11,687,730
                                                                                                                      --------------
                                                                                                                         134,984,837
                                                                                                                      --------------
TOTAL LONG TERM INVESTMENTS (COST $892,898,162) ...................                                                    1,140,073,416
                                                                                                                      --------------


FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)


  PRINCIPAL
  GROWTH AND INCOME FUND                                                               COUNTRY           AMOUNT             VALUE
  ----------------------------------------------------------------------------------------------------------------------------------
(f)REPURCHASE AGREEMENT 5.3%
  Joint Repurchase Agreement, 4.767%, 7/01/99,
     (Maturity Value $63,638,415) (COST $63,629,989) .............................   United States     $63,629,989      $63,629,989
   Barclays Capital Inc. (Maturity Value $8,027,034)
   Bear Stearns & Co. Inc. (Maturity Value $7,082,678)
   Chase Securities Inc. (Maturity Value $1,310,849)
   CIBC Oppenheimer Corp. (Maturity Value $8,027,035)
   Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $5,666,143)
   Dresdner Kleinwort Benson, North America LLC (Maturity Value $5,666,143)
   Goldman, Sachs & Co. (Maturity Value $2,833,071)
   NationsBanc Montgomery Securities LLC (Maturity Value $5,666,143)
   Paine Webber Inc. (Maturity Value $5,666,143)
   Paribas Corp. (Maturity Value $5,666,143)
   Warburg Dillon Read LLC (Maturity Value $8,027,033)
     Collateralized by U.S. Treasury Bills & Notes
  TOTAL INVESTMENTS (COST $956,528,151) 100.1% ...................................                                    1,203,703,405
                                                                                                                     ---------------
  OTHER ASSETS, LESS LIABILITIES (.1%)  ..........................................                                         (606,775)
                                                                                                                     ---------------
  NET ASSETS 100.0% ..............................................................                                   $ 1,203,096,630
                                                                                                                     ===============




(f)See Note 1(c) regarding joint repurchase agreement.

                     See notes to financial statements.


FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)


                                                                                                           SHARES/
HIGH INCOME FUND                                                                       COUNTRY             WARRANTS          VALUE
------------------------------------------------------------------------------------------------------------------------------------
(a) COMMON STOCKS AND WARRANTS .2%
    CONSUMER SERVICES
    Foodmaker Inc. ...............................................................     United States             210     $     5,959
                                                                                                                          ----------
    NON-ENERGY MINERALS
    Gulf States Steel Inc., wts., 4/15/03 ........................................     United States           5,000             100
                                                                                                                          ----------
    TELECOMMUNICATIONS .2%
    International Wireless Communications Holdings Inc., wts., 8/15/01 ...........     United States           7,800              47
    Loral Space & Communications Ltd., wts., 1/15/07 .............................     United States           1,500          12,805
    Nextel Communications Inc., A ................................................     United States          15,346         770,177
    Nextel International Inc., wts., 4/15/07 .....................................     United States           7,000          17,500
    Poland Telecom Finance, wts., 144A, 12/01/07 .................................     Poland                  8,000          48,000
                                                                                                                          ----------
                                                                                                                             848,529
                                                                                                                          ----------
    UTILITIES
    Empire Gas Corp., wts., 7/15/04 ..............................................     United States           6,900           1,725
                                                                                                                          ----------
    Total Common Stocks and Warrants (Cost $628,399) .............................                                           856,313
                                                                                                                          ----------
    PREFERRED STOCKS .4%
    INDUSTRIAL SERVICES .4%
    R&B Falcon Corp., 13.875%, pfd., 144A, PIK (Cost $1,500,000) .................     United States           1,500       1,545,000
                                                                                                                          ----------



                                                                                                           PRINCIPAL
                                                                                                            AMOUNT
                                                                                                           ---------
    BONDS 97.6%
    COMMERCIAL SERVICES 3.1%
    Fleming Cos. Inc., senior sub. note, B, 10.50%, 12/01/04 .....................     United States      $2,000,000       1,890,000
    Fleming Cos. Inc., senior sub. note, B, 10.625%, 7/31/07 .....................     United States       2,000,000       1,870,000
    Intertek Finance PLC, senior sub. note, B, 10.25%, 11/01/06 ..................     United Kingdom      3,700,000       3,607,500
    Outdoor Systems Inc., senior sub. note, 8.875%, 6/15/07 ......................     United States       4,250,000       4,457,188
                                                                                                                          ----------
                                                                                                                          11,824,688
                                                                                                                          ----------
    CONSUMER DURABLES 2.6%
    E&S Holdings Corp., senior sub. note, B, 10.375%, 10/01/06 ...................     United States       3,000,000       1,515,000
    Pillowtex Corp., senior sub. note, B, 9.00%, 12/15/07 ........................     United States       2,900,000       2,900,000
    Sealy Mattress Co., senior disc. note, B, zero cpn. to 12/15/02,
      10.875% thereafter, 12/15/07 ...............................................     United States       1,500,000         982,500
    True Temper Sports Inc., senior sub. note, 144A, 10.875%, 12/01/08 ...........     United States       4,000,000       3,400,000
    Windmere-Durable Holdings Inc., senior sub. note, 10.00%, 7/31/08 ............     United States       1,200,000       1,152,000
                                                                                                                          ----------
                                                                                                                           9,949,500
                                                                                                                          ----------
    CONSUMER NON-DURABLES 4.5%
    Compania De Alimentos Fargo SA, 13.25%, 8/01/08 ..............................       Argentina         1,250,000         990,625
    Doane Pet Care Co., senior sub. note, 9.75%, 5/15/07 .........................     United States       2,197,000       2,262,910
    Packaged Ice Inc., senior sub. note, B, 9.75%, 2/01/05 .......................     United States       2,600,000       2,561,000
    Revlon Worldwide Corp., senior disc. note, B, zero cpn., 3/15/01 .............     United States       8,500,000       5,822,500
    Styling Technology Corp., senior sub. note, 10.875%, 7/01/08 .................     United States       3,000,000       2,925,000
    United Industries Corp., senior sub. note, 144A, 9.875%, 4/01/09 .............     United States       3,000,000       2,722,500
                                                                                                                          ----------
                                                                                                                          17,284,535
                                                                                                                          ----------
    CONSUMER SERVICES 25.5%
    Advanstar Communications, senior sub. note, 9.25%, 5/01/08 ...................     United States       5,000,000       4,925,000
    Ascent Entertainment Group Inc., senior disc. note, zero cpn. to 12/15/02,
      11.875% thereafter, 12/15/04 ...............................................     United States       3,000,000       2,175,000
    Aztar Corp., senior sub. note, 144A, 8.875%, 5/15/07 .........................     United States       4,500,000       4,342,500
    Chancellor Media Corp., senior note, 8.00%, 11/01/08 .........................     United States       3,500,000       3,438,750
    Chancellor Media Corp., senior sub. note, 9.00%, 10/01/08 ....................     United States       4,500,000       4,601,250
    Charter Communications Holdings LLC, senior disc. note, 144A,
      zero cpn. to 4/01/04, 9.92% thereafter, 4/01/11 ............................     United States       5,750,000       3,536,250
    CSC Holdings Inc., B, 8.125%, 8/15/09 ........................................     United States       1,500,000       1,513,125
    CSC Holdings Inc., senior sub. deb., 10.50%, 5/15/16 .........................     United States       3,000,000       3,375,000
    CSC Holdings Inc., senior sub. deb., 9.875%, 4/01/23 .........................     United States       4,500,000       4,860,000


FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)

                                                                                                            PRINCIPAL
HIGH INCOME FUND                                                                            COUNTRY           AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
    BONDS (CONT.)
    CONSUMER SERVICES (cont.)
    Diamond Cable Communication Co. PLC, senior disc. note, zero cpn. to 12/15/00,
      11.75% thereafter, 12/15/05 ......................................................   United Kingdom   $2,700,000   $ 2,443,500
    Diamond Cable Communication Co. PLC, senior disc. note, zero cpn. to 2/15/02,
      10.75% thereafter, 2/15/07 United Kingdom ........................................                     1,500,000     1,177,500
    Diamond Holdings PLC, senior note, 9.125%, 2/01/08 .................................   United Kingdom    3,000,000     3,022,500
    Exide Electronics Group Inc., senior sub. note, B, 11.50%, 3/15/06 .................   United States     2,000,000     2,340,000
    Friendly Ice Cream Corp., senior note, 10.50%, 12/01/07 ............................   United States     5,000,000     4,475,000
    Granite Broadcasting Corp., senior sub. note, A, 10.375%, 5/15/05 ..................   United States     4,500,000     4,601,250
    Hard Rock Hotel Inc., senior sub. note, B, 9.25%, 4/01/05 ..........................   United States       400,000       379,000
    Harrah's Operating Co. Inc., senior sub. note, 7.875%, 12/15/05 ....................   United States     4,500,000     4,342,500
    Hollinger International Publishing Inc., senior sub. note, 9.25%, 3/15/07 ..........   United States     4,500,000     4,635,000
    Horseshoe Gaming Holding Corp., senior sub. note, 144A, 8.625%, 5/15/09 ............   United States     4,500,000     4,353,750
    La Petite Academy Inc., senior note, B, 10.00%, 5/15/08 ............................   United States     5,000,000     4,787,500
    LIN Holdings Corp., senior disc. note, zero cpn. to 3/01/03,
      10.00% thereafter, 3/01/08 .......................................................   United States     2,600,000     1,748,500
    LIN Television Corp., senior sub. note, 8.375%, 3/01/08 ............................   United States     2,800,000     2,702,000
    Protection One Alarm Monitoring Inc., senior sub. note, 144A, 8.125%, 1/15/09 ......   United States     5,000,000     4,625,000
    Regal Cinemas Inc., senior sub. note, 9.50%, 6/01/08 ...............................   United States     5,000,000     4,700,000
    SFX Broadcasting Inc., senior sub. note, B, 10.75%, 5/15/06 ........................   United States     1,304,000     1,388,760
    Sinclair Broadcast Group Inc., senior sub. note, 10.00%, 9/30/05 ...................   United States     2,500,000     2,562,500
    Six Flags Entertainment Corp., senior note, 8.875%, 4/01/06 ........................   United States     2,700,000     2,676,375
    Telewest Communications PLC, senior disc. deb., zero cpn. to 10/01/00,
    11.00% thereafter, 10/01/07 United Kingdom .........................................                     8,000,000     7,160,000
    Telewest Communications PLC, senior disc. note, 144A, zero cpn. to 4/15/04,
      9.25% thereafter, 4/15/09 United Kingdom .........................................                     1,750,000     1,172,500
                                                                                                                          ----------
                                                                                                                          98,060,010
                                                                                                                          ----------
    ELECTRONIC TECHNOLOGY 2.3%
    Bresnan Communications Group LLC, senior disc. note, 144A, zero cpn. to 11/01/00,
      9.25% thereafter, 8/15/07 United States ..........................................                     1,300,000       854,750
    L-3 Communications Corp., B, 8.00%, 8/01/08 ........................................   United States       750,000       716,250
    L-3 Communications Corp., senior sub. note, 10.375%, 5/01/07 .......................   United States     3,500,000     3,718,750
    Telecommunication Techniques Co., senior sub. note, 9.75%, 5/15/08 .................   United States     3,500,000     3,552,500
                                                                                                                          ----------
                                                                                                                           8,842,250
                                                                                                                          ----------
    ENERGY MINERALS 4.2%
    Abraxas Petroleum Corp., senior note, D, 11.50%, 11/01/04 ...........................  United States     4,300,000     2,709,000
    Clark R&M Inc., senior sub. note, 8.875%, 11/15/07 ..................................  United States     5,000,000     4,418,750
    Mesa Operating Co., zero cpn. to 7/01/01,11.625% thereafter, 7/01/06 ................  United States     1,800,000     1,372,500
    Nuevo Energy Co., senior sub. note, B, 8.875%, 6/01/08 ..............................  United States     1,300,000     1,267,500
    P&L Coal Holdings Corp., senior note, B, 8.875%, 5/15/08 ............................  United States     1,000,000     1,007,500
    P&L Coal Holdings Corp., senior sub. note, B, 9.625%, 5/15/08 .......................  United States     4,500,000     4,500,000
    Pogo Producing Co., senior sub. note, B, 8.75%, 5/15/07 .............................  United States     1,000,000       965,000
                                                                                                                          ----------
                                                                                                                          16,240,250
                                                                                                                          ----------
    FINANCE 1.3%
    Willis Corron Corp., senior sub. note, 144A, 9.00%, 2/01/09 .........................  United States     5,000,000     4,931,250
    Health Services 4.8%
    Abbey Healthcare Group Inc., senior sub. note, 9.50%, 11/01/02 ......................  United States     7,770,000     7,731,150
    Magellan Health Services Inc., senior sub. note, 9.00%, 2/15/08 .....................  United States     2,750,000     2,365,000
    Pharmerica Inc., senior sub. note, 8.375%, 4/01/08 ..................................  United States     1,250,000     1,268,750
    Tenet Healthcare Corp., senior note, 8.625%, 12/01/03 ...............................  United States     2,400,000     2,424,000
    Tenet Healthcare Corp., senior sub. note, 8.625%, 1/15/07 ...........................  United States     3,250,000     3,217,500
(b) Vencor Operating Inc., 9.875%, 5/01/05 ..............................................  United States     4,200,000     1,281,000
                                                                                                                          ----------
                                                                                                                          18,287,400
                                                                                                                          ----------
    INDUSTRIAL SERVICES 3.2%
    Allied Waste North America Inc., senior note, B, 7.875%, 1/01/09 ....................  United States     5,500,000     5,115,000
(b) Dailey International Inc., senior note, B, 9.50%, 2/15/08 ...........................  United States     1,550,000       992,000
    R&B Falcon Corp., senior note, 144A, 12.25%, 3/15/06 ................................  United States     1,750,000     1,811,250
    RBF Finance Co., senior secured note, 144A, 11.375%, 3/15/09 ........................  United States     1,500,000     1,552,500
    Universal Compression Inc., senior disc. note, zero cpn. to 2/15/03,
      9.875% thereafter, 2/15/08 ........................................................  United States     4,650,000     2,964,375
                                                                                                                          ----------
                                                                                                                          12,435,125
                                                                                                                          ----------

       FRANKLIN VALUEMARK FUNDS
       STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)

                                                                                                            PRINCIPAL
       HIGH INCOME FUND                                                                       COUNTRY         AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
       BONDS (CONT.)
       NON-ENERGY MINERALS .5%
       Bear Island Paper Co. LLC, senior note, B, 10.00%, 12/01/07 ......................   United States   $1,800,000   $ 1,764,000
       Process Industries 8.2%
       Applied Extrusion Technology, senior note, B, 11.50%, 4/01/02 ....................   United States    3,750,000     3,825,000
       Asia Pulp & Paper Co. Ltd., 12.00%, 12/29/49 .....................................   Indonesia        4,500,000     2,925,000
       Climachen Inc., senior sub. note, B, 10.75%, 12/01/07 ............................   United States    1,200,000     1,153,500
    (h)Consolidated Container Co. LLC, senior sub. note, 144A, 10.125%, 7/15/09 .........   United States    2,500,000     2,537,500
       Four M Corp., senior note, B, 12.00%, 6/01/06 ....................................   United States    7,700,000     6,025,250
       Graham Packaging Co., senior disc. note, B, zero cpn., to 1/15/03,
         10.75% thereafter, 1/15/09 .....................................................   United States      900,000       616,500
       Lyondell Chemical Co., secured note, 144A, 9.875%, 5/01/07 .......................   United States    1,750,000     1,780,625
    (b)Polysindo International Finance Co. BV, secured note, 9.375%, 7/30/07 ............   Indonesia        4,250,000     1,062,500
       Purina Mills Inc., senior sub. note, 9.00%, 3/15/10 ..............................   United States    4,000,000     3,100,000
       Radnor Holdings Inc., senior note, 10.00%, 12/01/03 ..............................   United States    5,000,000     5,025,000
       Repap New Brunswick, senior note, 9.00%, 6/01/04 .................................   Canada           2,000,000     1,895,000
       Tjiwi Kimia Finance Mauritius, senior note, 10.00%, 8/01/04 ......................   Indonesia        2,000,000     1,450,000
                                                                                                                          31,395,875
       PRODUCER MANUFACTURING 4.2%
       Goss Graphic Systems Inc., senior sub. note, 12.00%, 10/15/06 ....................   United States    3,200,000     1,104,000
       Nortek Inc., senior sub. note, 9.875%, 3/01/04 ...................................   United States    5,500,000     5,541,250
       Oshkosh Truck Corp., senior sub. note, 8.75%, 3/01/08 ............................   United States    2,000,000     2,000,000
       Talon Automotive Group Inc., senior sub. note, B, 9.625%, 5/01/08 ................   United States    2,900,000     2,508,500
       Terex Corp., senior sub. note, 8.875%, 4/01/08 ...................................   United States    3,550,000     3,301,500
       Terex Corp., senior sub. note, 144A, 8.875%, 4/01/08 .............................   United States    1,000,000       930,000
       Trench Electric & Trench Inc., senior sub. deb., 10.25%, 12/15/07 ................   Canada             750,000       705,000
                                                                                                                          16,090,250
       RETAIL TRADE 1.2%
       Hollywood Entertainment Corp., senior sub. note, B, 10.625%, 8/15/04 .............   United States    4,000,000     3,940,000
       Shoppers Food Warehouse Corp., senior note, 9.75%, 6/15/04 .......................   United States      750,000       803,438
                                                                                                                           4,743,438
       TECHNOLOGY SERVICES 1.1%
       Anacomp Inc., senior sub. note, D, 10.875%, 4/01/04 ..............................   United States    4,000,000     4,220,000
       Decisionone Corp., senior sub. note, 9.75%, 8/01/07 ..............................   United States    1,000,000        50,000
       Decisionone Holding Corp., senior disc. deb., zero cpn. to 8/01/02,
         11.50% thereafter, 8/01/08 .....................................................   United States    2,500,000        37,500
                                                                                                                           4,307,500
       TELECOMMUNICATIONS 25.0%
       Arch Communications Group, senior disc. note, zero cpn. to 3/15/01,
         10.875% thereafter, 3/15/08 ....................................................   United States    6,000,000     2,670,000
       Arch Escrow Corp., senior note, 144A, 13.75%, 4/15/08 ............................   United States    1,500,000     1,327,500
       Call-Net Enterprises Inc., senior note, 9.375%, 5/15/09 ..........................   Canada           4,250,000     4,069,373
       Clearnet Communications Inc., senior disc. note, zero cpn. to 5/01/04,
         10.125% thereafter, 5/01/09 ....................................................   Canada           6,500,000     3,737,500
       Dobson/Sygnet Communications Co., 144A, 12.25%, 12/15/08 .........................   United States    4,500,000     4,691,250
       Global Crossing Holdings Ltd., senior note, 9.625%, 5/15/08 ......................   Bermuda          5,000,000     5,225,000
       Hermes Europe Railtel BV, senior note, 11.50%, 8/15/07 ...........................   Netherlands      2,000,000     2,115,000
       ICO Global Communications, 15.00%, 8/01/05 .......................................   Bermuda          5,000,000     2,050,000
       IntelCom Group Inc., senior secured disc. note, zero cpn. to 5/01/01,
         12.50% thereafter, 5/01/06 .....................................................   United States    3,250,000     2,535,000
       Intermedia Communications Inc., senior disc. note, B, zero cpn. to 7/15/02,
         11.25% thereafter, 7/15/07 .....................................................   United States    5,000,000     3,600,000
       Intermedia Communications Inc., senior note, B, 9.50%, 3/01/09 ...................   United States    2,000,000     1,955,000
(b),(c)International Wireless Communications, senior disc. note, zero cpn., 8/15/01 .....   United States    7,800,000       624,000
       Iridium LLC/CAP, senior note, D, 10.875%, 7/15/05 ................................   Bermuda          5,350,000     1,150,250
       IXC Communications Inc., senior sub. note, 9.00%, 4/15/08 ........................   United States    2,250,000     2,162,813
       Level 3 Communications Inc., senior note, 9.125%, 5/01/08 ........................   United States    5,000,000     4,937,500
       Level 3 Communications Inc., zero cpn. to 12/01/03,10.50% thereafter, 12/01/08 ...   United States    3,000,000     1,863,750
       Loral Space and Communications Ltd., senior disc. note, zero cpn. to 1/15/02,
         12.50% thereafter, 1/15/07 .....................................................   United States    1,500,000       832,500
       McCaw International Ltd., senior disc. note, zero cpn. to 4/15/02,
         13.00% thereafter, 4/15/07 .....................................................   United States    7,000,000     4,261,250
       McLeod USA Inc., senior note, 144A, 8.125%, 2/15/09 ..............................   United States    4,000,000     3,700,000
       Metrocall Inc., senior sub. note, 144A, 11.00%, 9/15/08 ..........................   United States    5,000,000     3,925,000
       Millicom International Cellular SA, senior disc. note, zero cpn. to 6/01/01,
         13.50% thereafter, 6/01/06 .....................................................   Luxembourg       9,300,000     6,835,500
       Netia Holdings BV, senior disc. note, B, zero cpn. to 11/01/01,
         11.25% thereafter, 11/01/07 ....................................................   Poland           2,000,000     1,250,000



FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)

                                                                                                          PRINCIPAL
HIGH INCOME FUND                                                                          COUNTRY           AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------------------------
BONDS (CONT.)
   TELECOMMUNICATIONS (CONT.)
   Netia Holdings BV, senior note, B, 10.25%, 11/01/07 .............................       Poland         $1,300,000    $  1,098,500
   Nextel Communications Inc., senior disc. note, zero cpn. to 9/15/02,
     10.65% thereafter, 9/15/07 ....................................................    United States      7,000,000       5,127,500
   Nextel Communications Inc., senior disc. note, zero cpn. to 10/31/02,
     9.75% thereafter, 10/31/07  United States .....................................                       3,000,000       2,122,500
   NEXTLINK Communications Inc., senior note, 9.625%, 10/01/07 .....................    United States      1,400,000       1,368,500
   NEXTLINK Communications Inc., senior note, 9.00%, 3/15/08 .......................    United States      3,600,000       3,420,000
   Northeast Optic Network Inc., senior note, 12.75%, 8/15/08 ......................    United States      3,500,000       3,622,500
   Poland Telecom Finance, B, senior note, 14.00%, 12/01/07 ........................       Poland          8,000,000       7,300,000
   Rogers Cantel Mobile Inc., senior secured deb., 9.75%, 6/01/16 ..................       Poland          3,000,000       3,277,500
   RSL Communications PLC, senior note, 12.00%, 11/01/08 ...........................    United Kingdom     1,500,000       1,575,000
   Spectrasite Holdings Inc., senior disc. note, 144A, zero cpn. to 4/15/04,
     11.25% thereafter, 4/15/09 ....................................................     United States     2,500,000       1,437,500
                                                                                                                        ------------
                                                                                                                          95,867,686
                                                                                                                        ------------
   TRANSPORTATION 5.0%
   American Commercial Lines LLC, senior note, 10.25%, 6/30/08 .....................    United States      3,100,000       3,131,000
   Eletson Holdings, first mortgage, 9.25%, 11/15/03 ...............................       Greece          1,600,000       1,512,000
   Gearbulk Holding Ltd., senior note, 11.25%, 12/01/04 ............................      Bermuda          4,500,000       4,657,500
   GS Superhighway (Holdings) Ltd., senior note, 10.25%, 8/15/07 ...................       China           6,000,000       3,060,000
   The Holt Group Inc., senior note, 144A, 9.75%, 1/15/06 ..........................    United States      5,250,000       3,491,250
   MRS Logistica SA, B, 144A, 10.625%, 8/15/05 .....................................       Brazil          5,000,000       3,175,000
                                                                                                                        ------------
                                                                                                                          19,026,750
                                                                                                                        ------------
   UTILITIES .9%
   AES Corp., senior note, 9.50%, 6/01/09 ..........................................    United States      1,000,000       1,027,500
   Empire Gas Corp., senior secured note, 7.00% to 7/15/99,
     12.875% thereafter, 7/15/04 ...................................................    United States      5,000,000       2,675,000
                                                                                                                        ------------
                                                                                                                           3,702,500
                                                                                                                        ------------
   TOTAL BONDS (COST $425,921,458) .................................................                                     374,753,007
                                                                                                                        ------------
   TOTAL LONG TERM INVESTMENTS (COST $428,049,857) .................................                                     377,154,320
                                                                                                                        ------------
(F)REPURCHASE AGREEMENT .3%
   Joint Repurchase Agreement 4.767%, 7/01/99, (Maturity Value $1,034,419)
     (Cost $1,034,282) .............................................................    United States      1,034,282       1,034,282
   Barclays Capital Inc. (Maturity Value $130,476)
   Bear, Stearns & Co. Inc. (Maturity Value $115,127)
   Chase Securities Inc. (Maturity Value $21,308)
   CIBC Oppenheimer Corp. (Maturity Value $130,476)
   Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $92,101)
   Dresdner Kleinwort Benson, North America LLC (Maturity Value $92,101)
   Goldman, Sachs & Co. (Maturity Value $46,051)
   NationsBanc Montgomery Securities LLC (Maturity Value $92,101)
   Paine Webber Inc. (Maturity Value $92,101)
   Paribas Corp. (Maturity Value $92,101)
   Warburg Dillon Read LLC (Maturity Value $130,476)
     Collateralized by U.S. Treasury Bills & Notes
                                                                                                                        ------------
   TOTAL INVESTMENTS (COST $429,084,139) 98.5% .....................................                                     378,188,602
                                                                                                                        ------------
   OTHER ASSETS, LESS LIABILITIES 1.5% .............................................                                       5,623,024
                                                                                                                        ------------
   NET ASSETS 100.0% ...............................................................                                    $383,811,626
                                                                                                                        ============


(a)Non-income producing.
(b)See Note 7 regarding defaulted securities.
(c)See Note 8 regarding restricted securities
(f)See Note 1(c) regarding joint repurchase agreement.
(h)Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

                     See notes to financial statements.




FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)

   INCOME SECURITIES FUND                                                     COUNTRY                 SHARES                VALUE
------------------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 34.7%
   CONSUMER DURABLES .2%
   General Motors Corp. .........................................            United States             30,000            $ 1,980,000
                                                                                                                         -----------
   CONSUMER NON-DURABLES 2.1%
   Nabisco Group Holdings Corp. .................................            United States             60,000              1,173,750
   Philip Morris Cos. Inc. ......................................            United States            450,000             18,084,375
   R.J. Reynolds Tobacco Holdings Inc. ..........................            United States             20,000                630,000
                                                                                                                         -----------
                                                                                                                          19,888,125
                                                                                                                         -----------
(a)ELECTRONIC TECHNOLOGY .1%
   Anacomp Inc. .................................................            United States             60,900              1,035,298
                                                                                                                         -----------
   ENERGY MINERALS 3.2%
   Athabasca Oil Sands Trust ....................................               Canada                450,000              6,964,469
   BP Prudhoe Bay Royalty Trust .................................            United States             50,000                368,750
   Canadian Oil Sands Trust Units ...............................               Canada                500,000              8,045,781
   Enron Oil & Gas Co. ..........................................            United States            340,000              6,885,000
   Pioneer Natural Resources Co. ................................            United States            302,226              3,324,486
(a)Santa Fe Snyder Corp. ........................................            United States            341,142              2,601,208
   Ultramar Diamond Shamrock Corp. ..............................            United States            125,000              2,726,563
                                                                                                                         -----------
                                                                                                                          30,916,257
                                                                                                                         -----------
   NON-ENERGY MINERALS 2.3%
   Anglo American Platinum Corp. Ltd., ADR ......................            South Africa             223,161              5,206,904
   AngloGold Ltd., ADR ..........................................            South Africa             395,000              8,492,500
   De Beers Consolidated Mines AG, ADR ..........................            South Africa              40,000                955,000
   Freeport-McMoRan Copper & Gold Inc., A .......................            United States            110,000              1,842,500
   Impala Platinum Holdings Ltd., ADR ...........................            South Africa             216,500              5,446,144
                                                                                                                         -----------
                                                                                                                          21,943,048
                                                                                                                         -----------
   PROCESS INDUSTRIES 1.1%
(a)Dan River Inc., A ............................................            United States            173,256              1,277,763
   Lyondell Chemical Co. ........................................            United States            100,000              2,062,500
   McDermott International Inc. .................................            United States            260,000              7,345,000
                                                                                                                         -----------
                                                                                                                          10,685,263
                                                                                                                         -----------
   PRODUCER MANUFACTURING .1%
   Delphi Automotive Systems Corp. ..............................            United States             20,967                389,200
(a)Harvard Industries Inc. ......................................            United States            137,330                978,474
                                                                                                                         -----------
                                                                                                                           1,367,674
                                                                                                                         -----------
   REAL ESTATE .7%
   FelCor Lodging Trust Inc. ....................................            United States            275,000              5,706,250
   Meditrust Cos ................................................            United States            120,160              1,569,590
                                                                                                                         -----------
                                                                                                                           7,275,840
                                                                                                                         -----------
   TELECOMMUNICATIONS .4%
   U.S. West Inc. ...............................................            United States             60,000              3,525,000
   Utilities 24.5%
   American Electric Power Co. Inc. .............................            United States            255,000              9,578,438
   Central & South West Corp. ...................................            United States            449,500             10,507,063
   Cinergy Corp. ................................................            United States            280,000              8,960,000
   Conectiv Inc. ................................................            United States            270,000              6,598,125
   Dominion Resources Inc. ......................................            United States            290,000             12,560,625
   Edison International .........................................            United States            360,000              9,630,000
   Energy East Corp. ............................................            United States            230,000              5,980,000
   Entergy Corp. ................................................            United States            430,000             13,437,500
   FirstEnergy Corp. ............................................            United States            245,000              7,595,000
   Florida Progress Corp. .......................................            United States            315,000             13,013,438
   FPL Group Inc. ...............................................            United States            165,000              9,013,125
   GPU Inc. .....................................................            United States            200,000              8,437,500
   Hawaiian Electric Industries Inc. ............................            United States             70,000              2,485,000
   KeySpan Corp. ................................................            United States            200,000              5,275,000



FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)

INCOME SECURITIES FUND                                                                    COUNTRY           SHARES          VALUE
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
UTILITIES (CONT.)
Nevada Power Co. .................................................................      United States      100,000      $  2,500,000
New Century Energies Inc. ........................................................      United States      210,000         8,150,625
New England Electric System ......................................................      United States      210,000        10,526,250
Northern States Power Co. ........................................................      United States      210,000         5,079,375
PacifiCorp .......................................................................      United States       65,000         1,194,375
PECO Energy Co. ..................................................................      United States      259,500        10,866,563
PG&E Corp. .......................................................................      United States      375,000        12,187,500
Potomac Electric Power Co. .......................................................      United States      245,000         7,212,188
Public Service Enterprise Group Inc. .............................................      United States      275,000        11,240,625
Reliant Energy Inc. ..............................................................      United States      225,000         6,215,625
SCANA Corp. ......................................................................      United States      100,000         2,337,500
Sempra Energy ....................................................................      United States      450,000        10,181,250
Southern Co. .....................................................................      United States      320,000         8,480,000
Texas Utilities Co. ..............................................................      United States      325,000        13,406,250
Western Resources Inc. ...........................................................      United States      215,000         5,724,375
                                                                                                                         -----------
                                                                                                                         238,373,315
                                                                                                                         -----------
TOTAL COMMON STOCKS (COST $291,101,038) ..........................................                                       336,989,820
                                                                                                                         -----------

PREFERRED STOCKS .2%
Freeport-McMoRan Copper & Gold Inc., 0.00%, pfd., Gold (COST $3,846,805) .........      United States      108,800         1,734,000
                                                                                                                         -----------

CONVERTIBLE PREFERRED STOCKS 9.7%
CONSUMER SERVICES .4%
Host Marriott Corp., 6.75%, cvt. pfd .............................................      United States      100,000         4,150,000
                                                                                                                         -----------
ENERGY MINERALS 1.5%
Chesapeake Energy Corp., 7.00%, cvt. pfd., 144A ..................................      United States       85,000         2,231,250
Devon Financing Trust, $3.25, cvt. pfd., 144A ....................................      United States       60,000         3,607,500
Lomak Financing Trust, 5.75%, cvt. pfd ...........................................      United States      140,000         3,447,500
Nuevo Financing, 5.75%, cvt. pfd., A .............................................      United States      140,000         4,305,000
Patina Oil & Gas Corp., 7.125%, cvt. pfd .........................................      United States       39,525           918,956
                                                                                                                         -----------
                                                                                                                          14,510,206
                                                                                                                         -----------
INDUSTRIAL SERVICES .5%
Weatherford International Inc., 5.00%, cvt. pfd., 144A ...........................      United States      125,000         4,859,375
                                                                                                                         -----------
NON-ENERGY MINERALS 1.6%
Armco Inc., $3.625, cvt. pfd., B .................................................      United States       65,000         3,266,250
Battle Mountain Gold Co., $3.25, cvt. pfd ........................................      United States       66,300         2,258,344
Coeur D'Alene Mines Corp., 7.00%, cvt. pfd .......................................      United States      135,000           810,000
Cyprus Amax Minerals Co., $4.00, cvt. pfd., A ....................................      United States       55,000         2,530,000
Hecla Mining Co., 7.00%, cvt. pfd., B ............................................      United States       70,000         2,047,500
Kinam Gold Inc., $3.75, cvt. pfd., B .............................................      United States      150,000         5,006,250
                                                                                                                         -----------
                                                                                                                          15,918,344
                                                                                                                         -----------
REAL ESTATE 3.8%
Apartment Investment & Management Co., 8.00%, cvt. pfd., K .......................      United States      160,000         4,300,000
Archstone Communities Trust, $1.75, cvt. pfd., A .................................      United States      400,000        11,900,000
Glenborough Realty Trust Inc., 7.75%, cvt. pfd., A ...............................      United States      365,000         6,935,000
Innkeepers USA Trust, 8.625%, cvt. pfd., A .......................................      United States      175,000         3,007,813
ProLogis Trust, 7.00%, cvt. pfd., B ..............................................      United States      135,000         3,501,563
Reckson Associates Realty Corp., 7.625%, cvt. pfd., A ............................      United States      180,000         4,106,250
Vornado Realty Trust, 6.50%, cvt. pfd., A ........................................      United States       60,000         3,030,000
                                                                                                                         -----------
                                                                                                                          36,780,626
                                                                                                                         -----------
TELECOMMUNICATIONS .8%
Nortel Inversora SA, 10.00%, cvt. pfd ............................................      Argentina          150,000         7,715,625
                                                                                                                         -----------
TRANSPORTATION .2%
Union Pacific Capital Trust, 6.25%, cvt. pfd .....................................      United States       40,000         2,060,000
                                                                                                                         -----------
UTILITIES .9%
CMS Energy Trust I, 7.75%, cvt. pfd ..............................................      United States      160,000         8,680,000
                                                                                                                         -----------
TOTAL CONVERTIBLE PREFERRED STOCKS (COST $109,633,208) ...........................                                        94,674,176
                                                                                                                         -----------



FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)

                                                                                                        PRINCIPAL
INCOME SECURITIES FUND                                                                COUNTRY             AMOUNT*           VALUE
------------------------------------------------------------------------------------------------------------------------------------
BONDS 17.4%
COMMERCIAL SERVICES .1%
AmeriServe Food Distribution Inc., senior sub. note, 10.125%, 7/15/07 .........      United States      $ 1,000,000      $   855,000
                                                                                                                         -----------
CONSUMER DURABLES .2%
E&S Holdings Corp., senior sub. note, B, 10.375%, 10/01/06 ....................      United States        3,750,000        1,893,750
                                                                                                                         -----------
CONSUMER NON-DURABLES 3.7%
Compania De Alimentos Fargo SA, 13.25%, 8/01/08 ...............................      Argentina            2,000,000        1,585,000
Del Monte Corp., senior sub. note, B, 12.25%, 4/15/07 .........................      United States        2,575,000        2,999,875
Doane Pet Care Co., senior sub. note, 9.75%, 5/15/07 ..........................      United States        2,197,000        2,262,910
Evenflo Co. Inc., senior note, 144A, 11.75%, 8/15/06 ..........................      United States        2,000,000        2,030,000
Hartmarx Corp., senior sub. note, 10.875%, 1/15/02 ............................      United States        8,300,000        8,528,250
International Home Foods Inc., senior sub. note, 10.375%, 11/01/06 ............      United States        4,100,000        4,346,000
Playtex Family Products Corp., senior sub. note, 9.00%, 12/15/03 ..............      United States        8,000,000        8,160,000
Revlon Consumer Products Corp., senior sub. note, 8.625%, 2/01/08 .............      United States        2,000,000        1,880,000
Specialty Foods Corp., senior note, 11.25%, 8/15/01 ...........................      United States        4,000,000        3,954,360
The William Carter Co., senior sub. note, A, 10.375%, 12/01/06 ................      United States          500,000          517,500
                                                                                                                         -----------
                                                                                                                          36,263,895
                                                                                                                         -----------
CONSUMER SERVICES 2.2%
AMF Bowling Worldwide Inc., senior sub. note, B, 10.875%, 3/15/06 .............      United States          650,000          542,750
Cablevision SA, 144A, 13.75%, 5/01/09 .........................................      United States        3,000,000        2,820,000
Coast Hotels & Casinos Inc., senior sub. note, 144A, 9.50%, 4/01/09 ...........      United States        1,000,000          962,500
CSC Holdings Inc., senior sub. deb., 9.875%, 4/01/23 ..........................      United States        4,000,000        4,320,000
Eldorado Resorts LLC, senior sub. note, 10.50%, 8/15/06 .......................      United States          500,000          520,000
Hard Rock Hotel Inc., senior sub. note, B, 9.25%, 4/01/05 .....................      United States        1,000,000          947,500
Harvey's Casino Resorts, senior sub. note, 10.625%, 6/01/06 ...................      United States        2,200,000        2,288,000
Helicon Group, S.F., senior secured note, B, 11.00%, 11/01/03 .................      United States        7,300,000        7,665,000
Venetian Casino/Las Vegas Sands, mortgage note, 12.25%, 11/15/04 ..............      United States        1,000,000          985,000
                                                                                                                         -----------
                                                                                                                          21,050,750
                                                                                                                         -----------
ELECTRONIC TECHNOLOGY 1.1%
Anacomp Inc., senior sub. note, B, 10.875%, 4/01/04 ...........................      United States        6,000,000        6,330,000
Samsung Electronics America Inc., A, 9.75%, 5/01/03 ...........................      United States        4,000,000        4,100,000
                                                                                                                         -----------
                                                                                                                          10,430,000
                                                                                                                         -----------
ENERGY MINERALS 2.0%
Bellwether Exploration Co., senior sub. note, 10.875%, 4/01/07 ................      United States        3,000,000        2,880,000
Chesapeake Energy Corp., senior note, B, 7.875%, 3/15/04 ......................      United States          500,000          437,500
Conproca SA, S.F., senior secured note, 144A, 12.00%, 6/16/10 .................      Mexico               9,000,000        8,640,000
Denbury Management Inc., senior sub. note, 9.00%, 3/01/08 .....................      United States        4,000,000        3,540,000
Mesa Operating Co., senior sub. note, 10.625%, 7/01/06 ........................      United States        1,000,000        1,102,500
Plains Resources Inc., senior sub. note, B, 10.25%, 3/15/06 ...................      United States        1,000,000        1,015,000
R&B Falcon Corp., senior note, B, 6.50%, 4/15/03 ..............................      United States        2,000,000        1,725,000
                                                                                                                         -----------
                                                                                                                          19,340,000
                                                                                                                         -----------
FINANCE .3%
IBJ Preferred Capital Co. LLC, A, 8.79%, 12/29/49 .............................      United States        4,000,000        3,360,000
                                                                                                                         -----------

HEALTH TECHNOLOGY .6%
Dade International Inc., senior sub. note, B, 11.125%, 5/01/06 ................      United States        3,000,000        3,187,500
ICN Pharmaceuticals Inc., senior note, B, 9.25%, 8/15/05 ......................      United States        3,000,000        3,000,000
                                                                                                                         -----------
                                                                                                                           6,187,500
                                                                                                                         -----------
INDUSTRIAL SERVICES .2%
First Wave Marine Inc., senior note, 11.00%, 2/01/08 ..........................      United States        1,000,000          915,000
Great Lakes Dredge & Dock Corp., senior sub. note, 11.25%, 8/15/08 ............      United States        1,000,000        1,035,000
                                                                                                                         -----------
                                                                                                                           1,950,000
                                                                                                                         -----------
PROCESS INDUSTRIES 4.5%
Applied Extrusion Technology, senior note, B, 11.50%, 4/01/02 .................      United States        6,000,000        6,120,000
Asia Pulp & Paper Co. Ltd., 12.00%, 12/29/49 ..................................      Indonesia            6,000,000        3,900,000
Consoltex Group Inc., senior sub.note, B, 11.00%, 10/01/03 ....................      United States       10,000,000       10,150,000
Four M Corp., senior note, B, 12.00%, 6/01/06 .................................      United States        2,000,000        1,565,000


FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)

                                                                                                         PRINCIPAL
   INCOME SECURITIES FUND                                                                COUNTRY          AMOUNT*            VALUE
------------------------------------------------------------------------------------------------------------------------------------
   BONDS (CONT.)
   PROCESS INDUSTRIES (CONT.)
   Lyondell Chemical Co., secured, 144A, 9.625%, 5/01/07 .........................     United States      $  600,000     $   613,500
   Lyondell Chemical Co., 144A, 10.875%, 5/01/09 .................................     United States         600,000         619,500
   Packaging Resources Inc., senior note, 11.625%, 5/01/03 .......................     United States       3,000,000       3,090,000
   Printpack Inc., senior sub. note, B, 10.625%, 8/15/06 .........................     United States       4,000,000       3,740,000
   RBX Corp., senior sub. note, B, 11.25%, 10/15/05 ..............................     United States      10,000,000       3,800,000
   Riverwood International, senior sub. note, 10.875%, 4/01/08 ...................     United States       4,500,000       4,410,000
   Tjiwi Kimia Finance Mauritius, senior note, 10.00%, 8/01/04 ...................       Indonesia         6,670,000       4,835,750
   UCC Investors, senior note, 10.50%, 5/01/02 ...................................     United States         725,000         757,190
                                                                                                                         -----------
                                                                                                                          43,600,940
                                                                                                                         -----------
   PRODUCER MANUFACTURING 1.3%
   Collins & Aikman Products., senior sub. note, 11.50%, 4/15/06 .................     United States       4,000,000       4,060,000
   Nortek Inc., senior sub. note, 9.875%, 3/01/04 ................................     United States       2,000,000       2,015,000
   Outsourcing Services Group Inc., senior sub. note, 144A, 10.875%, 3/01/06 .....     United States       2,000,000       1,910,000
   Thermadyne Industries Inc., sub. note, 10.75%, 11/01/03 .......................     United States       2,696,000       2,736,440
   Trench Electric & Trench Inc., senior sub. deb., 10.25%, 12/15/07 .............        Canada           2,350,000       2,209,000
                                                                                                                         -----------
                                                                                                                          12,930,440
                                                                                                                         -----------
   TELECOMMUNICATIONS .9%
   Metrocall Inc., senior sub. note, 144A, 11.00%, 9/15/08 .......................     United States       3,000,000       2,355,000
   NEXTLINK Communications Inc., 144A, 10.75%, 6/01/09 ...........................     United States       4,000,000       4,100,000
   Paging Network Inc., senior sub. note, 10.125%, 8/01/07 .......................     United States       3,000,000       2,325,000
                                                                                                                         -----------
                                                                                                                           8,780,000
                                                                                                                         -----------
   UTILITIES .3%
   Midland Funding Corp. I, C-94, 10.33%, 7/23/02 ................................     United States       2,683,185       2,834,637
                                                                                                                         -----------
   TOTAL BONDS (COST $179,810,272) ...............................................                                       169,476,912
                                                                                                                         -----------
   CONVERTIBLE BONDS 5.3%
   ELECTRONIC TECHNOLOGY .8%
   Trans-Lux Corp., cvt. sub. note, 7.50%, 12/01/06 ..............................     United States       8,000,000       7,800,000
                                                                                                                         -----------

   ENERGY MINERALS 1.2%
   Kerr McGee Corp., cvt. sub. deb., 7.50%, 5/15/14 ..............................     United States       3,815,000       3,791,156
   Swift Energy Co., cvt. sub. note, 6.25%, 11/15/06 .............................     United States       5,500,000       4,310,625
   Key Energy Services Inc., cvt., 5.00%, 9/15/04 ................................     United States       4,000,000       2,500,000
   Parker Drilling Co., cvt. sub. note, 5.50%, 8/01/04 ...........................     United States       1,000,000         660,000
                                                                                                                         -----------
                                                                                                                          11,261,781
                                                                                                                         -----------
(b)HEALTH SERVICES .1%
   Continucare Corp., cvt. sub. note, 144A, 8.00%, 10/31/02 ......................     United States       9,500,000         475,000
                                                                                                                         -----------
   INDUSTRIAL SERVICES .3%
   Air & Water Technology Corp., cvt. sub. deb., 8.00%, 5/15/15 ..................     United States       3,700,000       3,205,125
                                                                                                                         -----------
   NON-ENERGY MINERALS .8%
   Ashanti Capital Ltd., cvt., 5.50%, 3/15/03 ....................................         Ghana           5,000,000       4,275,000
   Coeur D'Alene Mines Corp., cvt. senior sub. deb., 6.00%, 6/10/02 ..............     United Kingdom        100,000          61,000
   Coeur D'Alene Mines Corp., cvt. sub. deb., 6.375%, 1/31/04 ....................     United States       6,000,000       3,735,000
                                                                                                                         -----------
                                                                                                                           8,071,000
                                                                                                                         -----------
   PROCESS INDUSTRIES .2%
   APP Finance VI Mauritius Ltd., cvt., 11/18/12 .................................        Singapore       11,500,000       2,371,875
                                                                                                                         -----------
   PRODUCER MANUFACTURING .3%
   Exide Corp., cvt. senior sub. note, 144A, 2.90%, 12/15/05 .....................     United States       5,000,000       3,025,000
                                                                                                                         -----------
   REAL ESTATE 1.6%
   Macerich Co., cvt. sub. deb., 144A, 7.25%, 12/15/02 ...........................     United States       5,500,000       5,170,000
   Meristar Hospitality Corp., cvt. sub. note, 4.75%, 10/15/04 ...................     United States       6,500,000       4,980,625
   Trizec Hahn Corp., cvt. senior deb., 3.00%, 1/29/21 ...........................        Canada           7,000,000       4,821,250
                                                                                                                         -----------
                                                                                                                          14,971,875
                                                                                                                         -----------
   TOTAL CONVERTIBLE BONDS (COST $64,480,430) ....................................                                        51,181,656
                                                                                                                         -----------


FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)

                                                                                                       PRINCIPAL
INCOME SECURITIES FUND                                                               COUNTRY             AMOUNT*            VALUE
------------------------------------------------------------------------------------------------------------------------------------
ZERO COUPON/STEP-UP BONDS 2.4%
AMF Bowling Worldwide Inc., senior disc. note, B, zero cpn. to 3/15/01,
  12.25% thereafter, 3/15/06 .................................................      United States      $ 2,438,000      $  1,499,370
Charter Communications Holdings LLC, senior disc. note, 144A,
  zero cpn. to 4/01/04,9.92% thereafter, 4/01/11 .............................      United States        4,000,000         2,460,000
Level 3 Communications Inc., zero cpn. to 12/01/03,
  10.50% thereafter, 12/01/08 ................................................      United States        4,000,000         2,485,000
Mesa Operating Co., zero cpn. to 7/01/01, 11.625% thereafter, 7/01/06 ........      United States        1,300,000           991,250
Microcell Telecommunications, 144A, zero cpn. to 6/01/04,
  12.00% thereafter, 6/01/09 .................................................      United States        3,000,000         1,725,000
Nextel Communications Inc., senior disc. note, zero cpn. to 2/15/03,
  9.95% thereafter, 2/15/08 ..................................................      United States        8,500,000         5,886,250
Nextel International Inc., senior disc. note, zero cpn. to 4/15/03,
  12.125% thereafter, 4/15/08 ................................................      United States        5,000,000         2,462,500
Nextlink Communications Inc., 144A, zero cpn. to 6/01/04,
  12.25% thereafter, 6/01/09 .................................................      United States        4,000,000         2,330,000
Revlon Worldwide Corp., senior disc. note, B, 3/15/01 ........................      United States        4,200,000         2,877,000
Specialty Foods Corp., zero cpn. to 6/15/05,
  11.00% thereafter, 12/15/09 ................................................      United States          100,600             7,163
Spectrasite Holdings Inc., senior disc. note, 144A,
  zero cpn. to 4/15/04, 11.25% thereafter, 4/15/09 ...........................      United States        1,750,000         1,006,250
                                                                                                                        ------------
TOTAL ZERO COUPON/STEP-UP BONDS (COST $25,616,741) ...........................                                            23,729,783
                                                                                                                        ------------
U.S. GOVERNMENT SECURITIES 13.5%
U.S. Treasury Bond, 7.125%, 2/15/23 ..........................................      United States       20,000,000        22,100,000
U.S. Treasury Bond, 6.25%, 8/15/23 ...........................................      United States       86,000,000        86,107,500
U.S. Treasury Bond, 6.00%, 2/15/26 ...........................................      United States       13,000,000        12,646,569
U.S. Treasury Note, 6.125%, 11/15/27 .........................................      United States       10,000,000         9,909,380
                                                                                                                        ------------
TOTAL U.S. GOVERNMENT SECURITIES (COST $125,023,994) .........................                                           130,763,449
                                                                                                                        ------------
FOREIGN GOVERNMENT AND AGENCY SECURITIES 14.6%
ESCOM, E168, utility deb., 11.00%, 6/01/08 ...................................      South Africa        60,000,000ZAR      7,805,121
Republic of Argentina, L-GP FRN, 6.00%, 3/31/23 ..............................       Argentina          80,000,000        51,250,000
Republic of Brazil, 11.625%, 4/15/04 .........................................        Brazil             2,000,000         1,882,500
Republic of Brazil, A FRN, 6.063%, 1/01/01 ...................................        Brazil             4,920,000         4,707,825
Republic of Brazil, EI-L FRN, 5.875%, 4/15/06 ................................        Brazil            15,200,000        12,065,000
Republic of Brazil, FRN, 5.50%, 4/15/24 ......................................        Brazil            39,000,000        22,522,500
Republic of Korea, 8.875%, 4/15/08 ...........................................      South Korea         22,000,000        23,347,500
Republic of South Africa, 12.00%, 2/28/05 ....................................      South Africa        40,000,000ZAR      5,982,269
Republic of Turkey, 12.375%, 6/15/09 .........................................        Turkey             5,000,000         4,962,500
Russia Ministry of Finance, 11.75%, 6/10/03 ..................................        Russia             7,000,000         4,217,498
Russia Ministry of Finance, Reg S, 10.00%, 6/26/07 ...........................        Russia             6,000,000         3,022,499
                                                                                                                        ------------
TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES (COST $136,568,835) ...........                                           141,765,212
                                                                                                                        ------------
TOTAL INVESTMENTS (COST $936,081,323) 97.8% ..................................                                           950,315,008
OTHER ASSETS, LESS LIABILITIES 2.2% ..........................................                                            21,246,611
                                                                                                                        ------------
NET ASSETS 100.0% ............................................................                                          $971,561,619
                                                                                                                        ============



See glossary of current abbreviations on page 136.

 *  Securities traded in U.S. Dollars unless otherwise indicated.

(a) Non-income producing.

(b) See Note 7 regarding defaulted securities.


                       See notes to financial statements

Franklin Valuemark Funds
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)

                                                                                                 PRINCIPAL
 MONEY MARKET FUND                                                                                AMOUNT                VALUE
                                                                                               -------------         -------------
   BANK NOTES 2.8%
   Nations Bank N.A., Charlotte Branch, 4.94%, 10/18/99 ...............................        $   5,000,000         $   5,000,000
   Wachovia Bank N.A., North Carolina Branch, 4.92%, 8/26/99 ..........................            5,000,000             5,000,077
                                                                                                                     -------------
   TOTAL BANK NOTES (COST $10,000,077) ................................................                                 10,000,077
                                                                                                                     -------------
   CERTIFICATES OF DEPOSIT 17.2%
   ABN Amro Bank NV, Chicago Branch, 5.10%, 4/07/00 ...................................            5,000,000             4,998,887
   Bank of Montreal, Chicago Branch, 5.12%, 4/10/00 ...................................            5,000,000             4,999,757
   Bank of Nova Scotia, Portland Branch, 4.97%, 9/02/99 ...............................            5,000,000             5,000,086
   Banque Nationale de Paris, New York Branch, 4.92%, 8/04/99 .........................            5,000,000             5,000,000
   Bayerische Vereinsbank, New York Branch, 4.83%, 7/16/99 ............................            5,000,000             5,000,000
   Credit Agricole Indosuez, New York Branch, 4.90%, 10/12/99 .........................            5,000,000             5,000,000
   Credit Communal de Belgique, New York Branch, 5.01%, 9/03/99 .......................            5,000,000             5,000,176
   Deutsche Bank AG, New York Branch, 5.27% - 5.285%, 3/03/00 - 5/22/00 ...............           10,000,000             9,995,874
   Rabobank Nederland NV, New York Branch, 5.41%, 6/01/00 .............................            5,000,000             4,998,231
   Toronto Dominion Bank, New York Branch, 5.10%, 2/22/00 .............................            5,000,000             4,998,910
   UBS AG, New York Branch, 4.86%, 7/15/99 ............................................            5,000,000             5,000,000
                                                                                                                     -------------
   TOTAL CERTIFICATES OF DEPOSIT (COST $59,991,921) ...................................                                 59,991,921
                                                                                                                     -------------
(d)COMMERCIAL PAPER 65.7%
   Abbey National North America Corp., 4.81%, 7/22/99 .................................            5,000,000             4,985,971
   American Express Credit Corp., 4.79%, 7/01/99 ......................................            5,000,000             5,000,000
   Archer Daniels Midland Co., 4.83%, 8/16/99 - 8/18/99 ...............................           15,000,000            14,905,413
   Associates Corp. of North America, 4.96%, 8/19/99 - 8/23/99 ........................           10,000,000             9,929,733
   Bellsouth Telecommunications Inc., 4.76%, 7/08/99 ..................................            6,000,000             5,994,447
   BIL North America Inc., 4.805%, 7/23/99 ............................................            5,000,000             4,985,318
   Chevron U.K. Investment PLC, 4.82% - 4.85%, 9/01/99 - 9/10/99 ......................           10,000,000             9,910,706
   CIESCO LP, 4.80%, 7/12/99 - 7/14/99 ................................................           15,000,000            14,976,000
   CocaCola Co., 4.93%, 8/24/99 .......................................................            5,000,000             4,963,025
   Dupont de Nemours & Co., 4.85%, 8/12/99 - 8/13/99 ..................................           10,000,000             9,942,743
   General Electric Capital Corp., 4.74% - 4.84%, 7/19/99 - 11/22/99 ..................           15,000,000            14,878,815
   International Lease Finance Corp., 4.80% - 4.86%, 8/05/99 - 8/11/99 ................           15,000,000            14,924,742
   Merrill Lynch & Co. Inc., 4.80%, 7/29/99 - 8/03/99 .................................           15,000,000            14,938,000
   Morgan Stanley Dean Witter & Co., 4.93%, 8/25/99 ...................................            5,000,000             4,962,340
   National Rural Utilities Cooperative Finance Corp., 4.85% - 4.92%, 8/20/99 - 9/13/99           15,000,000            14,867,919
   Nestle Capital Corp., 4.71%, 7/02/99 - 7/07/99 .....................................           15,000,000            14,992,150
   Province of British Columbia, 4.77% - 4.78%, 8/09/99 - 10/18/99 ....................           10,000,000             9,901,799
   Salomon Smith Barney Holdings Inc., 4.80% - 5.09%, 7/30/99 - 8/31/99 ...............           15,000,000            14,895,126
   Schering Corp., 4.83% - 4.88%, 7/21/99 - 8/10/99 ...................................           15,000,000            14,946,056
   Societe Generale N.A. Inc., 4.88%, 8/17/99 .........................................            5,000,000             4,968,144
   Walt Disney Co., 4.74%, 7/26/99 - 7/28/99 ..........................................           15,000,000            14,948,650
   Westpac Capital Corp., 4.80%, 11/09/99 .............................................            5,000,000             4,912,667
                                                                                                                     -------------
   TOTAL COMMERCIAL PAPER (COST $229,729,764) .........................................                                229,729,764
                                                                                                                     -------------
   U.S. GOVERNMENT AGENCY SECURITIES 4.5%
   FHLMC, 4.76%, 8/27/99 ..............................................................           10,920,000            10,837,699
   FNMA, 4.60%, 7/09/99 ...............................................................            5,000,000             4,994,889
                                                                                                                     -------------
   TOTAL U.S. GOVERNMENT AGENCY SECURITIES (COST $15,832,588) .........................                                 15,832,588
                                                                                                                     -------------
   TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS (COST $315,554,350) .................                                315,554,350
                                                                                                                     -------------
(g)REPURCHASE AGREEMENTS 10.9%
   Chase Securities Inc., 4.50%, 7/01/99, (Maturity Value $19,107,388)
    Collateralized by U.S. Treasury Notes .............................................           19,105,000            19,105,000
   Goldman Sachs & Co., 4.65%, 7/01/99, (Maturity Value $19,107,468)
    Collateralized by U.S. Treasury Notes .............................................           19,105,000            19,105,000
   TOTAL REPURCHASE AGREEMENTS (COST $38,210,000) .....................................                                 38,210,000
                                                                                                                     -------------
   TOTAL INVESTMENTS (COST $353,764,350) 101.1% .......................................                                353,764,350
   OTHER ASSETS, LESS LIABILITIES (1.1%) ..............................................                                 (4,009,146)
                                                                                                                     -------------
   NET ASSETS 100.0% ..................................................................                              $ 349,755,204
                                                                                                                     =============

(d)Securities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the Fund.
(g)See Note 1(c) regarding repurchase agreements.

                       See notes to financial statements.


FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)

                                                                                        SHARES/
     MUTUAL DISCOVERY SECURITIES FUND                       COUNTRY                     WARRANTS              VALUE
     -----------------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND WARRANTS 82.2%

     AEROSPACE & MILITARY TECHNOLOGY .4%
     Lockheed Martin Corp. ...................            United States                  23,600            $   879,100
                                                                                                           -----------
                                                                                                               879,100
                                                                                                           -----------
    AUTOMOBILES 2.4%
     Consorcio G Grupo Dina SA de CV, L, ADR .                Mexico                    262,400                229,600
  (a)Daimlerchrysler AG ......................               Germany                      4,700                410,529
     Delphi Automotive Systems Corporation ...            United States                  84,458              1,567,752
     General Motors Corp. ....................            United States                  11,100                732,600
  (a)SPX Corp. ...............................            United States                     600                 50,100
     TRW Inc. ................................            United States                  35,200              1,931,600
                                                                                                           -----------
                                                                                                             4,922,181
                                                                                                           -----------
     BANKING 6.4%
  (a)Banca Nazionale del Lavoro SpA ..........                Italy                     546,500              1,723,417
     Bank One Corp. ..........................            United States                  18,500              1,101,906
  (a)BHF-Bank AG .............................               Germany                     21,700                738,476
     Chittenden Corp. ........................            United States                  81,641              2,551,281
     Christiania Bank OG Kreditkasse .........                Norway                    226,400                813,860
  (a)Credit Commercial de France CCF .........                France                      4,700                507,951
     First American Corp. Tennessee ..........            United States                  11,900                494,594
     First Union Corp. .......................            United States                  22,200              1,043,400
     Hibernia Corp., A .......................            United States                  28,000                439,250
     Merita AS ...............................               Finland                    264,200              1,501,229
     Paribas .................................                France                      5,300                594,112
     Societe Generale Paris ..................                France                      3,800                669,712
     UST Corp., Inc. .........................            United States                  32,859                993,985
                                                                                                           -----------
                                                                                                            13,173,173
                                                                                                           -----------
     BEVERAGES & TOBACCO 4.2%
     Allied Domecq PLC .......................            United Kingdom                 75,700                732,038
     Austria Tabak AG ........................              Austria                       4,200                244,715
  (a)Buenos Aires Embotelladora SA, B ........             Argentina                  8,947,351                447,412
  (a)Buenos Aires Embotelladora SA, B, ADR ...             Argentina                    137,409                  8,657
     Farmer Brothers Co. .....................            United States                   7,000              1,417,500
     Gallaher Group PLC ......................            United Kingdom                122,900                755,509
     Gallaher Group PLC, ADR .................            United Kingdom                  4,600                112,413
     Greenalls Group PLC .....................            United Kingdom                 84,690                475,232
     Kita Kyushu Coca-Cola Bottling Co. Ltd...                Japan                      35,400              2,012,161
     Mikuni Coca-Cola Bottling Co. ...........                Japan                      35,000                711,335
     Philip Morris Companies Inc. ............            United States                  34,800              1,398,525
     Swedish Match AB ........................                Sweden                    101,900                363,158
                                                                                                           -----------
                                                                                                             8,678,655
                                                                                                           -----------
     BROADCASTING & PUBLISHING 6.1%
  (a)Capstar Broadcasting Corp., A ...........            United States                  19,800                542,025
  (a)Chancellor Media Corp., A ...............            United States                  23,500              1,295,438
     Dow Jones & Co. Inc. ....................            United States                  31,500              1,671,469
  (a)MediaOne Group Inc. .....................            United States                  15,700              1,167,688
  (a)Modern Times Group AB ...................                Sweden                    115,300              2,502,100
     NV Holdingsmij de Telegraaf .............             Netherlands                  108,378              2,134,701
  (a)Publicis SA .............................                France                      3,400                718,779
     Scripps Co., A ..........................            United States                  10,100                480,381
     Seat Pagine Gialle SpA, di Risp .........                Italy                   1,422,100              1,212,092
     Washington Post Co., B ..................            United States                   1,300                699,075
                                                                                                           -----------
                                                                                                            12,423,748
                                                                                                           -----------
     BUSINESS & PUBLIC SERVICES 3.9%
     Corporate Services Group PLC, A .........            United Kingdom                699,419                937,086
     Hillenbrand Industries Inc. .............            United States                  27,600              1,193,700

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)

                                                                                              SHARES/
     MUTUAL DISCOVERY SECURITIES FUND                              COUNTRY                    WARRANTS              VALUE
     ----------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND WARRANTS (CONT.)
     BUSINESS & PUBLIC SERVICES (CONT.)
  (a)Republic Services Inc. .........................            United States                  9,900            $  245,025
     Sophus Berendsen AS, B .........................               Denmark                    72,918             1,966,920
  (a)Suez Lyonnaise des Eaux SA .....................                France                    20,379             3,675,746
                                                                                                                 ----------
                                                                                                                  8,018,477
                                                                                                                 ----------
     CHEMICALS 2.5%
     Arch Chemicals Inc. ............................            United States                 12,100               294,181
     Bayer AG, Br. ..................................               Germany                    21,700               902,955
  (a)Bush Boake Allen Inc. ..........................            United States                 62,000             1,813,500
     Chemfirst Inc. .................................            United States                 43,000             1,045,438
     Crompton & Knowles Corp. .......................            United States                 34,800               680,775
     Olin Corp. .....................................            United States                 29,900               394,306
     Witco Corp. ....................................            United States                  4,900                98,000
                                                                                                                 ----------
                                                                                                                  5,229,155
                                                                                                                 ----------
     CONSTRUCTION & HOUSING 1.5%
     Groupe GTM .....................................                France                     4,300               461,174
  (a)Grupo Ferrovial SA .............................                Spain                    105,300             2,551,872
                                                                                                                 ----------
                                                                                                                  3,013,046
                                                                                                                 ----------
  (a)DATA PROCESSING & REPRODUCTION .2%
     Cadence Design Systems Inc. ....................            United States                 18,200               232,050
     Tecnost Mael SpA ...............................                Italy                     99,300               245,255
                                                                                                                 ----------
                                                                                                                    477,305
                                                                                                                 ----------
     ELECTRICAL & ELECTRONICS 1.0%
     Honeywell Inc. .................................            United States                    800                92,700
  (a)Level One Communications Inc. ..................            United States                    400                19,575
     Racal Electronics PLC ..........................            United Kingdom               314,504             1,916,015
                                                                                                                 ----------
                                                                                                                  2,028,290
                                                                                                                 ----------
  (a)ELECTRONIC COMPONENTS & INSTRUMENTS .4%
     Amphenol Corp., A ..............................            United States                  9,632               382,872
     NBS Technologies Inc. ..........................               Canada                     42,200                36,044
     Quantum Corp. ..................................            United States                 16,200               390,825
                                                                                                                 ----------
                                                                                                                    809,741
                                                                                                                 ----------
     ENERGY EQUIPMENT & SERVICES 1.4%
     Baker Hughes Inc. ..............................            United States                 10,700               358,450
  (a)BJ Services Co. ................................            United States                 20,000               588,750
  (a)Cooper Cameron Corp. ...........................            United States                 29,200             1,082,225
     ISIS SA ........................................                France                     5,078               358,712
  (a)Weatherford International Inc. .................            United States                 13,900               509,088
                                                                                                                 ----------
                                                                                                                  2,897,225
                                                                                                                 ----------
     ENERGY SOURCES 1.8%
     Atlantic Richfield Co. .........................            United States                  5,700               476,306
  (a)Santa Fe Snyder Corp. ..........................            United States                 38,300               292,038
     Societe Elf Aquitaine SA .......................                France                    15,920             2,336,203
     Societe Elf Aquitaine SA, ADR ..................                France                     8,200               603,213
                                                                                                                 ----------
                                                                                                                  3,707,760
                                                                                                                 ----------
     FINANCIAL SERVICES 7.6%
     Bear Stearns Co. Inc. ..........................            United States                 18,840               880,770
  (a)CEI Citicorp Holdings SA, B ....................             Argentina                   171,700               497,980
     Cir Cie Industriali Riunite SpA Torino .........                Italy                    955,600             1,271,243
     Cir Cie Industriali Riunite SpA Torino, di Risp.                Italy                    132,400               144,456
     CIT Group Inc., A ..............................            United States                 33,900               978,863
     Greenpoint Financial Corp. .....................            United States                 62,564             2,052,882

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)

                                                                                                      SHARES/
   MUTUAL DISCOVERY SECURITIES FUND                                        COUNTRY                    WARRANTS              VALUE
------------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND WARRANTS (CONT.)
    FINANCIAL SERVICES (CONT.)
    Household International Inc. ............................          United States                  45,900            $ 2,174,513
 (c)Laser Mortgage Management Inc. ........................            United States                  81,700                280,844
    Lehman Brothers Holdings Inc. ...........................          United States                  22,500              1,400,625
 (a)Mercury European Privatization Trust PLC, wts., 7/31/04            United Kingdom                540,000                751,159
    Metris Cos. Inc. ......................................            United States                  25,800              1,051,350
 (a)MFN Financial Corp. ...................................            United States                  20,269                201,423
    Morgan Stanley, Dean Witter & Co. .....................            United States                   5,900                604,750
    Newcourt Credit Group Inc. ............................                Canada                      2,200                 28,787
    Newcourt Credit Group Inc., fgn. ......................                Canada                     56,900                736,144
    Pargesa Holdings SA, Br. ..............................             Switzerland                      972              1,475,569
    Pioneer Group Inc. ....................................            United States                  60,300              1,040,175
    Power Financial Corp. .................................                Canada                      4,500                 86,095
                                                                                                                         -----------
                                                                                                                          15,657,628
                                                                                                                         -----------
     FOOD & HOUSEHOLD PRODUCTS 2.2%
     Earthgrains Company ...................................            United States                  30,800                795,025
  (a)Fine Host Corp. .......................................            United States                  49,920                549,120
     Hillsdown Holdings PLC ................................            United Kingdom                518,900              1,185,973
     Interstate Bakeries Corp. .............................            United States                     600                 13,463
     Kikkoman Corp. ........................................                Japan                      71,500                605,482
     U.S. Industries Inc. ..................................            United States                  81,100              1,378,700
                                                                                                                         -----------
                                                                                                                           4,527,763
                                                                                                                         -----------
     HEALTH & PERSONAL CARE 2.5%
     McKesson HBOC Inc. ....................................            United States                  10,100                324,463
     Rhone-Poulenc SA ......................................                France                     92,200              4,213,037
     Sankyo Co. Ltd. .......................................                Japan                      15,800                398,133
     Ventas Inc. ...........................................            United States                  12,300                 66,113
                                                                                                                         -----------
                                                                                                                           5,001,746
                                                                                                                         -----------
     INDUSTRIAL COMPONENTS 2.2%
     DT Industries Inc. ....................................            United States                  68,500                629,344
  (a)Owens-Illinois Inc. ...................................            United States                  62,800              2,052,775
  (a)Thermo Electron Corp. .................................            United States                  86,900              1,743,431
                                                                                                                         -----------
                                                                                                                           4,425,550
                                                                                                                         -----------
     INSURANCE 3.4%
     Allmerica Financial Corp. .............................            United States                  18,900              1,149,356
     American Bankers Insurance Group Inc. .................            United States                   5,300                288,519
     Assurances Generales de France AGF ....................                France                     30,866              1,486,483
  (a)Companhia de Seguros Mundial Confianca SA .............               Portugal                     5,600                220,951
     Corporacion Mapfre PLC ................................                Spain                      38,200                778,024
     Horace Mann Educators Corp. ...........................            United States                  35,500                965,156
  (a)Old Republic International Corp. ......................            United States                   3,400                 58,863
     Provident Companies Inc. ..............................            United States                   6,100                244,000
     Radian Group Inc. .....................................            United States                  11,233                548,311
     Sampo Insurance Co. PLC, A ............................               Finland                     13,100                379,612
     Berkeley W R Corp. ....................................            United States                  35,600                890,000
                                                                                                                         -----------
                                                                                                                           7,009,275
                                                                                                                         -----------
     LEISURE & TOURISM 1.7%
     Pathe SA ..............................................                France                     18,600              2,232,691
  (a)Promus Hotel Corp. ....................................            United States                  42,500              1,317,500
                                                                                                                         -----------
                                                                                                                           3,550,191
                                                                                                                         -----------
     MACHINERY & ENGINEERING 6.2%
     Case Corp. ............................................            United States                   3,700                178,063
     FKI PLC ...............................................            United Kingdom                987,084              3,049,533
     IMI PLC ...............................................            United Kingdom                484,454              1,962,496

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)

                                                                                                    SHARES/
    MUTUAL DISCOVERY SECURITIES FUND                                    COUNTRY                     WARRANTS                VALUE
------------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND WARRANTS (CONT.)
    MACHINERY & ENGINEERING (CONT.)
    Invensys PLC .........................................            United Kingdom                 828,108            $  3,922,424
    Toyoda Automatic Loom Works Ltd. .....................                Japan                       25,000                 424,446
    TT Group PLC .........................................            United Kingdom                 708,948               1,503,003
    United Dominion Industries Ltd. ......................                Canada                      65,600               1,590,800
                                                                                                                        ------------
                                                                                                                          12,630,765
                                                                                                                        ------------
    MERCHANDISING 1.0%
 (a)Boyds Collection Ltd. ................................            United States                   30,800                 533,225
 (a)Federated Department Stores Inc. .....................            United States                   11,100                 587,606
    Rite Aid Corp. .......................................            United States                   35,545                 875,282
                                                                                                                        ------------
                                                                                                                           1,996,113
                                                                                                                        ------------
    MULTI-INDUSTRY 16.4%
 (a)Alleghany Corp. ......................................            United States                    2,360                 436,600
    Berkshire-Hathaway Inc., A ...........................            United States                       24               1,653,600
 (a)Brierley Investments Ltd. ............................             New Zealand                 4,767,154               1,338,840
    Compagnie Financiere Richemont AG, Br., A ............             Switzerland                     3,000               5,769,973
    Compagnie Generale D'Industrie et de Participation ...                France                      74,548               3,605,549
    Corporacion Financiera Alba SA .......................                Spain                       17,956               2,907,180
    Imasco Ltd. ..........................................                Canada                      42,900               1,163,738
    Investor AB, A .......................................                Sweden                     145,700               1,602,323
    Investor AB, B .......................................                Sweden                     417,776               4,668,163
    Invik & Co. AB, B ....................................                Sweden                      24,256               1,425,061
    Kansas City Southern Industries Inc. .................            United States                   25,900               1,652,744
    Kinnevik AB, B .......................................                Sweden                      79,587               1,497,756
    Lagardere SCA ........................................                France                      74,959               2,790,574
    Power Corp. of Canada ................................                Canada                      12,100                 233,153
    Saab AB, B ...........................................                Sweden                     155,600               1,207,904
    Trelleborg AB, B .....................................                Sweden                     193,641               1,708,195
                                                                                                                        ------------
                                                                                                                          33,661,353
                                                                                                                        ------------
     REAL ESTATE .8%
      Castellum AB ......................................                 Sweden                      65,600                 617,267
 (a,c)Security Capital European Realty ..................             United States                   11,745                 203,508
   (a)Security Capital US Realty ........................             United States                   39,200                 744,800
                                                                                                                        ------------
                                                                                                                           1,565,575
                                                                                                                        ------------
    TELECOMMUNICATIONS 2.3%
    BCE Inc. .............................................                Canada                      22,100               1,083,481
 (a)Superior Telecom Inc. ................................            United States                    9,400                 235,000
 (a)Telecom Italia SpA, di Risp ..........................                Italy                      178,800                 972,641
    Telephone & Data Systems Inc. ........................            United States                   24,800               1,811,950
    Telesp Participacoes SA ..............................                Brazil                   5,412,000                  70,379
    Vodafone Group PLC, ADR ..............................            United Kingdom                   2,320                 457,040
                                                                                                                        ------------
                                                                                                                           4,630,491
                                                                                                                        ------------
      TRANSPORTATION 2.2%
      ASG AB, B ..........................................                Sweden                      27,200                 847,801
      Florida East Coast Industries Inc. .................            United States                   25,900               1,146,075
 (a,c)Golden Ocean Group Ltd., wts., 8/31/01 .............            United States                      615                      --
      Railtrack Group PLC ................................            United Kingdom                 121,532               2,484,584
                                                                                                                        ------------
                                                                                                                           4,478,460
                                                                                                                        ------------
    UTILITIES ELECTRICAL & GAS 1.5%
 (a)Citizens Utilities Co., B ............................            United States                  176,812               1,967,034
    Veba AG ..............................................               Germany                      19,300               1,138,455
                                                                                                                        ------------
                                                                                                                           3,105,489
                                                                                                                        ------------
      TOTAL COMMON STOCKS AND WARRANTS (COST $155,960,063)                                                               168,498,255
                                                                                                                        ------------

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)


    MUTUAL DISCOVERY SECURITIES FUND                                        COUNTRY               SHARES            VALUE
----------------------------------------------------------------------------------------------------------------------------
    PREFERRED STOCKS .4%
    Tele Centro Sul Participacoes SA, ADR, pfd ...................            Brazil                 7,180        $  398,490
    Tele Norte Leste Participacoes SA, ADR, pfd ..................            Brazil                25,500           473,344
                                                                                                                  ----------
    TOTAL PREFERRED STOCKS (COST $669,506) .......................                                                   871,834
                                                                                                                  ----------

                                                                                                   PRINCIPAL
                                                                                                    AMOUNT*
                                                                                                --------------

    BONDS 1.9%
    Abraxas Petroleum Corp., Series D, 11.50%, 11/01/04 ..........        United States         $  170,000           107,100
    Aiken Cnty. S C Indl. Rev. Ref. Belott, 6.00%, 12/01/11 ......        United States             20,000            12,200
 (a)Consorcio G Grupo Dina SA de CV, cvt., 8.00%, 8/08/04 ........            Mexico             2,150,000         1,075,000
    Eurotunnel Finance Ltd., Equity Note, 12/31/03 ...............        United Kingdom           188,008 GBP       145,210
    Eurotunnel PLC:
      12/31/12, Tier 1 ...........................................        United Kingdom           198,414 GBP       256,454
      12/31/18, Tier 2 ...........................................        United Kingdom           456,578 GBP       532,562
      12/31/25, Tier 3 ...........................................        United Kingdom           158,000 GBP       161,880
      12/31/50, Resettable Advance R5 ............................        United Kingdom           202,650 GBP       135,756
      Stabilization Advance S8 Tier 1 ............................        United Kingdom            34,346 GBP        12,993
      Stabilization Advance S8 Tier 2 ............................        United Kingdom            26,670 GBP         8,408
(a,c)Golden Ocean Group Ltd., 10.00%, 8/31/01 ....................        United States            570,000            62,700
    Eurotunnel SA:
      5.28%, 7/07/02, Tier 2 (Pibor) .............................            France                18,558 EUR        14,162
      12/31/18, Tier 2 (Libor) ...................................            France               103,401 EUR        78,374
      Stabilization Advance S8 Tier 1 ............................            France                 4,573 EUR         1,132
      Stabilization Advance S8 Tier 2 ............................            France                 3,519 EUR           726
    Hvide Marine Inc., 8.375%, 2/15/08 ...........................        United States             70,000            33,950
    MFN Financial Corp.:
      Series A, 10.00%, 4/23/01 ..................................        United States             83,342            78,758
      Series B, 10.00%, 4/23/01 ..................................        United States            143,342           135,458
    Port Seattle Wash. Rev. Ref-Beloit Proj., 6.00%, 12/01/17 ....        United States             10,000             6,100
    Security Capital US Realty, cvt., 144A, 2.00%, 5/22/03 .......        United States            380,000           292,363
    Southwest Royalties Inc., B, 10.50%, 10/15/04 ................        United States            675,000           327,375
    TFM SA de CV:
      10.25%, 6/15/07 ............................................            Mexico               250,000           221,875
      0/11.75%., 6/15/09 .........................................            Mexico               450,000           272,250
                                                                                                                  ----------
    TOTAL BONDS (COST $4,439,859) ................................                                                 3,972,786
                                                                                                                  ----------
 (a)BONDS & NOTES IN REORGANIZATION 1.7%
    Altos Hornos de Mexico SA:
      5.50%, 12/15/01 ............................................            Mexico                10,000             4,000
      Series A, 11.375%, 4/30/02 .................................            Mexico                40,000            18,000
      Series B, 11.875%, 4/15/04 .................................            Mexico                25,000            11,250
    Brunos Inc., Bank Claim:
      Revolver Commitment ........................................        United States            107,300            61,698
      Tranche A ..................................................        United States            180,100            97,254
      Tranche B ..................................................        United States             85,000            45,900
    Buenos Aires Embotelladore SA:
      Series A, 8/03/05 ..........................................          Argentina               116000            66,120
      Series B, 12.00%, 8/03/05 ..................................          Argentina                17000            14,450
      144A, 12.00%, 9/01/05 ......................................          Argentina               273000           221,130
    Crown Leasing, Bank Claim ....................................            Japan             41,502,615 JPY        54,433
    Dow Corning Corp., 9.375%, 2/20/99 ...........................        United States            300,000           384,750
    Harnischfeger Industries Inc.:
      8.90%, 3/01/22 .............................................        United States            120,000            73,200
      8.70%, 6/15/22 .............................................        United States             57,000            34,770
      6.875%, 2/15/27 ............................................        United States            144,000            87,840
    Koninklijke Nederlandse Vliegtuigenfabriek Fokker, Trade Claim         Netherlands             431,091 EUR       355,649

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)(CONT.)

                                                                                                 PRINCIPAL
    MUTUAL DISCOVERY SECURITIES FUND                                        COUNTRY               AMOUNT*             VALUE
---------------------------------------------------------------------------------------------------------------------------------
 (a)BONDS & NOTES IN REORGANIZATION (CONT.)
    Loewen Group Inc.:
      Bank Claim, Revolver Commitment ...........................        United States         $      73,749        $      46,093
      144A, 6.70%, 10/01/99 .....................................            Canada                  160,000               96,800
      Series 3, 7.50%, 4/15/01 ..................................            Canada                   15,000                9,450
      Series 5, 6.10%, 10/02/02 .................................            Canada                  140,000 CAD           57,875
      Series 2, 8.25%, 4/15/03 ..................................            Canada                   55,000               34,375
      Series 6, 7.20%, 6/01/03 ..................................            Canada                  623,000              398,720
      Series 4, 8.25%, 10/15/03 .................................            Canada                  360,000              225,000
      Series 7, 7.60%, 6/01/08 ..................................            Canada                  445,000              282,575
    Nippon Credit Bank Ltd., Bank Claim .........................            Japan                21,126,309 JPY           27,889
    Nippon Total Finance, Bank Claim ............................            Japan                21,418,136 JPY           10,526
    Tribasa Toll Road Trust I, 10.50%, 12/01/11 .................            Mexico                  183,987               95,673
    Vencor Inc., 9.875%, 5/01/05 ................................        United States               675,000              205,875
    Vencor Inc., Bank Claim:
      Commitment Revolver .......................................        United States                31,650               26,903
      Term Loan A ...............................................        United States                23,480               19,782
      Term Loan B ...............................................        United States               177,735              146,632
    Ventas Inc., Bank Claim:
      Commitment Revolver, Tranche B ............................        United States                10,817                8,870
      Tranche A .................................................        United States                32,000               29,760
      Tranche C .................................................        United States                31,300               29,422
      Tranche D .................................................        United States                78,077               72,612
                                                                                                                    -------------
    TOTAL BONDS & NOTES IN REORGANIZATION (COST $3,437,004) .....                                                       3,355,276
                                                                                                                    -------------
    TOTAL LONG TERM INVESTMENTS (COST $164,506,432) .............                                                     176,698,151
                                                                                                                    -------------
 (d)SHORT TERM INVESTMENTS 5.7%
    Fannie Mae, 5.14%, 12/08/99 .................................        United States             2,000,000            1,956,534
    Federal Home Loan Bank, 5.10%, 11/05/99 .....................        United States             2,000,000            1,965,640
    Federal Home Loan Mortgage Corp., 4.68% to 4.77% with
      maturities to 10/18/99 ....................................        United States             7,835,000            7,758,728
                                                                                                                    -------------
    TOTAL SHORT TERM INVESTMENTS (COST $11,677,438) .............                                                      11,680,902
                                                                                                                    -------------
    TOTAL INVESTMENTS (COST $176,183,870) 91.9% .................                                                     188,379,053
    SECURITIES SOLD SHORT (.8%) .................................                                                      (1,675,073)
    NET EQUITY IN FORWARD CONTRACTS 2.4% ........................                                                       4,914,282
    OTHER ASSETS, LESS LIABILITIES 6.5% .........................                                                      13,305,094
                                                                                                                    -------------
    TOTAL NET ASSETS 100.0% .....................................                                                   $ 204,923,356
                                                                                                                    =============
(a,i)SECURITIES SOLD SHORT

  ISSUER                                                                    COUNTRY                   SHARES             VALUE
  -------------------------------------------------------------------------------------------------------------------------------
    Allied Signal Inc. ..........................................        United States                 1,400        $      88,200
    BP Amoco PLC, ADR ...........................................        United Kingdom                1,900              206,150
    DST Systems Inc. ............................................        United States                 5,700              358,387
    Intel Corp. .................................................        United States                   400               23,800
    Nortel Networks Corp. .......................................            Canada                    8,800              757,636
    Unum Corp. ..................................................        United States                 4,400              240,900
                                                                                                                    -------------
    TOTAL SECURITIES SOLD SHORT (PROCEEDS $1,429,493) ...........                                                   $   1,675,073
                                                                                                                    =============


(a,j)CONTRACTS FOR DIFFERENCES                                                                       VALUE AT           UNREALIZED
  SECURITY                                               COUNTRY                   SHARES            6/30/99            GAIN/LOSS
  --------------------------------------------------------------------------------------------------------------------------------
  BP Amoco PLC, cfd. 10.3574 .............            United Kingdom               6,400             $114,801            $(10,316)
  BP Amoco PLC, cfd. 10.9450 .............            United Kingdom               2,500               44,844              (1,714)
  BP Amoco PLC, cfd. 11.2992 .............            United Kingdom               4,800               86,101                (611)
  Vodafone Group PLC, cfd. 11.2893 .......            United Kingdom              14,000              275,401             (26,276)
  Vodafone Group PLC, cfd. 12.2720 .......            United Kingdom               9,200              180,978              (3,016)
                                                                                                     --------            --------
  TOTAL CONTRACT FOR DIFFERENCES .........                                                           $702,125            $(41,933)
                                                                                                     ========            ========

See glossary of currency abbreviations on page 136.

*Securities traded in U.S. dollars unless otherwise indicated.
(a)Non-income producing.
(c)See Note 8 regarding restricted securities.
(d)Securities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the Fund.
(i)See Note 1(g) regarding securities sold short.
(j)See Note 1(e) regarding contracts for differences.

                       See notes to financial statements.


FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)

                                                                                    SHARES/
      MUTUAL SHARES SECURITIES FUND                        COUNTRY                 WARRANTS             VALUE
----------------------------------------------------------------------------------------------------------------
      COMMON STOCKS AND WARRANTS 78.2%
      AEROSPACE & MILITARY TECHNOLOGY 3.1%
   (a)Coltec Industries Inc. ...................        United States               168,800          $ 3,660,850
   (a)Hexcel Corp. .............................        United States                42,000              425,250
      Lockheed Martin Corp. ....................        United States               223,300            8,317,925
      Northrop Grumman Corp. ...................        United States                48,000            3,183,000
                                                                                                     -----------
                                                                                                      15,587,025
                                                                                                     -----------
      APPLIANCES & HOUSEHOLD DURABLES .6%
      Premark International Inc. ...............        United States                79,500            2,981,250
                                                                                                     -----------
      AUTOMOBILES 4.5%
      Borg-Warner Automotive Inc. ..............        United States                50,000            2,750,000
   (a)Consorcio G Grupo Dina SA de CV, L, ADR ..            Mexico                  635,600              556,150
      Delphi Automotive Systems Corp. ..........        United States               254,557            4,725,214
   (a)General Motors Corp. .....................        United States                86,900            5,735,400
      Lear Corp. ...............................        United States                95,500            4,751,125
      TRW Inc. .................................        United States                70,400            3,863,200
                                                                                                     -----------
                                                                                                      22,381,089
                                                                                                     -----------
      BANKING 6.9%
      Bank One Corp. ...........................        United States               216,600           12,901,238
      Banknorth Group Inc. .....................        United States                 8,900              293,700
      Chase Manhattan Corp. ....................        United States                75,600            6,548,850
      First American Corp. Tennessee ...........        United States                30,900            1,284,281
      First Union Corp. ........................        United States               211,882            9,958,454
      Peoples Heritage Financial Group Inc. ....        United States                40,800              767,550
      U.S. Bancorp .............................        United States                74,600            2,536,400
      Western Bancorp ..........................        United States                 4,200              182,700
                                                                                                     -----------
                                                                                                      34,473,173
                                                                                                     -----------
      BEVERAGES & TOBACCO 3.2%
      Allied Domecq PLC ........................        United Kingdom              118,400            1,144,958
      Gallaher Group PLC .......................        United Kingdom              293,500            1,804,246
      Gallaher Group PLC, ADR ..................        United Kingdom               14,300              349,456
      Nabisco Group Holdings Corp. .............        United States                74,600            1,459,363
      Philip Morris Companies Inc. .............        United States               164,500            6,610,844
      UST Inc. .................................        United States               149,500            4,372,875
                                                                                                     -----------
                                                                                                      15,741,742
                                                                                                     -----------
      BROADCASTING & PUBLISHING 6.9%
   (a)AT&T Corp. - Liberty Media Group, A ......        United States                78,648            2,890,314
      Central Newspapers Inc., A ...............        United States               115,900            4,360,738
      Dow Jones & Co. Inc. .....................        United States                67,800            3,597,638
      Media General Inc., A ....................        United States                53,900            2,748,900
   (a)MediaOne Group Inc. ......................        United States               108,900            8,099,438
      Meredith Corp. ...........................        United States                41,100            1,423,088
      Scripps Co., A ...........................        United States               121,400            5,774,088
      Washington Post Co., B ...................        United States                10,100            5,431,275
                                                                                                     -----------
                                                                                                      34,325,479
                                                                                                     -----------
      BUILDING MATERIALS & COMPONENTS .9%
   (a)American Standard Companies Inc. .........        United States                78,800            3,782,400
      Armstrong World Industries Inc. ..........        United States                15,100              872,969
                                                                                                     -----------
                                                                                                       4,655,369
                                                                                                     -----------
      BUSINESS & PUBLIC SERVICES 1.5%
      Hillenbrand Industries Inc. ..............        United States                12,400              536,300
   (a)Republic Services Inc. ...................        United States                24,700              611,325
      Suez Lyonnaise des Eaux SA ...............            France                   34,849            6,285,542
                                                                                                     -----------
                                                                                                       7,433,167
                                                                                                     -----------

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)(CONT.)

                                                                                   SHARES/
     MUTUAL SHARES SECURITIES FUND                       COUNTRY                  WARRANTS            VALUE
----------------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND WARRANTS (CONT.)
     CHEMICALS 1.3%
     Arch Chemicals Inc. ...................          United States                54,500          $ 1,325,031
     Crompton & Knowles Corp. ..............          United States                84,200            1,647,163
  (a)Cytec Industries Inc. .................          United States                48,700            1,552,313
     Olin Corp. ............................          United States               104,900            1,383,369
  (a)W.R. Grace & Co. ......................          United States                19,700              361,988
     Witco Corp. ...........................          United States                12,300              246,000
                                                                                                   -----------
                                                                                                     6,515,864
                                                                                                   -----------
  (a)DATA PROCESSING & REPRODUCTION .1%
     Cadence Design Systems Inc. ...........          United States                43,600              577,575
                                                                                                   -----------
     ELECTRICAL & ELECTRONICS .1%
     Honeywell Inc. ........................          United States                 1,700              196,988
  (a)Level One Communications Inc. .........          United States                 4,000              195,750
                                                                                                   -----------
                                                                                                       392,738
                                                                                                   -----------
  (a)ELECTRONIC COMPONENTS & INSTRUMENTS .2%
     Quantum Corp. .........................          United States                44,300            1,068,738
                                                                                                   -----------
     ENERGY EQUIPMENT & SERVICES 1.1%
     Baker Hughes Inc. .....................          United States                30,000            1,005,000
  (a)Cooper Cameron Corp. ..................          United States                68,900            2,553,606
  (a)Weatherford International Inc. ........          United States                48,750            1,785,469
                                                                                                   -----------
                                                                                                     5,344,075
                                                                                                   -----------
     ENERGY SOURCES 1.9%
     Atlantic Richfield Co. ................          United States                11,800              986,038
     Shell Transport & Trading Co. PLC .....          United Kingdom              521,300            3,905,107
     Societe Elf Aquitaine SA ..............              France                   29,650            4,351,031
                                                                                                   -----------
                                                                                                     9,242,176
                                                                                                   -----------
     FINANCIAL SERVICES 9.1%
     Bear Stearns Co. Inc. .................          United States               124,775            5,833,231
     CIT Group Inc., A .....................          United States               119,300            3,444,788
     Finova Group Inc. .....................          United States                26,500            1,394,563
     Greenpoint Financial Corp. ............          United States               150,230            4,929,422
     Household International Inc. ..........          United States               133,730            6,335,459
  (c)Laser Mortgage Management Inc. ........          United States               186,700              641,781
     Lehman Brothers Holdings Inc. .........          United States                94,000            5,851,500
  (a)MFN Financial Corp. ...................          United States                39,765              395,167
     Morgan Stanley, Dean Witter & Co. .....          United States                28,400            2,911,000
     Newcourt Credit Group Inc. ............              Canada                    1,900               24,862
     Newcourt Credit Group Inc., fgn .......              Canada                  104,000            1,345,500
     Power Financial Corp. .................              Canada                   10,700              204,715
     The PMI Group Inc. ....................          United States                56,900            3,574,031
     United Asset Management Corp. .........          United States               362,000            8,235,500
                                                                                                   -----------
                                                                                                    45,121,519
                                                                                                   -----------
     FOOD & HOUSEHOLD PRODUCTS 1.8%
  (a)Fine Host Corp. .......................          United States               139,062            1,529,682
     U.S. Industries Inc. ..................          United States               248,300            4,221,100
     Van Melle NV ..........................           Netherlands                 45,490            2,920,236
                                                                                                   -----------
                                                                                                     8,671,018
                                                                                                   -----------
     FOREST PRODUCTS & PAPER 1.4%
     Rayonier Inc. .........................          United States               107,400            5,349,863
     St. Joe Co. ...........................          United States                55,400            1,495,800
                                                                                                   -----------
                                                                                                     6,845,663
                                                                                                   -----------

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)(CONT.)

                                                                                             SHARES/
       MUTUAL DISCOVERY SECURITIES FUND                            COUNTRY                  WARRANTS             VALUE
-------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND WARRANTS (CONT.)
    HEALTH & PERSONAL CARE 4.1%
   (a)Beverly Enterprises Inc. ........................          United States               166,400          $ 1,341,600
   (a)Foundation Health Systems, A ....................          United States               142,170            2,132,550
   (a)Healthsouth Corp. ...............................          United States               181,800            2,715,638
      McKesson HBOC Inc. ..............................          United States                47,800            1,535,575
   (a)Pacificare Health Systems Inc. ..................          United States                48,700            3,503,356
      Rhone-Poulenc SA ................................              France                  112,800            5,154,345
      Sankyo Co. Ltd. .................................              Japan                    11,600              292,300
   (a)Tenet Healthcare Corp. ..........................          United States               198,100            3,677,231
      Ventas Inc. .....................................          United States                31,800              170,925
                                                                                                              -----------
                                                                                                               20,523,520
                                                                                                              -----------
   (a)INDUSTRIAL COMPONENTS 1.9%
      Owens-Illinois Inc. .............................          United States               206,600            6,753,238
      Thermo Electron Corp. ...........................          United States               132,600            2,660,288
                                                                                                              -----------
                                                                                                                9,413,526
                                                                                                              -----------
      INSURANCE 1.6%
      Allmerica Financial Corp. .......................          United States                49,900            3,034,544
      American Bankers Insurance Group Inc. ...........          United States                10,300              560,706
   (a)Old Republic International Corp. ................          United States                11,700              202,556
      Provident Companies Inc. ........................          United States                11,800              472,000
      Sampo Insurance Co. PLC., A .....................             Finland                    6,800              197,051
      Torchmark Corp. .................................          United States                36,400            1,242,150
      White Mountain Insurance Group Inc. .............          United States                15,600            2,199,600
                                                                                                              -----------
                                                                                                                7,908,607
                                                                                                              -----------
      LEISURE & TOURISM 3.3%
   (a)Park Place Entertainment Corp. ..................          United States               301,000            2,915,938
      Pathe SA ........................................              France                   28,500            3,421,058
   (a)Promus Hotel Corp. ..............................          United States               171,200            5,307,200
      Starwood Hotels & Resorts Worldwide Inc. ........          United States               157,000            4,798,313
                                                                                                              -----------
                                                                                                               16,442,509
                                                                                                              -----------
      MACHINERY & ENGINEERING 1.2%
      Case Corp. ......................................          United States                 8,200              394,625
      Invensys PLC ....................................          United Kingdom            1,206,152            5,713,071
                                                                                                              -----------
                                                                                                                6,107,696
                                                                                                              -----------
      MERCHANDISING 3.9%
   (a)Barney's Inc. ...................................          United States                45,635              410,715
   (a)Barney's Inc., wts., 5/15/00 ....................          United States                11,018               26,994
   (a)Federated Department Stores Inc. ................          United States                88,700            4,695,556
      JC Penney Co. Inc. ..............................          United States               100,900            4,899,956
   (a)Payless Shoesource Inc. .........................          United States                51,100            2,733,850
      Rite Aid Corp. ..................................          United States               170,600            4,201,025
   (a)Toys R Us Inc. ..................................          United States               122,070            2,525,323
                                                                                                              -----------
                                                                                                               19,493,419
                                                                                                              -----------
      METALS & MINING .4%
      Allegheny Teledyne Inc. .........................          United States                95,680            2,164,760
                                                                                                              -----------
      Multi-Industry 8.3%
   (a)Alleghany Corp. .................................          United States                15,558            2,878,230
   (a)Berkshire Hathaway Inc. .........................          United States                    22               49,280
   (a)Berkshire-Hathaway Inc., A ......................          United States                    57            3,927,300
      Compagnie Financiere Richemont AG, Br., A .......           Switzerland                  2,390            4,596,745
      Compagnie Generale D'Industrie et de Participation             France                   57,210            2,766,989
      Corporacion Financiera Alba SA ..................              Spain                    19,000            3,076,209
      Investor AB, A ..................................              Sweden                  658,360            7,240,256



FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)


                                                                                                SHARES/
    MUTUAL SHARES SECURITIES FUND                                      COUNTRY                 WARRANTS            VALUE
---------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND WARRANTS (CONT.)

    MULTI-INDUSTRY (CONT.)
    Investor AB, B .........................................             Sweden                  652,800         $  7,294,284
    Kansas City Southern Industries Inc. ...................         United States                38,900            2,482,306
    Kinnevik AB, B .........................................             Sweden                   10,200              191,955
    Lagardere SCA ..........................................             France                   95,862            3,568,751
    Ogden Corp. ............................................         United States                88,500            2,383,969
    Power Corp. of Canada ..................................             Canada                   29,400              566,505
                                                                                                                   ----------
                                                                                                                   41,022,779
                                                                                                                   ----------

(a) REAL ESTATE .4%
    Alexander's Inc. .......................................         United States                 8,000              591,000
    Cadillac Fairview Corp. ................................             Canada                   62,000            1,175,606
(c) Security Capital European Realty .......................         United States                23,055              399,479
                                                                                                                   ----------
                                                                                                                    2,166,085
                                                                                                                   ----------

    TELECOMMUNICATIONS 4.5%
    BCE Inc. ...............................................             Canada                   45,750            2,242,954
    General Motors Corp., H ................................         United States                25,500            1,434,375
(a) Telecom Italia SpA, di Risp ............................             Italy                   486,200            2,644,844
    Telephone & Data Systems Inc. ..........................         United States               142,900           10,440,631
(a) United States Cellular Corp. ...........................         United States                85,100            4,552,850
    Vodafone Airtouch PLC, ADR .............................         United Kingdom                5,050              994,850
                                                                                                                   ----------
                                                                                                                   22,310,504
                                                                                                                   ----------

    TEXTILES & APPAREL .6%
    Liz Claiborne Inc. .....................................         United States                77,300            2,821,450
    Transportation 2.3%
    Burlington Northern Santa Fe Corp. .....................         United States                53,200            1,649,200
    Florida East Coast Industries Inc. .....................         United States               114,500            5,066,625
(a,c) Golden Ocean Group Ltd., wts., 8/31/01 ...............         United States                 1,120                   --
    Railtrack Group PLC ....................................         United Kingdom              239,552            4,897,370
                                                                                                                 ----------
                                                                                                                 11,613,195
                                                                                                                 ----------

    UTILITIES ELECTRICAL & GAS 1.1%
(a) MidAmerican Energy Holding Co. .........................         United States                91,700            3,175,113
    Veba AG ................................................            Germany                   38,100            2,247,417
                                                                                                                    5,422,530
    TOTAL COMMON STOCKS AND WARRANTS (COST $335,816,480) ...                                                      388,768,240
    PREFERRED STOCKS .6%
    Embratel Participacoes SA, ADR, pfd ....................             Brazil                   36,350              504,345
    Tele Centro Sul Participacoes SA, ADR, pfd .............             Brazil                   17,570              975,135
    Tele Norte Leste Participacoes SA, ADR, pfd ............             Brazil                   81,650            1,515,628
                                                                                                                   ----------
    TOTAL PREFERRED STOCKS (COST $2,607,608) ...............                                                        2,995,108
                                                                                                                   ----------


                                                                                             PRINCIPAL
                                                                                              AMOUNT*
                                                                                              -------
    BONDS 2.7%
    Abraxas Petroleum Corp., 11.50%, 11/01/04 ................         United States            $  415,000              261,450
    Aiken Cnty S C Indl. Rev. Ref. Belott, 6.00%, 12/01/11 ...         United States                45,000               27,450
    Consorcio G Grupo Dina SA de CV, cvt., 8.00%, 8/08/04 ....             Mexico                4,250,000            2,125,000
    Eurotunnel Finance Ltd., Equity Note, 12/31/03 ...........         United Kingdom              481,406              371,818
    Eurotunnel PLC:
      12/31/12, Tier 1 .......................................         United Kingdom              406,877 GBP           525,896
      12/31/18, Tier 2 .......................................         United Kingdom            1,051,800 GBP         1,226,840
      12/31/25, Tier 3 .......................................         United Kingdom              281,758 GBP           288,677
      12/31/50, Resettable Advance R5 ........................         United Kingdom              408,583 GBP           273,711
      4/30/40, ptc loan note .................................         United Kingdom              220,000 GBP           149,113
      Stabilization Advance S8 Tier 1 ........................         United Kingdom               70,043 GBP            26,497
      Stabilization Advance S8 Tier 2 ........................         United Kingdom               54,215 GBP            17,091


FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)


                                                                                              PRINCIPAL
  MUTUAL SHARES SECURITIES FUND                                      COUNTRY                    AMOUNT*           VALUE
---------------------------------------------------------------------------------------------------------------------------
    BONDS (CONT.)
    Eurotunnel SA:
        5.28%, 7/07/02, Tier 1 .............................           France                 $ 46,223 EUR      $    38,610
        5.28%, 7/07/02, Tier 2 .............................           France                  133,474 EUR          101,857
        5.28%, 7/07/02, Tier 3 .............................           France                  166,595 EUR          109,952
        12/31/12, Tier 1 (Libor) ...........................           France                  155,834 EUR          130,170
        12/31/18, Tier 2 (Libor) ...........................           France                  471,681 EUR          357,519
        12/31/25, Tier 3 (Libor) ...........................           France                  367,578 EUR          242,601
        12/31/50, Resettable Advance R4 ....................           France                  392,330 EUR          167,904
    Eurotunnel Stabilization Facility
        Stabilization Advance Tier 1 .......................           France                   24,850 EUR            6,150
        Stabilization Advance Tier 1 .......................           France                   11,279 EUR            2,792
        Stabilization Advance Tier 2 .......................           France                   29,666 EUR            6,119
        Golden Books Publishing, 7.65%, 9/15/02 ............       United States               190,000               75,050
(a,c) Golden Ocean Group Ltd., 10.00%, 8/31/01 ...........         United States             1,050,000              115,500
    Hechinger Co., 6.95%, 10/15/03 .........................       United States             1,702,000              178,710
    HIH Capital Ltd., cvt., 7.50%, 9/25/06 .................       United Kingdom            1,235,000              845,975
    Hvide Marine Inc., 8.375%, 2/15/08 .....................       United States               170,000               82,450
    Kelley Oil & Gas Corp.
        144A, 14.00%, 4/15/03 ..............................       United States               190,000              195,700
        10.375%, 10/15/06 ..................................       United States                95,000               54,625
        Series D, 10.375%, 10/15/06 ........................       United States               120,000               69,000
    MFN Financial Corp.;
        Series A, 10.00%, 4/23/01 ..........................       United States               158,828              150,092
        Series B, 10.00%, 4/23/01 ..........................       United States               278,828              263,492
    Port Seattle Wash. Rev. Ref-Beloit Proj., 6.00%, 12/01/17      United States                20,000               12,200
(c) Roil Limited, 12.779%, 12/05/02 ......................         Cayman Islands            2,328,000              814,800
    Security Capital US Realty, cvt., 144A, 2.00%, 5/22/03         United States             2,208,000            1,698,780
    Southwest Royalties Inc., B, 10.50%, 10/15/04 ........         United States             1,475,000              715,375
    Specialty Foods Corp.:
        11.00%, 8/15/09 ..................................         United States               111,297                   11
        13.25%, 8/15/09 ..................................         United States             1,180,000              920,400
    TFM SA de CV:
        10.25%, 6/15/07 ..................................             Mexico                  250,000              221,875
        0/11.75%, 6/15/09 ................................             Mexico                  885,000              535,425
                                                                                                                -----------
    TOTAL BONDS (COST $16,965,502) .......................                                                       13,406,677
                                                                                                                -----------
(a) BONDS & NOTES IN REORGANIZATION 2.9%
    Altos Hornos de Mexico SA:
        5.50%, 12/15/01 ..................................             Mexico                   20,000                8,000
        Series A, 11.375%, 4/30/02 .......................             Mexico                   95,000               42,750
        Series B, 11.875%, 4/15/04 .......................             Mexico                   60,000               27,000
    APS Inc., bank claim .................................         United States               242,324              104,199
    Brunos Inc., Bank Claim:
        Revolver Commitment ..............................         United States               201,200              115,690
        Tranche A ........................................         United States               360,300              194,562
        Tranche B ........................................         United States               292,000              157,680
    Crown Leasing, Bank Claim ............................             Japan                87,565,976JPY           114,847
    Decision One, Bank Claim:
        Revolver Commitment ..............................         United States               266,219              116,471
        Tranche A ........................................         United States               477,294              208,816
        Tranche B ........................................         United States               139,690               61,114
    Dictaphone Corporation, Bank Claim
        Revolver Commitment ..............................         United States               305,800              266,046
        Tranche C Term Loan ..............................         United States               116,000              102,080
    Dow Corning Corp.:
    Bank Debt #1 .........................................         United States               100,000              128,250
    9.375%, 2/20/99 ......................................         United States               550,000              705,375
    Harnischfeger Industries Inc.
        8.90%, 3/01/22 ...................................         United States               290,000              176,900
        8.70%, 6/15/22 ...................................         United States               145,000               88,450
        6.875%, 2/15/27 ..................................         United States               353,000              215,330


FRANKLIN VALUEMARK FUNDS
Statement of Investments, June 30, 1999 (unaudited) (cont.)


                                                                                              PRINCIPAL
    MUTUAL SHARES SECURITIES FUND                                     COUNTRY                  AMOUNT*             VALUE
-----------------------------------------------------------------------------------------------------------------------------
(a) BONDS & NOTES IN REORGANIZATION (CONT.)

    Integrated Health Services Inc., Tranche B, Term Loan ..         United States           $   239,392         $    221,438
    Koninklijke Nederlandse Vliegtuigenfabriek Fokker, Trade Claim    Netherlands                550,118 EUR          453,846
    Loewen Group Inc.:
    Bank Claim, Revolver Commitment ........................         United States               129,798               81,124
      144A, 6.70%, 10/01/99 ................................             Canada                  355,000              214,775
      Series 3, 7.50%, 4/15/01 .............................             Canada                   90,000               56,700
      Series 7, 7.75%, 10/15/01 ............................             Canada                  170,000              107,100
      Series 5, 6.10%, 10/02/02 ............................             Canada               250,000CAD              103,348
      Series 4, 8.25%, 4/15/03 .............................             Canada                  190,000              118,750
      Series 6, 7.20%, 6/01/03 .............................             Canada                1,550,000              992,000
      Series 2, 8.25%, 10/15/03 ............................             Canada                  555,000              346,875
      Series 7, 7.60%, 6/01/08 .............................             Canada                1,235,000              784,225
    Nippon Credit Bank Ltd., Bank Claim ....................             Japan                44,574,201 JPY           58,842
    Nippon Total Finance, Bank Claim .......................             Japan                45,189,925 JPY           22,209
    Paging Network Inc., Revolver Commitment, A ............         United States             1,650,000            1,485,000
    Peregrine Investments Holdings Ltd., zero cpn., 2/28/99            Hong Kong               5,000,000 JPY            4,596
    Philip Services Corp.
      Bank Claim, Canadian Operating .......................             Canada                  448,166 CAD          131,678
      Bank Claim, Canadian Operating, fgn ..................             Canada                    9,144                3,932
      Tranche 1 ............................................         United States               319,116              137,220
      Tranche 2 ............................................         United States               296,498              127,494
      Tranche 3 ............................................         United States               148,249               63,747
    PIV Investment Finance (Cayman) Ltd., 12/01/00 .........           Hong Kong              12,060,000            3,316,500
    Pratama Datakom Asia BV
      Reg S, 12.75%, 7/15/05 ...............................           Indonesia                 140,000               32,900
      144A, 12.75%, 7/15/05 ................................           Indonesia                 665,000              156,275
    Ritvik Holdings, Bank Claim:
      Term Loan B ..........................................         United States                55,000               46,750
      Term Loan C ..........................................         United States               137,000              116,450
    Tribasa Toll Road Trust I, 10.50%, 12/01/11 ............             Mexico                  165,589               86,106
    Vencor Operating Inc., 9.875%, 5/01/05 .................         United States             1,635,000              498,675
    Vencor Inc., Bank Claim:
      Commitment Revolver ..................................         United States                78,150               66,428
      Term Loan A ..........................................         United States               432,469              356,787
      Term Loan B ..........................................         United States                57,755               48,658
    Ventas Inc., Bank Claim:
      Commitment Revolver, Tranche B .......................         United States               194,782              181,147
      Tranche A ............................................         United States                79,500               73,935
      Tranche C ............................................         United States                75,300               70,782
      Tranche D ............................................         United States                26,626               21,833
    United Companies Financial Corp, revolver ..............         United States             1,883,700            1,054,872
                                                                                                                 ------------
    TOTAL BONDS & NOTES IN REORGANIZATION (COST $12,023,218)                                                       14,476,557
                                                                                                                 ------------
    TOTAL LONG TERM INVESTMENTS (COST $367,412,808) ........                                                      419,646,582
                                                                                                                 ------------

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)

                                                                                            PRINCIPAL
    MUTUAL SHARES SECURITIES FUND                                    COUNTRY                  AMOUNT*              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
(d)  SHORT TERM INVESTMENTS 11.3%

     Fannie Mae, 4.69% to 5.140% with maturities to 12/08/99        United States          $ 22,578,000         $ 12,133,547
     Federal Home Loan Bank, 4.72% to 5.10% with maturities
         to 11/05/99 ......................................         United States             7,000,000            6,887,678
     Federal Home Loan Mortgage Corp., 4.67% to 5.10% with
         maturities to 3/08/00 ............................         United States            37,550,000           37,110,346
                                                                                                              --------------
     TOTAL SHORT TERM INVESTMENTS (COST $56,121,702) ......                                                       56,131,571
                                                                                                              --------------
     TOTAL INVESTMENTS (COST $423,534,510) 95.7% ..........                                                      475,778,153
(i)  SECURITIES SOLD SHORT (.7%) ..........................                                                       (3,295,800)
     NET EQUITY IN FORWARD CONTRACTS .6% ..................                                                        3,203,691
     OTHER ASSETS, LESS LIABILITIES 4.4% ..................                                                       21,643,295
                                                                                                              --------------
     TOTAL NET ASSETS 100.0% ..............................                                                   $  497,329,339
                                                                                                              ==============



(a)(i)SECURITIES SOLD SHORT
     ISSUER                                                         COUNTRY                    SHARES             VALUE
----------------------------------------------------------------------------------------------------------------------------
     Allied Signal Inc. ...................................         United States                 3,100         $    195,300
     BP Amoco PLC, ADR ....................................         United Kingdom                4,200              455,700
     DST Systems Inc. .....................................         United States                 6,300              396,112
     Intel Corp. ..........................................         United States                 3,400              202,300
     Nortel Networks Corp. ................................             Canada                   18,300            1,575,538
     Unum Corp. ...........................................         United States                 8,600              470,850
                                                                                                                ------------
     TOTAL SECURITIES SOLD SHORT (PROCEEDS $3,132,279) ....                                                     $  3,295,800
                                                                                                                ============



(a)(j)CONTRACTS FOR DIFFERENCES                                                                        VALUE AT         UNREALIZED
     SECURITY                                                        COUNTRY             SHARES         6/30/99          GAIN/LOSS
-----------------------------------------------------------------------------------------------------------------------------------
BP Amoco PLC, cfd. 10.3574 ..............................       United Kingdom           13,600        $  234,952       $  (21,921)
BP Amoco PLC, cfd. 10.9450 ..............................       United Kingdom            5,500            98,657           (3,771)
BP Amoco PLC, cfd. 11.2992 ..............................       United Kingdom           10,200           182,964           (1,299)
Vodafone Group PLC, cfd. 11.2893 ........................       United Kingdom           30,000           590,145          (56,305)
Vodafone Group PLC, cfd 12.272 ..........................       United Kingdom           20,000           393,430           (6,557)
                                                                                                       ----------       ----------
TOTAL CONTRACT FOR DIFFERENCES ..........................                                              $1,500,148       $  (89,853)
                                                                                                       ==========       ==========






See glossary of currency abbreviations on page 136.

*   Securities traded in U.S. dollars unless otherwise indicated.
(a) Non-income producing.
(c) See Note 8 regarding restricted securities.
(d) Securities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the Fund.
(i) See Note 1(g) regarding securities sold short.
(j) See Note 1(e) regarding contracts for differences.


                                        See notes to financial statements.


FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)


                                                                                              SHARES/
    NATURAL RESOURCES SECURITIES FUND                                COUNTRY                  WARRANTS             VALUE
---------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND WARRANTS 98.1%
    ENERGY MINERALS 38.7%
    Apache Corp. .........................................         United States                30,800          $ 1,201,200
    Atlantic Richfield Co. ...............................         United States                20,700            1,729,744
(a) Barrett Resources Corp. ..............................         United States                54,100            2,076,088
(a) Basin Exploration Inc. ...............................         United States                53,600            1,075,350
    Chesapeake Energy Corp. ..............................         United States               210,000              616,875
    Conoco Inc., A .......................................         United States                27,000              752,625
    Devon Energy Corp. ...................................         United States                 8,000              286,000
    Enron Oil & Gas Co. ..................................         United States                50,500            1,022,625
(a) Gulf Canada Resources Ltd. ...........................             Canada                  190,200              796,463
    Houston Exploration Co. ..............................         United States                27,000              511,313
    Mobil Corp. ..........................................         United States                14,200            1,405,800
(a) Newfield Exploration Co. .............................         United States                55,700            1,583,969
(a) Nuevo Energy Co. .....................................         United States                54,500              722,125
    Royal Dutch Petroleum Co., N.Y. shs ..................          Netherlands                  9,400              566,350
(a) Santa Fe Snyder Corp. ................................         United States                61,900              471,988
    Texaco Inc. ..........................................         United States                23,400            1,462,500
    Tosco Corp. ..........................................         United States                38,250              992,109
    Ultramar Diamond Shamrock Corp. ......................         United States                33,500              730,719
    Unocal Corp. .........................................         United States                18,000              713,250
    Valero Energy Corp. ..................................         United States                36,000              771,750
                                                                                                                 ----------
                                                                                                                 19,488,843
                                                                                                                 ----------

    INDUSTRIAL SERVICES 24.4%
(a) AES Corp. ............................................         United States                14,000              813,750
(a) Atwood Oceanics Inc. .................................         United States                15,600              487,500
    Baker Hughes Inc. ....................................         United States                12,600              422,100
(a) BJ Services Co. ......................................         United States                13,950              410,653
(a) Cal Dive International Inc. ..........................         United States                39,800            1,189,025
(a) Casella Waste Systems Inc., A ........................         United States                35,800              930,800
    Diamond Offshore Drilling Inc. .......................         United States                27,000              766,125
    ENSCO International Inc. .............................         United States                18,500              368,844
    Halliburton Co. ......................................         United States                17,000              769,250
(a) Marine Drilling Cos. Inc. ............................         United States                20,000              273,750
(a) Safety-Kleen Corp. ...................................         United States                30,000              543,750
    Schlumberger Ltd. ....................................         United States                15,600              993,525
    Transocean Offshore Inc. .............................         United States                33,000              866,250
(a) Tuboscope Inc. .......................................         United States                54,000              739,125
(a) Varco International Inc. .............................         United States               102,000            1,115,625
(a) Weatherford International Inc. .......................         United States                42,900            1,571,213
                                                                                                                 ----------
                                                                                                                 12,261,285
                                                                                                                 ----------

    NON-ENERGY MINERALS 16.1%
    Aluminum Co. of America ..............................         United States                14,200              878,625
    Barrick Gold Corp. ...................................             Canada                   40,195              778,778
    De Beers Consolidated Mines AG, ADR ..................          South Africa                64,800            1,547,100
(a) Franco-Nevada Mining Corp. Ltd. ......................             Canada                   42,400              663,451
    Freeport-McMoRan Copper & Gold Inc., A ...............         United States                13,718              229,777
    Ispat International NV, A, N.Y. shs ..................          Netherlands                 30,000              331,870
    Newmont Mining Corp. .................................         United States                15,455              307,168
    Pohang Iron & Steel Co. Ltd., ADR ....................          South Korea                 35,600            1,197,050
    Potash Corp. of Saskatchewan Inc. ....................             Canada                   11,100              574,425
    Rio Tinto PLC ........................................         United Kingdom               60,129            1,017,915
(a) Stillwater Mining Co. ................................         United States                18,450              603,084
                                                                                                                 ----------
                                                                                                                  8,129,243
                                                                                                                 ----------

    PROCESS INDUSTRIES 13.3%
(a) Abitibi-Consolidated Inc. ............................             Canada                   35,000              398,125
(a) Asia Pulp & Paper Co. Ltd., ADR ......................           Indonesia                  82,000              789,250
(a) Asia Pulp & Paper Co. Ltd., wts., 7/27/00 ............           Indonesia                  15,000               39,375
    Bemis Co. Inc. .......................................         United States                 3,500              139,125


FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)


                                                                                               SHARES/
    NATURAL RESOURCES SECURITIES FUND                                COUNTRY                   WARRANTS               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND WARRANTS (CONT.)
    PROCESS INDUSTRIES (CONT.)
    Bowater Inc. .........................................         United States                13,500         $    637,875
    E. I. du Pont de Nemours and Co. .....................         United States                 5,000              341,563
    Ecolab Inc. ..........................................         United States                 3,300              143,963
    Hercules Inc. ........................................         United States                 9,800              385,263
    Monsanto Co. .........................................         United States                 5,900              232,681
(a) Owens-Illinois Inc. ..................................         United States                27,100              885,831
    Praxair Inc. .........................................         United States                14,100              690,019
    Sigma-Aldrich Corp. ..................................         United States                33,000            1,136,438
(a) Smurfit-Stone Container Corp. ........................         United States                43,100              886,244
                                                                                                               ------------
                                                                                                                  6,705,752
                                                                                                               ------------

    PRODUCER MANUFACTURING 3.3%
    Avery Dennison Corp. .................................         United States                17,000            1,026,375
    Masco Corp. ..........................................         United States                10,600              306,075
    Reliance Steel & Aluminum Co. ........................         United States                 8,400              327,600
                                                                                                               ------------
                                                                                                                  1,660,050
                                                                                                               ------------

    UTILITIES 2.3%
    Enron Corp. ..........................................         United States                14,000            1,144,500
                                                                                                               ------------
   TOTAL LONG TERM INVESTMENTS ($47,714,139) .............                                                       49,389,673
                                                                                                               ------------



                                                                                            PRINCIPAL
                                                                                             AMOUNT
                                                                                             ------
(f) REPURCHASE AGREEMENT 2.5%
    Joint Repurchase Agreement, 4.767%, 7/01/99,
        (Maturity Value $1,259,270) (Cost $1,259,103) ....         United States          $  1,259,103            1,259,103
    Barclays Capital Inc. (Maturity Value $158,828)
    Bear, Stearns & Co. Inc. (Maturity Value $140,158)
    Chase Securities Inc. (Maturity Value $25,940)
    CIBC Oppenheimer Corp. (Maturity Value $158,828)
    Donaldson, Lufkin & Jenrette Securities Corp.
        (Maturity Value $112,125)
    Dresdner Kleinwort Benson, North America LLC
        (Maturity Value $112,125)
    Goldman, Sachs & Co. (Maturity Value $56,063)
    Nationsbanc Montgomery Securities LLC
        (Maturity Value $112,125)
    Paine Webber Inc. (Maturity Value $112,125)
    Paribas Corp. (Maturity Value $112,125)
    Warburg Dillon Read LLC (Maturity Value $158,828)
    Collateralized by U.S. Treasury Bills & Notes
                                                                                                             --------------
    TOTAL INVESTMENTS (COST $48,973,242) 100.6% ..........                                                       50,648,776
    OTHER ASSETS, LESS LIABILITIES (.6%) .................                                                         (296,789)
                                                                                                             --------------
    NET ASSETS 100.0% ....................................                                                   $   50,351,987
                                                                                                             ==============




(a) Non-income producing.
(f) See note 1(c) regarding joint repurchase agreement.




                       See notes to financial statements.


FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)



 REAL ESTATE SECURITIES FUND                                  SHARES               VALUE
------------------------------------------------------------------------------------------
 COMMON STOCKS 97.1%

 EQUITY REIT - APARTMENTS 13.4%
 Apartment Investment & Management Co., A ......             135,000           $ 5,771,250
 Archstone Communities Trust ...................             290,035             6,362,643
 Avalonbay Communities Inc. ....................             100,000             3,700,000
 Camden Property Trust .........................              96,733             2,685,451
 Charles E. Smith Residential Realty Inc. ......              79,000             2,681,063
 Equity Residential Properties Trust ...........             197,500             8,899,844
                                                                               -----------
                                                                                30,100,251
                                                                               -----------

 EQUITY REIT - DIVERSIFIED PROPERTY TYPE 14.7%
 Crescent Real Estate Equities Co. .............             137,650             3,269,188
 Duke Realty Investments Inc. ..................             185,000             4,174,063
 Glenborough Realty Trust Inc. .................             536,000             9,380,000
 Liberty Property Trust ........................             250,000             6,218,750
 Spieker Properties Inc. .......................             160,000             6,220,000
 Vornado Realty Trust ..........................             103,300             3,647,781
                                                                               -----------
                                                                                32,909,782
                                                                               -----------

 EQUITY REIT - HEALTH CARE 1.6%
 OMEGA Healthcare Investors Inc. ...............             142,000             3,665,375
                                                                               -----------
 EQUITY REIT - HOTELS 10.5%
 FelCor Lodging Trust Inc. .....................             215,300             4,467,475
 Host Marriott Corp. ...........................             441,590             5,243,881
 Innkeepers USA Trust ..........................             224,400             2,244,000
 MeriStar Hospitality Corp. ....................             410,000             9,199,375
 Winston Hotels Inc. ...........................             233,900             2,455,950
                                                                               -----------
                                                                                23,610,681
                                                                               -----------

 EQUITY REIT - INDUSTRIAL 3.6%
 Cabot Industrial Trust ........................             165,000             3,506,250
 ProLogis Trust ................................             225,400             4,564,350
                                                                               -----------
                                                                                 8,070,600
                                                                               -----------

 EQUITY REIT - OFFICE 21.7%
 Alexandria Real Estate Equities Inc. ..........             203,000             6,343,750
 Arden Realty Inc. .............................             235,600             5,801,650
 Brandywine Realty Trust .......................             390,700             7,740,744
 Equity Office Properties Trust ................             340,008             8,712,705
 Highwoods Properties Inc. .....................             180,000             4,938,750
 Mack-Cali Realty Corp. ........................             160,000             4,950,000
 SL Green Realty Corp. .........................             128,400             2,624,175
 Trinet Corporate Realty Trust Inc. ............             275,000             7,614,063
                                                                               -----------
                                                                                48,725,837
                                                                               -----------

 EQUITY REIT - RESIDENTIAL COMMUNITIES 3.4%
 Manufactured Home Communities Inc. ............             120,000             3,120,000
 Sun Communities Inc. ..........................             130,000             4,615,000
                                                                               -----------
                                                                                 7,735,000
                                                                               -----------

 EQUITY REIT - RETAIL - COMMUNITY CENTERS 5.4%
 Developers Diversified Realty Corp. ...........              23,000               382,375
 Kimco Realty Corp. ............................             148,000             5,790,500
 Regency Realty Corp. ..........................             270,712             5,938,745
                                                                               -----------
                                                                                12,111,620
                                                                               -----------

 EQUITY REIT - RETAIL - REGIONAL MALLS 5.1%
 The Macerich Co. ..............................             138,000             3,622,500
 Mills Corp. ...................................              54,400             1,179,800
 Simon Property Group Inc. .....................             260,000             6,597,500
                                                                               -----------
                                                                                11,399,800
                                                                               -----------


FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)




    REAL ESTATE SECURITIES FUND                                                                  SHARES                    VALUE
------------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    EQUITY REIT - STORAGE 4.0%
    Public Storage Inc. ....................................................                     316,600                 $ 8,864,800
(a) Diversified Property Type 6.7%                                                                                       -----------
    Crescent Operating Inc. ................................................                      27,500                     187,344
    Security Capital Group Inc., B .........................................                     720,200                  10,487,913
    Security Capital US Realty (Luxembourg) ................................                     232,300                   4,413,700
                                                                                                                         -----------
                                                                                                                          15,088,957
                                                                                                                         -----------

    HOTELS 7.0%
(a) Candlewood Hotel Co. Inc. ..............................................                     350,000                   1,312,500
(a) MeriStar Hotels & Resorts Inc. .........................................                     350,000                   1,203,125
(a) Prime Hospitality Corp. ................................................                     199,500                   2,394,000
    Starwood Hotels & Resorts Worldwide Inc. ...............................                     275,000                   8,404,688
(a) Wyndham International Inc. .............................................                     542,038                   2,439,171
                                                                                                                         -----------
                                                                                                                          15,753,484
                                                                                                                         -----------
    TOTAL LONG TERM INVESTMENTS (COST $205,902,433) ........................                                             218,036,187
                                                                                                                         -----------


                                                                                             PRINCIPAL
                                                                                               AMOUNT
                                                                                               ------
(f) REPURCHASE AGREEMENT 1.7%
    Joint Repurchase Agreement, 4.767%, 7/01/99,
      (Maturity Value $3,713,995) (COST $3,713,503) ........................                 $ 3,713,503                   3,713,503
    Barclays Capital Inc. (Maturity Value $468,446)
    Bear, Stearns & Co. Inc. (Maturity Value $413,330)
    Chase Securities Inc. (Maturity Value $76,509)
    CIBC Oppenheimer Corp. (Maturity Value $468,446)
    Donaldson, Lufkin & Jenrette Securities Corp.
      (Maturity Value $330,694)
    Dresdner Kleinwort Benson, North America LLC
      (Maturity Value $330,694)
    Goldman, Sachs & Co. (Maturity Value $165,348)
    NationsBanc Montgomery Securities LLC
      (Maturity Value $330,694)
    Paine Webber Inc. (Maturity Value $330,694)
    Paribas Corp. (Maturity Value $330,694)
    Warburg Dillon Read LLC (Maturity Value $468,446)
      Collateralized by U.S. Treasury Bills & Notes
                                                                                                                        ------------
    TOTAL INVESTMENTS (COST $209,615,936) 98.8% ............................                                             221,749,690
    OTHER ASSETS, LESS LIABILITIES 1.2% ....................................                                               2,745,619
                                                                                                                       ------------
    NET ASSETS 100.0% ......................................................                                            $224,495,309
                                                                                                                        ============





(a) Non-income producing.
(f) See Note 1(c) regarding joint repurchase agreement.



                       See notes to financial statements.


FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)

    RISING DIVIDENDS FUND                                                                        SHARES                     VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS 97.1%
    COMMERCIAL SERVICES 6.8%

    Ennis Business Forms Inc. ..............................................                     205,200                 $ 1,757,025
    Reynolds & Reynolds Co., A .............................................                     501,000                  11,679,563
    Standard Register Co. ..................................................                     360,500                  11,085,375
    Wallace Computer Services Inc. .........................................                     713,800                  17,845,000
                                                                                                                          ----------
                                                                                                                          42,366,963
                                                                                                                          ----------

    CONSUMER DURABLES 6.4%
    Leggett & Platt Inc. ...................................................                     921,500                  25,629,219
    Newell Rubbermaid Inc. .................................................                     309,300                  14,382,450
                                                                                                                          ----------
                                                                                                                          40,011,669
                                                                                                                          ----------

    CONSUMER NON-DURABLES 6.7%
    Alberto-Culver Co., A ..................................................                     708,000                  16,151,250
    Block Drug Co. Inc., A .................................................                     211,539                   8,818,532
    DIMON Inc. .............................................................                     573,900                   2,977,106
    Philip Morris Cos. Inc. ................................................                     120,000                   4,822,500
    Universal Corp. ........................................................                     314,300                   8,937,906
                                                                                                                          ----------
                                                                                                                          41,707,294
                                                                                                                          ----------

    ELECTRONIC TECHNOLOGY 3.5%
    Cohu Inc. ..............................................................                     359,500                  12,717,313
    Hewlett-Packard Co. ....................................................                      89,900                   9,034,950
                                                                                                                          ----------
                                                                                                                          21,752,263
                                                                                                                          ----------

    ENERGY MINERALS 1.1%
    Royal Dutch Petroleum Co., N.Y. shs. (Netherlands) .....................                     114,300                   6,886,575
                                                                                                                          ----------
    FINANCE 14.7%
    Bank One Corp. .........................................................                      25,000                   1,489,063
    Fannie Mae .............................................................                      63,200                   4,321,300
    First Union Corp. ......................................................                     189,226                   8,893,622
    Mercantile Bankshares Corp. ............................................                     190,525                   6,739,822
    National Commerce Bancorp ..............................................                     836,200                  18,291,875
    State Street Corp. .....................................................                     108,600                   9,271,725
    TrustCo Bank Corp., N.Y. shs ...........................................                     336,880                   9,053,650
    U.S. Bancorp ...........................................................                     361,800                  12,301,200
    Washington Mutual Inc. .................................................                     389,400                  13,775,025
    Wilmington Trust Corp. .................................................                     120,000                   6,885,000
                                                                                                                          ----------
                                                                                                                          91,022,282
                                                                                                                          ----------

    HEALTH TECHNOLOGY 6.0%
    Becton, Dickinson & Co. ................................................                     135,800                   4,074,000
    Superior Uniform Group Inc. ............................................                     265,800                   3,322,500
(e) West Pharmaceutical Services Inc. ......................................                     759,300                  29,802,525
                                                                                                                          ----------
                                                                                                                          37,199,025
                                                                                                                          ----------

    INSURANCE 11.1%
    American Heritage Life Investment Corp. ................................                     200,500                   4,912,250
    American International Group Inc. ......................................                      87,150                  10,201,997
    Chubb Corp. ............................................................                     143,000                   9,938,500
    Harleysville Group Inc. ................................................                     167,600                   3,435,800
    Mercury General Corp. ..................................................                     272,700                   9,271,800
    MMI Cos. Inc. ..........................................................                     442,100                   7,460,438
    ReliaStar Financial Corp. ..............................................                     320,100                  14,004,375
    RLI Corp. ..............................................................                     251,856                   9,759,420
                                                                                                                          ----------
                                                                                                                          68,984,580
                                                                                                                          ----------

    NON-ENERGY MINERALS .6%
    Nucor Corp. ............................................................                      82,000                   3,889,875
                                                                                                                          ----------

    PROCESS INDUSTRIES 10.4%
    Bemis Co. Inc. .........................................................                     395,900                  15,737,025
    Brady Corp., A .........................................................                     109,500                   3,558,750
    Donaldson Co. Inc. .....................................................                     108,200                   2,650,900


FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)


 RISING DIVIDENDS FUND                                                                             SHARES       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)

 PROCESS INDUSTRIES (CONT.)
 Hanna (M.A.) Co. ..........................................................                     345,200               $   5,674,225
 Lancaster Colony Corp. ....................................................                      33,900                   1,169,550
 Millipore Corp. ...........................................................                     135,400                   5,492,163
 Pall Corp. ................................................................                     851,100                  18,883,781
 Sherwin-Williams Co. ......................................................                     407,000                  11,294,250
                                                                                                                       -------------
                                                                                                                          64,460,644
                                                                                                                       -------------

 PRODUCER MANUFACTURING 19.0%
 Baldor Electric Co. .......................................................                     468,333                   9,308,118
 Diebold Inc. ..............................................................                     242,900                   6,983,375
 Dover Corp. ...............................................................                     244,100                   8,543,500
 General Electric Co. ......................................................                      41,600                   4,700,800
 Graco Inc. ................................................................                     187,100                   5,496,063
 Hubbell Inc., B ...........................................................                     278,500                  12,636,938
 Kaydon Corp. ..............................................................                     492,500                  16,560,313
 Kimball International Inc., B .............................................                     589,300                   9,944,438
 Myers Industries Inc. .....................................................                     483,260                   9,665,200
 Superior Industries International Inc. ....................................                     238,100                   6,503,106
 Teleflex Inc. .............................................................                     370,300                  16,084,906
 Watts Industries Inc., A ..................................................                     605,300                  11,614,194
                                                                                                                       -------------
                                                                                                                         118,040,951
                                                                                                                       -------------

 RETAIL TRADE 9.3%
 Family Dollar Stores Inc. .................................................                   1,596,300                  38,311,200
 The Limited Inc. ..........................................................                     121,523                   5,514,106
 Rite Aid Corp. ............................................................                     307,300                   7,567,263
 Schultz Sav-O Stores Inc. .................................................                     227,700                   3,643,200
 Wal-Mart Stores Inc. ......................................................                      60,600                   2,923,946
                                                                                                                       -------------
                                                                                                                          57,959,715
                                                                                                                       -------------

 TRANSPORTATION 1.5%
 Circle International Group Inc. ...........................................                     413,900                   9,054,063
                                                                                                                       -------------
 TOTAL COMMON STOCKS (COST $475,537,695) ...................................                                             603,335,899
                                                                                                                       -------------
 CONVERTIBLE PREFERRED STOCKS .2%
 American Heritage Corp., 8.50%, cvt. pfd. (COST $1,210,000) ...............                      24,200                   1,600,225
                                                                                                                       -------------
 TOTAL LONG TERM INVESTMENTS (COST $476,747,695) ...........................                                             604,936,124
                                                                                                                       -------------


                                                                                                PRINCIPAL
                                                                                                  AMOUNT
                                                                                                  ------
(f) Repurchase Agreement 1.7%
    Joint Repurchase Agreement,4.767%,7/01/99, (Maturity Value $10,571,070)
         (COST $10,569,670) ................................................                     $10,569,670              10,569,670
    Barclays Capital Inc. (Maturity Value $1,333,383)
    Bear, Stearns & Co. Inc. (Maturity Value $1,176,513)
    Chase Securities Inc. (Maturity Value $217,747)
    CIBC Oppenheimer Corp. (Maturity Value $1,333,383)
    Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $941,211)
    Dresdner Kleinwort Benson, North America LLC (Maturity Value $941,211)
    Goldman, Sachs & Co. (Maturity Value $470,606)
    NationsBanc Montgomery Securities LLC (Maturity Value $941,211)
    Paine Webber Inc. (Maturity Value $941,211)
    Paribas Corp. (Maturity Value $941,211)
    Warburg Dillon Read LLC (Maturity Value $1,333,383)
    Collateralized by U.S. Treasury Bills & Notes
                                                                                                                        ------------
    TOTAL INVESTMENTS (COST $487,317,365) 99.0% ............................                                             615,505,794
    OTHER ASSETS, LESS LIABILITIES 1.0% ....................................                                               6,055,353
                                                                                                                        ------------
    NET ASSETS 100.0% ......................................................                                            $621,561,147
                                                                                                                        ============


(e) See Note 9 regarding holding of 5% voting securities.
(f) See Note 1(c) regarding joint repurchase agreement.





                       See notes to financial statements.


FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)

                                                                                                  SHARES/
    SMALL CAP FUND                                                                                RIGHTS                     VALUE
------------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND RIGHTS 96.9%
    COMMERCIAL SERVICES 3.2%
(a) 24/7 Media Inc. ........................................................                      28,800                 $ 1,108,800
(a) Applied Graphics Technologies Inc. .....................................                      88,700                   1,119,838
(a) Corporate Executive Board Co. ..........................................                       5,700                     202,706
(a) Exchange Applications Inc. .............................................                      13,500                     550,125
(a) Inet Technologies Inc. .................................................                      24,300                     583,200
    Norrell Corp. ..........................................................                      82,100                   1,544,506
(a) NOVA Corp. .............................................................                      55,900                   1,397,500
(a) RemedyTemp Inc., A .....................................................                      29,500                     398,250
(a) Smith-Gardner & Associates Inc. ........................................                       4,100                      33,056
(a) SOS Staffing Services Inc. .............................................                      75,500                     396,375
(a) Sylvan Learning Systems Inc. ...........................................                      64,100                   1,742,719
(a) WESCO International Inc. ...............................................                      29,100                     596,550
                                                                                                                         -----------
                                                                                                                           9,673,625
                                                                                                                         -----------

(a) CONSUMER DURABLES .4%
    Activision Inc. ........................................................                      75,700                   1,102,381
                                                                                                                         -----------
    CONSUMER NON-DURABLES 2.5%
    Alberto-Culver Co., A ..................................................                       7,100                     157,407
(a) Sola International Inc. ................................................                      24,400                     474,275
(a) Tommy Hilfiger Corp. ...................................................                      66,800                   4,909,800
(a) Tropical Sportswear International Corp. ................................                      33,700                   1,074,188
    Wolverine World Wide Inc. ..............................................                      55,000                     770,000
                                                                                                                         -----------
                                                                                                                           7,385,670
                                                                                                                         -----------

(a) CONSUMER SERVICES 4.4%
    DeVry Inc. .............................................................                      77,800                   1,740,775
    Entercom Communications Corp. ..........................................                       1,300                      55,575
    Foodmaker Inc. .........................................................                      37,400                   1,061,225
    Harrah's Entertainment Inc. ............................................                      59,900                   1,317,800
    Intelligent Life Corp. .................................................                      61,600                     404,250
    Jones Intercable Inc. ..................................................                       2,100                     100,800
    Jones Intercable Inc., A ...............................................                      29,100                   1,425,900
    MeriStar Hotels & Resorts Inc. .........................................                     120,000                     412,500
    Prime Hospitality Corp. ................................................                     238,000                   2,856,000
    Radio One Inc. .........................................................                       5,700                     265,050
    SFX Entertainment Inc. .................................................                      39,300                   2,515,200
    Vail Resorts Inc. ......................................................                      51,700                     904,750
                                                                                                                         -----------
                                                                                                                          13,059,825
                                                                                                                         -----------

(a) ELECTRONIC TECHNOLOGY 23.0%
    Advanced Energy Industries Inc. ........................................                      48,800                   1,979,450
    Alpha Industries Inc. ..................................................                      17,000                     809,625
    ANTEC Corp. ............................................................                       5,000                     160,313
    Aspect Telecommunications Corp. ........................................                      61,200                     596,700
    AVT Corp. ..............................................................                      51,200                   1,939,200
    Brocade Communications Systems Inc. ....................................                       1,400                     135,013
    Carrier Access Corp. ...................................................                      23,300                   1,020,831
    Catapult Communications Corp. ..........................................                      37,000                     698,375
    Coherent Inc. ..........................................................                     178,400                   3,322,700
    Com21 Inc. .............................................................                      75,000                   1,279,688
    Copper Mountain Networks Inc. ..........................................                       1,100                      84,975
    Cymer Inc. .............................................................                       6,500                     162,500
    EMCORE Corp. ...........................................................                      28,400                     571,550
    Etec Systems Inc. ......................................................                      38,100                   1,266,825
    E-Tek Dynamics Inc. ....................................................                       6,500                     309,156
    Excel Switching Corp. ..................................................                      23,800                     712,513
    Flextronics International Ltd. .........................................                      52,000                   2,886,000
    FLIR Systems Inc. ......................................................                      90,000                   1,361,250


FRANKLIN VALUEMARK FUNDS

STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)



                                                                      SHARES/
   SMALL CAP FUND                                                     RIGHTS            VALUE
------------------------------------------------------------------------------------------------
   COMMON STOCKS AND RIGHTS (CONT.)
(a)ELECTRONIC TECHNOLOGY (CONT.)
   FVC.COM Inc. ..........................................             24,000        $   156,000
   Gemstar International Group Ltd. ......................             70,400          4,593,600
   Harmonic Inc. .........................................             30,500          1,751,844
   hi/fn Inc. ............................................              3,000            228,375
   H.T.E. Inc. ...........................................             47,500            160,313
   Itron Inc. ............................................             62,800            537,725
   Jabil Circuit Inc. ....................................             55,000          2,481,875
   Javelin Systems Inc. ..................................             29,200            357,700
   Komag Inc. ............................................            317,800          1,052,713
   Ladish Co. Inc. .......................................             58,800            455,700
   Latitude Communications Inc. ..........................              5,800             75,400
   Lattice Semiconductor Corp. ...........................             10,300            641,175
   Maker Communications Inc. .............................              1,000             31,000
   Mettler-Toledo International Inc. .....................            122,000          3,027,125
   Micrel Inc. ...........................................              7,500            555,000
   Natural MicroSystems Corp. ............................             80,900            773,606
   Novellus Systems Inc. .................................             18,400          1,255,800
   Perceptron Inc. .......................................             85,000            387,813
   Photronics Inc. .......................................              8,400            205,800
   PLX Technology Inc. ...................................              5,200            246,350
   PMC-Sierra Inc. .......................................            106,000          6,247,375
   Sanmina Corp. .........................................             26,800          2,033,450
   Security Dynamics Technologies Inc. ...................            155,700          3,308,625
   SIPEX Corp. ...........................................             27,000            553,500
   Synopsys Inc. .........................................            100,000          5,518,750
   Tekelec ...............................................            115,900          1,412,532
   TriStar Aerospace Co. .................................             31,400            259,050
   Uniphase Corp. ........................................             40,900          6,789,400
   Veeco Instruments Inc. ................................              6,800            231,200
   Waters Corp. ..........................................             70,000          3,718,750
   Wavecom SA, ADR (Frances) .............................              8,200            107,625
   Western Digital Corp. .................................             60,000            390,000
                                                                                     -----------
                                                                                      68,841,835
                                                                                     -----------
   ENERGY MINERALS 4.6%
(a)Barrett Resources Corp. ...............................            113,900          4,370,913
(a)Denbury Resources Inc. ................................             85,800            375,375
(a)Forest Oil Corp. ......................................             56,700            712,294
(a)Newfield Exploration Co. ..............................            125,800          3,577,438
   Range Resources Corp. .................................            125,000            765,625
(a)Santa Fe Snyder Corp. .................................            262,810          2,003,926
(a)Titan Exploration Inc. ................................            128,300            641,500
(a)Tom Brown Inc. ........................................             95,000          1,478,438
                                                                                     -----------
                                                                                      13,925,509
                                                                                     -----------
   FINANCE 8.0%
(a)Affiliated Managers Group Inc. ........................             44,700          1,349,381
   Allied Capital Corp. ..................................             40,000            960,000
   Bank United Corp., A ..................................             50,000          2,009,375
(a)DLJdirect .............................................             32,300            952,850
   Espirito Santo Financial Group SA, ADR (Luxembourg) ...             25,900            424,113
   EVEREN Capital Corp. ..................................             42,000          1,252,125
   E.W. Blanch Holdings Inc. .............................              5,000            340,938
   Federated Investors Inc., B ...........................            122,900          2,204,519
(a)First Sierra Financial Inc. ...........................             25,800            645,000
   Freedom Securities Corp. ..............................             26,300            450,388
(a)Golden State Bancorp Inc. .............................            118,000          2,596,000
(a)Hambrecht & Quist Group ...............................             20,000            742,500




FRANKLIN VALUEMARK FUNDS

STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)



                                                                      SHARES/
   SMALL CAP FUND                                                     RIGHTS            VALUE
------------------------------------------------------------------------------------------------
   COMMON STOCKS AND RIGHTS (CONT.)
   FINANCE (CONT.)
(a)HealthCare Financial Partners Inc. ....................             39,100        $ 1,339,175
   Heller Financial Inc. .................................             18,800            522,875
(a)Knight/Trimark Group Inc., A ..........................             25,100          1,513,844
   Mutual Risk Management Ltd. ...........................             42,600          1,421,775
(a)Radian Group Inc ......................................             31,038          1,515,045
(a)Silicon Valley Bancshares .............................             97,400          2,410,650
   Westamerica Bancorp ...................................             27,900          1,018,350
(a)WIT Capital Group Inc. ................................              3,800            129,200
                                                                                     -----------
                                                                                      23,798,103
                                                                                     -----------
(a)HEALTH SERVICES 2.6%
   American Dental Partners Inc. .........................             20,300            225,838
   Beverly Enterprises Inc. ..............................            136,900          1,103,756
   Eclipsys Corp. ........................................              1,422             34,039
   Integrated Health Services Inc. .......................             54,000            432,000
   New American Healthcare Corp. .........................              8,100             18,731
   PAREXEL International Corp. ...........................             65,000            865,313
   Pharmaceutical Product Development Inc. ...............             85,000          2,326,875
   Renal Care Group Inc. .................................             94,650          2,449,069
   Total Renal Care Holdings Inc. ........................             15,933            247,957
                                                                                     -----------
                                                                                       7,703,578
                                                                                     -----------
(a)HEALTH TECHNOLOGY 1.1%
   Heska Corp. ...........................................             39,300             90,881
   Inhale Therapeutic Systems Inc. .......................             59,300          1,412,081
   OrthoLogic Corp. ......................................            226,700            559,677
   Serologicals Corp. ....................................            138,750          1,127,344
   SkyePharma PLC, ADR (United Kingdom) ..................             24,391            187,506
   SkyePharma PLC, rts., 3/31/00 (United Kingdom) ........             83,600                 --
                                                                                     -----------
                                                                                       3,377,489
                                                                                     -----------
(a)INDUSTRIAL SERVICES 4.5%
   Atwood Oceanics Inc. ..................................              3,400            106,250
   Casella Waste Systems Inc., A .........................             12,700            330,200
   Catalytica Inc. .......................................            193,733          2,712,262
   Core Laboratories NV (Netherlands) ....................            110,400          1,538,700
   Dycom Industries Inc. .................................             15,700            879,200
   KTI Inc. ..............................................              3,000             42,750
   Marine Drilling Cos. Inc. .............................             71,100            973,181
   Safety-Kleen Corp. ....................................             25,000            453,125
   Tuboscope Inc. ........................................            121,300          1,660,294
   US Liquids Inc. .......................................             74,800          1,561,450
   Varco International Inc. ..............................            300,800          3,290,000
                                                                                     -----------
                                                                                      13,547,412
                                                                                     -----------
   INSURANCE 2.5%
   Financial Security Assurance Holdings Ltd. ............             63,000          3,276,000
   HCC Insurance Holdings Inc. ...........................             32,300            732,806
   Life USA Holding Inc. .................................             21,200            429,300
   Reinsurance Group of America Inc. .....................             37,300          1,314,825
(a)Risk Capital Holdings Inc. ............................            125,000          1,687,500
                                                                                     -----------
                                                                                       7,440,431
                                                                                     -----------
   NON-ENERGY MINERALS .5%
   Carpenter Technology Corp. ............................             50,000          1,428,125
                                                                                     -----------


FRANKLIN VALUEMARK FUNDS

STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)



                                                                      SHARES/
   SMALL CAP FUND                                                     RIGHTS            VALUE
------------------------------------------------------------------------------------------------
   COMMON STOCKS AND RIGHTS (CONT.)
   PROCESS INDUSTRIES 1.6%
   ChemFirst Inc. ........................................             85,100        $ 2,068,994
(a)CUNO Inc. .............................................             29,000            554,625
   Optical Coating Laboratory Inc. .......................             24,600          2,057,175
                                                                                     -----------
                                                                                       4,680,794
                                                                                     -----------
   PRODUCER MANUFACTURING 3.6%
(a)Gentex Corp. ..........................................            127,800          3,578,400
   Gibraltar Steel Corp. .................................            100,000          2,475,000
   JLG Industries Inc. ...................................            111,400          2,269,775
(a)Polycom Inc. ..........................................             10,800            421,200
   Reliance Steel & Aluminum Co. .........................              9,000            351,000
   Roper Industries Inc. .................................             57,400          1,836,800
                                                                                     -----------
                                                                                      10,932,175
                                                                                     -----------
   REAL ESTATE 3.7%
   Arden Realty Inc. .....................................             86,000          2,117,750
   Camden Property Trust .................................             75,000          2,081,250
   Colonial Properties Trust .............................             15,400            435,050
   FelCor Lodging Trust Inc. .............................             50,000          1,037,500
   Glenborough Realty Trust Inc. .........................             54,100            946,750
   Innkeepers USA Trust ..................................             98,900            989,000
   MeriStar Hospitality Corp. ............................            130,000          2,916,875
   SL Green Realty Corp. .................................             30,900            631,519
                                                                                     -----------
                                                                                      11,155,694
                                                                                     -----------
   RETAIL TRADE 1.0%
(a)Beyond.com Corp. ......................................             54,500          1,563,469
   Claire's Stores Inc. ..................................             34,000            871,250
(a)Guitar Center Inc. ....................................             55,000            574,063
                                                                                     -----------
                                                                                       3,008,782
                                                                                     -----------
(a)TECHNOLOGY SERVICES 20.4%
   Affiliated Computer Services Inc., A ..................            135,300          6,849,563
   BackWeb Technologies Ltd. .............................              1,100             30,113
   Brightpoint Inc. ......................................             12,900             78,206
   Brio Technology Inc. ..................................             13,000            260,000
   BroadVision Inc. ......................................             26,600          1,961,750
   Check Point Software Technologies Ltd. ................             11,700            627,413
   Citrix Systems Inc. ...................................             37,800          2,135,700
   Complete Business Solutions Inc. ......................             69,600          1,248,450
   Concord Communications Inc. ...........................             30,000          1,350,000
   Deltek Systems Inc. ...................................             13,800            136,275
   Documentum Inc. .......................................             40,000            522,500
   DoubleClick Inc. ......................................             19,100          1,752,425
   Entrust Technologies Inc. .............................             55,200          1,835,400
   Exodus Communications Inc. ............................              9,600          1,151,400
   High Speed Access Corp. ...............................              9,600            246,000
   HNC Software Inc. .....................................             90,000          2,773,125
   i2 Technologies Inc. ..................................            117,600          5,056,800
   Integrated Systems Inc. ...............................             98,100          1,152,675
   International Network Services ........................             88,200          3,561,075
   Intuit Inc. ...........................................             21,800          1,964,725
   ISS Group Inc. ........................................              8,000            302,000
   Keane Inc. ............................................             30,000            678,750
   Legato Systems Inc. ...................................             39,200          2,263,800
   Marimba Inc. ..........................................                900             47,419
   Media Metrix Inc. .....................................             13,900            740,175
   Micromuse Inc. ........................................             57,000          2,842,875



FRANKLIN VALUEMARK FUNDS

STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)



                                                                      SHARES/
   SMALL CAP FUND                                                     RIGHTS            VALUE
------------------------------------------------------------------------------------------------
   COMMON STOCKS AND RIGHTS (CONT.)
(a)TECHNOLOGY SERVICES (cont.)
   MicroStrategy Inc. ....................................             19,500       $    738,563
   Mpath Interactive Inc. ................................              2,000             44,000
   Proxicom Inc. .........................................              8,400            215,775
   Sapient Corp. .........................................             41,300          2,338,613
   Serena Software Inc. ..................................             22,200            298,313
   SS&C Technologies Inc. ................................              2,800             21,350
   StarMedia Network Inc. ................................             23,500          1,506,938
   Sykes Enterprises Inc. ................................              5,300            176,888
   TenFold Corp. .........................................              3,400            107,950
   Transaction Systems Architects Inc., A ................             42,000          1,638,000
   Vantive Corp. .........................................             50,400            576,450
   Verio Inc. ............................................             56,000          3,892,000
   VERITAS Software Corp. ................................             35,000          3,322,813
   Vignette Corp. ........................................             13,800          1,035,000
   Whittman-Hart Inc. ....................................             55,500          1,762,125
   Wind River Systems Inc. ...............................            121,050          1,944,366
                                                                                    ------------
                                                                                      61,187,758
                                                                                    ------------
(a)TELECOMMUNICATIONS 6.1%
   AT&T Canada Inc., B ...................................              7,300            467,656
   Clearnet Communications Inc., A .......................             19,300            268,994
   ICG Communications Inc. ...............................            126,000          2,693,250
   ITC DeltaCom Inc. .....................................             18,500            518,000
   Millicom International Cellular SA (Luxembourg) .......             58,100          1,830,150
   Pacific Gateway Exchange Inc. .........................             54,300          1,581,488
   Pinnacle Holdings Inc. ................................             65,600          1,607,200
   Primus Telecommunications Group Inc. ..................             87,800          1,970,013
   Rhythms NetConnections Inc. ...........................              2,900            169,288
   Rural Cellular Corp., A ...............................            109,300          2,186,000
   Time Warner Telecom Inc. ..............................             11,000            319,000
   VoiceStream Wireless Corp. ............................             83,100          2,363,156
   Western Wireless Corp., A .............................             83,100          2,243,685
                                                                                    ------------
                                                                                      18,217,880
                                                                                    ------------
   TRANSPORTATION 3.2%
   Air Express International Corp. .......................             60,000          1,522,500
(a)Atlantic Coast Airlines Holdings Inc. .................            121,000          2,299,000
   C.H. Robinson Worldwide Inc. ..........................             72,600          2,668,050
   Expeditors International of Washington Inc. ...........            109,600          2,986,600
(a)Mesaba Holdings Inc. ..................................             12,900            164,475
                                                                                    ------------
                                                                                       9,640,625
                                                                                    ------------
   TOTAL LONG TERM INVESTMENTS (COST $246,346,501) .......                           290,107,691
                                                                                    ------------



FRANKLIN VALUEMARK FUNDS

STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)



                                                                                                        PRINCIPAL
   SMALL CAP FUND                                                                                         AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
(f)REPURCHASE AGREEMENT 6.1%
   Joint Repurchase Agreement, 4.767%, 7/01/99, (Maturity Value $18,108,725) (COST $18,106,327) ...   $  18,106,327   $  18,106,327
     Barclays Capital Inc. (Maturity Value $2,284,235)
     Bear, Stearns & Co. Inc. (Maturity Value $2,015,138)
     Chase Securities Inc. (Maturity Value $373,040)
     CIBC Oppenheimer Corp. (Maturity Value $2,284,235)
     Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $1,612,401)
     Dresdner Kleinwort Benson, North America LLC (Maturity Value $1,612,401)
     Goldman, Sachs & Co. (Maturity Value $805,837)
     NationsBanc Montgomery Securities LLC (Maturity Value $1,612,401)
     Paine Webber Inc. (Maturity Value $1,612,401)
     Paribas Corp. (Maturity Value $1,612,401)
     Warburg Dillon Read LLC (Maturity Value $2,284,235)
       Collateralized by U.S. Treasury Bills & Notes
                                                                                                                      -------------
   TOTAL INVESTMENTS (COST $264,452,828) 103.0% ...................................................                     308,214,018
   OTHER ASSETS, LESS LIABILITIES (3.0%) ..........................................................                      (8,958,782)
                                                                                                                      -------------
   NET ASSETS 100.0% ..............................................................................                   $ 299,255,236
                                                                                                                      =============




(a)Non-income producing.

(f)See Note 1(c) regarding joint repurchase agreement.



                       See notes to financial statements.



FRANKLIN VALUEMARK FUNDS

STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)


                                                                                                     SHARES/
                                                                                                    WARRANTS
   TEMPLETON DEVELOPING MARKETS EQUITY FUND                         INDUSTRY                        & RIGHTS          VALUE
------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 98.6%
   ARGENTINA 4.3%
(a)Atanor Cia Nacional Para la Industria Quimica SA, D ........     Chemicals                          152,050     $    74,512
   Banco de Galicia y Buenos Aires SA de CV, B ................     Banking                             59,765         306,625
(a)Buenos Aires Embotelladora SA, B, ADR ......................     Beverages & Tobacco                 56,200           3,541
(a)Capex SA, A ................................................     Utilities Electrical & Gas          48,735         284,153
(a)Molinos Rio de la Plata SA, B ..............................     Food & Household Products          923,413       1,551,489
   Perez Companc SA, B ........................................     Energy Sources                     295,695       1,700,416
   Quilmes Industrial SA, ADR .................................     Beverages & Tobacco                144,600       1,789,427
(a)Sociedad Comercial del Plata Cadelplata Come ...............     Multi-Industry                   1,140,960         438,172
   Telecom Argentina Stet-France SA, ADR ......................     Telecommunications                  34,200         914,850
   Telefonica De Argentina SA, ADR ............................     Telecommunications                  34,610       1,085,889
                                                                                                                   -----------
                                                                                                                     8,149,074
                                                                                                                   -----------
   AUSTRIA 1.0%
   Austria Tabak AG ...........................................     Beverages & Tobacco                  7,000         407,858
   Bank Austria AG ............................................     Banking                             19,810       1,041,879
   OMV AG .....................................................     Energy Sources                       5,300         472,720
                                                                                                                   -----------
                                                                                                                     1,922,457
                                                                                                                   -----------
   BRAZIL 10.0%
   Aracruz Celulose SA, ADR ...................................     Forest Products & Paper            119,000       2,618,000
   Banco Bradesco SA ..........................................     Banking                         59,329,083         236,978
   Banco Bradesco SA, pfd .....................................     Banking                         40,276,150         206,839
   Banco do Brasil SA .........................................     Banking                         75,902,976         303,178
   Brasmotor SA, pfd ..........................................     Multi-Industry                   3,246,000         259,124
   Centrais Eletricas Brasileiras SA (Electrobras) ............     Utilities Electrical & Gas      45,251,000         862,416
   Centrais Eletricas Brasileiras SA (Electrobras), B, pfd ....     Utilities Electrical & Gas     183,925,000       3,746,718
   Centrais Geradoras Do Sul Do Brasil SA, B, pfd .............     Utilities Electrical & Gas     209,667,000         169,887
   Cia Cervejaria Brahma, pfd .................................     Beverages & Tobacco                473,000         269,630
   Cia Energetica de Minas Gerais Cemig, Br., pfd .............     Utilities Electrical & Gas      40,185,000         848,643
(a)Cia Mesbla SA, pfd .........................................     Merchandising                    7,400,000          31,838
   Cia Vale do Rio Doce, A, pfd ...............................     Metals & Mining                     50,900       1,010,739
   Copene-Petroquimica do Nordeste SA, A, pfd .................     Chemicals                        2,864,700         449,525
   Duratex SA, pfd. ...........................................     Forest Products & Paper         52,566,800       1,409,780
   Embratel Participacoes SA, pfd .............................     Telecommunications              15,877,000         222,867
   Investimentos Itau SA ......................................     Multi-Industry                      89,527          47,876
(a)Investimentos Itau SA, pfd .................................     Multi-Industry                   2,200,200       1,180,136
(a)Mannesmann SA ..............................................     Machinery & Engineering          2,048,500         151,607
(a)Mannesmann SA, pfd .........................................     Machinery & Engineering            307,200          23,226
   Tele Celular Sul Participacoes SA, pfd. ....................     Telecommunications              15,877,000          33,974
   Tele Centro Oeste Celular Participacoes SA, pfd. ...........     Telecommunications               2,629,000           3,345
   Tele Centro Sul Participacoes SA, pfd. .....................     Telecommunications              71,999,000         800,720
   Tele Leste Celular Participacoes SA, pfd. ..................     Telecommunications              15,877,000           9,513
   Tele Nordeste Celular Participacoes SA, pfd. ...............     Telecommunications              15,877,000          21,924
   Tele Norte Celular Participacoes SA, pfd. ..................     Telecommunications              15,877,000           9,060
   Tele Norte Leste Participacoes SA, pfd. ....................     Telecommunications              55,911,000       1,027,295
   Tele Sudeste Celular Participacoes SA, pfd. ................     Telecommunications             109,402,000         627,383
   Telemig Celular Participacoes SA, pfd. .....................     Telecommunications              15,877,000          20,203
   Telesp Celular Participacoes SA, pfd. ......................     Telecommunications              15,877,000         168,509
   Telesp Participacoes SA, ADR ...............................     Telecommunications                  47,500       1,086,563
   Telesp Participacoes SA, pfd. ..............................     Telecommunications              15,877,000         375,975
   Unibanco Uniao de Bamncos Brasileiros SA ...................     Banking                         15,439,000         704,776
                                                                                                                   -----------
                                                                                                                    18,938,247
                                                                                                                   -----------
   CHILE 2.8%
   Cia Cervecerias Unidas SA, ADR .............................     Beverages & Tobacco                 15,000         429,375
   Compania de Telecomunicaciones de Chile SA, ADR ............     Telecommunications                 105,300       2,606,175
   Empresa Nacional de Electricidad SA, ADR ...................     Electrical & Electronics           103,142       1,250,597
   Enersis SA, ADR ............................................     Utilities Electrical & Gas          26,642         609,436
   Quinenco SA, ADR ...........................................     Multi-Industry                      47,900         449,063
                                                                                                                   -----------
                                                                                                                     5,344,646
                                                                                                                   -----------

FRANKLIN VALUEMARK FUNDS

STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)


                                                                                                        SHARES/
                                                                                                       WARRANTS
   TEMPLETON DEVELOPING MARKETS EQUITY FUND                         INDUSTRY                           & RIGHTS        VALUE
--------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   CHINA 1.6%
   China Vanke Co. Ltd., B ....................................     Real Estate                      2,857,867      $  1,919,033
   Shandong Huaneng Power Development Co. Ltd., ADR ...........     Utilities Electrical & Gas          96,500           500,594
(a)Shanghai Dazhong Taxi Shareholding Co. Ltd., B .............     Transportation                     455,300           309,604
   Shanghai Petrochemical Co. Ltd., H .........................     Chemicals                        1,060,500           250,129
                                                                                                                    ------------
                                                                                                                       2,979,360
                                                                                                                    ------------
   COLOMBIA .7%
   Bavaria SA .................................................     Beverages & Tobacco                202,807           753,258
   Cementos Argos SA ..........................................     Building Materials & Components    255,000           662,105
                                                                                                                    ------------
                                                                                                                       1,415,363
                                                                                                                    ------------
(a)CZECH REPUBLIC 2.1%
   CEZ AS .....................................................     Utilities Electrical & Gas       1,408,880         2,899,671
   SPT Telecom AS .............................................     Telecommunications                  66,310         1,076,554
                                                                                                                    ------------
                                                                                                                       3,976,225
                                                                                                                    ------------
   GHANA .1%
   Ashanti Goldfields Co. Ltd., GDR ...........................     Metals & Mining                     21,164           146,825
                                                                                                                    ------------
   HONG KONG 6.4%
   Cheung Kong Holdings Ltd. ..................................     Multi-Industry                     276,000         2,454,487
   Citic Pacific Ltd. .........................................     Multi-Industry                     458,000         1,460,977
   Dairy Farm International Holdings Ltd. .....................     Merchandising                      237,772           285,326
   Hang Lung Development Co. Ltd. .............................     Real Estate                        980,000         1,212,551
   Hong Kong & Shanghai Hotels Ltd. ...........................     Leisure & Tourism                  568,000           483,164
   Hong Kong Electric Holdings Ltd. ...........................     Utilities Electrical & Gas         168,682           543,515
   Hong Kong Land Holdings Ltd. ...............................     Real Estate                          5,000             8,100
   HSBC Holdings PLC ..........................................     Banking                             41,078         1,498,299
   Jardine Matheson Holdings Ltd. .............................     Multi-Industry                     240,815         1,204,075
   New World Development Co. Ltd. .............................     Real Estate                        827,632         2,480,064
   Sun Hung Kai Properties Ltd. ...............................     Real Estate                         54,739           499,144
                                                                                                                    ------------
                                                                                                                      12,129,702
                                                                                                                    ------------
   HUNGARY 1.2%
   Borsodchem RT ..............................................     Chemicals                           29,330           711,600
   Gedeon Richter Ltd. ........................................     Health & Personal Care              10,180           442,966
   Matav RT ...................................................     Telecommunications                  13,800            74,625
   Mol Magyar Olay-Es Gazipari RT .............................     Energy Sources                      21,800           525,442
   Tiszai Vegyi Kombinat RT ...................................     Chemicals                           44,001           460,239
                                                                                                                    ------------
                                                                                                                       2,214,872
                                                                                                                    ------------
   INDIA .8%
   Bajaj Auto Ltd. ............................................     Automobiles                             25               312
(a)Bank of Baroda .............................................     Banking                                100               151
   Hindustan Petroleum Corporation Ltd. .......................     Energy Sources                      35,600           204,021
   Indian Aluminium Co Ltd ....................................     Metals & Mining                     45,000            63,565
   Indian Petrochemicals Corp. Ltd. ...........................     Chemicals                              100               237
   Larsen and Toubro Ltd. .....................................     Multi-Industry                     120,924           798,978
  *National Aluminum Co Ltd., 14.50%, 3/08/05 .................     Metals & Mining                  3,085,500 INR        75,167
   Reliance Industries Ltd. ...................................     Chemicals                           87,500           356,568
   Tata Iron & Steel Co., Ltd. ................................     Metals & Mining                        100               323
                                                                                                                    ------------
                                                                                                                       1,499,322
                                                                                                                    ------------
   INDONESIA 4.9%
(a)Asia Pulp & Paper Co. Ltd., ADR ............................     Forest Products & Paper             82,900           797,913
(a)Asia Pulp & Paper Co. Ltd., wts., 7/27/00 ..................     Forest Products & Paper             18,340            48,143
   PT Gudang Garamm ...........................................     Beverages & Tobacco                226,000           613,827
(a)PT Indah Kiat Pulp & Paper Corp. ...........................     Forest Products & Paper          3,938,000         1,830,298
(a)PT Indocement Tunggal Prakarsa .............................     Building Materials & Components  1,408,500           721,127
(a)PT Indofoods Sukses Makmurr ................................     Food & Household Products          594,020           811,008
   PT Indosat .................................................     Telecommunications                 197,000           377,691
   PT Semen Gresik (Persero) ..................................     Building Materials & Components    338,617           737,728
   PT Tambang Timah ...........................................     Metals & Mining                  1,002,000           873,203



FRANKLIN VALUEMARK FUNDS

STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)


                                                                                                          SHARES/
                                                                                                         WARRANTS
   TEMPLETON DEVELOPING MARKETS EQUITY FUND                         INDUSTRY                             & RIGHTS          VALUE
----------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   INDONESIA (CONT.)
   PT Telekomunikasi Indonesia (Persero), B ...................     Telecommunications                   3,348,260     $ 1,945,249
(a)PT Tjiwi Kimia .............................................     Forest Products & Paper              1,520,926         585,396
                                                                                                                       -----------
                                                                                                                         9,341,583
                                                                                                                       -----------
   ISRAEL .3%
(a)Formula Systems (1985) Ltd. ................................     Data Processing & Reproduction           9,780         296,868
   Koor Industries Ltd. .......................................     Multi-Industry                           2,686         309,692
                                                                                                                       -----------
                                                                                                                           606,560
                                                                                                                       -----------
   MALAYSIA 4.1%
   Boustead Holdings Bhd ......................................     Food & Household Products              384,000         349,642
   Federal Flour Mills Bhd ....................................     Food & Household Products               99,000          93,789
   Genting Bhd ................................................     Leisure & Tourism                      326,400       1,245,474
   Golden Hope Plantations Bhd ................................     Misc Materials & Commodities            37,000          31,742
   Hong Leong Industries Bhd ..................................     Multi-Industry                         336,200         396,362
   Island & Peninsula Bhd .....................................     Real Estate                            454,000         444,442
   Kian Joo Can Factory Bhd ...................................     Industrial Components                   59,000         107,132
(a)Leader Universal Holdings Bhd ..............................     Industrial Components                  982,000         410,889
   Malaysian Airlines System Bhd ..............................     Transportation                         197,000         269,579
   Malaysian International Shipping Corp., fgn ................     Transportation                         207,666         379,810
   Oriental Holdings Bhd ......................................     Automobiles                             45,000         123,158
   Perlis Plantations Bhd .....................................     Multi-Industry                         374,500         437,574
   Perusahaan Otomobil Nasional Bhd ...........................     Automobiles                            214,000         495,579
   Public Bank Bhd ............................................     Banking                                149,000         113,318
   Public Bank Bhd., fgn ......................................     Banking                                 20,000          20,947
   Resorts World Bhd ..........................................     Leisure & Tourism                      789,000       1,858,303
   Shangri La Hotels (Malaysia) Bhd ...........................     Leisure & Tourism                      886,000         324,089
   Tanjong PLC ................................................     Recreation & Other Consumer Goods      214,000         532,184
   Technology Resources Industries Bhd ........................     Multi-Industry                         104,000          84,842
                                                                                                                       -----------
                                                                                                                         7,718,855
                                                                                                                       -----------
   MEXICO 13.6%
   Cemex SA ...................................................     Building Materials & Components         54,810         271,855
   Cemex SA, B ................................................     Building Materials & Components      1,454,500       7,253,086
(a)Cifra SA de CV, V ..........................................     Merchandising                          209,000         419,562
(a)Coca Cola Femsa SA de CV, L, ADR ...........................     Beverages & Tobacco                     45,000         871,875
   DESC SA de CV DESC, B ......................................     Multi-Industry                         460,170         506,113
   Fomento Economico Mexicano SA de CV Fems ...................     Beverages & Tobacco                      5,000         199,375
(a)Grupo Financiero Banamex Accival SA de CV ..................     Banking                              1,250,885       3,205,685
   Panamerican Beverages Inc., A ..............................     Food & Household Products                2,900          69,056
   Telefonos de Mexico SA (Telmex), ADR .......................     Telecommunications                     144,800      11,701,650
   Vitro SA de CV, A ..........................................     Food & Household Products              718,349       1,239,564
                                                                                                                       -----------
                                                                                                                        25,737,821
                                                                                                                       -----------
   PAKISTAN .5%
   Pakistan Telecommunications Corp., A .......................     Telecommunications                   2,222,000         854,781
                                                                                                                       -----------
   PERU .9%
   Telefonica del Peru SA, ADR ................................     Telecommunications                     109,500       1,656,188
                                                                                                                       -----------
   PHILIPPINES 1.5%
   Petron Corp. ...............................................     Energy Sources                       3,695,000         393,292
   Philippine Long Distance Telephone Co., ADR ................     Telecommunications                      71,700       2,159,963
   San Miguel Corp., B ........................................     Food & Household Products              132,700         289,464
(a)Southeast Asia Cement Holdings Inc. ........................     Building Materials & Components      1,772,577          25,622
                                                                                                                       -----------
                                                                                                                         2,868,341
                                                                                                                       -----------
   POLAND .5%
   Bank Slaski SA W Katowicach ................................     Banking                                    700          34,255
   Telekomunikacja Polska SA ..................................     Telecommunications                      40,416         283,278
   Warta SA ...................................................     Insurance                               28,395         557,261
                                                                                                                       -----------
                                                                                                                           874,794
                                                                                                                       -----------



FRANKLIN VALUEMARK FUNDS

STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)


                                                                                                      SHARES/
                                                                                                     WARRANTS
   TEMPLETON DEVELOPING MARKETS EQUITY FUND                         INDUSTRY                         & RIGHTS         VALUE
------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   RUSSIA .5%
   GAZ Auto Works .............................................     Automobiles                          1,310     $    46,164
   Irkutskenergo ..............................................     Utilities Electrical & Gas         439,500          44,741
   Irkutskenergo, ADR .........................................     Utilities Electrical & Gas           7,000          35,630
   Lukoil Holdings, ADR .......................................     Energy Sources                       3,360         133,056
   Mosenergo ..................................................     Utilities Electrical & Gas       2,052,000          91,930
   Mosenergo, ADR .............................................     Utilities Electrical & Gas           3,000          13,500
(a)Rostelecom .................................................     Telecommunications                   2,000           3,160
(a)Rostelecom, ADR ............................................     Telecommunications                  11,900         116,769
   Unified Energy Systems .....................................     Utilities Electrical & Gas         610,600          53,428
   Unified Energy Systems, ADR ................................     Utilities Electrical & Gas          12,000         105,900
(a)Vimpel Communications, ADR .................................     Telecommunications                  10,950         253,903
                                                                                                                   -----------
                                                                                                                       898,181
                                                                                                                   -----------
   SINGAPORE 9.6%
   City Developments Ltd. .....................................     Real Estate                        367,500       2,352,863
   Cycle & Carriage Ltd. ......................................     Automobiles                         45,000         259,031
   First Capital Corp. Ltd. ...................................     Real Estate                        262,000         407,812
   Fraser and Neave Ltd. ......................................     Beverages & Tobacco                445,000       1,973,421
   Hai Sun Hup Group Ltd. .....................................     Transportation                   1,315,000         780,117
   Inchcape Motors Ltd. .......................................     Wholesale & International Trade    163,000         262,332
   Jurong Shipyard Ltd. .......................................     Machinery & Engineering            224,000       1,098,620
   Keppel Corp., Ltd. .........................................     Transportation                     725,000       2,469,897
   Natsteel Ltd. ..............................................     Metals & Mining                  1,008,000       1,764,370
   Overseas Chinese Banking Corp. Ltd., fgn ...................     Banking                            198,000       1,651,454
   Overseas Union Enterprise Ltd. .............................     Leisure & Tourism                  173,400         549,991
   Sembcorp Industries Ltd. ...................................     Multi-Industry                   1,119,769       1,775,845
   United Industrial Corporation Ltd. .........................     Real Estate                      1,371,000         926,079
   United Overseas Bank Ltd., fgn .............................     Banking                            284,000       1,985,081
                                                                                                                   -----------
                                                                                                                    18,256,913
                                                                                                                   -----------
   SLOVAK REPUBLIC .2%
   Nafta Gbely AS .............................................     Utilities Electrical & Gas           4,800          63,378
(a)Slovnaft AS ................................................     Chemicals                           28,010         369,836
(a)Vychodoslovenske Zeleziarne AS .............................     Metals & Mining                      8,400          34,421
                                                                                                                   -----------
                                                                                                                       467,635
                                                                                                                   -----------
   SOUTH AFRICA 10.4%
   Anglo American PLC .........................................     Metals & Mining                     68,395       3,196,187
   Barlow Ltd. ................................................     Multi-Industry                     205,300       1,183,932
   CG Smith Ltd. ..............................................     Multi-Industry                     618,600       1,778,558
   De Beers/Centenary Linked Units ............................     Misc Materials & Commodities        66,740       1,599,238
   Firstrand Ltd. .............................................     Insurance                           79,000          90,331
   Iscor Ltd. .................................................     Metals & Mining                  3,395,912       1,063,597
   Kersaf Investments Ltd. ....................................     Leisure & Tourism                    2,000           8,949
(a)Liberty International PLC ..................................     Insurance                           27,075         179,241
   Liberty Life Association of Africa Ltd. ....................     Insurance                           62,070         795,097
   Palabora Mining Co. Ltd. ...................................     Metals & Mining                    114,000         812,329
   Rembrandt Group Ltd. .......................................     Multi-Industry                     156,170       1,301,740
   Sappi Ltd. .................................................     Forest Products & Paper            311,651       2,282,703
   Sasol Ltd. .................................................     Energy Sources                     378,900       2,703,065
   South African Breweries PLC ................................     Beverages & Tobacco                251,244       2,181,653
   Tongaat-Hulett Group Ltd. ..................................     Multi-Industry                      96,043         587,288
                                                                                                                   -----------
                                                                                                                    19,763,908
                                                                                                                   -----------
   SOUTH KOREA 5.7%
   Hana Bank ..................................................     Banking                             27,132         398,483
   Hana Bank, GDR, Reg S ......................................     Banking                             94,732       1,364,141
   Korea Electric Power Corp. .................................     Utilities Electrical & Gas          83,100       3,453,227
   LG Electronics Inc. ........................................     Electrical & Electronics            13,900         384,276
   Pohang Iron & Steel Co. Ltd., ADR ..........................     Metals & Mining                     15,500         521,188
   Samsung Display Devices Ltd. ...............................     Electrical & Electronics            27,586       1,501,441
   Samsung Electronics Co. Ltd. ...............................     Electrical & Electronics            19,481       2,137,440
(a)Samsung Heavy Industries Co. Ltd. ..........................     Machinery & Engineering            190,082       1,034,572



FRANKLIN VALUEMARK FUNDS

STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)


                                                                                                             SHARES/
                                                                                                            WARRANTS
   TEMPLETON DEVELOPING MARKETS EQUITY FUND                              INDUSTRY                           & RIGHTS        VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   SOUTH KOREA (CONT.)
   SK Corp. ...........................................................  Energy Sources                          1,410  $     40,564
   Tong Yang Merchant Bank ............................................  Financial Services                        118           731
                                                                                                                        ------------
                                                                                                                          10,836,063
                                                                                                                        ------------
   THAILAND 8.5%
   Advanced Info Service Public Co. Ltd., fgn .........................  Telecommunications                    100,300     1,360,000
   American Standard Sanitaryware Public Co. Ltd., fgn ................  Building Materials & Components        30,800       154,522
(a)Bangkok Bank Public Co. Ltd. .......................................  Banking                               922,400     2,013,646
(a)Bangkok Bank Public Co. Ltd., fgn ..................................  Banking                                23,000        86,075
(a)Chareon Pokphand Feedmill Public Co. Ltd., fgn .....................  Food & Household Products             511,500       832,271
(a)Hana Microelectronics Co. Ltd., fgn ................................  Electrical & Electronics              160,400       482,831
   Hua Thai Manufacturing Public Co. Ltd., fgn ........................  Textiles & Apparel                      8,000        11,260
   Industrial Finance Corp. of Thailand, fgn ..........................  Financial Services                  1,078,700       687,443
(a)Land and House Public Co. Ltd., fgn ................................  Real Estate                             5,800        10,538
(a)Siam Cement Public Co. Ltd. ........................................  Building Materials & Components        68,100     1,277,972
(a)Siam Commercial Bank, cvt., 144A, 5.25%, fgn., pfd .................  Banking                                40,000        56,949
   Siam Makro Public Company Ltd., fgn ................................  Merchandising                         376,000       715,802
(a)Telecomasia Corp. Public Co. Ltd., fgn .............................  Telecommunications                     54,000        54,549
(a)Thai Airways International Public Co. Ltd., fgn ....................  Transportation                        408,700       802,437
(a)Thai Farmers Bank Public Co. Ltd. ..................................  Banking                             1,984,200     3,981,852
(a)Thai Farmers Bank Public Co. Ltd., fgn .............................  Banking                               569,800     1,761,551
(a)Total Access Communication Public Co. Ltd. .........................  Telecommunications                    419,800     1,343,360
(a)United Communications Industries, fgn ..............................  Telecommunications                    471,700       535,979
                                                                                                                        ------------
                                                                                                                          16,169,037
                                                                                                                        ------------
   TURKEY 4.1%
   Akbank .............................................................  Banking                           332,362,112     4,882,815
   Anadolu Anonim Turk Sigorta Sirketi, Br ............................  Insurance                          28,898,000       126,680
(a)Arcelik AS, Br .....................................................  Appliances & Household Durables    14,110,456       501,533
(a)Erciyas Biracilik ..................................................  Food & Household Products           8,638,000       198,542
(a)Eregli Demir ve Celik Fabrikalari AS ...............................  Metals & Mining                    57,961,000       810,317
   Haci Omer Sabanci Holding AS, ADR, 144A ............................  Multi-Industry                        150,100       818,045
(a)Tofas Turk Otomobil Fabrikasi AS ...................................  Automobiles                        17,732,561        70,380
(a)Tofas Turk Otomobil Fabrikasi AS, rts ..............................  Automobiles                        14,186,035        39,329
(a)Turkiye Garanti Bankasi AS .........................................  Banking                            40,231,380       300,291
                                                                                                                        ------------
                                                                                                                           7,747,932
                                                                                                                        ------------
   VENEZUELA 2.3%
   Compania Anonima Nacional Telefonos de Venezuela, ADR ..............  Telecommunications                     54,700     1,490,575
   Electricidad De Caracas Saica Saca, ADR ............................  Utilities Electrical & Gas             95,528     1,869,626
   Mavesa SA, ADR .....................................................  Food & Household Products             306,300       995,475
                                                                                                                        ------------
                                                                                                                           4,355,676
                                                                                                                        ------------
   TOTAL LONG TERM INVESTMENTS (COST $175,744,154) ....................                                                  186,870,361
                                                                                                                        ------------


                                                                                                           PRINCIPAL
                                                                                                             AMOUNT
                                                                                                             ------
(d)SHORT TERM INVESTMENTS (COST $711,331) .4%
   U.S. Treasury Bills, 4.59% to 4.81%, with maturities to 12/02/99 ...                                   $    729,000       717,422
                                                                                                                        ------------
   TOTAL INVESTMENTS (COST $176,455,485) 99.0% ........................                                                  187,587,783
   OTHER ASSETS, LESS LIABILITIES 1.0% ................................                                                    1,802,110
                                                                                                                        ------------
   TOTAL NET ASSETS 100.0% ............................................                                                 $189,389,893
                                                                                                                        ============




See glossary of currency abbreviations on page 136.

*Securities traded in U.S. dollars unless otherwise indicated.

(a)Non-income producing.

(d)Securities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the fund.



                       See notes to financial statements.


FRANKLIN VALUEMARK FUNDS

STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)




   TEMPLETON GLOBAL ASSET ALLOCATION FUND                   COUNTRY                SHARES            VALUE
-------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 63.7%
   AEROSPACE & MILITARY TECHNOLOGY 6.2%
   Alvis PLC ...................................         United Kingdom            140,990         $  382,243
   Boeing Co. ..................................         United States              21,217            937,526
   Hong Kong Aircraft Engineering Co. Ltd. .....           Hong Kong               363,200            702,166
   Kaman Corp., A ..............................         United States              40,300            632,206
   Raytheon Co., A .............................         United States              17,615          1,213,233
   Rolls-Royce PLC .............................         United Kingdom            121,085            512,935
                                                                                                   ----------
                                                                                                    4,380,309
                                                                                                   ----------
   APPLIANCES & HOUSEHOLD DURABLES .9%
   Laox Co. Ltd. ...............................             Japan                  70,000            607,237
                                                                                                   ----------
   AUTOMOBILES .3%
   Delphi Automotive Systems Corp. .............         United States               1,887             35,030
   General Motors Corp. ........................         United States               2,700            178,200
                                                                                                   ----------
                                                                                                      213,230
                                                                                                   ----------
(a)BANKING 2.0%
   Banca Nazionale Del Lavoro SpA ..............             Italy                 225,160            710,054
   Bangkok Bank Public Co. Ltd., fgn ...........            Thailand               193,400            723,775
                                                                                                   ----------
                                                                                                    1,433,829
                                                                                                   ----------
   BUILDING MATERIALS & COMPONENTS 1.5%
   Caradon PLC .................................         United Kingdom            295,300            695,869
   Gujarat Ambuja Cements Ltd. .................             India                     200              1,476
   Gujarat Ambuja Cements Ltd., GDR, 144A ......             India                  14,600            119,720
   Plettac AG ..................................            Germany                  5,192            263,428
                                                                                                   ----------
                                                                                                    1,080,493
                                                                                                   ----------
   BUSINESS & PUBLIC SERVICES .8%
   Columbia HCA Healthcare Corp. ...............         United States              13,600            310,250
(a)Humana Inc. .................................         United States              18,200            235,463
(a)Lifepoint Hospitals Inc. ....................         United States                 716              9,618
(a)Triad Hospitals Inc. ........................         United States                 715              9,653
                                                                                                   ----------
                                                                                                      564,984
                                                                                                   ----------
   CHEMICALS 1.0%
   Akzo Nobel NV ...............................          Netherlands               12,105            509,316
   Shanghai Petrochemical Co. Ltd., H ..........             China                 834,000            196,707
                                                                                                   ----------
                                                                                                      706,023
                                                                                                   ----------
(a)DATA PROCESSING & REPRODUCTION 1.0%
   3Com Corp. ..................................         United States              25,400            677,863
                                                                                                   ----------
   ELECTRICAL & ELECTRONICS 3.5%
   General Electric Co. PLC ....................         United Kingdom            101,500          1,031,927
   Koninklijke Philips Electronics NV ..........          Netherlands               10,396          1,025,448
   Motorola Inc. ...............................         United States               4,310            408,373
                                                                                                   ----------
                                                                                                    2,465,748
                                                                                                   ----------
   ENERGY EQUIPMENT & SERVICES .8%
   Sunoco Inc. .................................         United States              17,500            528,281
                                                                                                   ----------
   ENERGY SOURCES 1.0%
   MOL Magyar Olay-Es Gazipari RT, GDS, 144A ...            Hungary                 12,107            289,963
(a)Rao Gazprom, Reg S, ADR .....................             Russia                 14,201            160,116
   Societe Elf Aquitaine SA, Br ................             France                  1,805            264,877
                                                                                                   ----------
                                                                                                      714,956
                                                                                                   ----------
   FINANCIAL SERVICES 3.0%
   AXA SA ......................................             France                 11,271          1,375,022
   ING Groep NV ................................          Netherlands               13,432            727,215
                                                                                                   ----------
                                                                                                    2,102,237
                                                                                                   ----------


FRANKLIN VALUEMARK FUNDS

STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)




   TEMPLETON GLOBAL ASSET ALLOCATION FUND                              COUNTRY               SHARES             VALUE
------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   FOOD & HOUSEHOLD PRODUCTS .7%
   Archer-Daniels Midland Co. .............................         United States              29,547         $  456,132
                                                                                                              ----------
   FOREST PRODUCTS & PAPER 1.0%
   Cartiere Burgo SpA .....................................             Italy                  34,500            221,615
   Georgia Pacific Corp. ..................................         United States               5,000            236,875
   Mo Och Domsjoe AB, B ...................................             Sweden                  9,575            222,989
                                                                                                              ----------
                                                                                                                 681,479
                                                                                                              ----------
   HEALTH & PERSONAL CARE .6%
   Rhone-Poulenc SA, A ....................................             France                  9,870            451,005

   INDUSTRIAL COMPONENTS 1.3%
   Goodyear Tire & Rubber Co. .............................         United States               3,600            211,725
   Madeco Manufacturera de Cobre SA, ADR ..................             Chile                  18,685            189,186
   Weir Group PLC .........................................         United Kingdom            123,370            517,266
                                                                                                              ----------
                                                                                                                 918,177
                                                                                                              ----------
   INSURANCE 10.1%
   Ace Ltd. ...............................................            Bermuda                 25,200            711,900
   Aetna Inc. .............................................         United States               7,190            643,056
   AXA China Region Ltd. ..................................           Hong Kong               489,000            390,754
   Partnerre Ltd. .........................................            Bermuda                 17,500            654,063
   Reinsurance Australia Corp. Ltd. .......................           Australia               375,684            313,319
   Reliastar Financial Corp. ..............................         United States              18,310            801,063
   SCOR SA ................................................             France                 18,000            892,853
   Torchmark Corp. ........................................         United States              22,400            764,400
   UNUM Corp. .............................................         United States              18,530          1,014,518
   Waddell & Reed Financial Inc., B .......................         United States               5,485            148,095
   Zurich Allied AG .......................................          Switzerland                1,390            790,403
                                                                                                              ----------
                                                                                                               7,124,424
                                                                                                              ----------
   LEISURE & TOURISM .6%
   Mandarin Oriental International Ltd. ...................           Singapore               524,000            461,120
                                                                                                              ----------
   MACHINERY & ENGINEERING 3.3%
   Invensys PLC ...........................................         United Kingdom            186,454            883,160
   Makita Corp. ...........................................             Japan                  59,000            667,308
   Mckechnie Group PLC ....................................         United Kingdom            101,800            779,041
                                                                                                              ----------
                                                                                                               2,329,509
                                                                                                              ----------
   MERCHANDISING 1.4%
   Best Denki Co. Ltd. ....................................             Japan                  24,000            190,549
   David Jones Ltd. .......................................           Australia               345,909            338,857
   Matsuzakaya Co. Ltd. ...................................             Japan                 115,000            494,052
                                                                                                              ----------
                                                                                                               1,023,458
                                                                                                              ----------
   METALS & MINING 4.0%
   Anglo American Platinum Corp. Ltd. .....................          South Africa                 402              9,380
   Companhia Siderurgica Nacional Sid Nacional CSN ........             Brazil             16,300,000            430,171
   Companhia Siderurgica Nacional Sid Nacional CSN, ADR ...             Brazil                  7,700            202,125
   Elkem ASA, A ...........................................             Norway                 49,700            883,836
   Industrias Penoles SA ..................................             Mexico                168,200            490,321
   Pohang Iron & Steel Co. Ltd. ...........................          South Korea                6,690            834,046
                                                                                                              ----------
                                                                                                               2,849,879
                                                                                                              ----------
   MULTI-INDUSTRY 7.7%
   Alfa SA de CV, A .......................................             Mexico                127,251            531,968
   Broken Hill Proprietary Co. Ltd. .......................           Australia                75,894            879,100
   Cheung Kong Holdings Ltd. ..............................           Hong Kong                89,500            795,930
   Elementis PLC ..........................................         United Kingdom             82,194            136,683
   Hunting PLC ............................................         United Kingdom            261,410            607,767


FRANKLIN VALUEMARK FUNDS

STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)




   TEMPLETON GLOBAL ASSET ALLOCATION FUND                                 COUNTRY               SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   MULTI-INDUSTRY (CONT.)
   Hutchison Whampoa Ltd. ....................................           Hong Kong                 79,000         $   715,280
   Pilkington PLC ............................................         United Kingdom             454,300             643,977
   Saab AB, B ................................................             Sweden                  54,400             422,301
   Swire Pacific Ltd., B .....................................           Hong Kong                945,000             706,419
                                                                                                                  -----------
                                                                                                                    5,439,425
                                                                                                                  -----------
   REAL ESTATE 2.2%
   Highwoods Properties Inc. .................................         United States               16,600             455,463
   Hon Kwok Land Investment Co. Ltd. .........................           Hong Kong              1,226,456             126,458
   Rouse Co. .................................................         United States               13,500             342,563
   Summit Properties Inc. ....................................         United States               15,000             296,250
   Union du Credit Bail Immobilier Unibail ...................             France                   2,500             319,944
                                                                                                                  -----------
                                                                                                                    1,540,678
                                                                                                                  -----------
   RECREATION & OTHER CONSUMER GOODS .6%
   Yue Yuen Industrial (Holdings) Ltd. .......................           Hong Kong                190,140             438,661
                                                                                                                  -----------
   TELECOMMUNICATIONS 2.9%
   Hong Kong Telecommunications Ltd. .........................           Hong Kong                291,700             757,555
(a)Rostelecom, ADR ...........................................             Russia                  25,300             248,256
   Telecom Argentina Stet-France SA, ADR .....................           Argentina                  4,000             107,000
   Telefonica de Argentina SA, B, ADR ........................           Argentina                 13,120             411,640
   Telefonos de Mexico SA (Telmex), L, ADR ...................             Mexico                   6,709             542,171
                                                                                                                  -----------
                                                                                                                    2,066,622
                                                                                                                  -----------
   TEXTILES & APPAREL .7%
(a)Fruit of the Loom Inc., A .................................         United States               12,450             121,388
   Yizheng Chemical Fibre Co. Ltd., H ........................             China                1,332,000             347,642
                                                                                                                  -----------
                                                                                                                      469,030
                                                                                                                  -----------
   TRANSPORTATION 2.1%
   British Airways PLC .......................................         United Kingdom              71,020             490,878
   Singapore Airlines Ltd., fgn ..............................           Singapore                102,000             970,573
                                                                                                                  -----------
                                                                                                                    1,461,451
                                                                                                                  -----------
   UTILITIES ELECTRICAL & GAS 2.5%
   Hong Kong Electric Holdings Ltd. ..........................           Hong Kong                130,000             418,877
   Korea Electric Power Corp. ................................          South Korea                19,280             801,182
   National Grid Group PLC ...................................         United Kingdom              79,730             554,536
                                                                                                                  -----------
                                                                                                                    1,774,595
                                                                                                                  -----------
   TOTAL COMMON STOCKS (COST $41,199,212) ....................                                                     44,960,835
                                                                                                                  -----------
   PREFERRED STOCKS 2.0%
   Banco Bradesco SA, pfd ....................................             Brazil             121,758,350             625,293
   Cia Energetica de Minas Gerais Cemig, ADR, pfd ............             Brazil                   9,178             193,825
   Cia Vale do Rio Doce, A, pfd ..............................             Brazil                  13,400             266,088
   Cia Vale do Rio Doce, A, ADR, pfd .........................             Brazil                  15,100             299,846
   Coteminas Cia Tecidos Norte de Minas, pfd .................             Brazil                 599,000              50,586
(a)Empresa Nacional de Comercio Redito Participacoes, pfd ....             Brazil                 275,000                 237
                                                                                                                  -----------
   TOTAL PREFERRED STOCKS (COST $2,103,925) ..................                                                      1,435,875
                                                                                                                  -----------



                                                                                                 PRINCIPAL
                                                                                                  AMOUNT*
                                                                                                  -------
   BONDS 27.7%
   Buoni Poliennali del Tesoro, 10.50%, 7/15/00 ..............             Italy             $    581,013 EUR         643,626
   Fannie Mae, 5.25%, 1/15/09 ................................         United States              495,000             452,862
   Federal Republic of Germany, 5.25%, 2/21/01 ...............            Germany                 613,550 EUR         653,513
   Government of Australia, 10.00%, 10/15/07 .................           Australia                988,000 AUD         811,189



FRANKLIN VALUEMARK FUNDS

STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)




                                                                                                       PRINCIPAL
   TEMPLETON GLOBAL ASSET ALLOCATION FUND                                            COUNTRY            AMOUNT*          VALUE
---------------------------------------------------------------------------------------------------------------------------------
   BONDS (CONT.)
   Government of Canada, 7.00%, 12/01/06 ................................            Canada          $  470,000 CAD   $   350,244
   Government of Italy:
     cvt., 5.00%, 6/28/01 ...............................................             Italy             640,000         1,056,000
     7.75%, 11/01/06 ....................................................             Italy             723,038 EUR       894,981
   Government of New Zealand, 7.00%, 7/15/09 ............................          New Zealand          540,000 NZD       296,352
   Hypothekenbank In Essen AG, 5.25%, 1/22/08 ...........................            Germany          1,242,439 EUR     1,322,518
   Kingdom of Belgium, 6.25%, 3/28/07 ...................................            Belgium            677,989 EUR       775,524
   Kingdom of Denmark, 7.00%, 11/15/07 ..................................            Denmark          2,867,000 DKK       459,768
   Protexa Construcciones SA de CV, 144A, 12.125%, 7/24/02 ..............            Mexico             100,000            80,500
   PT Indah Kiat Finance Mauritius Ltd., 10.00%, 7/01/07 ................           Indonesia           300,000           204,000
   Republic of Argentina, Reg S, 11.75%, 2/12/07 ........................           Argentina           100,000 ARS        80,383
   Republic of Ecuador:
     Reg S, 11.25%, 4/25/02 .............................................            Ecuador            450,000           280,125
     144A, 11.25%, 4/25/02 ..............................................            Ecuador            275,000           171,188
   Republic of Turkey, 12.375%, 6/15/09 .................................            Turkey              35,000            34,738
   Republic of Venezuela:
     144A, 9.125%, 6/18/07 ..............................................           Venezuela           100,000            76,000
     Reg S, 9.125%, 6/18/07 .............................................           Venezuela           600,000           456,000
   SEI Holdings IX Inc., 144A, 11.00%, 11/30/00 .........................      Trinidad and Tobago      170,000           176,800
   Kingdom of Sweden, 6.0%, 2/09/05 .....................................            Sweden           5,500,000 SEK       688,212
   U.S. Treasury Notes:
     8.50%, 2/15/00 .....................................................         United States         880,000           898,150
     6.25%, 8/31/00 .....................................................         United States       1,010,000         1,019,469
     4.50%, 1/31/01 .....................................................         United States       2,000,000         1,970,626
     7.25%, 8/15/04 .....................................................         United States         576,000           612,000
     5.25%, 11/15/28 ....................................................         United States       2,000,000         1,770,626
   United Kingdom:
     6.50%, 12/07/03 ....................................................        United Kingdom         880,000 GBP     1,476,284
     7.50%, 12/07/06 ....................................................        United Kingdom         280,000 GBP       497,620
   United Mexican States:
     9.75%, 2/06/01 .....................................................            Mexico             620,000           646,195
     11.375%, 9/15/16 ...................................................            Mexico             430,000           462,465
     11.50%, 5/15/26 ....................................................            Mexico             220,000           245,843
                                                                                                                      -----------
   TOTAL BONDS (COST $20,689,242) .......................................                                              19,563,801
                                                                                                                      -----------
   TOTAL LONG TERM INVESTMENTS (63,992,379) .............................                                              65,960,511
                                                                                                                      -----------
(g)REPURCHASE AGREEMENTS 6.0%
   CIBC Oppenheimer Corp., 4.80%, 7/01/99 (Maturity Value $2,100,280)
     Collateralized by U.S. Treasury Notes & Bonds ......................         United States       2,100,000         2,100,000
   Deutsche Bank AG, 4.75%, 7/01/99 (Maturity Value $2,120,280)
     Collateralized by U.S. Treasury Notes & Bonds ......................         United States       2,120,000         2,120,000
                                                                                                                      -----------
   TOTAL REPURCHASE AGREEMENTS (COST $4,220,000) ........................                                               4,220,000
                                                                                                                      -----------
   TOTAL INVESTMENTS (COST $68,212,379) 99.4% ...........................                                              70,180,511
   NET EQUITY IN FORWARD CONTRACTS ......................................                                                   5,130
   OTHER ASSETS, LESS LIABILITIES .6% ...................................                                                 410,604
                                                                                                                      -----------
   TOTAL NET ASSETS 100.0% ..............................................                                             $70,596,245
                                                                                                                      ===========



See glossary of currency abbreviations on page 136.


*Securities traded in U.S. dollars unless otherwise indicated.

(a)Non-income producing.

(g)See Note 1(c) regarding repurchase agreements.


                       See notes to financial statements.


FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)

 TEMPLETON GLOBAL GROWTH FUND                                       COUNTRY                    SHARES              VALUE
---------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS 90.8%
    AEROSPACE & MILITARY TECHNOLOGY 3.7%
    Boeing Co. ...........................................         United States               210,769         $  9,313,355
(a) Fairchild Corp., A ...................................         United States               204,957            2,613,202
    Raytheon Co., A ......................................         United States               222,644           15,334,606
                                                                                                               ------------
                                                                                                                 27,261,163
                                                                                                               ------------

    APPLIANCES & HOUSEHOLD DURABLES .9%
    Laox Co. Ltd. ........................................             Japan                   725,000            6,289,243
                                                                                                               ------------
    AUTOMOBILES 4.4%
    Autoliv Inc., SDR ....................................             Sweden                  246,100            7,497,048
    Delphi Automotive Systems Corp. ......................         United States                41,935              778,418
    Fiat SpA .............................................             Italy                 1,919,720            6,101,451
    Ford Motor Co. .......................................         United States                90,000            5,079,375
    General Motors Corp. .................................         United States                60,000            3,960,000
    Volkswagen AG ........................................            Germany                   63,000            4,065,082
    Volvo AB, B ..........................................             Sweden                  171,900            4,983,927
                                                                                                               ------------
                                                                                                                 32,465,301
                                                                                                               ------------

    BANKING 2.9%
    HSBC Holdings PLC ....................................           Hong Kong                 223,724            8,160,216
    Kookmin Bank GDR, 144A ...............................          South Korea                293,927            5,981,414
    Merita AS ............................................            Finland                  320,600            1,821,704
    Shinhan Bank Co. Ltd. ................................          South Korea                169,682            1,905,711
    Unibanco Uniao de Bancos Brasileiros SA, GDR .........             Brazil                  149,000            3,585,313
                                                                                                               ------------
                                                                                                                 21,454,358
                                                                                                               ------------

    BUILDING MATERIALS & COMPONENTS 2.8%
    Caradon PLC ..........................................         United Kingdom            2,752,600            6,486,455
    Nichiha Corp. ........................................             Japan                   193,500            2,047,864
    Okumura Corp. ........................................             Japan                 2,093,000            7,781,312
(a) Siam City Cement Public Co. Ltd., fgn ................            Thailand               1,057,641            4,359,632
                                                                                                               ------------
                                                                                                                 20,675,263
                                                                                                               ------------

(a) BUSINESS & PUBLIC SERVICES .5%
    Complete Business Solutions Inc. .....................         United States                23,600              423,325
    Humana Inc. ..........................................         United States               250,000            3,234,375
                                                                                                               ------------
                                                                                                                  3,657,700
                                                                                                               ------------

    CHEMICALS 1.1%
    BASF AG ..............................................            Germany                   70,900            3,114,716
    Kemira OY ............................................            Finland                  847,900            5,123,950
                                                                                                               ------------
                                                                                                                  8,238,666
                                                                                                               ------------

(a) DATA PROCESSING & REPRODUCTION 1.1%
    3Com Corp. ...........................................         United States               220,600            5,887,263
    Newbridge Networks Corp. .............................             Canada                   74,000            2,127,500
                                                                                                               ------------
                                                                                                                  8,014,763
                                                                                                               ------------

    ELECTRICAL & ELECTRONICS 4.7%
(a) ABB Ltd. .............................................             Sweden                   55,976            5,234,150
    Catic Shenzhen Holdings Ltd., H ......................             China                 9,945,000            1,358,668
    Dongfang Electrical Machinery Co. Ltd., H ............             China                 5,506,000              702,545
    General Electric Co. PLC .............................         United Kingdom            1,160,300           11,796,499
    Hitachi Ltd. .........................................             Japan                   603,500            5,659,059
    Motorola Inc. ........................................         United States               100,000            9,475,000
                                                                                                               ------------
                                                                                                                 34,225,921
                                                                                                               ------------

    ELECTRONIC COMPONENTS & INSTRUMENTS .5%
    BICC PLC .............................................         United Kingdom            1,397,152            1,993,037
(a) Nanjing Panda Electronics Co. Ltd., H ................             China                17,794,000            1,720,036
                                                                                                               ------------
                                                                                                                  3,713,073
                                                                                                               ------------

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)



 TEMPLETON GLOBAL GROWTH FUND                                         COUNTRY                  SHARES              VALUE
---------------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)

    ENERGY SOURCES 4.0%
    MOL Magyar Olay-Es Gazipari RT, GDS, 144A ............            Hungary                  256,358         $  6,139,774
    Norsk Hydro ASA ......................................             Norway                  117,000            4,413,973
(a) Ranger Oil Ltd. ......................................             Canada                  273,050            1,333,999
(a) Renaissance Energy Ltd. ..............................             Canada                  254,800            3,447,243
    Shell Transport & Trading Co. PLC ....................         United Kingdom              608,900            4,561,327
    Societe Elf Aquitaine SA, Br .........................             France                   67,072            9,842,576
                                                                                                               ------------
                                                                                                                 29,738,892
                                                                                                               ------------

    FINANCIAL SERVICES 4.3%
    AXA SA ...............................................             France                   92,702           11,309,319
    ICICI Ltd., GDR, 144A ................................             India                   396,700            4,086,010
    ING Groep NV .........................................          Netherlands                105,188            5,694,926
    Morgan Stanley, Dean Witter & Co. ....................         United States               103,100           10,567,750
                                                                                                               ------------
                                                                                                                 31,658,005
                                                                                                               ------------

    FOOD & HOUSEHOLD PRODUCTS 3.1%
    Archer-Daniels Midland Co. ...........................         United States               625,065            9,649,441
    IBP Inc. .............................................         United States               272,543            6,472,896
    Northern Foods PLC ...................................         United Kingdom            2,208,797            4,543,489
    Showa Sangyo Co. .....................................             Japan                   958,000            1,994,514
                                                                                                               ------------
                                                                                                                 22,660,340
                                                                                                               ------------

    FOREST PRODUCTS & PAPER 2.3%
    Assidoman AB .........................................             Sweden                  249,730            3,759,756
    Carter Holt Harvey Ltd. ..............................          New Zealand                940,712            1,126,571
    Georgia Pacific Corp. ................................         United States                68,000            3,221,500
    Georgia Pacific Timber Group .........................         United States                34,000              858,500
    Metsa Serla OY, B ....................................            Finland                  270,000            2,294,318
    Stora Enso OYJ, R ....................................            Finland                  559,700            6,002,764
                                                                                                               ------------
                                                                                                                 17,263,409
                                                                                                               ------------

    HEALTH & PERSONAL CARE 2.1%
    Medeva PLC ...........................................         United Kingdom            1,614,200            2,646,146
    Pharmacia & Upjohn Inc. ..............................         United States               218,900           12,436,256
                                                                                                               ------------
                                                                                                                 15,082,402
                                                                                                               ------------

    INSURANCE 5.0%
    Ace Ltd. .............................................            Bermuda                  121,500            3,432,375
    HIH Insurance Ltd. ...................................           Australia               2,244,429            2,778,053
    Partnerre Ltd. .......................................            Bermuda                  127,900            4,780,263
    Reliastar Financial Corp. ............................         United States                48,000            2,100,000
    Torchmark Corp. ......................................         United States               240,000            8,190,000
    UNUM Corp. ...........................................         United States                81,100            4,440,225
    Zurich Allied AG .....................................          Switzerland                 19,500           11,088,383
                                                                                                               ------------
                                                                                                                 36,809,299
                                                                                                               ------------

    MACHINERY & ENGINEERING 5.7%
    First Tractor Company Ltd., H ........................             China                 6,860,000            2,033,549
    Invensys PLC .........................................         United Kingdom            2,244,442           10,631,046
    KCI Konecranes International PLC .....................            Finland                  211,700            7,272,071
    Laird Group PLC ......................................         United Kingdom            1,783,700            7,422,477
    Makita Corp. .........................................             Japan                   653,000            7,385,633
    VA Technologie AG, Br ................................            Austria                   25,900            2,346,411
    Valmet OY ............................................            Finland                  392,800            4,455,811
                                                                                                               ------------
                                                                                                                 41,546,998
                                                                                                               ------------

    MERCHANDISING 4.1%
    Coles Myer Ltd. ......................................           Australia               1,070,971            6,231,027
    Hudson's Bay Co. .....................................             Canada                   67,100              756,508
    Marks & Spencer PLC ..................................         United Kingdom            1,516,900            8,751,070



FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)


 TEMPLETON GLOBAL GROWTH FUND                                        COUNTRY                  SHARES                VALUE
---------------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
    MERCHANDISING (CONT.)
    Matsuzakaya Co. Ltd. .................................             Japan                    51,000         $    219,101
    Safeway PLC ..........................................         United Kingdom            1,738,498            6,953,499
    Sears Roebuck & Co. ..................................         United States               155,900            6,947,294
                                                                                                                -----------
                                                                                                                 29,858,499
                                                                                                                -----------

    METALS & MINING 7.7%
    Anglo American Platinum Corp. Ltd. ...................          South Africa               377,265            8,802,537
    Boehler-Uddeholm AG ..................................            Austria                   93,200            4,612,424
    Companhia Siderurgica Nacional Sid Nacional CSN ......             Brazil              129,100,000            3,407,061
    Iluka Resources Ltd. .................................           Australia                 704,562            1,523,100
    Industrias Penoles SA ................................             Mexico                1,104,000            3,218,281
    Iscor Ltd. ...........................................          South Africa             9,558,700            2,993,776
    Outokumpu OY, A ......................................            Finland                  342,200            3,846,530
    Pechiney SA, A .......................................             France                   84,279            3,622,511
    Pechiney SA, ADR .....................................             France                  112,708            2,409,134
    Pohang Iron & Steel Co. Ltd. .........................          South Korea                100,000           12,467,059
    WMC Ltd. .............................................           Australia               2,150,656            9,238,653
                                                                                                                -----------
                                                                                                                 56,141,066
                                                                                                                -----------

    MULTI-INDUSTRY 5.8%
    Beijing Datang Power Generation Co. Ltd., H ..........             China                 6,860,000            2,210,379
    Broken Hill Proprietary Co. Ltd. .....................           Australia                 867,854           10,052,585
    Cheung Kong Holdings Ltd. ............................           Hong Kong               1,180,000           10,493,823
    Hutchison Whampoa Ltd. ...............................           Hong Kong                 642,600            5,818,214
    La Cemento Nacional CA, GDR, 144A ....................            Ecuador                    3,600              259,200
    La Cemento Nacional SA, GDR, Reg S ...................            Ecuador                      400               28,800
    Pacific Dunlop Ltd. ..................................           Australia               2,149,000            3,100,887
    Saab AB, B ...........................................             Sweden                  296,997            2,305,552
    Saha Union Public Co. Ltd., fgn ......................            Thailand                 574,400              257,020
    Swire Pacific Ltd., A ................................           Hong Kong               1,421,800            7,036,754
    Swire Pacific Ltd., B ................................           Hong Kong               1,304,000              974,784
                                                                                                                -----------
                                                                                                                 42,537,998
                                                                                                                -----------

    REAL ESTATE 3.0%
    China Resources Beijing Land Ltd. ....................             China                 4,652,000            1,067,241
    General Growth Properties ............................         United States               164,500            5,839,750
    Hang Lung Development Co. Ltd. .......................           Hong Kong               3,624,000            4,483,963
    Highwoods Properties Inc. ............................         United States               164,900            4,524,444
    Inversiones y Representacion SA ......................           Argentina               1,156,326            3,561,840
    Inversiones y Representacion SA, GDR .................           Argentina                   2,374               73,283
    National Health Investors Inc. .......................         United States               123,400            2,815,063
                                                                                                                -----------
                                                                                                                 22,365,584
                                                                                                                -----------

(a) RECREATION & OTHER CONSUMER GOODS .1%
    Fila Holding SpA, ADR ................................             Italy                    60,600              715,838
                                                                                                                -----------

    TELECOMMUNICATIONS 6.3%
    AT&T Corp. ...........................................         United States                90,450            5,048,241
    Embratel Participacoes SA ............................             Brazil               27,300,000              205,626
(a) General Motors Corp., H ..............................         United States                66,000            3,712,500
    Hong Kong Telecommunications Ltd. ....................           Hong Kong               2,905,746            7,546,322
    Nortel Networks Corp. ................................             Canada                  138,000           11,980,125
    Telecom Argentina Stet-France SA, ADR ................           Argentina                 100,000            2,675,000
    Telefonica De Argentina SA, ADR ......................           Argentina                 217,000            6,808,375
    Telefonos de Mexico SA (Telmex), ADR .................             Mexico                   92,900            7,507,481
    Telesp Participacoes SA ..............................             Brazil               44,600,000              579,991
                                                                                                                -----------
                                                                                                                 46,063,661
                                                                                                                -----------

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)

 TEMPLETON GLOBAL GROWTH FUND                                         COUNTRY                 SHARES                VALUE
---------------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
    TEXTILES & APPAREL .9%
    Courtaulds Textiles PLC ..............................         United Kingdom              734,300         $  1,909,768
(a) Fruit of the Loom Inc., A ............................         United States               136,500            1,330,875
    Yizheng Chemical Fibre Co. Ltd., H ...................             China                13,356,000            3,485,813
                                                                                                                -----------
                                                                                                                  6,726,456
                                                                                                                -----------

    TRANSPORTATION 3.9%
    British Airways PLC ..................................         United Kingdom            1,205,032            8,328,970
    Koninklijke Frans Maas Groep NV ......................          Netherlands                160,970            4,813,994
    Koninklijke Nedlloyd Groep NV ........................          Netherlands                260,670            6,451,562
    Singapore Airlines Ltd., fgn .........................           Singapore                 944,600            8,988,264
                                                                                                                -----------
                                                                                                                 28,582,790
                                                                                                                -----------

    UTILITIES ELECTRICAL & GAS 9.9%
    Bses Ltd., GDR, 144A .................................             India                   202,200            2,027,055
    Electrabel SA ........................................            Belgium                   23,500            7,585,336
    Entergy Corp. ........................................         United States               283,900            8,871,875
    Evn AG ...............................................            Austria                   35,400            5,176,570
    Hong Kong Electric Holdings Ltd. .....................           Hong Kong               2,944,000            9,485,942
    Iberdrola SA, Br .....................................             Spain                   744,700           11,342,909
    Korea Electric Power Corp. ...........................          South Korea                186,600            7,754,177
    National Grid Group PLC ..............................         United Kingdom            1,075,100            7,477,505
    National Power PLC ...................................         United Kingdom              747,800            5,430,927
    Transportadora de Gas del Sur SA, ADR ................           Argentina                 386,900            3,627,188
    Veba AG ..............................................            Germany                   67,000            3,952,150
                                                                                                                -----------
                                                                                                                 72,731,634
                                                                                                                -----------
    TOTAL COMMON STOCKS (COST $564,389,255) ..............                                                      666,478,322
                                                                                                                -----------

    PREFERRED STOCKS 2.7%
    Banco Bradesco SA, pfd ...............................             Brazil              451,500,022            2,318,688
    Centrais Eletricas Brasileiras SA (Electrobras), ADR, pfd.         Brazil                  176,400            1,796,713
    Centrais Geradoras Do Sul Do Brasil SA, ADR, pfd .....             Brazil                   17,640               71,466
    Coteminas Cia Tecidos Norte de Minas, pfd ............             Brazil                1,952,000              164,848
    Embratel Participacoes SA, ADR, pfd ..................             Brazil                   98,400            1,365,300
(a) Empresa Nacional de Comercio Redito Participacoes, pfd.            Brazil                1,952,000                1,682
    News Corp. Ltd., pfd .................................           Australia                 903,781            6,885,438
    Tele Celular Sul Participacoes SA, ADR, pfd ..........             Brazil                    9,840              213,405
    Tele Centro Oeste Celular Participacoes SA, ADR, pfd .             Brazil                   32,799              129,146
    Tele Centro Sul Participacoes SA, ADR, pfd ...........             Brazil                   19,680            1,092,240
    Tele Leste Celular Participacoes SA, ADR, pfd ........             Brazil                    1,968               58,548
    Tele Nordeste Celular Participacoes SA, ADR, pfd .....             Brazil                    4,920              132,840
    Tele Norte Celular Participacoes SA, ADR, pfd ........             Brazil                    1,968               53,259
    Tele Norte Leste Participacoes SA, ADR, pfd ..........             Brazil                   98,400            1,826,550
    Tele Sudeste Celular Participacoes SA, ADR, pfd ......             Brazil                   19,680              570,720
(a) Telecomunicacoes Brasileiras SA (Telebras), ADR, pfd .             Brazil                   98,400                6,150
    Telemig Celular Participacoes SA, ADR, pfd ...........             Brazil                    4,920              121,155
    Telesp Celular Participacoes SA, ADR, pfd ............             Brazil                   39,360            1,052,880
    Telesp Participacoes SA, ADR, pfd ....................             Brazil                   98,400            2,250,900
                                                                                                                -----------
    TOTAL PREFERRED STOCKS (COST $22,367,260) ............                                                       20,111,928
                                                                                                                -----------


FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)


                                                                                                     PRINCIPAL
 TEMPLETON GLOBAL GROWTH FUND                                                     COUNTRY              AMOUNT*           VALUE
----------------------------------------------------------------------------------------------------------------------------------
 BONDS 1.8%

    Alfa SA de CV:
       cvt., 8.00%, 9/15/00 .................................................          Mexico      $  1,650,000      $  1,683,000
       cvt., 144A, 8.00%, 9/15/00 ...........................................          Mexico         2,710,000         2,764,200
    Government of Italy, cvt., 5.00%, 6/28/01 ...............................          Italy          4,950,000         8,167,500
    RGC Ltd, zero cpn., 12/31/00 ............................................        Australia        1,074,643 AUD       284,523
                                                                                                                     ------------
    TOTAL BONDS (COST $12,833,850) ..........................................                                          12,899,223
                                                                                                                     ------------
(d) SHORT TERM INVESTMENT (COST $1,397,176) .2%
    U.S. Treasury Bill, 4.41%, 8/26/99 ......................................      United States      1,407,000         1,397,716
                                                                                                                     ------------
    TOTAL LONG TERM INVESTMENTS (COST $600,987,541) .........................                                         700,887,189
                                                                                                                     ------------

(g) REPURCHASE AGREEMENTS 5.6%
    Barclays Bank PLC, 4.75%, 7/01/99 (Maturity Value $21,330,814)
       Collateralized by U.S. Treasury Notes & Bonds ........................      United States     21,328,000        21,328,000
    Deutsche Bank,AG, 4.75%, 7/01/99 (Maturity Value $20,002,639)
       Collateralized by U.S. Treasury Notes & Bonds ........................      United States     20,000,000        20,000,000
                                                                                                                     ------------
    TOTAL REPURCHASE AGREEMENTS (COST $41,328,000) ..........................                                          41,328,000
                                                                                                                     ------------
    TOTAL INVESTMENTS (COST $642,315,541) 101.1% ............................                                         742,215,189
    OTHER ASSETS, LESS LIABILITIES (1.1%) ...................................                                          (8,570,369)
                                                                                                                     ------------
    TOTAL NET ASSETS 100.0% .................................................                                        $733,644,820
                                                                                                                     ============


See glossary of currency abbreviations on page 136.

(*) Securities traded in U.S. dollars unless otherwise indicated.

(a) Non-income producing.

(g) See Note 1(c) regarding repurchase agreements.

(d) Securities are traded on a discount basis; the rates shown are the discount rates at the time of purchase by the Fund.



                       See notes to financial statements.


FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)


                                                                                            PRINCIPAL
TEMPLETON GLOBAL INCOME SECURITIES FUND                                                      AMOUNT*              VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS 99.3%
ARGENTINA 1.5%
Republic of Argentina, 10.95%, 11/01/99 ..........................................         $ 1,645,000        $  1,661,450
                                                                                                              ------------
AUSTRALIA 5.2%
Government of Australia, 10.00%, 10/15/07 ........................................           7,220,000 AUD       5,927,922
                                                                                                              ------------
BELGIUM 5.3%
Kingdom of Belgium, 6.25%, 3/28/07 ...............................................           5,291,039 EUR       6,052,203
                                                                                                              ------------
BRAZIL .9%
Republic of Brazil, FRN, 5.938%, 4/15/09 .........................................           1,510,000           1,041,900
                                                                                                              ------------
BULGARIA 1.8%
Republic of Bulgaria, Series A, FRN, 5.875%, 7/28/24 .............................           2,970,000           2,030,738
                                                                                                              ------------
CANADA 1.5%
Government of Canada, 7.00%, 12/01/06 ............................................           2,345,000 CAD       1,747,494
                                                                                                              ------------
DENMARK 2.1%
Kingdom of Denmark, 7.00%, 11/15/07 ..............................................          14,838,000 DKK       2,379,506
                                                                                                              ------------
ECUADOR 1.4%
Republic of Ecuador, FRN, 6.00%, 2/28/25 .........................................           3,500,000           1,638,455
                                                                                                              ------------
GERMANY 13.5%
Federal Republic of Germany, 5.25%, 2/21/01 ......................................           9,129,117 EUR       9,723,728
Hypothekenbank In Essen AG, 5.25%, 1/22/08 .......................................           5,279,089 EUR       5,619,341
                                                                                                              ------------
                                                                                                                15,343,069
                                                                                                              ------------
ITALY 5.8%
Buoni Poliennali del Tesoro, 10.50%, 7/15/00 .....................................           2,272,406 EUR       2,517,293
Government of Italy, 7.75%, 11/01/06 .............................................           3,305,318 EUR       4,091,341
                                                                                                              ------------
                                                                                                                 6,608,634
                                                                                                              ------------
MEXICO 8.1%
United Mexican States:
  9.75%, 4/06/05 .................................................................           6,000,000           6,097,500
  9.875%, 1/15/07 ................................................................           1,700,000           1,721,250
  11.50%, 5/15/26 ................................................................           1,230,000           1,374,525
                                                                                                              ------------
                                                                                                                 9,193,275
                                                                                                              ------------
NEW ZEALAND 2.4%
Government of New Zealand, 7.00%, 7/15/09 ........................................           5,050,000 NZD       2,771,439
                                                                                                              ------------
PERU .7%
Republic of Peru, FRN, 4.50%, 3/07/17 ............................................           1,300,000             801,944
                                                                                                              ------------
SWEDEN 3.2%
Kingdom of Sweden, 6.00%, 2/09/05 ................................................          28,700,000 SEK       3,591,213
                                                                                                              ------------
TURKEY .5%
Republic of Turkey, 12.375%, 6/15/09 .............................................             535,000             530,988
                                                                                                              ------------
UNITED KINGDOM 10.3%
United Kingdom:
  6.50%, 12/07/03 ................................................................           5,400,000 GBP       9,059,015
  7.50%, 12/07/06 ................................................................           1,500,000 GBP       2,665,821
                                                                                                              ------------
                                                                                                                11,724,836
                                                                                                              ------------
UNITED STATES 33.8%
U.S. Treasury Notes:
  4.50%, 1/31/01 .................................................................          11,000,000          10,838,443
  7.25%, 8/15/04 .................................................................           5,519,000           5,863,938
  5.25%, 11/15/28 ................................................................          24,500,000          21,690,167
                                                                                                              ------------
                                                                                                                38,392,548
                                                                                                              ------------


FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)


                                                                                           PRINCIPAL
TEMPLETON GLOBAL INCOME SECURITIES FUND                                                      AMOUNT*          VALUE
--------------------------------------------------------------------------------------------------------------------------
LONG TERM INVESTMENTS (CONT.)
VENEZUELA 1.3%
Republic of Venezuela, 144A, 9.125%, 6/18/07 .....................................         $ 1,940,000     $  1,474,400
                                                                                                           ------------
TOTAL LONG TERM INVESTMENTS (COST $120,116,180) ..................................                          112,912,014
NET EQUITY IN FORWARD CONTRACTS ..................................................                               31,411
OTHER ASSETS, LESS LIABILITIES .7% ...............................................                              747,904
                                                                                                           ------------
TOTAL NET ASSETS 100.0% ..........................................................                         $113,691,329
                                                                                                           ============


See glossary of currency abbreviations on page 136.

(*) Securities traded in U.S. dollars unless otherwise indicated.


                       See notes to financial statements.


FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)

                                                                                                       SHARES/
 TEMPLETON INTERNATIONAL EQUITY FUND                                                 COUNTRY           WARRANTS         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS AND WARRANTS 93.1%
 AEROSPACE & MILITARY TECHNOLOGY .1%
 Hong Kong Aircraft Engineering Co. Ltd. ...................................         Hong Kong           513,400     $   992,544
                                                                                                                     -----------
 APPLIANCES & HOUSEHOLD DURABLES 3.4%
 Electrolux AB, B ..........................................................          Sweden           1,160,000      24,286,050
 Fisher & Paykel Ltd. ......................................................        New Zealand        1,321,125       4,200,382
                                                                                                                     -----------
                                                                                                                      28,486,432
                                                                                                                     -----------
 AUTOMOBILES 2.8%
 Autoliv Inc., SDR .........................................................          Sweden             317,000       9,656,904
 Fiat SpA ..................................................................           Italy           3,391,410      10,778,927
 Volvo AB, B ...............................................................          Sweden              91,500       2,652,876
                                                                                                                     -----------
                                                                                                                      23,088,707
                                                                                                                     -----------
 BANKING 9.8%
 Banco Popular Espanol SA ..................................................           Spain              62,400       4,488,398
 BPI Socieda de Gestora de Participacoes Socias SA .........................         Portugal            321,978       6,756,989
 Credit Commercial de France CCF ...........................................          France             128,800      13,920,017
 Foreningssparbanken AB, A .................................................          Sweden             244,500       3,450,953
 Kookmin Bank ..............................................................        South Korea           96,678       1,962,793
 Merita AS .................................................................          Finland          1,254,500       7,128,282
 National Bank of Canada ...................................................          Canada             447,000       5,894,841
 National Westminster Bank PLC .............................................      United Kingdom         641,668      13,593,547
 Svenska Handelsbanken, A ..................................................          Sweden             466,200       5,593,084
 Unibanco Uniao de Bancos Brasileiros SA, GDR ..............................          Brazil             548,700      13,203,094
 Unibanco Uniao de Bancos Brasileiros SA, unit .............................          Brazil          28,412,000       1,296,981
 Union Bank of Norway ......................................................          Norway             199,000       3,715,846
                                                                                                                     -----------
                                                                                                                      81,004,825
                                                                                                                     -----------
 BROADCASTING & PUBLISHING 2.4%
 Cordiant Communications Group PLC .........................................      United Kingdom       3,561,500       9,852,200
 NV Holdingsmig de Telegraaf ...............................................        Netherlands          504,000       9,927,194
                                                                                                                     -----------
                                                                                                                      19,779,394
                                                                                                                     -----------
 BUILDING MATERIALS & COMPONENTS 4.6%
 Anglian Group PLC .........................................................      United Kingdom       2,028,800      10,473,062
 Cie de Saint Gobain .......................................................          France              13,292       2,117,783
 Hepworth PLC ..............................................................      United Kingdom       1,330,100       4,130,224
 Pioneer International Ltd. ................................................         Australia         7,462,117      19,015,853
 Unione Cementi Marchino Emiliane (Unicem), di Risp ........................           Italy             468,000       2,195,937
                                                                                                                     -----------
                                                                                                                      37,932,859
                                                                                                                     -----------
 BUSINESS & PUBLIC SERVICES 1.2%
 Esselte AB, B .............................................................          Sweden             158,500       1,640,555
 Lex Service PLC ...........................................................      United Kingdom         902,000       8,296,034
                                                                                                                     -----------
                                                                                                                       9,936,589
                                                                                                                     -----------
 CHEMICALS 1.9%
 Akzo Nobel NV .............................................................        Netherlands          129,200       5,436,073
 DSM NV, Br. ...............................................................        Netherlands           19,000       2,037,744
 Imperial Chemical Industries PLC ..........................................      United Kingdom         857,000       8,523,801
                                                                                                                     -----------
                                                                                                                      15,997,618
                                                                                                                     -----------
 CONSTRUCTION & HOUSING 2.0%
 Fairview Holdings PLC .....................................................      United Kingdom         623,475       1,321,796
 Fletcher Challenge Building Ltd. ..........................................        New Zealand        4,627,000       6,742,575
 Sirti SpA .................................................................           Italy           1,833,800       8,850,350
                                                                                                                     -----------
                                                                                                                      16,914,721
                                                                                                                     -----------


FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)

                                                                                                          SHARES/
 TEMPLETON INTERNATIONAL EQUITY FUND                                                     COUNTRY         WARRANTS         VALUE
-----------------------------------------------------------------------------------------------------------------------------------
 COMMON STOCKS AND WARRANTS (CONT.)
     ELECTRICAL & ELECTRONICS 4.8%
     General Electric Co. PLC ..............................................          United Kingdom     1,920,000     $ 19,520,192
     Koninklijke Philips Electronics NV ....................................            Netherlands        201,762       19,901,596
 (a) Meto AG ...............................................................              Sweden           158,500          784,857
                                                                                                                       ------------
                                                                                                                         40,206,645
                                                                                                                       ------------
     ENERGY SOURCES 3.6%
     Societe Elf Aquitaine SA, Br. .........................................              France           148,024       21,721,992
 (a) Total Fina SA, B ......................................................              France            62,039        8,003,588
                                                                                                                       ------------
                                                                                                                         29,725,580
                                                                                                                       ------------
     FINANCIAL SERVICES 1.9%
     ING Groep NV ..........................................................            Netherlands        288,685       15,629,537
                                                                                                                       ------------
     FOOD & HOUSEHOLD PRODUCTS 1.4%
     McBride PLC ...........................................................          United Kingdom     1,000,000        1,749,630
     Tate & Lyle PLC .......................................................          United Kingdom     1,540,500        9,658,174
                                                                                                                       ------------
                                                                                                                         11,407,804
                                                                                                                       ------------
     FOREST PRODUCTS & PAPER 4.7%
     Carter Holt Harvey Ltd. ...............................................            New Zealand      3,243,400        3,884,208
     Cartiere Burgo SpA ....................................................               Italy           696,200        4,472,136
     Fletcher Challenge Ltd. Forestry Division .............................            New Zealand      6,020,000        3,381,395
     Kimberly Clark de Mexico SA de CV, A ..................................              Mexico         1,115,000        4,619,541
     Mayr-Melnhof Karton AG ................................................              Austria           39,400        1,787,769
 (a) PT Indah Kiat Pulp & Paper Corp. TBK ..................................             Indonesia       9,724,297        4,519,644
 (a) PT Indah Kiat Pulp & Paper Corp. TBK, wts., 4/13/01 ...................             Indonesia         782,553          340,982
 (a) PT Indah Kiat Pulp & Paper Corp. TBK, wts., 7/11/02 ...................             Indonesia         818,888          249,770
     Stora Enso OYJ ........................................................              Finland        1,167,304       12,631,377
     Stora Enso OYJ, R .....................................................              Finland          186,900        2,004,496
     Unipapel SA, Br. ......................................................               Spain           104,400        1,185,360
                                                                                                                       ------------
                                                                                                                         39,076,678
                                                                                                                       ------------
     HEALTH & PERSONAL CARE 2.0%
     Internatio-Muller NV ..................................................            Netherlands        240,308        5,290,890
     Nycomed Amersham PLC ..................................................          United Kingdom     1,575,700       11,208,536
                                                                                                                       ------------
                                                                                                                         16,499,426
                                                                                                                       ------------
     INDUSTRIAL COMPONENTS .9%
     Granges AB ............................................................              Sweden           191,000        3,235,004
     Meggitt PLC ...........................................................          United Kingdom     1,487,610        4,584,152
                                                                                                                       ------------
                                                                                                                          7,819,156
                                                                                                                       ------------
     INSURANCE 4.5%
     Ace Ltd. ..............................................................              Bermuda          682,500       19,280,625
     Baloise-Holding .......................................................            Switzerland          7,380        6,019,452
     Muenchener Rueckversicherungs-Gesellschaft ............................              Germany           33,000        6,217,490
 (a) Muenchener Rueckversicherungs-Gesellschaft, 144A ......................              Germany           33,000        6,159,637
                                                                                                                       ------------
                                                                                                                         37,677,204
                                                                                                                       ------------
     LEISURE & TOURISM 1.7%
     Kuoni Reisen Holding AG, B ............................................            Switzerland          3,570       13,766,982
                                                                                                                       ------------
     MACHINERY & ENGINEERING 4.1%
     Bucher Holding AG, Br. ................................................            Switzerland         12,800       10,662,550
     IHC Caland NV .........................................................            Netherlands        375,000       14,695,267
     Invensys PLC ..........................................................          United Kingdom     1,820,854        8,624,675
                                                                                                                       ------------
                                                                                                                         33,982,492
                                                                                                                       ------------
     MERCHANDISING 3.3%
     David Jones Ltd. ......................................................             Australia       2,463,527        2,413,304
     Hudsons Bay Co. .......................................................              Canada           357,000        4,024,940


FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)

                                                                                                        SHARES/
     TEMPLETON INTERNATIONAL EQUITY FUND                                            COUNTRY             WARRANTS           VALUE
     ------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND WARRANTS (CONT.)
     MERCHANDISING (CONT.)
     Safeway PLC ...........................................................      United Kingdom         1,695,778     $  6,782,631
     Somerfield PLC ........................................................      United Kingdom         1,552,716        7,281,186
     Storehouse ............................................................      United Kingdom         3,314,000        7,130,308
                                                                                                                       ------------
                                                                                                                         27,632,369
                                                                                                                       ------------

     METALS & MINING 4.9%
     Anglo American Platinum Corp. Ltd. ....................................       South Africa            417,465        9,740,504
     Boehler-Uddeholm AG ...................................................          Austria               33,000        1,633,155
     Boehler-Uddeholm AG, 144A .............................................          Austria               27,055        1,338,939
     British Steel PLC .....................................................      United Kingdom         4,033,200       10,441,870
     Companhia Siderurgica Nacional CSN, ADR ...............................          Brazil               276,365        7,254,581
     Grupo Mexico SA de CV, B ..............................................          Mexico             1,983,600        8,493,578
     Pohang Iron & Steel Co. Ltd. ..........................................        South Korea             10,450        1,302,808
                                                                                                                       ------------
                                                                                                                         40,205,435
                                                                                                                       ------------

     MISC MATERIALS & COMMODITIES .9%
     Korea Chemical Co. Ltd. ...............................................        South Korea             57,900        5,202,246
     Unitor ASA ............................................................          Norway               295,000        2,548,111
                                                                                                                       ------------
                                                                                                                          7,750,357
                                                                                                                       ------------

     MULTI-INDUSTRY 2.4%
     Cheung Kong Holdings Ltd. .............................................         Hong Kong             188,600        1,677,233
     Elementis PLC .........................................................      United Kingdom         3,336,000        5,547,555
     Jardine Strategic Holdings Ltd. .......................................         Hong Kong           2,574,940        6,694,844
     Swire Pacific Ltd., B .................................................         Hong Kong           7,937,100        5,933,248
                                                                                                                       ------------
                                                                                                                         19,852,880
                                                                                                                       ------------
     REAL ESTATE .1%
     Hang Lung Development Co. Ltd. ........................................         Hong Kong             779,000          963,854
                                                                                                                       ------------

     RECREATION & OTHER CONSUMER GOODS 1.4%
     Swatch Group AG, Br. ..................................................        Switzerland             15,400       10,361,765
     Yue Yuen Industrial (Holdings) Ltd. ...................................         Hong Kong             394,800          910,821
                                                                                                                       ------------
                                                                                                                         11,272,586
                                                                                                                       ------------

     TELECOMMUNICATIONS 11.3%
     Hong Kong Telecommunications Ltd. .....................................         Hong Kong           7,908,279       20,538,072
     Korea Telecom Corp., ADR ..............................................        South Korea            308,300       12,332,000
     Nokia Corp., A ........................................................          Finland              178,600       15,655,357
     Smartone Telecommunications Holdings Ltd. .............................         Hong Kong           1,602,000        5,698,680
 (a) Telecomunicacoes Brasileiras SA (Telebras), ADR .......................          Brazil               177,300       15,990,244
     Telefonica del Peru SA, B .............................................           Peru              2,445,602        3,673,352
     Telefonica del Peru SA, B, ADR ........................................           Peru                251,900        3,809,988
 (a) Telefonica SA .........................................................           Spain               323,100       15,563,577
                                                                                                                       ------------
                                                                                                                         93,261,270
                                                                                                                       ------------

     TEXTILES & APPAREL .6%
     Yizheng Chemical Fibre Co. Ltd., H ....................................           China            19,340,200        5,047,643
                                                                                                                       ------------

     TRANSPORTATION 1.3%
     Air New Zealand Ltd., B ...............................................        New Zealand          1,132,000        2,339,401
 (a) Helikopter Services Group ASA .........................................          Norway               134,000          995,745
     Mayne Nickless Ltd., A ................................................         Australia           2,125,500        7,273,521
     Tranz Rail Holdings Ltd., ADR .........................................        New Zealand             47,765          253,752
                                                                                                                       ------------
                                                                                                                         10,862,419
                                                                                                                       ------------

     UTILITIES ELECTRICAL & GAS 9.1%
     BG PLC ................................................................      United Kingdom         2,566,588       15,666,454
     Centrais Eletricas Brasileiras SA (Electrobras) .......................          Brazil           363,450,000        6,926,807
 (a) Centrais Geradoras do Sul do Brasil SA ................................          Brazil           363,450,000          290,345
     Centrica PLC ..........................................................      United Kingdom         1,161,000        2,731,302


FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)

                                                                                                    SHARES/
    TEMPLETON INTERNATIONAL EQUITY FUND                                           COUNTRY           WARRANTS            VALUE
    -------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND WARRANTS (CONT.)
    UTILITIES ELECTRICAL & GAS (CONT.)
    Compania Sevillana de Electricidad SA ..................................        Spain             246,970       $  2,862,682
    Iberdrola SA, Br. ......................................................        Spain           1,517,800         23,118,393
(a) Korea Electric Power Corp. .............................................     South Korea           66,000          2,742,635
    Shandong Huaneng Power Development Co. Ltd., ADR .......................        China             338,300          1,754,931
    Thames Water Group PLC .................................................   United Kingdom         896,939         14,236,903
    Transportadora de Gas del Sur SA, B, Reg S, ADR ........................      Argentina           516,300          4,840,310
                                                                                                                   -------------
                                                                                                                      75,170,762
                                                                                                                   -------------
    TOTAL COMMON STOCKS AND WARRANTS (COST $615,619,099) ...................                                         771,944,768
                                                                                                                   -------------

    PREFERRED STOCKS 2.5%
    Banco Bradesco SA, pfd. ................................................       Brazil         525,200,000          2,697,175
    Banco Itau SA, pfd. ....................................................       Brazil           4,209,000          2,185,558
    News Corp. Ltd., pfd. ..................................................      Australia             3,486             26,558
    Petroleo Brasileiro SA, pfd. ...........................................       Brazil          60,000,000          9,415,121
    Telecomunicacoes Brasileiras SA (Telebras), ADR, pfd. ..................       Brazil             177,300             11,081
    Usinas Siderurgicas de Minas, ADR, 144A, pfd. ..........................       Brazil           1,851,400          6,296,345
                                                                                                                   -------------
    TOTAL PREFERRED STOCKS (COST $24,671,639) ..............................                                          20,631,838
                                                                                                                   -------------
    TOTAL LONG TERM INVESTMENTS (COST $640,290,738) ........................                                         792,576,606
                                                                                                                   -------------

                                                                                                    PRINCIPAL
                                                                                                      AMOUNT
                                                                                                   -----------
(g) REPURCHASE AGREEMENT (COST $31,109,000) 3.7%
    Morgan Stanley Inc., 4.88%, 7/01/99 (Maturity Value $31,113,217)
     Collateralized by U.S. Treasury Notes & Bonds .........................    United States      $31,109,000        31,109,000
                                                                                                                    ------------
    TOTAL INVESTMENTS (COST $671,399,738) 99.3% ............................                                         823,685,606
    OTHER ASSETS, LESS LIABILITIES .7% .....................................                                           5,413,340
                                                                                                                    ------------
    TOTAL NET ASSETS 100.0% ................................................                                        $829,098,946
                                                                                                                    ============

(a) Non-income producing.

(g) See Note 1(c) regarding repurchase agreements.


                                            See notes to financial statements.

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)

    TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND                       COUNTRY                     SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS 90.9%
    APPLIANCES & HOUSEHOLD DURABLES 1.8%
    Fisher & Paykel Ltd. ........................................      New Zealand                    70,222           $  223,264
    Guangdong Kelon Electrical Holdings Ltd., H .................         China                       92,000              107,310
    Guangdong Kelon Electrical Holdings Ltd., H, 144A ...........         China                       40,000               46,656
(a) Konka Group Co. Ltd., B .....................................         China                       56,900               63,509
                                                                                                                       -----------
                                                                                                                          440,739
                                                                                                                       -----------
    AUTOMOBILES 2.4%
    Bilia AB, A .................................................         Sweden                      28,100              261,103
    Volvo AB, B .................................................         Sweden                      11,600              336,321
                                                                                                                       -----------
                                                                                                                          597,424
                                                                                                                       -----------
    BANKING 4.8%
    Banco de Valencia SA ........................................         Spain                        9,816               77,844
    Banco Pastor SA .............................................         Spain                        8,000              407,961
    Bank Austria AG, 144A .......................................        Austria                       6,000              315,562
    Unibanco Uniao de Bancos Brasileiros SA, GDR ................         Brazil                      10,235              246,280
    Union Bank of Norway ........................................         Norway                       7,170              133,883
                                                                                                                       -----------
                                                                                                                        1,181,530
                                                                                                                       -----------
    BROADCASTING & PUBLISHING 3.0%
    GTC Transcontinental Group Ltd., B ..........................         Canada                      63,300              737,455
                                                                                                                       -----------
    BUILDING MATERIALS & COMPONENTS 6.8%
    Caradon PLC .................................................     United Kingdom                 117,500              276,887
    Cristaleria Espanola SA, Br. ................................         Spain                        1,291               63,372
    Det Danske Traelastkompagni AS ..............................        Denmark                       3,752              284,321
    Gujarat Ambuja Cements Ltd. .................................         India                       47,500              350,543
    Sarna Kunststoff Holding AG .................................      Switzerland                        52               58,870
    Schuttersveld NV ............................................      Netherlands                    11,146              178,736
(a) Siam City Cement Public Co. Ltd., fgn. ......................        Thailand                    112,701              464,557
                                                                                                                       -----------
                                                                                                                        1,677,286
                                                                                                                       -----------
    BUSINESS & PUBLIC SERVICES 4.4%
    Kardex AG, Br. ..............................................      Switzerland                     1,494              389,213
    Lex Service PLC .............................................     United Kingdom                  54,100              497,578
    Scribona AB, B ..............................................         Sweden                      19,045               55,554
    Sifo Group AB ...............................................         Sweden                      20,745              146,401
                                                                                                                       -----------
                                                                                                                        1,088,746
                                                                                                                       -----------
    CHEMICALS 2.1%
    Energia e Industrias Aragonesas Eia SA ......................         Spain                       34,500              185,006
    Yule Catto & Company PLC ....................................     United Kingdom                  61,600              338,867
                                                                                                                       -----------
                                                                                                                          523,873
                                                                                                                       -----------
    CONSTRUCTION & HOUSING 2.5%
    Grupo Dragados SA ...........................................         Spain                       42,465              497,914
    Hollandsche Beton Groep NV ..................................      Netherlands                     9,600              122,760
                                                                                                                       -----------
                                                                                                                          620,674
                                                                                                                       -----------
    ELECTRICAL & ELECTRONICS 3.1%
    Dongfang Electrical Machinery Co. Ltd., H ...................         China                      179,000               22,840
    Techtronic Industries Co. Ltd. ..............................       Hong Kong                  1,791,000              357,791
    Varitronix International Ltd. ...............................       Hong Kong                    187,500              390,280
                                                                                                                       -----------
                                                                                                                          770,911
                                                                                                                       -----------
    ELECTRONIC COMPONENTS & INSTRUMENTS 2.2%
    Swisslog Holding AG .........................................      Switzerland                     1,000              121,092
    VTech Holdings Ltd. .........................................       Hong Kong                    136,000              432,074
                                                                                                                       -----------
                                                                                                                          553,166
                                                                                                                       -----------


FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)


    TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND                   COUNTRY                     SHARES                   VALUE
    --------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS (CONT.)
    FINANCIAL SERVICES 3.0%
    Dah Sing Financial Holdings Ltd. .........................      Hong Kong                   134,800                $  513,393
    Housing Development Finance Corp. Ltd. ...................        India                       4,331                   221,937
    Morgan Stanley Growth Fund ...............................        India                       7,100                     1,179
                                                                                                                       -----------
                                                                                                                          736,509
                                                                                                                       -----------
    FOOD & HOUSEHOLD PRODUCTS 6.8%
(a) Charoen Pokphand Feedmill Public Co. Ltd., fgn. ..........       Thailand                    78,430                   127,615
    Geest PLC ................................................    United Kingdom                 44,750                   349,158
    Hazlewood Foods PLC ......................................    United Kingdom                111,770                   229,911
    Illovo Sugar Ltd. ........................................     South Africa                 187,000                   206,073
    McBride PLC ..............................................    United Kingdom                 64,100                   112,151
    National Foods Ltd. ......................................      Australia                   182,091                   322,649
    Perkins Foods PLC ........................................    United Kingdom                189,240                   343,031
                                                                                                                       -----------
                                                                                                                        1,690,588
                                                                                                                       -----------
    FOREST PRODUCTS & PAPER 2.7%
    Crown Van Gelder Papierfabrieken NV ......................     Netherlands                    6,115                    89,546
(a) Empaques Ponderosa SA de CV, B ...........................        Mexico                    151,800                   110,223
    Munksjo AB ...............................................        Sweden                     12,995                    94,765
    Primex Forest Products Ltd. ..............................        Canada                     46,632                   372,801
                                                                                                                       -----------
                                                                                                                          667,335
                                                                                                                       -----------
    HEALTH & PERSONAL CARE 3.4%
    Internatio-Muller NV .....................................     Netherlands                    5,844                   128,668
    Moulin International Holdings Ltd. .......................      Hong Kong                 1,278,000                   136,714
    Ono Pharmaceutical Co. Ltd. ..............................        Japan                      12,000                   409,451
(a) SkyePharma PLC ...........................................    United Kingdom                200,000                   156,048
                                                                                                                       -----------
                                                                                                                          830,881
                                                                                                                       -----------
    INDUSTRIAL COMPONENTS 5.4%
    Granges AB ...............................................        Sweden                     14,679                   248,621
    Sylea SA .................................................        France                      4,447                   283,412
    Weir Group PLC ...........................................    United Kingdom                120,900                   506,910
    Yamato Kogyo Co. Ltd. ....................................        Japan                      41,000                   298,422
                                                                                                                       -----------
                                                                                                                        1,337,365
                                                                                                                       -----------
    INSURANCE 1.0%
    HIH Insurance Ltd. .......................................      Australia                   193,879                   239,975
                                                                                                                       -----------
    MACHINERY & ENGINEERING 2.3%
    Arcadis NV ...............................................     Netherlands                   37,875                   318,327
    Laird Group PLC ..........................................    United Kingdom                 62,000                   257,999
                                                                                                                       -----------
                                                                                                                          576,326
                                                                                                                       -----------
    MERCHANDISING 14.7%
    David Jones Ltd. .........................................      Australia                   243,000                   238,046
    Giordano International Ltd. ..............................      Hong Kong                   933,000                   661,374
    Li & Fung Ltd. ...........................................      Hong Kong                   241,000                   577,740
    Makro Atacadista SA, ADR, 144A ...........................        Brazil                     37,500                   393,723
    Moebel Walther AG ........................................       Germany                      7,506                   119,204
    Northwest Company Fund ...................................        Canada                     31,365                   332,188
    Sa des Galeries Lafayette ................................        France                      4,300                   568,929
(a) Samas-Groep NV ...........................................     Netherlands                   11,125                   164,632
    Somerfield PLC ...........................................    United Kingdom                 82,800                   388,276
    Storehouse ...............................................    United Kingdom                 90,613                   194,960
                                                                                                                       -----------
                                                                                                                        3,639,072
                                                                                                                       -----------
    METALS & MINING 5.1%
    Arbed SA .................................................      Luxembourg                    1,448                   132,302
    Boehler-Uddeholm AG ......................................       Austria                      4,993                   247,101



FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)


TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND                               COUNTRY               SHARES                 VALUE
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
    METALS & MINING (CONT.)
    Elkem ASA, A .....................................................        Norway                 23,850           $   424,135
    Pohang Iron & Steel Co. Ltd. .....................................     South Korea                2,625               327,260
    PT Tambang Timah .................................................      Indonesia               165,500               144,227
                                                                                                                      ------------
                                                                                                                        1,275,025
                                                                                                                      ------------
    MULTI-INDUSTRY 3.7%
    Amer Group Ltd., A ...............................................       Finland                 11,300               162,561
    Elementis PLC ....................................................    United Kingdom            142,000               236,137
    Nagron Nationaal Grondbezit NV ...................................     Netherlands                7,400               183,149
    Saha Union Public Co. Ltd., fgn. .................................       Thailand               201,000                89,939
    Zehnder Holding AG, Br. ..........................................     Switzerland                  465               242,281
                                                                                                                      ------------
                                                                                                                          914,067
                                                                                                                      ------------
    REAL ESTATE 1.2%
    Inversiones y Representacion SA ..................................      Argentina                96,000               295,710
                                                                                                                      ------------
(a) TELECOMMUNICATIONS .5%
    Digital Telecommunications Philippines Inc. ......................     Philippines            2,198,000               135,173
                                                                                                                      ------------
    TEXTILES & APPAREL 1.4%
    Gamma Holding NV .................................................     Netherlands                3,000               129,937
    Inner Mongolia Erdos Cashmere Products Co. Ltd., B ...............        China                 497,000               141,148
    Yizheng Chemical Fibre Co. Ltd., H ...............................        China                 326,000                85,083
                                                                                                                      ------------
                                                                                                                          356,168
                                                                                                                      ------------
    TRANSPORTATION 3.3%
(a) Anangel-American Shipholdings Ltd., ADR ..........................        Greece                 35,000               189,219
    Orient Overseas International Ltd. ...............................      Hong Kong               362,000               132,971
(a) Osprey Maritime Ltd. .............................................      Singapore               350,000               240,529
    Stolt Nielsen SA, ADR ............................................        Norway                 15,000               256,875
                                                                                                                      ------------
                                                                                                                          819,594
                                                                                                                      ------------
    UTILITIES ELECTRICAL & GAS 2.7%
    Gas y Electricidad SA, Br. .......................................        Spain                   5,700               448,206
    Guangdong Electric Power Development Co. Ltd., B, ................        China                 338,520               232,985
                                                                                                                      ------------
                                                                                                                          681,191
                                                                                                                      ------------
    WHOLESALE & INTERNATIONAL TRADE .6%
    Eurodis Electron PLC .............................................    United Kingdom            120,300               158,334
                                                                                                                      ------------
    TOTAL COMMON STOCKS (COST $21,544,631) ...........................                                                 22,545,117
                                                                                                                      ------------
    PREFERRED STOCKS 2.5%
    Ballast Nedam NV, pfd. ...........................................     Netherlands                6,700               177,570
    Fertilizantes Fosfatados SA, pfd. ................................        Brazil             41,995,000               155,759
    Moebel Walther AG, pfd. ..........................................       Germany                  4,550                70,617
    Tele Leste Celulare Participacoes SA, ADR, pfd. ..................        Brazil                    200                 5,950
    Weg SA, pfd. .....................................................        Brazil                507,200               206,930
                                                                                                                      ------------
    TOTAL PREFERRED STOCKS (COST $1,022,449) .........................                                                    616,826
                                                                                                                      ------------
    TOTAL LONG TERM INVESTMENTS (COST $22,567,080) ...................                                                 23,161,943
                                                                                                                      ------------


FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)

                                                                                                     PRINCIPAL
TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND                                  COUNTRY                AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
(g) REPURCHASE AGREEMENTS 5.7%
    Barclays Bank PLC, 4.70%, 7/01/99, (Maturity Value $700,091)
     Collateralized by U.S. Treasury Notes & Bonds ...................       United States            $700,000       $   700,000
    Morgan Stanley Inc., 4.70%, 7/01/99, (Maturity Value $717,094)
     Collateralized by U.S. Treasury Notes & Bonds ...................       United States             717,000           717,000
                                                                                                                     -----------
    TOTAL REPURCHASE AGREEMENTS (COST $1,417,000) ....................                                                 1,417,000
                                                                                                                     -----------
    TOTAL INVESTMENTS (COST $23,984,080) 99.1% .......................                                                24,578,943
    OTHER ASSETS, LESS LIABILITIES .9% ...............................                                                   217,355
                                                                                                                     -----------
    TOTAL NET ASSETS 100.0% ..........................................                                               $24,796,298
                                                                                                                     ===========

(a) Non-income producing.

(g) See Note 1(c) regarding repurchase agreements.


                       See notes to financial statements.


FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)

                                                                                                        SHARES/
TEMPLETON PACIFIC GROWTH FUND                                                    COUNTRY                WARRANTS           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND WARRANTS 90.2%
    BANKING 13.5%
    Development Bank of Singapore Ltd., fgn. .............................       Singapore               401,000       $ 4,899,148
    HSBC Holdings PLC ....................................................       Hong Kong                31,000         1,130,709
    Overseas Union Bank Ltd., fgn. .......................................       Singapore               519,816         2,503,666
(a) Philippine National Bank .............................................      Philippines              962,500         2,605,453
(a) PT Bank Pan Indonesia TBK ............................................       Indonesia             6,182,625         1,795,970
(a) Thai Farmers Bank Public Co. Ltd. ....................................        Thailand                36,570            73,388
(a) Thai Farmers Bank Public Co. Ltd., fgn. ..............................        Thailand               733,440         2,267,448
                                                                                                                       ------------
                                                                                                                        15,275,782
                                                                                                                       ------------
    BROADCASTING & PUBLISHING 2.4%
    South China Morning Post Ltd. ........................................       Hong Kong             4,888,000         2,740,458
                                                                                                                       ------------
    BUILDING MATERIALS & COMPONENTS 3.0%
    Gujarat Ambuja Cements Ltd., GDR, Reg S ..............................         India                 208,000         1,705,600
    Okumura Corp. ........................................................         Japan                 467,000         1,736,203
                                                                                                                       ------------
                                                                                                                         3,441,803
                                                                                                                       ------------
    BUSINESS & PUBLIC SERVICES 1.5%
    Kurita Water Industries Ltd. .........................................         Japan                  93,000         1,667,300
                                                                                                                       ------------
    CHEMICALS
    Fauji Fertilizer Co. Ltd. ............................................        Pakistan                10,000             7,897
                                                                                                                       ------------
    CONSTRUCTION & HOUSING 7.0%
    Daito Trust Construction Co. Ltd. ....................................         Japan                 260,200         2,902,098
    Road King Infrastructure Ltd. ........................................       Hong Kong             3,831,977         2,716,366
    Toda Corp. ...........................................................         Japan                 470,000         2,259,914
                                                                                                                       ------------
                                                                                                                         7,878,378
                                                                                                                       ------------
    ELECTRICAL & ELECTRONICS 1.0%
    Fuji Photo Film Co. Ltd. .............................................         Japan                  28,000         1,059,484
    Hitachi Ltd. .........................................................         Japan                     800             7,502
                                                                                                                       ------------
                                                                                                                         1,066,986
                                                                                                                       ------------
    FINANCIAL SERVICES 5.9%
    Commerce Asset-Holding Bhd. ..........................................        Malaysia             1,572,000         3,888,632
(a) Commerce Asset-Holding Bhd., wts., 6/16/02 ...........................        Malaysia               163,750           179,263
    Nomura Securities Co. Ltd. ...........................................         Japan                 143,000         1,674,083
    Public Finance Bhd., fgn. ............................................        Malaysia               928,000           976,842
                                                                                                                       ------------
                                                                                                                         6,718,820
                                                                                                                       ------------
    FOREST PRODUCTS & PAPER 3.1%
    Carter Holt Harvey Ltd. ..............................................      New Zealand            2,411,800         2,888,307
(a) PT Inti Indorayon Utama ..............................................       Indonesia               129,000            15,458
(a) PT Tjiwi Kimia TBK. ..................................................       Indonesia             1,388,741           534,519
(a) PT Tjiwi Kimia TBK, wts. .............................................       Indonesia               192,880            49,726
                                                                                                                       ------------
                                                                                                                         3,488,010
                                                                                                                       ------------
    INDUSTRIAL COMPONENTS 6.9%
    Fuji Heavy Industries Ltd. ...........................................         Japan                 577,000         4,452,396
    Mitsubishi Heavy Industries Ltd. .....................................         Japan                 824,000         3,342,564
                                                                                                                       ------------
                                                                                                                         7,794,960
                                                                                                                       ------------
    INSURANCE 2.7%
    AXA China Region Ltd. ................................................       Hong Kong             3,860,000         3,084,478
                                                                                                                       ------------
    LEISURE & TOURISM 1.4%
    Toei Co. Ltd. ........................................................         Japan                 397,000         1,623,554
                                                                                                                       ------------
    MERCHANDISING .7%
    Takashimaya Co. Ltd. .................................................         Japan                  81,418           778,260
                                                                                                                       ------------


FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)


                                                                                            SHARES/
TEMPLETON PACIFIC GROWTH FUND                                          COUNTRY              WARRANTS           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS (CONT.)
METALS & MINING 1.5%
Capral Aluminum Ltd. ............................................     Australia             1,074,400      $  1,656,971
                                                                                                           ------------
MISC MATERIALS & COMMODITIES 2.0%
Golden Hope Plantations Bhd. ....................................      Malaysia             2,607,000         2,236,532
                                                                                                           ------------
MULTI-INDUSTRY 13.5%
Broken Hill Proprietary Co. Ltd. ................................     Australia               211,000         2,444,069
Cheung Kong Holdings Ltd. .......................................     Hong Kong               270,000         2,401,129
Hutchison Whampoa Ltd. ..........................................     Hong Kong               188,000         1,702,185
SIME Darby Bhd. .................................................      Malaysia             1,798,800         2,357,375
Swire Pacific Ltd., A ...........................................     Hong Kong               435,000         2,152,896
Wheelock and Company Ltd. .......................................     Hong Kong             3,100,000         4,255,141
                                                                                                           ------------
                                                                                                             15,312,795
                                                                                                           ------------
REAL ESTATE 5.4%
City Developments Ltd. ..........................................     Singapore               639,600         4,094,943
New World Development Co. Ltd. ..................................     Hong Kong               658,978         1,974,679
                                                                                                           ------------
                                                                                                              6,069,622
                                                                                                           ------------
TELECOMMUNICATIONS 2.1%
Hong Kong Telecommunications Ltd. ...............................     Hong Kong               918,139         2,384,439
                                                                                                           ------------
TEXTILES & APPAREL 5.3%
Nisshinbo Industries Inc. .......................................       Japan                 700,000         3,186,550
Wacoal Corp. ....................................................       Japan                 280,000         2,849,967
                                                                                                           ------------
                                                                                                              6,036,517
                                                                                                           ------------
TRANSPORTATION 9.8%
East Japan Railway Co. ..........................................       Japan                     300         1,611,038
Guangshen Railway Co. Ltd., H, ADR ..............................       China                 142,800         1,088,850
Hitachi Zosen Corp. .............................................       Japan                 843,000         1,016,837
Hong Kong Ferry Holdings Co. Ltd. ...............................     Hong Kong               487,200           618,509
Malaysian International Shipping Corp., fgn. ....................      Malaysia             1,467,267         2,683,554
Singapore Airlines Ltd., fgn. ...................................     Singapore               432,300         4,113,515
                                                                                                           ------------
                                                                                                             11,132,303
                                                                                                           ------------
UTILITIES ELECTRICAL & GAS 1.5%
CLP Holdings Ltd. ...............................................     Hong Kong               363,000         1,763,805
                                                                                                           ------------
TOTAL LONG TERM INVESTMENTS (COST $122,176,287) .................                                           102,159,670
                                                                                                           ------------


                                                                                                   PRINCIPAL
                                                                                                     AMOUNT
                                                                                                   ----------
(g) REPURCHASE AGREEMENTS 6.3%
    Barclays Bank PLC, 4.7%, 7/01/99, (Maturity Value $3,500,457)
     Collateralized by U.S. Treasury Notes & Bonds                          United States          $3,500,000         3,500,000
    Morgan Stanley Inc., 4.7%, 7/01/99, (Maturity Value $3,675,480)
     Collateralized by U.S. Treasury Notes & Bonds                          United States           3,675,000         3,675,000
                                                                                                                   ------------
    TOTAL REPURCHASE AGREEMENTS (COST $7,175,000)                                                                     7,175,000
                                                                                                                   ------------
    TOTAL INVESTMENTS (COST $129,351,287) 96.5%                                                                     109,334,670
    OTHER ASSETS, LESS LIABILITIES 3.5%                                                                               3,913,115
                                                                                                                   ------------
    TOTAL NET ASSETS 100.0%                                                                                        $113,247,785
                                                                                                                   ============

(a) Non-income producing.
(g) See Note 1(c) regarding repurchase agreements.


                       See notes to financial statements.

FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)

                                                                                                    PRINCIPAL
    U.S. GOVERNMENT SECURITIES FUND                                                                   AMOUNT               VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    MORTGAGE-BACKED SECURITIES 75.9%
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - FIXED RATE 54.1%
    GNMA I, SF, 5.50%, 11/15/28 - 1/15/29 .....................................................     $ 6,902,316        $  6,287,388
    GNMA II, 5.50%, 9/20/28 - 1/20/29 .........................................................       3,175,007           2,878,003
    GNMA I, SF, 6.00%, 11/15/23 - 11/15/28 ....................................................      18,374,810          17,354,108
    GNMA II, 6.00%, 1/20/24 - 1/20/29 .........................................................      61,161,744          57,170,345
(h) GNMA I, SF, 6.50%, 5/15/23 - 2/15/29 ......................................................      71,478,466          69,307,659
    GNMA II, 6.50%, 3/20/28 ...................................................................      23,941,494          22,991,505
    GNMA I, SF, 7.00%, 3/15/22 - 5/15/28 ......................................................      65,173,498          64,591,880
    GNMA I, SF, 7.25%, 11/15/25 ...............................................................       1,224,606           1,231,350
    GNMA, PL, 7.25%, 5/15/22 - 8/15/22 ........................................................       2,160,506           2,150,059
    GNMA I, SF, 7.50%, 2/15/17 - 5/15/28 ......................................................      27,224,607          27,628,505
    GNMA II, 7.50%, 3/20/17 - 11/20/26 ........................................................      18,290,820          18,459,470
    GNMA I, SF, 8.00%, 4/15/05 - 6/15/24 ......................................................      15,378,690          15,894,379
    GNMA II, 8.00%, 2/20/16 - 8/20/26 .........................................................       1,476,942           1,517,890
    GNMA I, SF, 8.25%, 4/15/25 ................................................................         612,404             639,219
    GNMA I, SF, 8.50%, 8/15/21 - 12/15/24 .....................................................       4,502,494           4,727,176
    GNMA I, SF, 9.00%, 4/15/16 - 2/15/21 ......................................................       2,079,068           2,217,129
    GNMA I, SF, 9.50%, 7/15/16 - 12/15/21 .....................................................       4,519,527           4,879,404
    GNMA II, 9.50%, 4/20/25 ...................................................................         471,579             504,148
    GNMA I, SF, 10.00%, 8/15/17 - 8/15/21 .....................................................       3,961,499           4,334,390
                                                                                                                       ------------
                                                                                                                        324,764,007
                                                                                                                       ------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - FIXED RATE 8.4%
    FNMA, 6.00%, 10/01/23 - 10/01/28 ..........................................................      25,107,740          23,712,790
    FNMA, 6.50%, 1/01/24 - 5/01/24 ............................................................      11,869,452          11,571,970
    FNMA, 7.00%, 5/01/24 ......................................................................       1,272,428           1,263,545
    FNMA, PL, 7.00%, 3/17/35 ..................................................................       3,297,674           3,229,660
    FNMA, 7.50%, 4/01/23 - 7/01/25 ............................................................       4,874,827           4,943,998
    FNMA, 8.00%, 7/01/16 - 2/01/25 ............................................................       5,327,012           5,494,164
    FNMA, 8.50%, 10/01/19 - 2/01/22 ...........................................................         307,892             323,069
                                                                                                                       ------------
                                                                                                                         50,539,196
                                                                                                                       ------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - ADJUSTABLE RATE 4.4%
    FNMA, Cap 12.49%, Margin 2.00% + CMT, Resets Annually, 7.184%, 02/01/19 ...................       2,986,880           3,071,837
    FNMA, Cap 12.819%, Margin 2.127% + CMT, Resets Annually, 7.074%, 09/01/18 .................       3,931,958           4,057,211
    FNMA, Cap 13.313%, Margin 2.126% + CMT, Resets Annually, 7.084%, 07/01/19 .................       2,772,654           2,852,513
    FNMA, Cap 13.644%, Margin 2.011% + CMT, Resets Annually, 6.978%, 01/01/18 .................       9,234,834           9,504,633
    FNMA, Cap 14.625%, Margin 1.25% + COFI, Resets Monthly, 5.769%, 06/01/02 ..................       4,617,449           4,533,550
    FNMA, Cap 15.156%, Margin 2.284% + 3CMT, Resets Tri-Annually, 8.032%, 03/01/20 ............       2,360,438           2,409,042
                                                                                                                       ------------
                                                                                                                         26,428,786
                                                                                                                       ------------
    FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) - FIXED RATE 7.9%
    FHLMC, 6.00%, 1/01/24 - 8/01/28 ...........................................................       9,507,235           8,979,633
    FHLMC, 6.50%, 6/01/08 - 5/01/29 ...........................................................      20,925,102          20,427,638
    FHLMC, 7.00%, 4/01/24 .....................................................................      11,702,966          11,632,176
    FHLMC, 7.50%, 11/01/22 - 5/01/24 ..........................................................       3,322,243           3,373,600
    FHLMC, 8.00%, 5/01/16 - 5/01/22 ...........................................................       1,839,497           1,898,668
    FHLMC, 8.50%, 4/01/18 - 3/01/22 ...........................................................         630,136             661,215
    FHLMC, 9.00%, 3/01/03 .....................................................................         318,792             329,649
                                                                                                                       ------------
                                                                                                                         47,302,579
                                                                                                                       ------------
    FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) - ADJUSTABLE RATE 1.1%
    FHLMC, Cap 12.522%, Margin 2.105% + CMT, Resets Annually, 6.953%, 06/01/22 ................       2,374,052           2,437,867
    FHLMC, Cap 13.458%, Margin 2.195% + CMT, Resets Annually, 7.264%, 02/01/19 ................       3,852,704           3,958,121
                                                                                                                       ------------
                                                                                                                          6,395,988
                                                                                                                       ------------
    TOTAL MORTGAGE-BACKED SECURITIES (COST $456,027,151) ......................................                         455,430,556
                                                                                                                       ------------
    OTHER AGENCY SECURITIES 22.7%
    Federal Agriculture Mortgage Corp., 7.23%, 1/17/07 ........................................       5,000,000           5,017,365
    Federal Farm Credit Bank, 5.80%, 9/16/03 ..................................................       5,000,000           4,872,740
    Federal Home Loan Bank, 0.00%, 8/15/22 ....................................................      17,500,000           2,874,200



FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)


                                                                                                          PRINCIPAL
U.S. GOVERNMENT SECURITIES FUND                                                                             AMOUNT          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
OTHER AGENCY SECURITIES (CONT.)
   Federal Home Loan Bank, 0.00%, 1/23/23 .............................................................  $ 10,000,000  $  1,718,900
   FICO, Strip, 0.00%, 12/06/14 .......................................................................    13,569,000     4,797,401
   FICO, Strip, 0.00%, 6/06/15 ........................................................................    15,001,000     5,114,051
   FICO, Strip, 0.00%, 5/11/13 ........................................................................    10,000,000     3,963,100
   FICO, Strip, 1, 0.00%, 5/11/09 .....................................................................     1,758,000       924,165
   FICO, Strip, 12, 0.00%, 6/06/14 ....................................................................     9,454,000     3,461,941
   FICO, Strip, 13, 0.00%, 6/27/09 ....................................................................    11,024,000     5,741,112
   FICO, Strip, 16, 0.00%, 4/05/09 ....................................................................     3,202,000     1,694,975
   FICO, Strip, 16, 0.00%, 10/05/10 ...................................................................     4,745,000     2,259,987
   FICO, Strip, A, 0.00%, 2/08/09 .....................................................................     2,060,000     1,102,732
   Housing Urban Development, 96-A, 7.63%, 8/01/14 ....................................................     5,000,000     5,160,900
   Housing Urban Development, 96-A, 7.66%, 8/01/15 ....................................................     5,000,000     5,158,710
   Small Business Administration, 6.00%, 9/01/18 ......................................................     9,830,318     9,319,893
   Small Business Administration, 6.45%, 12/01/15 .....................................................     3,986,916     3,908,833
   Small Business Administration, 6.70%, 12/01/16 .....................................................     4,440,519     4,399,359
   Small Business Administration, 6.85%, 7/01/17 ......................................................     4,523,895     4,510,597
   Small Business Administration, Cap 10.85%, Margin Prime - 0.40%, Resets Quarterly, 8.10%, 6/25/19 ..     3,732,353     3,844,324
   Small Business Administration, Cap 10.875%, Margin Prime - 0.125%, Resets Quarterly, 8.375%, 3/25/18     4,782,588     4,941,012
   Student Loan Marketing Association, 0.00%, 5/15/14 .................................................    15,000,000     4,445,100
   Tennessee Valley Authority, 0.00%, 4/15/42 .........................................................     6,000,000     2,439,360
   Tennessee Valley Authority, 0.00%, 7/15/43 .........................................................     7,000,000     5,321,540
   Tennessee Valley Authority, 5.88%, 4/01/36 .........................................................    10,000,000     9,804,780
   Tennessee Valley Authority, 6.235%, 7/15/45 ........................................................    19,249,000    19,424,166
   Tennessee Valley Authority, 7.25%, 7/15/43 .........................................................    10,000,000     9,874,460
                                                                                                                       ------------
   TOTAL OTHER AGENCY SECURITIES (COST $136,093,024) ..................................................   681,402,631   136,095,703
                                                                                                                       ------------
   TOTAL LONG TERM INVESTMENTS (COST $592,120,175) ....................................................                 591,526,259
                                                                                                                       ------------
(f)REPURCHASE AGREEMENT .7%
   Joint Repurchase Agreement, 4.767%, 7/01/99, (Maturity Value $4,447,852) (COST $4,447,263) .........     4,447,263     4,447,263
    Barclays Capital Inc. (Maturity Value $561,030)
    Bear, Stearns & Co. Inc. (Maturity Value $495,027)
    Chase Securities Inc. (Maturity Value $91,619)
    CIBC Oppenheimer Corp. (Maturity Value $561,030)
    Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $396,021)
    Dresdner Kleinwort Benson, North America LLC (Maturity Value $396,021)
    Goldman, Sachs & Co. (Maturity Value $198,011)
    NationsBanc Montgomery Securities LLC (Maturity Value $396,021)
    Paine Webber Inc. (Maturity Value $396,021)
    Paribas Corp. (Maturity Value $396,021)
    Warburg Dillon Read LLC (Maturity Value $561,030)
     Collateralized by U.S. Treasury Bills & Notes
                                                                                                                       ------------
   TOTAL INVESTMENTS (COST $596,567,438) 99.3% ........................................................                 595,973,522
   OTHER ASSETS, LESS LIABILITIES .7% .................................................................                   4,332,554
                                                                                                                       ------------
   NET ASSETS 100.0% ..................................................................................                $600,306,076
                                                                                                                       ============

(f) See Note 1(c) regarding joint repurchase agreement.

(h) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

                       See notes to financial statements.



FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)


                                                                                                SHARES/
VALUE SECURITIES FUND                                                                            RIGHTS              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS AND RIGHTS 96.3%
    COMMERCIAL SERVICES 3.8%
    Reynolds & Reynolds Co., A ..............................................................     7,000           $  163,188
(a) Robert Half International Inc. ..........................................................    11,000              286,000
                                                                                                                  ----------
                                                                                                                     449,188
                                                                                                                  ----------
    CONSUMER DURABLES 1.4%
    D.R. Horton Inc. ........................................................................     1,800               29,925
    Engle Homes Inc. ........................................................................     3,000               41,250
    Flexsteel Industries Inc. ...............................................................     2,300               30,619
    M/I Schottenstein Homes Inc. ............................................................     2,300               42,406
(a) TBC Corp. ...............................................................................     3,500               24,719
                                                                                                                  ----------
                                                                                                                     168,919
                                                                                                                  ----------
    CONSUMER NON-DURABLES 13.1%
    Block Drug Co. Inc., A ..................................................................     3,000              125,063
    DIMON Inc. ..............................................................................    15,000               77,813
    Schweitzer-Mauduit International Inc. ...................................................     4,000               60,000
(a) Sola International Inc. .................................................................     7,000              136,063
    Standard Commercial Corp. ...............................................................    13,000               76,375
(a) The Timberland Co., A ...................................................................     5,000              340,313
(a) Tropical Sportswear International Corp. .................................................    15,000              478,125
    Wolverine World Wide Inc. ...............................................................    19,000              266,000
                                                                                                                  ----------
                                                                                                                   1,559,752
                                                                                                                  ----------
    CONSUMER SERVICES 1.6%
    Aztar Corp. .............................................................................    20,000              183,750
                                                                                                                  ----------
    ELECTRONIC TECHNOLOGY 1.7%
(a) ESCO Electronics Corp. ..................................................................       600                7,688
(a) NCR Corp. ...............................................................................     1,800               87,863
(a) SPACEHAB Inc. ...........................................................................    13,500               69,188
    United Industrial Corp. .................................................................     3,200               35,400
                                                                                                                  ----------
                                                                                                                     200,139
                                                                                                                  ----------
    ENERGY MINERALS .7%
    Nuevo Energy Co. ........................................................................     6,000               79,500
                                                                                                                  ----------
    FINANCE 23.9%
(a) Acceptance Insurance Cos. Inc. ..........................................................     4,000               60,250
    Allstate Corp. ..........................................................................     9,000              322,875
    American National Insurance Co. .........................................................     1,900              135,375
(a) American Safety Insurance Group Ltd. ....................................................     9,000               75,938
    The Centris Group Inc. ..................................................................     9,000               91,125
    Harleysville Group Inc. .................................................................    11,100              227,550
    HCC Insurance Holdings Inc. .............................................................     7,500              170,156
    Household International Inc. ............................................................     4,000              189,500
    PBOC Holdings Inc. ......................................................................    12,500              125,000
    Penn-America Group Inc. .................................................................     9,500               98,563
    The PMI Group Inc. ......................................................................     3,000              188,438
    Presidential Life Corp. .................................................................    16,700              327,738
(a) Professionals Group Inc. ................................................................     9,000              303,750
    Reinsurance Group of America Inc. .......................................................     3,000              100,500
(a) The Seibels Bruce Group Inc. ............................................................     9,000               45,000
(a) StanCorp Financial Group Inc. ...........................................................     9,000              270,000
    Terra Nova (Bermuda) Holdings Ltd., A ...................................................     4,000              107,750
                                                                                                                  ----------
                                                                                                                   2,839,508
                                                                                                                  ----------
    HEALTH TECHNOLOGY 2.2%
(a) OrthoLogic Corp. ........................................................................     9,200               22,713
(a) SkyePharma PLC, rts., 3/31/00 (United Kingdom) ..........................................     4,900                   --
    West Pharmaceutical Services Inc. .......................................................     6,000              235,500
                                                                                                                  ----------
                                                                                                                     258,213
                                                                                                                  ----------




FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)


                                                                                         SHARES/
VALUE SECURITIES FUND                                                                     RIGHTS                     VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND RIGHTS (CONT.)
    INDUSTRIAL SERVICES 9.5%
(a) Atwood Oceanics Inc. ............................................................      7,000                  $   218,750
    ENSCO International Inc. ........................................................     15,000                      299,063
(a) Perini Corp. ....................................................................      7,000                       39,813
(a) R&B Falcon Corp. ................................................................     14,500                      135,938
(a) Rowan Cos. Inc. .................................................................     15,000                      276,563
    Santa Fe International Corp. ....................................................      7,000                      161,000
                                                                                                                  -----------
                                                                                                                    1,131,127
                                                                                                                  -----------
    NON-ENERGY MINERALS 3.9%
    Carpenter Technology Corp. ......................................................      4,000                  $   114,250
(a) Lone Star Technologies Inc. .....................................................     10,000                      177,500
    LTV Corp. .......................................................................     26,000                      173,875
                                                                                                                  -----------
                                                                                                                      465,625
                                                                                                                  -----------
    PROCESS INDUSTRIES 4.4%
    B.F. Goodrich Co. ...............................................................      5,000                      212,500
    Lancaster Colony Corp. ..........................................................      2,100                       72,450
    RPM Inc. ........................................................................      7,500                      106,406
    Tuscarora Inc. ..................................................................     10,000                      135,625
                                                                                                                  -----------
                                                                                                                      526,981
                                                                                                                  -----------
    PRODUCER MANUFACTURING 18.7%
    Baldor Electric Co. .............................................................      8,200                      162,975
    Commercial Intertech Corp. ......................................................        400                        6,375
    Commonwealth Industries Inc. ....................................................      6,500                       81,250
    Dana Corp. ......................................................................      6,000                      276,375
    Easco Inc. ......................................................................      8,100                       85,556
(a) Global Industrial Technologies Inc. .............................................      5,700                       68,756
(a) Holophane Corp. .................................................................      4,000                      152,500
    JLG Industries Inc. .............................................................     23,500                      478,813
(a) Keystone Consolidated Industries Inc. ...........................................      4,400                       29,150
    Myers Industries Inc. ...........................................................     10,500                      210,000
    Patrick Industries Inc. .........................................................      2,200                       34,375
    Superior Industries International Inc. ..........................................      6,200                      169,338
    Timken Co. ......................................................................     13,000                      253,500
    Watts Industries Inc., A ........................................................     11,000                      211,063
                                                                                                                  -----------
                                                                                                                    2,220,026
                                                                                                                  -----------
    RETAIL TRADE 1.4%
    Schultz Sav-O Stores Inc. .......................................................      3,800                       60,800
(a) Syms Corp. ......................................................................     13,500                      109,688
                                                                                                                  -----------
                                                                                                                      170,488
                                                                                                                  -----------
(a) TECHNOLOGY SERVICES .6%
    Ultrak Inc. .....................................................................     11,900                       69,913
                                                                                                                  -----------
    TRANSPORTATION 9.4%
    Air Express International Corp. .................................................      7,500                      190,303
(a) Atlantic Coast Airlines Holdings Inc. ...........................................      8,600                      163,400
    Canadian National Railway Co. (Canada) ..........................................      2,000                      134,000
(a) Fritz Cos. Inc. .................................................................      5,000                       53,750
    Kenan Transport Co. .............................................................      4,300                      132,225
(a) Midwest Express Holdings ........................................................      4,000                      136,000
    Tidewater Inc. ..................................................................     10,000                      305,000
                                                                                                                  -----------
                                                                                                                    1,114,678
                                                                                                                  -----------
    TOTAL LONG TERM INVESTMENTS (COST $10,545,736) ..................................                              11,437,807
                                                                                                                  -----------





FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED) (CONT.)

                                                                                                    PRINCIPAL
VALUE SECURITIES FUND                                                                                 AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
(f) REPURCHASE AGREEMENT 4.4%
    Joint Repurchase Agreement, 4.767%, 7/01/99, (Maturity Value $524,499) (Cost $524,430) ......  $  524,430       $   524,430
     Barclays Capital Inc. (Maturity Value $66,158)
     Bear, Stearns & Co. Inc. (Maturity Value $58,374)
     Chase Securities Inc. (Maturity Value $10,804)
     CIBC Oppenheimer Corp. (Maturity Value $66,158)
     Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $46,699)
     Dresdner Kleinwort Benson, North America LLC (Maturity Value $46,699)
     Goldman, Sachs & Co. (Maturity Value $23,351)
     NationsBanc Montgomery Securities LLC (Maturity Value $46,699)
     Paine Webber Inc. (Maturity Value $46,699)
     Paribas Corp. (Maturity Value $46,699)
     Warburg Dillon Read LLC (Maturity Value $66,159)
      Collateralized by U.S. Treasury Bills & Notes
                                                                                                                    -----------
    TOTAL INVESTMENTS (COST $11,070,166) 100.7% .................................................                    11,962,237
    OTHER ASSETS, LESS LIABILITIES (.7%) ........................................................                       (88,025)
                                                                                                                    -----------
    NET ASSETS 100.0% ...........................................................................                   $11,874,212
                                                                                                                    ===========

(a) Non-income producing.

(f) See Note 1(c) regarding joint repurchase agreement.


                       See notes to financial statements.


FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)

                                                                                                    PRINCIPAL
    ZERO COUPON FUND - 2000                                                                           AMOUNT             VALUE
----------------------------------------------------------------------------------------------------------------------------------
    U.S. GOVERNMENT AND AGENCY SECURITIES 97.4%
    FHLB, Strip, A-1, 2/25/01 ................................................................      $ 7,567,000       $ 6,880,938
    FHLB, Strip, A-1, 2/25/02 ................................................................          465,000           397,687
    FHLMC, Strip, 5/15/00 ....................................................................       16,175,000        15,443,081
    FICO, Strip, 10/06/00 ....................................................................        6,200,000         5,773,403
    FICO, Strip, 1, 11/11/00 .................................................................        1,139,000         1,054,648
    FICO, Strip, 12, 12/06/00 ................................................................       17,390,000        16,031,806
    FICO, Strip, 15, 9/07/00 .................................................................          148,000           138,462
    FICO, Strip, 17, 10/05/00 ................................................................        5,875,000         5,471,646
    FICO, Strip, D, 9/26/00 ..................................................................        4,965,000         4,631,114
    FNMA, Strip, 11/22/99 ....................................................................        3,800,000         3,724,787
    FNMA, Strip, 2/12/00 .....................................................................          500,000           484,159
    FNMA, Strip, 8/12/01 .....................................................................        3,000,000         2,652,123
    Tennessee Valley Authority, Strip, 7/15/00 ...............................................        3,320,000         3,134,163
    Tennessee Valley Authority, Strip, 10/15/00 ..............................................        2,500,000         2,324,640
    U.S. Treasury, Strip, 11/15/00 ...........................................................        6,600,000         6,133,801
    U.S. Treasury, Strip, QO, 11/15/00 .......................................................        1,110,375         1,029,188
    U.S. Treasury, Strip, QO, 2/15/01 ........................................................        2,778,750         2,536,315
                                                                                                                      -----------
    TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $75,596,134) ...........................                         77,841,961
                                                                                                                      -----------
    OTHER SECURITIES - AAA RATED 2.7%
    Interamerican Development Bank, Strip, 12/16/00 ..........................................          220,000           202,774
    International Bank for Reconstruction and Development, 2/15/00 ...........................          405,000           391,274
    International Bank for Reconstruction and Development, 8/15/00 ...........................          945,000           884,399
    International Bank for Reconstruction and Development, 2/15/01 ...........................          735,000           666,103
                                                                                                                      -----------
    TOTAL OTHER SECURITIES - AAA RATED (COST $2,072,756) .....................................                          2,144,550
                                                                                                                      -----------
    TOTAL LONG TERM INVESTMENTS (COST $77,668,890) ...........................................                         79,986,511
                                                                                                                      -----------
(f) REPURCHASE AGREEMENT .1%
    Joint Repurchase Agreement, 4.767%, 7/01/99, (Maturity Value $59,894) (COST $59,886) .....           59,886            59,886
     Barclays Capital Inc. (Maturity Value $7,555)
     Bear, Stearns & Co. Inc. (Maturity Value $6,666)
     Chase Securities Inc. (Maturity Value $1,233)
     CIBC Oppenheimer Corp. (Maturity Value $7,554)
     Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $5,333)
     Dresdner Kleinwort Benson, North America LLC (Maturity Value $5,333)
     Goldman, Sachs & Co. (Maturity Value $2,666)
     NationsBanc Montgomery Securities LLC (Maturity Value $5,333)
     Paine Webber Inc. (Maturity Value $5,333)
     Paribas Corp. (Maturity Value $5,333)
     Warburg Dillon Read LLC (Maturity Value $7,555)
       Collateralized by U.S. Treasury Bills & Notes
                                                                                                                      -----------
    TOTAL INVESTMENTS (COST $77,728,776) 100.2% ..............................................                         80,046,397
    OTHER ASSETS, LESS LIABILITIES (.2%) .....................................................                           (164,453)
                                                                                                                      -----------
    NET ASSETS 100.0% ........................................................................                        $79,881,944
                                                                                                                      ===========


(f) See Notes 1(c) regarding joint repurchase agreement.


                       See notes to financial statements.




FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)

                                                                                                   PRINCIPAL
     ZERO COUPON FUND - 2005                                                                         AMOUNT                VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     U.S. GOVERNMENT AND AGENCY SECURITIES 95.8%

     FHLB, Strip, A-1, 8/25/02 ...............................................................    $ 1,000,000          $   828,543
     FHLB, Strip, A-1, 2/25/04 ...............................................................      9,110,000            6,841,592
     FHLB, Strip, A-1P, 2/25/04 ..............................................................        800,000              600,798
     FICO, Strip, 3/26/05 ....................................................................      5,000,000            3,491,840
     FICO, Strip, 10/06/05 ...................................................................     11,400,000            7,688,491
     FICO, Strip, 1, 5/11/05 .................................................................      3,500,000            2,425,056
     FICO, Strip, 1, 11/11/05 ................................................................        829,000              555,822
     FICO, Strip, 12, 12/06/05 ...............................................................     11,055,000            7,376,172
     FICO, Strip, 19, 12/06/05 ...............................................................     10,000,000            6,672,250
     FICO, Strip, D, 9/26/05 .................................................................      6,799,000            4,593,459
     FICO, Strip, E, 11/02/05 ................................................................      3,509,000            2,356,195
     FNMA, Strip, 2/12/06 ....................................................................        250,000              165,263
     FNMA, Strip, 1, 8/01/04 .................................................................        450,000              329,805
     FNMA, Strip, 1, 2/01/05 .................................................................      6,000,000            4,244,122
     FNMA, Strip, 1, 2/12/05 .................................................................      1,000,000              705,884
     FNMA, Strip, 1, 8/12/05 .................................................................        875,000              597,690
     FNMA, Strip, 1, 2/01/06 .................................................................      4,307,000            2,853,267
     FNMA, Strip, 1, 8/01/06 .................................................................        530,000              340,101
     FNMA, Strip, 1, 2/01/08 .................................................................      1,730,000            1,003,853
     FNMA, Strip, 1, 2/12/08 .................................................................        120,000               69,456
     REFCO, Strip, 1/15/06 ...................................................................      6,500,000            4,383,841
     REFCO, Strip, 4/15/06 ...................................................................      3,000,000            1,991,331
     Tennessee Valley Authority, Strip, 10/15/04 .............................................      6,200,000            4,471,186
     Tennessee Valley Authority, Strip, 4/15/05 ..............................................      2,260,000            1,575,491
     Tennessee Valley Authority, Strip, 10/15/05 .............................................      1,000,000              674,771
     U.S. Treasury, Strip, 2/15/06 ...........................................................      5,900,000            3,988,164
                                                                                                                       -----------
     TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $64,558,962) ..........................                          70,824,443
                                                                                                                       -----------
     OTHER SECURITIES - AAA RATED 4.2%
     Exxon Capital Corp., 11/15/04 ...........................................................      1,500,000            1,069,854
     International Bank for Reconstruction and Development, 2/15/07 ..........................        541,000              323,339
     International Bank for Reconstruction and Development, 8/15/07 ..........................      2,500,000            1,444,008
     International Bank for Reconstruction and Development, 2, 2/15/07 .......................        459,000              274,344
                                                                                                                       -----------
     TOTAL OTHER SECURITIES - AAA RATED (COST $3,051,444) ....................................                           3,111,545
                                                                                                                       -----------
     TOTAL LONG TERM INVESTMENTS (COST $67,610,406) ..........................................                          73,935,988
                                                                                                                       -----------
(f)  REPURCHASE AGREEMENT .1%
     Joint Repurchase Agreement, 4.767%, 7/01/99, (Maturity Value $107,019) (COST $107,005) ..        107,005              107,005

      Barclays Capital Inc. (Maturity Value $13,499)
      Bear, Stearns & Co. Inc. (Maturity Value $11,911)
      Chase Securities Inc. (Maturity Value $2,202)
      CIBC Oppenheimer Corp. (Maturity Value $13,499)
      Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $9,529)
      Dresdner Kleinwort Benson, North America LLC (Maturity Value $9,529)
      Goldman, Sachs & Co. (Maturity Value $4,764)
      NationsBanc Montgomery Securities LLC (Maturity Value $9,529)
      Paine Webber Inc. (Maturity Value $9,529)
      Paribas Corp. (Maturity Value $9,529)
      Warburg Dillon Read LLC (Maturity Value $13,499)
        Collateralized by U.S. Treasury Bills & Notes
                                                                                                                       -----------
     TOTAL INVESTMENTS (COST $67,717,411) 100.1% .............................................                          74,042,993
     OTHER ASSETS, LESS LIABILITIES (.1%) ....................................................                             (76,793)
                                                                                                                       -----------
     NET ASSETS 100.0% .......................................................................                         $73,966,200
                                                                                                                       ===========


(f)See Note 1(c) regarding joint repurchase agreement.


                       See notes to financial statements.


FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)

                                                                                                   PRINCIPAL
    ZERO COUPON FUND - 2010                                                                         AMOUNT           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
    U.S. GOVERNMENT AND AGENCY SECURITIES 93.7%
    FICO, Strip, 3/26/10 .....................................................................   $   860,000     $   424,976
    FICO, Strip, 1, 11/11/10 .................................................................    16,246,000       7,684,017
    FICO, Strip, 3, 5/30/10 ..................................................................     2,000,000         976,190
    FICO, Strip, 4, 10/06/10 .................................................................     1,528,000         727,631
    FICO, Strip, 8, 8/03/10 ..................................................................     3,021,000       1,456,264
    FICO, Strip, 11, 2/08/11 .................................................................     2,837,000       1,319,066
    FICO, Strip, 12, 6/06/09 .................................................................     4,550,000       2,379,614
    FICO, Strip, 12, 12/06/10 ................................................................     7,500,000       3,529,950
    FICO, Strip, 19, 6/06/10 .................................................................     9,800,000       4,777,059
    FICO, Strip, 19, 12/06/10 ................................................................     2,080,000         978,973
    FICO, Strip, A, 8/08/10 ..................................................................     7,000,000       3,371,039
    FICO, Strip, D, 9/26/10 ..................................................................       860,000         410,356
    FICO, Strip, GEN, 10/06/10 ...............................................................     4,040,000       1,923,840
    FICO, Strip, GEN, 4/06/11 ................................................................     5,000,000       2,298,660
    FNMA, Strip, 8/12/09 .....................................................................     1,975,000       1,028,065
    FNMA, Strip, 8/12/10 .....................................................................     1,230,000         597,647
    FNMA, Strip, 1, 2/01/10 ..................................................................     5,000,000       2,520,030
    FNMA, Strip, 1, 8/01/10 ..................................................................     8,250,000       4,017,024
    REFCO, Strip, 10/15/10 ...................................................................    20,000,000       9,821,320
    Sallie Mae, zero cpn., 5/15/14 ...........................................................     8,650,000       2,563,341
    Tennessee Valley Authority, Strip, 1/01/10 ...............................................       412,000         198,740
    Tennessee Valley Authority, Strip, 4/15/10 ...............................................    12,000,000       5,951,244
    Tennessee Valley Authority, Strip, 10/15/10 ..............................................     1,320,000         632,324
    Tennessee Valley Authority, Strip, 4/15/11 ...............................................     9,525,000       4,406,332
    Tennessee Valley Authority, Strip, 10/15/11 ..............................................     7,295,000       3,258,385
    U.S. Treasury, Strip, 11/15/10 ...........................................................    14,180,000       7,042,313
                                                                                                                 -----------
    TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (COST $65,824,226) ...........................                    74,294,400
                                                                                                                 -----------
    OTHER SECURITIES- AAA RATED 6.0%
    International Bank for Reconstruction and Development, 2/15/11 ...........................     1,392,000         616,094
    International Bank for Reconstruction and Development, 2/15/12 ...........................     2,800,000       1,149,229
    International Bank for Reconstruction and Development, 2/15/13 ...........................     3,287,000       1,249,583
    International Bank for Reconstruction and Development, 8/15/13 ...........................     4,100,000       1,499,444
    International Bank for Reconstruction and Development, Series 2, 2/15/11 .................       500,000         221,298
                                                                                                                 -----------
    TOTAL OTHER SECURITIES- AAA RATED (COST $4,473,671) ......................................                     4,735,648
                                                                                                                 -----------
    TOTAL LONG TERM INVESTMENTS (COST $70,297,897) ...........................................                    79,030,048
                                                                                                                 -----------
(f) REPURCHASE AGREEMENT .4%
    Joint Repurchase Agreement, 4.767%, 7/01/99, (Maturity Value $357,478) (COST $357,431) ...       357,431         357,431
     Barclays Capital Inc. (Maturity Value $45,092)
     Bear, Stearns & Co. Inc. (Maturity Value $39,786)
     Chase Securities Inc. (Maturity Value $7,364)
     CIBC Oppenheimer Corp. (Maturity Value $45,091)
     Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $31,828)
     Dresdner Kleinwort Benson, North America LLC (Maturity Value $31,828)
     Goldman, Sachs & Co. (Maturity Value $15,914)
     NationsBanc Montgomery Securities LLC (Maturity Value $31,828)
     Paine Webber Inc. (Maturity Value $31,828)
     Paribas Corp. (Maturity Value $31,828)
     Warburg Dillon Read LLC (Maturity Value $45,091)
       Collateralized by U.S. Treasury Bills & Notes
                                                                                                                 -----------
    TOTAL INVESTMENTS (COST $70,655,328) 100.1% ..............................................                    79,387,479
    OTHER ASSETS, LESS LIABILITIES (.1%) .....................................................                     (105,308)
                                                                                                                 -----------
    NET ASSETS 100.0% ........................................................................                   $79,282,171
                                                                                                                 ===========



(f) See Note 1(c) regarding joint repurchase agreement.

                       See notes to financial statements.


FRANKLIN VALUEMARK FUNDS
STATEMENT OF INVESTMENTS, JUNE 30, 1999 (UNAUDITED)


CURRENCY ABBREVIATIONS


AUD    -     Australian Dollar
ARS    -     Argentinian Peso
CAD    -     Canadian Dollar
DKK    -     Danish Krone
EUR    -     Eurodollar
GBP    -     British Pound
INR    -     Indian Rupee
JPY    -     Japanese Yen
NZD    -     New Zealand Dollar
SEK    -     Swedish Krona
ZAR    -     South African Rand

                       See notes to financial statements.


FRANKLIN VALUEMARK FUNDS
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 1999 (UNAUDITED)

                                                                      GLOBAL
                                                    CAPITAL         HEALTH CARE    GLOBAL UTILITIES   GROWTH AND         HIGH
                                                  GROWTH FUND     SECURITIES FUND  SECURITIES FUND    INCOME FUND      INCOME FUND
                                                 ----------------------------------------------------------------------------------
Assets:
 Investments in securities:
     Cost ...................................    $ 238,302,547    $   9,596,134    $ 687,171,705    $  892,898,162    $ 428,049,857
                                                 ==================================================================================
     Value ..................................      313,872,522       10,018,464      839,159,255     1,140,073,416      377,154,320
 Repurchase agreements, at value and cost ...       42,076,712          346,418       30,928,379        63,629,989        1,034,282
 Receivables:
     Investment securities sold .............        1,657,275          889,289       25,117,984        10,081,880             --
     Capital shares sold ....................          967,061            7,021            1,229            12,787          932,326
     Dividends and interest .................          688,532            7,106        1,852,884         3,041,410        7,601,610
                                                 ----------------------------------------------------------------------------------
          Total assets ......................      359,262,102       11,268,298      897,059,731     1,216,839,482      386,722,538
                                                 ----------------------------------------------------------------------------------
Liabilities:
 Payables:
     Investment securities purchased ........        2,374,950          831,990        3,637,590        12,041,510        2,500,000
     Capital shares redeemed ................          811,754               17          723,911         1,123,169          181,273
     Affiliates .............................          210,988            6,128          352,437           468,198          161,832
     Custodian fees .........................              881               21           23,883            21,670            4,205
     Postage and mailing fees ...............           10,911              646           14,624            24,340           16,658
 Other liabilities ..........................            8,556            1,549           66,810            63,965           46,944
                                                 ----------------------------------------------------------------------------------
          Total liabilities .................        3,418,040          840,351        4,819,255        13,742,852        2,910,912
                                                 ----------------------------------------------------------------------------------
           Net assets, at value .............    $ 355,844,062    $  10,427,947    $ 892,240,476    $1,203,096,630    $ 383,811,626
                                                 ==================================================================================
Net assets consist of:
 Undistributed net investment income ........    $   2,753,548    $      37,454    $  43,191,352    $   61,413,191    $  69,541,329
 Net unrealized appreciation (depreciation) .       75,569,975          422,330      151,970,306       247,175,254      (50,895,537)
 Accumulated net realized gain (loss) .......        1,195,711       (1,417,637)     190,340,293       189,965,847       15,306,348
 Capital shares .............................      276,324,828       11,385,800      506,738,525       704,542,338      349,859,486
                                                 ----------------------------------------------------------------------------------
      Net assets, at value ..................    $ 355,844,062    $  10,427,947    $ 892,240,476    $1,203,096,630    $ 383,811,626
                                                 ==================================================================================
CLASS 1:
 Net assets, at value .......................    $ 355,536,656    $  10,386,034    $ 891,972,748    $1,202,585,998    $ 383,705,064
                                                 ==================================================================================
 Shares outstanding .........................       19,689,451        1,134,290       40,018,839        54,749,803       28,536,369
                                                 ==================================================================================
 Net asset value and offering price per share    $       18.06    $        9.16    $       22.29    $        21.97    $       13.45
                                                 ==================================================================================
CLASS 2:
 Net assets, at value .......................    $     307,406    $      41,913    $     267,728    $      510,632    $     106,562
                                                 ==================================================================================
 Shares outstanding .........................           17,055            4,584           12,030            23,282            7,932
                                                 ==================================================================================
 Net asset value and offering price per share    $       18.02    $        9.14    $       22.26    $        21.93    $       13.43
                                                 ==================================================================================

                       See notes to financial statements.


FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
JUNE 30, 1999 (UNAUDITED)

                                                                                                                       Natural
                                                       Income           Money      Mutual Discovery  Mutual Shares   Resources
                                                    Securities Fund   Market Fund  Securities Fund  Securities Fund Securities Fund
                                                    -------------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost ...........................................   $936,081,323    $315,554,350   $176,183,870     $423,534,510     $ 47,714,139
                                                     ==============================================================================
  Value ..........................................    950,315,008     315,554,350    188,379,053      475,778,153       49,389,673
 Repurchase agreements, at value and cost ........           --        38,210,000           --               --          1,259,103
 Cash ............................................           --              --        7,685,804       12,358,049             --
 Receivables:
  Investment securities sold .....................     10,218,668            --        3,811,474        6,285,733             --
  Capital shares sold ............................           --            81,226         18,965           56,716             --
  Dividends and interest .........................     11,748,298         762,517        638,243        1,156,679           10,305
 Unrealized gain on forward exchange contracts
  (Note 6) .......................................           --              --        5,242,102        3,417,587             --
 Deposits with brokers for securities sold short .           --              --        3,249,751        7,772,566             --
                                                     ------------------------------------------------------------------------------
     Total assets ................................    972,281,974     354,608,093    209,025,392      506,825,483       50,659,081
                                                     ------------------------------------------------------------------------------
Liabilities:
 Payables:
   Investment securities purchased ...............        174,551            --        1,694,920        5,274,802          103,964
   Capital shares redeemed .......................           --         4,675,531        101,237          270,516          170,579
   Affiliates ....................................        386,845         159,672        164,284          299,331           25,411
   Custodian fees ................................         41,982           3,080          4,393            5,231              495
   Postage and mailing fees ......................         51,507           7,288          1,513             --              1,415
 Securities sold short, at value (proceeds
   $1,429,493 and $3,132,279, respectively) ......           --              --        1,675,073        3,295,800             --
 Due to broker, variation margin .................           --              --           36,496           77,867             --
 Unrealized loss on forward exchange contracts
   (Note 6) ......................................           --              --          327,820          213,896             --
 Other liabilities ...............................         65,470           7,318         96,300           58,701            5,230
                                                     ------------------------------------------------------------------------------
   Total liabilities .............................        720,355       4,852,889      4,102,036        9,496,144          307,094
                                                     ------------------------------------------------------------------------------
     Net assets, at value ........................   $971,561,619    $349,755,204   $204,923,356     $497,329,339     $ 50,351,987
                                                     ==============================================================================
Net assets consist of:
   Undistributed net investment income ...........   $122,233,431    $       --     $  6,414,204     $ 15,676,564     $    933,095
   Net unrealized appreciation ...................     14,239,546            --       16,737,331       55,193,958        1,675,534
   Accumulated net realized gain (loss) ..........     63,040,408            --       (8,498,065)      12,647,786      (23,266,021)
   Capital shares ................................    772,048,234     349,755,204    190,269,886      413,811,031       71,009,379
                                                     ------------------------------------------------------------------------------
     Net assets, at value ........................   $971,561,619    $349,755,204   $204,923,356     $497,329,339     $ 50,351,987
                                                     ==============================================================================
CLASS 1:
 Net assets, at value ............................   $971,090,696    $347,023,568   $204,736,486     $496,887,152     $ 50,308,431
                                                     ==============================================================================
 Shares outstanding ..............................     56,396,814     347,023,568     16,178,470       36,256,033        4,640,233
                                                     ==============================================================================
 Net asset value and offering price per share ....   $      17.22    $       1.00   $      12.65     $      13.70     $      10.84
                                                     ==============================================================================
CLASS 2:
 Net assets, at value ............................   $    470,923    $  2,731,636   $    186,870     $    442,187     $     43,556
                                                     ==============================================================================
 Shares outstanding ..............................         27,386       2,731,636         14,781           32,326            4,021
                                                     ==============================================================================
 Net asset value and offering price per share ....   $      17.20    $       1.00   $      12.64     $      13.68     $      10.83
                                                     ==============================================================================


                    See notes to financial statements.


FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
JUNE 30, 1999 (UNAUDITED)

                                                                                                      Templeton
                                                                                                      Developing       Templeton
                                                       Real Estate        Rising       Small Cap        Markets       Global Asset
                                                     Securities Fund  Dividends Fund     Fund        Equity Fund    Allocation Fund
                                                     ------------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ....................   $ 205,902,433   $ 455,267,272   $ 246,346,501   $ 176,455,485    $  63,992,379
  Cost - Non-controlled affiliated issuers .......            --        21,480,423            --              --               --
                                                     ==============================================================================
  Value - Unaffiliated issuers ...................     218,036,187     575,133,599     290,107,691     187,587,783       65,960,511
  Value - Non-controlled affiliated issuers ......                      29,802,525            --              --               --
Repurchase agreements, at value and cost .........       3,713,503      10,569,670      18,106,327            --          4,220,000
Cash .............................................            --              --              --           336,898              561
Receivables:
  Investment securities sold .....................       1,564,823       6,272,368         846,042       2,824,516             --
  Capital shares sold ............................            --            13,806         450,470             583               50
  Dividends and interest .........................       1,700,313         881,873         147,406         840,659          533,811
Unrealized gain on forward exchange contracts
   (Note 6) ......................................            --              --              --              --              5,130
                                                     ------------------------------------------------------------------------------
    Total assets .................................     225,014,826     622,673,841     309,657,936     191,590,439       70,720,063
                                                     ------------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ................            --              --           537,835       1,386,072           24,462
  Capital shares redeemed ........................         388,092         690,522            --           185,016           46,386
  Affiliates .....................................         104,969         369,674         179,512         191,123             --
  Custodian fees .................................           1,186           2,488           1,757          56,601           42,285
  Postage and mailing fees .......................           9,020          15,440           9,648          12,341            3,844
Payable upon return of securities loaned (Note 10)            --              --         9,656,982            --               --
Deferred tax liability (Note 1j) .................            --              --              --           341,012             --
Other liabilities ................................          16,250          34,570          16,966          28,381            6,841
                                                     ------------------------------------------------------------------------------
    Total liabilities ............................         519,517       1,112,694      10,402,700       2,200,546          123,818
                                                     ------------------------------------------------------------------------------
     Net assets, at value ........................   $ 224,495,309   $ 621,561,147   $ 299,255,236   $ 189,389,893    $  70,596,245
                                                     ==============================================================================
Net assets consist of:
  Undistributed net investment income ............   $  23,943,538   $  13,735,865   $   1,414,424   $   4,420,885    $   4,133,697
  Net unrealized appreciation ....................      12,133,754     128,188,429      43,761,190      10,791,286        1,968,270
  Accumulated net realized gain (loss) ...........      35,206,692     144,195,780      15,284,342     (62,868,325)       2,302,385
  Capital shares .................................     153,211,325     335,441,073     238,795,280     237,046,047       62,191,893
                                                     ------------------------------------------------------------------------------
     Net assets, at value ........................   $ 224,495,309   $ 621,561,147   $ 299,255,236   $ 189,389,893    $  70,596,245
                                                     ==============================================================================
CLASS 1:
 Net assets, at value ............................   $ 224,450,881   $ 621,229,866   $ 299,177,022   $ 188,802,531    $  70,553,184
                                                     ==============================================================================
 Shares outstanding ..............................      10,665,086      33,361,377      18,724,755      20,102,042        5,297,517
                                                     ==============================================================================
 Net asset value and offering price per share ....   $       21.05   $       18.62   $       15.98   $        9.39    $       13.32
                                                     ==============================================================================
CLASS 2:
                                                     ==============================================================================
 Net assets, at value ............................   $      44,428   $     331,281   $      78,214   $     587,362    $      43,061
                                                     ==============================================================================
 Shares outstanding ..............................           2,114          17,822           4,903          62,613            3,239
                                                     ==============================================================================
 Net asset value and offering price per share ....   $       21.02   $       18.59   $       15.95   $        9.38    $       13.29
                                                     ==============================================================================


                 See notes to financial statements.


FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)


STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
JUNE 30, 1999 (UNAUDITED)

                                                                                                     TEMPLETON
                                                    TEMPLETON        TEMPLETON        TEMPLETON    INTERNATIONAL    TEMPLETON
                                                      GLOBAL       GLOBAL INCOME  INTERNATIONAL      SMALLER          PACIFIC
                                                   GROWTH FUND   SECURITIES FUND   EQUITY FUND     COMPANIES FUND   GROWTH FUND
                                                 -------------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost .......................................   $ 600,987,541   $ 120,116,180    $ 640,290,738   $  22,567,080    $ 122,176,287
                                                 ===============================================================================
  Value ......................................     700,887,189     112,912,014      792,576,606      23,161,943      102,159,670
Repurchase agreements, at value and cost .....      41,328,000            --         31,109,000       1,417,000        7,175,000
Cash .........................................       1,959,957            --            400,884             783        3,510,332
Receivables:
  Investment securities sold .................         230,944            --          1,306,512          97,454             --
  Capital shares sold ........................         749,832             113        1,974,355          55,667          807,857
  Dividends and interest .....................       3,759,218       1,882,841        3,501,787         100,737          408,121
Unrealized gain on forward exchange contracts
 (Note 6) ....................................            --            31,411             --              --               --
                                                 -------------------------------------------------------------------------------
     Total assets ............................     748,915,140     114,826,379      830,869,144      24,833,584      114,060,980
                                                 -------------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ...........      14,267,674            --            157,553           5,660             --
  Capital shares redeemed ...................         408,130         171,188          627,401           4,069          152,426
  Affiliates ................................         498,068          54,811          565,730          19,253          100,904
  Custodian fees ............................          54,160          25,009          248,787           4,830           34,086
  Postage and mailing fees ..................           1,062          12,541           75,097              23            5,550
Funds advanced by custodian .................            --           853,913             --              --               --
Deferred tax liability (Note 1j) ............            --              --               --              --            490,909
Other liabilities ...........................          41,226          17,588           95,630           3,451           29,320
                                                 -------------------------------------------------------------------------------
     Total liabilities ......................      15,270,320       1,135,050        1,770,198          37,286          813,195
                                                 -------------------------------------------------------------------------------
     Net assets, at value ...................   $ 733,644,820   $ 113,691,329    $ 829,098,946   $  24,796,298    $ 113,247,785
                                                 ===============================================================================
Net assets consist of:
 Undistributed net investment income .........   $  24,158,413   $   8,638,389    $  42,455,389   $   1,010,826    $     634,906
 Net unrealized appreciation (depreciation) ..      99,899,648      (7,200,204)     152,285,868         594,863      (20,507,526)
 Accumulated net realized gain (loss) ........      92,699,126      (4,272,425)     113,791,000      (3,474,245)     (52,406,774)
 Capital shares ..............................     516,887,633     116,525,569      520,566,689      26,664,854      185,527,179
                                                 -------------------------------------------------------------------------------
     Net assets, at value ....................   $ 733,644,820   $ 113,691,329    $ 829,098,946   $  24,796,298    $ 113,247,785
                                                 ===============================================================================
CLASS 1:
 Net assets, at value ........................   $ 732,163,775   $ 113,608,897    $ 824,805,932   $  24,281,036    $ 112,949,839
                                                 ===============================================================================
 Shares outstanding ..........................      44,256,213       9,311,962       47,685,867       2,254,156       11,676,480
                                                 ===============================================================================
 Net asset value and offering price per share    $       16.54   $       12.20    $       17.30   $       10.77    $        9.67
                                                 ===============================================================================
CLASS 2:
 Net assets, at value ........................   $   1,481,045   $      82,432    $   4,293,014   $     515,262    $     297,946
                                                 ===============================================================================
 Shares outstanding ..........................          89,660           6,766          248,579          47,890           30,876
                                                 ===============================================================================
 Net asset value and offering price per share    $       16.52   $       12.18    $       17.27   $       10.76    $        9.65
                                                 ===============================================================================



                      See notes to financial statements.


FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
JUNE 30, 1999 (UNAUDITED)

                                                     U.S.
                                                  GOVERNMENT          VALUE        ZERO COUPON      ZERO COUPON     ZERO COUPON
                                                SECURITIES FUND   SECURITIES FUND   FUND - 2000     FUND - 2005     FUND -2010
                                                -------------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost ......................................   $ 592,120,175    $  10,545,736    $  77,668,890   $  67,610,406   $  70,297,897
                                                ===============================================================================
  Value .....................................     591,526,259       11,437,807       79,986,511      73,935,988      79,030,048
Repurchase agreements, at value and cost ....       4,447,263          524,430           59,886         107,005         357,431
Receivables:
  Investment securities sold ................         144,419            5,087               --              --              --
  Capital shares sold .......................             306               --               --              --              --
  Dividends and interest ....................       4,968,361           10,030               --              --              --
                                                -------------------------------------------------------------------------------
     Total assets ...........................     601,086,608       11,977,354       80,046,397      74,042,993      79,387,479
                                                -------------------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ...........              --           91,788               --              --              --
  Capital shares redeemed ...................         430,211               --          106,084          22,835          48,219
  Affiliates ................................         246,593            6,953           41,573          38,093          39,854
  Custodian fees ............................           2,681              133              404             437           1,218
  Postage and mailing fees ..................          48,929            1,471            4,323           4,185           6,961
Other liabilities ...........................          52,118            2,797           12,069          11,243           9,056
                                                -------------------------------------------------------------------------------
     Total liabilities ......................         780,532          103,142          164,453          76,793         105,308
                                                -------------------------------------------------------------------------------
     Net assets, at value ...................   $ 600,306,076    $  11,874,212    $  79,881,944   $  73,966,200   $  79,282,171
                                                ===============================================================================
Net assets consist of:
 Undistributed net investment income ........   $  65,469,885    $      55,218    $   9,600,671   $   6,908,463   $   7,288,616
 Net unrealized appreciation (depreciation) .        (593,916)         892,071        2,317,621       6,325,582       8,732,151
 Accumulated net realized gain (loss) .......     (11,325,526)        (477,785)       2,369,018       1,148,783       3,401,964
 Capital shares .............................     546,755,633       11,404,708       65,594,634      59,583,372      59,859,440
                                                ===============================================================================
     Net assets, at value ...................   $ 600,306,076    $  11,874,212    $  79,881,944   $  73,966,200   $  79,282,171
                                                ===============================================================================
CLASS 1:
 Net assets, at value .......................   $ 598,705,147    $  11,814,650    $  79,881,944   $  73,966,200   $  79,282,171
                                                ===============================================================================
 Shares outstanding .........................      43,671,421        1,367,038        5,340,568       4,388,389       4,563,563
                                                ===============================================================================
 Net asset value and offering price per
  share .....................................   $       13.71    $        8.64    $       14.96   $       16.85   $       17.37
                                                ===============================================================================
CLASS 2:
 Net assets, at value .......................   $   1,600,929    $      59,562               --              --              --
                                                ===============================================================================
 Shares outstanding .........................         116,900            6,901               --              --              --
                                                ===============================================================================
 Net asset value and offering price per share   $       13.69    $        8.63               --              --              --
                                                ===============================================================================


                         See notes to financial statements.


FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)


STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

                                                                        GLOBAL
                                                         CAPITAL       HEALTH CARE   GLOBAL UTILITIES   GROWTH AND       HIGH
                                                       GROWTH FUND  SECURITIES FUND  SECURITIES FUND    INCOME FUND    INCOME FUND
                                                    ------------------------------------------------------------------------------
Investment income:+
 Dividends ......................................   $   1,166,373   $     30,094    $ 11,971,588     $  19,753,412    $     52,325
 Interest .......................................       1,245,140         21,647         534,762         1,407,992      22,957,372
                                                    -----------------------------------------------------------------------------
     Total investment income ....................       2,411,513         51,741      12,506,350        21,161,404      23,009,697
                                                    -----------------------------------------------------------------------------
Expenses:
 Management fees (Note 3) .......................       1,141,192         29,511       2,157,610         2,889,139       1,077,280
 Administrative fees (Note 3) ...................              --          7,441              --                --              --
 Distribution fees (Note 3)
   Class 2 ......................................             198             17             142               306              79
 Custodian fees .................................           1,351             57          54,640            21,206           4,751
 Reports to shareholders ........................          18,685          1,091          53,936            69,996          36,576
 Professional fees ..............................           4,961            906          20,219            28,474          10,847
 Trustees' fees and expenses ....................             785             53           3,926             5,095           1,868
 Other ..........................................             784            298          24,115             7,572          20,616
                                                    -----------------------------------------------------------------------------
     Total expenses .............................       1,167,956         39,374       2,314,588         3,021,788       1,152,017
                                                    -----------------------------------------------------------------------------
     Net investment income ......................       1,243,557         12,367      10,191,762        18,139,616      21,857,680
                                                    -----------------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
   Investments ..................................       4,715,973     (1,155,604)    111,252,257        71,119,583       2,775,729
   Foreign currency transactions ................              --           (583)       (827,994)         (237,791)         (1,982)
                                                    -----------------------------------------------------------------------------
   Net realized gain (loss) .....................       4,715,973     (1,156,187)    110,424,263        70,881,792       2,773,747
 Net unrealized appreciation (depreciation) on:
    Investments .................................      30,659,765       (453,663)    (45,720,421)        2,261,901     (18,528,514)
    Translation of assets and liabilities
     denominated in foreign currencies ..........              --             --         (17,244)            5,820             465
                                                    -----------------------------------------------------------------------------
       Net unrealized appreciation
         (depreciation) .........................      30,659,765       (453,663)    (45,737,665)        2,267,721     (18,528,049)

Net realized and unrealized gain (loss) .........      35,375,738     (1,609,850)     64,686,598        73,149,513     (15,754,302)
                                                    -----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations ................................   $  36,619,295   $ (1,597,483)   $ 74,878,360     $  91,289,129    $  6,103,378
                                                    ==============================================================================

+Net of foreign taxes and fees of $13,674, $477, $415,034, and $236,846 for the Capital Growth Fund, the Global Health Care Securities Fund, the Global Utilities Securities Fund, and the Growth and Income Fund, respectively.

                 See notes to financial statements.


FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)


                                                                                                                       NATURAL
                                                          INCOME         MONEY   MUTUAL DISCOVERY  MUTUAL SHARES      RESOURCES
                                                        SECURITIES      MARKET       SECURITIES     SECURITIES       SECURITIES
                                                           FUND          FUND          FUND             FUND             FUND
                                                       -------------------------------------------------------------------------
Investment income:+
 Dividends .........................................   $ 12,678,277   $        --   $  2,586,017     $ 3,173,746    $    318,904
 Interest ..........................................     29,309,887     9,665,523        736,265       2,795,696          40,325
                                                       -------------------------------------------------------------------------
    Total investment income ........................     41,988,164     9,665,523      3,322,282       5,969,442         359,229
                                                       -------------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ..........................      2,500,719       998,583        830,969       1,430,056         145,311
 Administrative fees (Note 3) ......................             --            --        155,103         336,639              --
 Distribution fees (Note 3)
  Class 2 ..........................................            214           976            132             296              31
 Custodian fees ....................................         43,219         2,108         12,314          16,100             664
 Reports to shareholders ...........................         90,743        15,156          9,511          28,800           3,434
 Professional fees .................................         22,723         6,875          4,586          18,500           1,819
 Trustees' fees and expenses .......................          4,360         1,673            764           1,900             208
 Other .............................................         14,723            --             --          29,294           1,724
                                                       -------------------------------------------------------------------------

   Total expenses ..................................      2,676,701     1,025,371      1,013,379       1,861,585         153,191
                                                       -------------------------------------------------------------------------
    Net investment income ..........................     39,311,463     8,640,152      2,308,903       4,107,857         206,038
                                                       -------------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
 Investments .......................................     34,354,839           208      1,833,708      20,421,696         141,339
 Foreign currency transactions .....................        (68,540)           --      1,365,905       1,923,527            (882)
                                                       -------------------------------------------------------------------------
 Net realized gain .................................     34,286,299           208      3,199,613      22,345,223         140,457
Net unrealized appreciation (depreciation) on:
 Investments .......................................    (58,479,138)           --     11,865,780      35,521,440      11,868,065
 Translation of assets and liabilities denominated
  in foreign currencies ............................          6,494            --      5,832,711       3,031,844              --
                                                       -------------------------------------------------------------------------
    Net unrealized appreciation (depreciation) .....    (58,472,644)           --     17,698,491      38,553,284      11,868,065
                                                       -------------------------------------------------------------------------
Net realized and unrealized gain (loss) ............    (24,186,345)          208     20,898,104      60,898,507      12,008,522
                                                       -------------------------------------------------------------------------
Net increase in net assets resulting from operations   $ 15,125,118   $ 8,640,360   $ 23,207,007     $65,006,364    $ 12,214,560
                                                       =========================================================================

+Net of foreign taxes and fees of $18,221, $247,535, $157,586, and $9,779 for the Income Securities Fund, the Mutual Discovery Securities Fund, the Mutual Shares Securities Fund, and the Natural Resources Securities Fund, respectively.

                    See notes to financial statements.


FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)


STATEMENTS OF OPERATIONS (CONT.)
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

                                                                                                        TEMPLETON
                                                                                                         DEVELOPING      TEMPLETON
                                                           REAL ESTATE    RISING                         MARKETS      GLOBAL ASSET
                                                          SECURITIES    DIVIDENDS        SMALL CAP        EQUITY        ALLOCATION
                                                            FUND           FUND            FUND             FUND           FUND
                                                       --------------------------------------------------------------------------
Investment income:+
 Dividends .........................................   $  5,613,414     $  6,579,081   $    695,579    $  2,475,116   $   830,102
 Interest ..........................................        122,726          193,549        321,047           6,057       831,921
                                                       --------------------------------------------------------------------------
Total investment income ............................      5,736,140        6,772,630      1,016,626       2,481,173     1,662,023
                                                       --------------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ..........................        671,739        2,328,514      1,101,012       1,041,397       237,031
 Administrative fees (Note 3) ......................           --               --             --              --          54,699
 Distribution fees (Note 3)
 Class 2 ...........................................             29              212             32              39            30
 Custodian fees ....................................          1,630            3,568          1,757         105,800          --
 Reports to shareholders ...........................         20,000           42,305         19,744           8,000         7,200
 Professional fees .................................          5,832           14,441          7,859          11,500         1,900
 Trustees' fees and expenses .......................          1,224            2,884          1,228             600          --
 Other .............................................          1,852            4,297          3,105              69           379
                                                       --------------------------------------------------------------------------
 Total expenses ....................................        702,306        2,396,221      1,134,737       1,167,405       301,239
                                                       --------------------------------------------------------------------------
  Net investment income (loss) .....................      5,033,834        4,376,409       (118,111)      1,313,768     1,360,784
                                                       --------------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
 Investments .......................................     10,710,550*      50,831,307*    15,619,206     (26,187,877)   (1,148,042)
 Foreign currency transactions .....................           --               --             --           (45,691)      (32,423)
                                                       --------------------------------------------------------------------------
  Net realized gain (loss) .........................     10,710,550       50,831,307     15,619,206     (26,233,568)   (1,180,042)
 Net unrealized appreciation (depreciation) on:
 Investments .......................................     (3,935,850)     (44,209,040)    27,500,843      77,326,037     3,153,775
Deferred taxes (Note 1j) ...........................           --               --             --          (341,012)         --
Translation of assets and liabilities denominated
 in foreign currencies .............................           --               --             --              --          (5,174)
                                                       --------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) .......     (3,935,850)     (44,209,040)    27,500,843      76,985,025     3,148,601
                                                       --------------------------------------------------------------------------
Net realized and unrealized gain ...................      6,774,700        6,622,267     43,120,049      50,751,457     1,968,136
                                                       --------------------------------------------------------------------------
Net increase in net assets resulting from operations   $ 11,808,534     $ 10,998,676   $ 43,001,938    $ 52,065,225   $ 3,328,920
                                                       ==========================================================================

+Net of foreign taxes and fees of $79,290, $319,010, and $81,106 for the Small Cap Fund, the Templeton Developing Markets Equity Fund, and the Templeton Global Asset Allocation Fund, respectively.

*Includes non-controlled affiliated issuer in the amount of ($1,793,962) for the Real Estate Securities Fund and $281,428 for the Rising Dividends Fund.

                        See notes to financial statements.


FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)


STATEMENTS OF OPERATIONS (CONT.)
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

                                                                                                        TEMPLETON
                                                     TEMPLETON        TEMPLETON        TEMPLETON       INTERNATIONAL   TEMPLETON
                                                      GLOBAL         GLOBAL INCOME   INTERNATIONAL        SMALLER       PACIFIC
                                                    GROWTH FUND     SECURITIES FUND   EQUITY FUND      COMPANIES FUND   GROWTH FUND
                                                    ------------------------------------------------------------------------------
Investment income:+
 Dividends ......................................   $ 11,344,030    $       --      $ 14,953,862    $    511,983    $  1,141,457
 Interest .......................................      1,288,395       4,131,998       1,189,313           7,576          19,696
                                                    ------------------------------------------------------------------------------
     Total investment income ....................     12,632,425       4,131,998      16,143,175         519,559       1,161,153
                                                    ------------------------------------------------------------------------------
Expenses:
 Management fees (Note 3) .......................      2,983,965         393,647       3,540,668          97,875         484,190
 Administrative fees (Note 3) ...................           --              --              --            17,272            --
 Distribution fees (Note 3)
 Class 2 ........................................            442              32           1,313              25              40
 Custodian fees .................................        111,000          26,200         299,100          10,900          40,617
 Reports to shareholders ........................         33,100          12,800          79,300           2,000            --
 Professional fees ..............................         15,600           3,400          21,400           1,350           1,100
 Trustees' fees and expenses ....................          2,800             400           4,000             150             300
 Other ..........................................          6,134             556           5,334             121            --
                                                    ------------------------------------------------------------------------------
     Total expenses .............................      3,153,041         437,035       3,951,115         129,693         526,247
                                                    ------------------------------------------------------------------------------
      Net investment income .....................      9,479,384       3,694,963      12,192,060         389,866         634,906
                                                    ------------------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
 Investments ....................................     17,344,632        (921,611)     90,886,731        (924,716)    (27,812,132)
 Foreign currency transactions ..................       (506,819)        147,984      (1,165,446)         (5,559)         83,252
                                                    ------------------------------------------------------------------------------
      Net realized gain (loss) ..................     16,837,813        (773,627)     89,721,285        (930,275)    (27,728,880)
Net unrealized appreciation (depreciation) on:
 Investments .....................................    54,339,968     (10,006,919)    (10,209,283)      4,119,484      54,174,109
 Deferred taxes (Note 1j) ........................          --              --              --              --          (490,909)
 Translation of assets and liabilities denominated
   in foreign currencies .........................          --           (46,104)           --              --          (572,161)
                                                    ------------------------------------------------------------------------------
     Net unrealized appreciation (depreciation) .     54,339,968     (10,053,023)    (10,209,283)      4,119,484      53,111,039
                                                    ------------------------------------------------------------------------------
Net realized and unrealized gain (loss) .........     71,177,781     (10,826,650)     79,512,002       3,189,209      25,382,159
                                                    ------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations ................................   $ 80,657,165    $ (7,131,687)   $ 91,704,062    $  3,579,075    $ 26,017,065
                                                    ==============================================================================

+Net of foreign taxes and fees of $1,090,514, $1,715,049, $66,353, and $79,360 for the Templeton Global Growth Fund, the Templeton International Equity Fund, the Templeton International Smaller Companies Fund, and the Templeton Pacific Growth Fund, respectively.

                      See notes to financial statements.


FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)

                                                          U.S.
                                                       GOVERNMENT           VALUE        ZERO COUPON   ZERO COUPON    ZERO COUPON
                                                       SECURITIES FUND  SECURITIES FUND  FUND - 2000   FUND - 2005    FUND -2010
                                                       ---------------------------------------------------------------------------
Investment income:

 Dividends .........................................   $       --      $     51,283   $       --      $       --      $       --
 Interest ..........................................     21,940,933          14,715      3,168,371       2,535,200       2,667,814
                                                       ---------------------------------------------------------------------------
     Total investment income .......................     21,940,933          65,998      3,168,371       2,535,200       2,667,814
                                                       ---------------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ..........................      1,604,660          27,429        268,911         247,643         269,530
 Administrative fees (Note 3) ......................           --             6,911           --              --              --
 Distribution fees (Note 3)
 Class 2 ...........................................            875              43           --              --              --
 Custodian fees ....................................          3,870             148            544             629             474
 Reports to shareholders ...........................         75,375           2,351          7,624           6,591           7,658
 Professional fees .................................         12,813           1,016          2,802           2,488           2,514
 Trustees' fees and expenses .......................          2,709             285            388             342             357
 Other .............................................         18,815             773          4,352           4,711           4,942
                                                       ---------------------------------------------------------------------------
     Total expenses ................................      1,719,117          38,956        284,621         262,404         285,475
                                                       ---------------------------------------------------------------------------
      Net investment income ........................     20,221,816          27,042      2,883,750       2,272,796       2,382,339
                                                       ---------------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments .........      1,596,888        (387,745)       617,145         695,508       1,175,571
 Net unrealized appreciation (depreciation)
  on investments ...................................    (29,783,067)      1,294,459     (2,662,964)     (7,064,769)    (11,551,249)
                                                       ---------------------------------------------------------------------------
Net realized and unrealized gain (loss) ............    (28,186,179)        906,714     (2,045,819)     (6,369,261)    (10,375,678)
                                                       ---------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations ...................................   $ (7,964,363)   $    933,756   $    837,931    $ (4,096,465)   $ (7,993,339)
                                                       ============================================================================



                      See notes to financial statements.


FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED) AND THE YEAR ENDED DECEMBER 31, 1998

                                                                                 GLOBAL HEALTH CARE
                                           CAPITAL GROWTH FUND                     SECURITIES FUND
                                       -------------------------------------------------------------------------
                                           SIX MONTHS         YEAR             SIX MONTHS        YEAR
                                             ENDED             ENDED            ENDED            ENDED
                                          JUNE 30, 1999  DECEMBER 31, 1998   JUNE 30, 1999  DECEMBER 31, 1998*
                                       -----------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
 Net investment income .............   $    1,243,557      $  1,514,533       $     12,367    $    25,087
 Net realized gain (loss) from
 investments and foreign
 currency transactions .............        4,715,973        (3,325,719)        (1,156,187)      (261,450
 Net unrealized appreciation
 (depreciation) on investments
 and translation of assets and
 liabilities denominated in
 foreign currencies ................       30,659,765        31,691,954           (453,663)       875,993
                                       ------------------------------------------------------------------
     Net increase (decrease)
     in net assets resulting
     from operations ...............       36,619,295        29,880,768         (1,597,483)       639,630
Distributions to shareholders from:
 Net investment income:
 Class 1 ...........................             --            (539,187)              --             --
 Net realized gains:
 Class 1 ...........................             --                --                 --             --
                                       ------------------------------------------------------------------
Total distributions to
  shareholders .....................             --            (539,187)              --             --
Capital share transactions:
 (Note 2)
 Class 1 ...........................       97,982,258        82,255,070          2,993,105      8,350,695
 Class 2 ...........................          290,871              --               42,000           --
                                       ------------------------------------------------------------------
Total capital share transactions ...       98,273,129        82,255,070          3,035,105      8,350,695
Net increase (decrease)
 in net assets .....................      134,892,424       111,596,651          1,437,622      8,990,325
Net assets:
 Beginning of period ...............      220,951,638       109,354,987          8,990,325           --
                                       ------------------------------------------------------------------
 End of period .....................   $  355,844,062      $220,951,638       $ 10,427,947    $ 8,990,325
                                       ==================================================================
Undistributed net investment
income included in net assets:
     End of period .................   $    2,753,548      $  1,509,991       $     37,454    $    25,087
                                       ==================================================================




                                         GLOBAL UTILITIES SECURITIES FUND
                                       -----------------------------------
                                         SIX MONTHS            YEAR
                                           ENDED               ENDED
                                       JUNE 30, 1999     DECEMBER 31, 1998
                                       -----------------------------------
Increase (decrease) in net assets:
 Operations:
 Net investment income .............      $   10,191,762    $   33,039,638
 Net realized gain (loss) from
 investments and foreign
 currency transactions .............         110,424,263        80,008,445
 Net unrealized appreciation
 (depreciation) on investments
 and translation of assets and
 liabilities denominated in
 foreign currencies ................         (45,737,665)       (5,715,083)
                                       -----------------------------------
     Net increase (decrease)
     in net assets resulting
     from operations ...............          74,878,360       107,333,000
Distributions to shareholders from:
 Net investment income:
 Class 1 ...........................                --         (42,481,848)
 Net realized gains:
 Class 1 ...........................                --         (61,944,426)
                                       -----------------------------------
Total distributions to
  shareholders .....................               --        (104,426,274)
Capital share transactions:
 (Note 2)
 Class 1 ...........................        (169,644,303)     (146,055,631)
 Class 2 ...........................             251,223              --
                                       -----------------------------------
Total capital share transactions ...        (169,393,080)     (146,055,631)
Net increase (decrease)
 in net assets .....................         (94,514,720)     (143,148,905)
Net assets:
 Beginning of period ...............         986,755,196     1,129,904,101
                                       -----------------------------------
 End of period .....................      $  892,240,476    $  986,755,196
                                       ===================================
Undistributed net investment
income included in net assets:
     End of period .................      $   43,191,352    $   32,999,590
                                       ===================================

*For the period May 1, 1998 (effective date) to December 31, 1998.

                     See notes to financial statements.


FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)
AND THE YEAR ENDED DECEMBER 31, 1998


                                               GROWTH AND INCOME FUND               HIGH INCOME FUND
                                      ---------------------------------------------------------------------------
                                           SIX MONTHS             YEAR        SIX MONTHS           YEAR
                                              ENDED             ENDED            ENDED            ENDED
                                           JUNE 30, 1999  DECEMBER 31, 1998  JUNE 30, 1999    DECEMBER 31, 1998
                                      ---------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...........   $    18,139,616    $    44,009,803    $    21,857,680    $    48,463,944
  Net realized gain from
   investments and foreign
   currency transactions ..........        70,881,792        119,155,296          2,773,747         11,863,739
  Net unrealized appreciation
   (depreciation) on investments
   and translation of assets and
   liabilities denominated in
   foreign currencies .............         2,267,721        (59,404,856)       (18,528,049)       (53,325,986)
                                      ---------------------------------------------------------------------------
     Net increase in net
      assets resulting from
      operations ..................        91,289,129        103,760,243          6,103,378          7,001,697
Distributions to shareholders from:
  Net investment income:
   Class 1 ........................                --        (43,569,458)                --        (44,113,847)
Net realized gains:
   Class 1 ........................                --       (102,500,145)                --         (2,617,950)
                                      ---------------------------------------------------------------------------
 Total distributions to
  shareholders ....................                --       (146,069,603)                --        (46,731,797)
 Capital share transactions:
  (Note 2)
   Class 1 ........................      (207,410,551)        22,576,507        (69,006,753)        (9,697,227)
   Class 2 ........................           474,779                 --            106,496                 --
                                      ---------------------------------------------------------------------------
 Total capital share transactions .      (206,935,772)        22,576,507        (68,900,257)        (9,697,227)
     Net decrease in
       net assets .................      (115,646,643)       (19,732,853)       (62,796,879)       (49,427,327)
Net assets:
 Beginning of period ..............     1,318,743,273      1,338,476,126        446,608,505        496,035,832
                                      ---------------------------------------------------------------------------
 End of period ....................   $ 1,203,096,630    $ 1,318,743,273    $   383,811,626    $   446,608,505
                                      ===========================================================================
Undistributed net investment
    income included in net assets:
  End of period ...................   $    61,413,191    $    43,273,575    $    69,541,329    $    48,138,649
                                      ===========================================================================

                                         INCOME SECURITIES FUND
                                      ----------------------------------
                                        SIX MONTHS           YEAR
                                           ENDED             ENDED
                                        JUNE 30, 1999  DECEMBER 31, 1998
                                      ----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...........   $    39,311,463    $    90,721,586
  Net realized gain from
   investments and foreign
   currency transactions ..........        34,286,299         21,750,117
  Net unrealized appreciation
   (depreciation) on investments
   and translation of assets and
   liabilities denominated in
   foreign currencies .............       (58,472,644)       (93,203,950)
                                      ----------------------------------
     Net increase in net
      assets resulting from
      operations ..................        15,125,118         19,267,753
Distributions to shareholders from:
  Net investment income:
   Class 1 ........................                --       (102,762,930)
Net realized gains:
   Class 1 ........................                --        (24,268,308)
                                      ----------------------------------
 Total distributions to
  shareholders ....................                --       (127,031,238)
 Capital share transactions:
  (Note 2)
   Class 1 ........................      (229,868,833)      (113,183,247)
   Class 2 ........................           465,447                 --
                                      ----------------------------------
 Total capital share transactions .      (229,403,386)      (113,183,247)
     Net decrease in
       net assets .................      (214,278,268)      (220,946,732)
Net assets:
 Beginning of period ..............     1,185,839,887      1,406,786,619
                                      ----------------------------------
 End of period ....................   $   971,561,619    $ 1,185,839,887
                                      ==================================
Undistributed net investment
    income included in net assets:
  End of period ...................   $   122,233,431    $    82,921,968
                                      ==================================

                 See notes to financial statements.


FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)
AND THE YEAR ENDED DECEMBER 31, 1998

                                           MONEY MARKET FUND               MUTUAL DISCOVERY SERIES FUND
                                       --------------------------------------------------------------------
                                         SIX MONTHS          YEAR            SIX MONTHS         YEAR
                                           ENDED             ENDED              ENDED           ENDED
                                        JUNE 30, 1999  DECEMBER 31, 1998   JUNE 30, 1999  DECEMBER 31, 1998
                                       --------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
 Net investment income .............   $   8,640,152    $  19,603,887     $   2,308,903    $   4,620,204
 Net realized gain (loss) from
  investments and foreign
  currency transactions ............             208             (371)        3,199,613      (11,326,928)
Net unrealized appreciation
 (depreciation) on investments
 and translation of assets and
 liabilities denominated in
 foreign currencies ................              --               --        17,698,491      (12,566,983)
                                       ----------------------------------------------------------------

     Net increase (decrease)
      in net assets resulting
      from operations ..............       8,640,360       19,603,516        23,207,007      (19,273,707)
  Distributions to shareholders from:
 Net investment income:
  Class 1 ..........................      (8,627,302)     (19,603,516)               --       (3,306,778)
  Class 2 ..........................         (13,058)              --                --               --
 Net realized gains:
  Class 1 ..........................              --               --                --       (3,076,305)
                                       ----------------------------------------------------------------

 Total distributions to
  shareholders .....................      (8,640,360)     (19,603,516)               --       (6,383,083)
 Capital share transactions:
   (Note 2)
   Class 1 .........................     (67,317,190)      46,891,619       (43,112,110)      51,660,205
   Class 2 .........................       2,731,636               --           172,282               --
                                       ----------------------------------------------------------------

Total capital share transactions ...     (64,585,554)      46,891,619       (42,939,828)      51,660,205
    Net increase (decrease)
    in net assets ..................     (64,585,554)      46,891,619       (19,732,821)      26,003,415
Net assets:
 Beginning of period ...............     414,340,758      367,449,139       224,656,177      198,652,762
                                       ===============================================================

 End of period .....................   $ 349,755,204    $ 414,340,758     $ 204,923,356    $ 224,656,177

Undistributed net investment
  income included in net assets:
   End of period ...................   $          --      $        --     $   6,414,204    $   4,105,301
                                       ================================================================

                                        MUTUAL SHARES SECURITIES FUND
                                      ----------------------------------
                                         SIX MONTHS          YEAR
                                            ENDED            ENDED
                                         JUNE 30, 1999  DECEMBER 31, 1998
                                      -----------------------------------
Increase (decrease) in net assets:
 Operations:
 Net investment income .............   $   4,107,857    $  12,337,999
 Net realized gain (loss) from
  investments and foreign
  currency transactions ............      22,345,223       (9,502,532)
 Net unrealized appreciation
  (depreciation) on investments
  and translation of assets and
  liabilities denominated in
  foreign currencies ...............      38,553,284       (8,967,243)
                                      -------------------------------

     Net increase (decrease)
      in net assets resulting
      from operations ..............      65,006,364       (6,131,776)
  Distributions to shareholders from:
 Net investment income:
  Class 1 ..........................              --       (5,124,853)
  Class 2 ..........................              --               --
 Net realized gains:
  Class 1 ..........................              --       (4,478,333)
                                      -------------------------------

 Total distributions to
  shareholders .....................              --       (9,603,186)
 Capital share transactions:
   (Note 2)
   Class 1 .........................     (50,529,383)     110,391,317
   Class 2 .........................         408,671               --
                                      -------------------------------

Total capital share transactions ...     (50,120,712)     110,391,317
    Net increase (decrease)
    in net assets ..................      14,885,652       94,656,355
Net assets:
 Beginning of period ...............     482,443,687      387,787,332
                                      ===============================

 End of period .....................   $ 497,329,339    $ 482,443,687

Undistributed net investment
  income included in net assets:
   End of period ...................   $  15,676,564    $  11,568,707
                                      ===============================

                     See notes to financial statements.


FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)
AND THE YEAR ENDED DECEMBER 31, 1998


                                      NATURAL RESOURCES SECURITIES FUND    REAL ESTATE SECURITIES FUND
                                      --------------------------------------------------------------------
                                        SIX MONTHS         YEAR           SIX MONTHS          YEAR
                                           ENDED           ENDED              ENDED           ENDED
                                       JUNE 30, 1999   DECEMBER 31, 1998  JUNE 30, 1999  DECEMBER 31, 1998
                                      --------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
 Net investment income ............   $     206,038    $     751,162    $   5,033,834    $  20,084,431
 Net realized gain (loss) from
  investments and foreign
  currency transactions ...........         140,457      (16,988,914)      10,710,550       24,686,332
Net unrealized appreciation
 (depreciation) on investments
 and translation of assets and
 liabilities denominated in
 foreign currencies ...............      11,868,065       (1,662,177)      (3,935,850)    (114,230,527)
                                      --------------------------------------------------------------------
     Net increase (decrease)
     in net assets resulting
     from operations ..............      12,214,560      (17,899,929)      11,808,534      (69,459,764)
Distributions to shareholders from:
  Net investment income:
   Class 1 ........................              --         (946,913)              --      (15,362,062)
  Net realized gains:
   Class 1 .........................             --               --               --       (9,509,537)
                                      --------------------------------------------------------------------
 Total distributions to
  shareholders ....................              --         (946,913)              --      (24,871,599)
 Capital share transactions:
 (Note 2)
   Class 1 ........................      (7,827,532)     (10,150,422)     (69,646,316)     (63,932,493)
   Class 2 ........................          37,913               --           42,684               --
                                      --------------------------------------------------------------------
 Total capital share transactions .      (7,789,619)     (10,150,422)     (69,603,632)     (63,932,493)
     Net increase (decrease)
      in net assets ...............       4,424,941      (28,997,264)     (57,795,098)    (158,263,856)
Net assets:
 Beginning of period ..............      45,927,046       74,924,310      282,290,407      440,554,263
                                      --------------------------------------------------------------------
 End of period ....................   $  50,351,987    $  45,927,046    $ 224,495,309    $ 282,290,407
                                      ====================================================================
Undistributed net investment
 income included in net assets:
  End of period ...................   $     933,095    $     727,057    $  23,943,538    $  18,909,704
                                      ====================================================================



                                               RISING DIVIDENDS FUND
                                      -------------------------------------
                                         SIX MONTHS          YEAR
                                           ENDED             ENDED
                                        JUNE 30, 1999    DECEMBER 31, 1998
                                      ------------------------------------
Increase (decrease) in net assets:
 Operations:
 Net investment income ............   $   4,376,409        $   9,364,650
 Net realized gain (loss) from
  investments and foreign
  currency transactions ...........      50,831,307           93,670,542
Net unrealized appreciation
 (depreciation) on investments
 and translation of assets and
 liabilities denominated in
 foreign currencies ...............     (44,209,040)         (58,097,205)
                                      -----------------------------------
     Net increase (decrease)
     in net assets resulting
     from operations ..............      10,998,676           44,937,987
Distributions to shareholders from:
  Net investment income:
  Class 1 .........................              --           (8,600,227)
 Net realized gains:
  Class 1 .........................              --         (105,391,578)
                                      -----------------------------------
 Total distributions to
  shareholders ....................              --         (113,991,805)
 Capital share transactions:
 (Note 2)
  Class 1 .........................    (141,612,078)          40,625,030
  Class 2 .........................         305,553                   --
                                      -----------------------------------
 Total capital share transactions .    (141,306,525)          40,625,030
     Net increase (decrease)
      in net assets ...............    (130,307,849)         (28,428,788)
Net assets:
 Beginning of period ..............     751,868,996          780,297,784
                                      -----------------------------------
 End of period ....................   $ 621,561,147        $ 751,868,996
                                      ==================================
Undistributed net investment
 income included in net assets:
  End of period ...................   $  13,735,865        $   9,359,456
                                      ==================================

                 See notes to financial statements.


FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)
AND THE YEAR ENDED DECEMBER 31, 1998

                                                                            TEMPLETON DEVELOPING
                                                  SMALL CAP FUND            MARKETS EQUITY FUND
                                       -----------------------------------------------------------------------
                                          SIX MONTHS          YEAR            SIX MONTHS         YEAR
                                            ENDED            ENDED              ENDED           ENDED
                                        JUNE 30, 1999    DECEMBER 31, 1998  JUNE 30, 1999    DECEMBER 31, 1998
                                       -----------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
 Net investment income (loss) .....    $    (118,111)    $   1,603,412     $   1,313,768     $   4,306,111
 Net realized gain (loss) from
  investments and foreign
  currency transactions ...........       15,619,206          (229,426)      (26,233,568)      (27,689,978)
 Net unrealized appreciation
  (depreciation) on investments
  and translation of assets and
  liabilities denominated in
  foreign currencies ..............       27,500,843        (8,381,265)       76,985,025       (32,987,790)
                                       -----------------------------------------------------------------------

     Net increase (decrease)
      in net assets resulting
      from operations .............       43,001,938        (7,007,279)       52,065,225       (56,371,657)
Distributions to shareholders from:
 Net investment income:
  Class 1 .........................               --          (201,399)               --        (7,007,398)
Net realized gains:
  Class 1 .........................               --       (25,854,889)               --       (22,786,132)
                                       -----------------------------------------------------------------------
 Total distributions to
  shareholders ....................               --       (26,056,288)               --       (29,793,530)
 Capital share transactions:
 (Note 2)
  Class 1 .........................      (59,278,260)       35,061,886       (25,684,352)      (31,081,577)
  Class 2 .........................           71,700                --           575,733                --
                                       -----------------------------------------------------------------------

 Total capital share transactions .      (59,206,560)       35,061,886       (25,108,619)      (31,081,577)
     Net increase (decrease)
      in net assets ...............      (16,204,622)        1,998,319        26,956,606      (117,246,764)
Net assets:
 Beginning of period ..............      315,459,858       313,461,539       162,433,287       279,680,051
                                       -----------------------------------------------------------------------

 End of period ....................    $ 299,255,236     $ 315,459,858     $ 189,389,893     $ 162,433,287
                                       =======================================================================
Undistributed net investment
 income included in net assets:
  End of period ...................    $   1,414,424     $   1,532,535     $   4,420,885     $   3,107,117
                                       =======================================================================




                                      TEMPLETON GLOBAL ASSET ALLOCATION FUND
                                      ---------------------------------------
                                         SIX  MONTHS           YEAR
                                            ENDED              ENDED
                                         JUNE  30, 1999     DECEMBER 31, 1998
                                      ---------------------------------------
Increase (decrease) in net assets:
 Operations:
 Net investment income (loss) .....      $   1,360,784         $   3,890,233
 Net realized gain (loss) from
  investments and foreign
  currency transactions ...........         (1,180,465)            2,718,229
 Net unrealized appreciation
  (depreciation) on investments
  and translation of assets and
  liabilities denominated in
  foreign currencies ..............          3,148,601            (7,345,527)
                                      --------------------------------------

     Net increase (decrease)
      in net assets resulting
      from operations .............          3,328,920              (737,065)
Distributions to shareholders from:
 Net investment income:
  Class 1 ..........................                --            (3,274,568)
Net realized gains:
  Class 1 .........................                 --            (3,894,373)
                                      --------------------------------------
 Total distributions to
  shareholders ....................                 --            (7,168,941)
 Capital share transactions:
 (Note 2)
  Class 1 .........................        (14,443,463)           (3,826,198)
  Class 2 .........................             41,170                    --
                                      --------------------------------------

 Total capital share transactions .        (14,402,293)           (3,826,198)
     Net increase (decrease)
      in net assets ...............        (11,073,373)          (11,732,204)
Net assets:
 Beginning of period ..............         81,669,618            93,401,822
                                      --------------------------------------

 End of period ....................      $  70,596,245         $  81,669,618
                                      ======================================
Undistributed net investment
 income included in net assets:
  End of period ...................      $   4,133,697         $   2,772,913
                                      ======================================

                     See notes to financial statements.


FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)
AND THE YEAR ENDED DECEMBER 31, 1998

                                           TEMPLETON GLOBAL GROWTH FUND       TEMPLETON GLOBAL INCOME SECURITIES FUND
                                       ------------------------------------------------------------------------------
                                         SIX MONTHS           YEAR               SIX MONTHS           YEAR
                                           ENDED               ENDED               ENDED              ENDED
                                        JUNE 30, 1999     DECEMBER 31, 1998    JUNE 30, 1999      DECEMBER 31, 1998
                                       ---------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
   Net investment income ..........    $     9,479,384     $    17,620,120     $     3,694,963     $    11,448,872
   Net realized gain (loss) from
    investments and foreign
    currency transactions .........         16,837,813          76,153,893            (773,627)         (5,620,478)
   Net unrealized appreciation
    (depreciation) on investments
    and translation of assets and
    liabilities denominated in
    foreign currencies ............         54,339,968         (33,429,013)        (10,053,023)          5,419,749
                                       ---------------------------------------------------------------------------
      Net increase (decrease)
       in net assets resulting
       from operations ............         80,657,165          60,345,000          (7,131,687)         11,248,143
Distributions to shareholders from:
 Net investment income:
    Class 1 .......................                 --         (20,206,508)                 --         (12,370,027)
 Net realized gains:
    Class 1 .......................                 --         (73,600,973)                 --                  --
                                       ---------------------------------------------------------------------------
 Total distributions to
  shareholders ....................                 --         (93,807,481)                 --         (12,370,027)
 Capital share transactions:
(Note 2)
    Class 1 .......................        (95,532,793)         22,098,260         (30,201,573)        (32,953,553)
    Class 2 .......................          1,440,094                  --              83,852                  --
                                       ---------------------------------------------------------------------------
 Total capital share transactions..        (94,092,699)         22,098,260         (30,117,721)        (32,953,553)
     Net decrease in
      net assets ..................        (13,435,534)        (11,364,221)        (37,249,408)        (34,075,437)
Net assets:
 Beginning of period ..............        747,080,354         758,444,575         150,940,737         185,016,174
                                       ---------------------------------------------------------------------------
 End of period ....................    $   733,644,820     $   747,080,354     $   113,691,329     $   150,940,737
                                       ===========================================================================
Undistributed net investment
  income included in net assets:
    End of period .................    $    24,158,413     $    14,679,029     $     8,638,389     $     4,943,426
                                       ===========================================================================


                                       TEMPLETON INTERNATIONAL EQUITY FUND
                                      ------------------------------------
                                        SIX MONTHS             YEAR
                                          ENDED                ENDED
                                      JUNE 30, 1999       DECEMBER 31, 1998
                                      ------------------------------------
Increase (decrease) in net assets:
 Operations:
   Net investment income ...........  $    12,192,060     $    32,119,117
   Net realized gain (loss) from
    investments and foreign
    currency transactions ..........       89,721,285          24,006,171
   Net unrealized appreciation
    (depreciation) on investments
    and translation of assets and
    liabilities denominated in
    foreign currencies .............      (10,209,283)          3,813,638
                                      -----------------------------------
     Net increase (decrease)
      in net assets resulting
      from operations ..............       91,704,062          59,938,926
Distributions to shareholders from:
 Net investment income:
    Class 1 ........................               --         (34,702,026)
Net realized gains:
    Class 1 ........................               --         (69,708,108)
                                      -----------------------------------
 Total distributions to
  shareholders .....................               --        (104,410,134)
 Capital share transactions:
(Note 2)
    Class 1 ........................     (222,596,332)       (161,058,239)
    Class 2 ........................        4,091,114                  --
                                      -----------------------------------
 Total capital share transactions...     (218,505,218)       (161,058,239)
     Net decrease in
      net assets ...................     (126,801,156)       (205,529,447)
Net assets:
 Beginning of period ...............      955,900,102       1,161,429,549
                                      -----------------------------------
 End of period .....................  $   829,098,946     $   955,900,102
                                      ===================================
Undistributed net investment
  income included in net assets:
    End of period ..................  $    42,455,389     $    30,263,329
                                      ===================================

                    See notes to financial statements.


FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)
AND THE YEAR ENDED DECEMBER 31, 1998

                                           TEMPLETON INTERNATIONAL
                                           SMALLER COMPANIES FUND             TEMPLETON PACIFIC GROWTH FUND
                                       ----------------------------------------------------------------------
                                           SIX MONTHS         YEAR           SIX MONTHS          YEAR
                                            ENDED            ENDED              ENDED             ENDED
                                       JUNE 30, 1999     DECEMBER 31, 1998  JUNE 30, 1999   DECEMBER 31, 1998
                                       ----------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
   Net investment income ..........    $     389,866     $     691,086     $     634,906     $   3,011,920
   Net realized gain (loss) from
    investments and foreign
    currency transactions .........         (930,275)       (2,334,096)      (27,728,880)      (24,149,643)
   Net unrealized appreciation
    (depreciation) on investments
    and translation of assets and
    liabilities denominated in
    foreign currencies ............        4,119,484        (2,224,314)       53,111,039        (1,803,583)
                                       -------------------------------------------------------------------
      Net increase (decrease)
       in net assets resulting
       from operations ............        3,579,075        (3,867,324)       26,017,065       (22,941,306)
Distributions to shareholders from:
  Net investment income:
     Class 1 ......................               --          (741,651)               --        (5,322,439)
  Net realized gains:
     Class 1 ......................               --          (858,571)               --        (1,619,542)
                                       -------------------------------------------------------------------
 Total distributions to
 shareholders .....................               --        (1,600,222)               --        (6,941,981)
 Capital share transactions:
  (Note 2)
     Class 1 ......................       (4,294,799)       (1,733,715)      (11,826,568)      (36,751,143)
     Class 2 ......................          512,578              --             287,903              --
                                       -------------------------------------------------------------------
 Total capital share transactions .       (3,782,221)       (1,733,715)      (11,538,665)      (36,751,143)
     Net increase (decrease)
      in net assets ...............         (203,146)       (7,201,261)       14,478,400       (66,634,430)
     Net assets:
 Beginning of period ..............       24,999,444        32,200,705        98,769,385       165,403,815
                                       -------------------------------------------------------------------

 End of period ....................    $  24,796,298     $  24,999,444     $ 113,247,785     $  98,769,385
                                       ===================================================================
 Undistributed net investment
  income included in net assets:
  End of period ...................    $   1,010,826     $     620,960     $     634,906     $          --
                                       ===================================================================


                                         U.S. GOVERNMENT SECURITIES FUND
                                      -----------------------------------
                                        SIX MONTHS            YEAR
                                          ENDED              ENDED
                                       JUNE 30, 1999    DECEMBER 31, 1998
                                      -----------------------------------
Increase (decrease) in net assets:
 Operations:
   Net investment income ..........   $  20,221,816       $  45,349,259
   Net realized gain (loss) from
    investments and foreign
    currency transactions .........       1,596,888           2,808,941
   Net unrealized appreciation
    (depreciation) on investments
    and translation of assets and
    liabilities denominated in
    foreign currencies ............     (29,783,067)          3,506,133
                                      ---------------------------------
      Net increase (decrease)
       in net assets resulting
       from operations ............      (7,964,363)         51,664,333
Distributions to shareholders from:
  Net investment income:
     Class 1 ......................              --         (50,958,932)
 Net realized gains:
     Class 1 ......................              --                  --
                                      ---------------------------------
 Total distributions to
 shareholders .....................              --         (50,958,932)
 Capital share transactions:
  (Note 2)
  Class 1 .........................    (104,181,877)        (54,957,919)
  Class 2 .........................       1,620,393                  --
                                      ---------------------------------
 Total capital share transactions .    (102,561,484)        (54,957,919)
     Net increase (decrease)
      in net assets ...............    (110,525,847)        (54,252,518)
     Net assets:
 Beginning of period ..............     710,831,923         765,084,441
                                      ---------------------------------
 End of period ....................   $ 600,306,076       $ 710,831,923
                                      =================================
 Undistributed net investment
  income included in net assets:
  End of period ...................   $  65,469,885       $  45,248,069
                                      =================================

                     See notes to financial statements.


FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)
AND THE YEAR ENDED DECEMBER 31, 1998



                                                             VALUE SECURITIES FUND               ZERO COUPON FUND - 2000
                                                        --------------------------------------------------------------------------
                                                          SIX MONTHS            YEAR              SIX MONTHS          YEAR
                                                             ENDED             ENDED                 ENDED            ENDED
                                                        JUNE 30, 1999    DECEMBER 31, 1998*      JUNE 30, 1999   DECEMBER 31, 1998
                                                        --------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
   Net investment income ...........................    $      27,042     $      28,176         $   2,883,750     $   6,767,257
   Net realized gain (loss) from investments .......         (387,745)          (90,040)              617,145         1,752,805
   Net unrealized appreciation (depreciation)
     on investments ................................        1,294,459          (402,388)           (2,662,964)       (1,138,823)
                                                        -----------------------------------------------------------------------
     Net increase (decrease) in net assets resulting
     from operations ...............................          933,756          (464,252)              837,931         7,381,239
Distributions to shareholders from:
 Net investment income:
   Class 1 .........................................               --                --                    --        (7,809,331)
Net realized gains:
   Class 1 .........................................               --                --                    --        (1,249,416)
                                                        -----------------------------------------------------------------------
Total distributions to shareholders ................               --                --                    --        (9,058,747)
Capital share transactions: (Note 2)
 Class 1 ...........................................        1,874,914         9,477,723           (14,498,813)      (16,430,117)
 Class 2 ...........................................           52,071                --                    --                --
                                                        -----------------------------------------------------------------------
Total capital share transactions ...................        1,926,985         9,477,723           (14,498,813)      (16,430,117)

     Net increase (decrease) in net assets .........        2,860,741         9,013,471           (13,660,882)      (18,107,625)
Net assets:
  Beginning of period ..............................        9,013,471                --            93,542,826       111,650,451
                                                        -----------------------------------------------------------------------
  End of period ....................................    $  11,874,212     $   9,013,471         $  79,881,944     $  93,542,826
                                                        =======================================================================
Undistributed net investment income included
     in net assets:
  End of period ....................................    $      55,218     $      28,176         $   9,600,671     $   6,716,921
                                                        =======================================================================

*For the period May 1, 1998 (effective date) to December 31, 1998


                      See notes to financial statements.


FRANKLIN VALUEMARK FUNDS
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED JUNE 30, 1999 (UNAUDITED)
AND THE YEAR ENDED DECEMBER 31, 1998

                                                             ZERO COUPON FUND - 2005             ZERO COUPON FUND - 2010
                                                  -------------------------------------------------------------------------
                                                   SIX MONTHS            YEAR            SIX MONTHS            YEAR
                                                     ENDED              ENDED              ENDED              ENDED
                                                  JUNE 30, 1999     DECEMBER 31, 1998    JUNE 30, 1999     DECEMBER 31, 1998
                                                  -----------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................      $  2,272,796       $  4,640,880       $  2,382,339         $  4,911,607
  Net realized gain from investments .......           695,508            454,474          1,175,571            2,320,295
  Net unrealized appreciation (depreciation)
     on investments ........................        (7,064,769)         4,293,862        (11,551,249)           4,482,254
                                                  -----------------------------------------------------------------------

     Net increase (decrease) in net assets
        resulting from operations ..........        (4,096,465)         9,389,216         (7,993,339)          11,714,156
 Distributions to shareholders from:
     Net investment income .................                --         (4,795,119)                --           (4,888,749)
     Net realized gains ....................                --         (1,109,296)                --             (676,395)
                                                  -----------------------------------------------------------------------

 Total distributions to shareholders .......                --         (5,904,415)                --           (5,565,144)
 Capital share transactions (Note 2) .......        (6,424,720)         3,707,073         (6,239,625)           1,851,397
                                                  -----------------------------------------------------------------------

     Net increase (decrease) in net assets .       (10,521,185)         7,191,874        (14,232,964)           8,000,409
Net assets:
 Beginning of period .......................        84,487,385         77,295,511         93,515,135           85,514,726
                                                  -----------------------------------------------------------------------

 End of period .............................      $ 73,966,200       $ 84,487,385       $ 79,282,171         $ 93,515,135
                                                  =======================================================================
Undistributed net investment income
    included in net assets:
   End of period ...........................      $  6,908,463       $  4,635,667       $  7,288,616         $  4,906,277
                                                  =======================================================================


                     See notes to financial statements.


FRANKLIN VALUEMARK FUNDS
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Valuemark Funds (the Trust) is registered under the Investment Company Act of 1940, as an open-end investment company, consisting of twenty-five series (the Funds). All Funds are diversified except the Global Health Care Securities Fund, the Templeton Global Income Securities Fund, and the Value Securities Fund. Shares of the Funds are sold only to insurance company separate accounts to fund the benefits of variable life insurance policies or variable annuity contracts. The Funds and their investment objectives are:

                                                                                                               CAPITAL PRESERVATION
CAPITAL GROWTH                                    GROWTH AND INCOME                        CURRENT INCOME         AND INCOME
-----------------------------------------------------------------------------------------------------------------------------------
Capital Growth Fund                               Global Utilities Securities Fund          High Income Fund    Money Market Fund
Global Health Care Securities Fund                Growth and Income Fund                    Templeton Global
Mutual Discovery Securities Fund                  Income Securities Fund                     Income Securities
Natural Resources Securities Fund                 Mutual Shares Securities Fund              Fund
Small Cap Fund                                    Real Estate Securities Fund               U.S. Government
Templeton Developing Markets Equity Fund          Rising Dividends Fund                      Securities Fund
Templeton Global Growth Fund                      Templeton Global Asset Allocation Fund    Zero Coupon Fund - 2000
Templeton International Equity Fund               Value Securities Fund                     Zero Coupon Fund - 2005
Templeton International Smaller Companies Fund                                              Zero Coupon Fund - 2010
Templeton Pacific Growth Fund

Effective July 1, 1999, the name of the Trust, Franklin Valuemark Funds, changed to Franklin Templeton Variable Insurance Products Trust. The Funds' investment objectives and other policies did not change as a result of the name change.

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees (the Board).

Securities in the Money Market Fund are valued at amortized cost which approximates value.

b. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. REPURCHASE AGREEMENTS

Certain funds may enter into a joint repurchase agreement whereby their uninvested cash balances are deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. Certain funds may enter into repurchase agreements which are accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the funds' custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At June 30, 1999, all outstanding repurchase agreements had been entered into on that date.


FRANKLIN VALUEMARK FUNDS
Notes to Financial Statements (unaudited) (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. FORWARD EXCHANGE CONTRACTS

The Mutual Discovery Securities Fund, the Mutual Shares Securities Fund, the Templeton Global Asset Allocation Fund, and the Templeton Global Income Securities Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and each Fund's equity therein is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations.

e. CONTRACTS FOR DIFFERENCES

The Mutual Discovery Securities Fund and the Mutual Shares Securities Fund are engaged in short contracts for differences. Short contracts for differences are contracts entered into between a broker and the fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a short sale of the underlying security taken place. Upon entering into short contracts for differences, the funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments known as "variation margin", are made or received by the funds periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Should market conditions move unexpectedly, the fund may not achieve the anticipated benefits of the contracts for the differences and may realize a loss.

f. OPTIONS

In order to produce incremental income or protect against changes in the value of the underlying securities, the Mutual Discovery Securities Fund and the Mutual Shares Securities Fund may write put and covered call options.

Premiums received by these funds upon writing put or covered call options are recorded as an asset and an equivalent liability which is subsequently adjusted daily to equal the current market value of the option written. Each fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put option is adjusted by the amount of the premium received or paid. The risk in writing a call option is that the funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the funds may incur a loss if the market price of the security decreases and the option is exercised. All collateral covering written options are held in a segregated account by the custodian bank.

g. SECURITIES SOLD SHORT

The Mutual Discovery Securities Fund and the Mutual Shares Securities Fund are engaged in selling securities short, which obligates the funds to replace a security borrowed with the same security at the current market value. The funds would incur a loss if the price of the security increases between the date of the short sale and the date on which the funds replace the borrowed security. The funds would realize a gain if the price of the security declines between those dates.

The funds are required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the funds must maintain a deposit for the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

h. INCOME TAXES

No provision has been made for income taxes because each fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

i. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. For the Money Market Fund, dividends from net investment income and capital gains or losses are normally declared daily. Such distributions are reinvested in additional shares of the fund.


FRANKLIN VALUEMARK FUNDS
Notes to Financial Statements (unaudited) (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

i. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONT.)

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Distributions received by the Trust from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

j. DEFERRED TAXES

Deferred taxes are recorded for estimated tax liabilities inherent in the fund's portfolio securities which may arise from subsequent sales of those securities and asset repatriations from countries that impose such taxes.

k. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. SHARES OF BENEFICIAL INTEREST

Effective January 6, 1999, all funds except the Zero Coupon Fund - 2000, the Zero Coupon Fund - 2005, and the Zero Coupon Fund - 2010 offered two classes of shares: Class 1 and Class 2. Outstanding shares before that date were designated Class 1 shares. Each class of shares differ by their distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At June 30, 1999, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:

                                                             CAPITAL GROWTH FUND        GLOBAL HEALTH CARE SECURITIES FUND(2)
                                                     -----------------------------------------------------------------------
                                                       SHARES               AMOUNT           SHARES              AMOUNT
                                                     -----------------------------------------------------------------------
CLASS 1 SHARES:
Period ended June 30, 1999
 Shares sold ..................................      10,973,145         $ 182,013,202          854,024         $   8,285,607
 Shares redeemed ..............................      (5,024,170)          (84,030,944)        (559,224)           (5,292,502)
                                                     -----------------------------------------------------------------------
 Net increase (decrease) ......................       5,948,975         $  97,982,258          294,800         $   2,993,105
                                                     =======================================================================
Year ended December 31, 1998
 Shares sold ..................................       9,664,745         $ 140,653,465        1,315,108         $  12,754,095
 Shares issued in reinvestment of distributions          37,058               539,187             --                    --
 Shares redeemed ..............................      (4,111,363)          (58,937,582)        (475,618)           (4,403,400)
                                                     -----------------------------------------------------------------------
 Net increase (decrease) ......................       5,590,440         $  82,255,070          839,490         $   8,350,695
                                                     =======================================================================
CLASS 2 SHARES:
Period ended June 30, 19991
 Shares sold ..................................          33,409         $     565,484            4,584         $      42,000
 Shares redeemed ..............................         (16,354)             (274,613)            --                    --
                                                     -----------------------------------------------------------------------
 Net increase .................................          17,055         $     290,871            4,584         $      42,000
                                                     =======================================================================

                                                    GLOBAL UTILITIES SECURITIES FUND
                                                    ---------------------------------
                                                        SHARES            AMOUNT
                                                    ---------------------------------
CLASS 1 SHARES:
Period ended June 30, 1999
 Shares sold ..................................         710,275         $  14,567,401
 Shares redeemed ..............................      (8,952,145)         (184,211,704)
                                                    ---------------------------------
 Net increase (decrease) ......................      (8,241,870)        $(169,644,303)
                                                    =================================
Year ended December 31, 1998
 Shares sold ..................................       2,621,862         $  52,650,625
 Shares issued in reinvestment of distributions       5,388,353           104,426,274
 Shares redeemed ..............................     (15,318,738)         (303,132,530)
                                                    ---------------------------------
 Net increase (decrease) ......................      (7,308,523)        $(146,055,631)
                                                    =================================
CLASS 2 SHARES:
Period ended June 30, 19991
 Shares sold ..................................          12,466         $     259,822
 Shares redeemed ..............................            (436)               (8,599)
                                                    ---------------------------------
 Net increase .................................          12,030         $     251,223
                                                    =================================




FRANKLIN VALUEMARK FUNDS
Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                         GROWTH AND INCOME FUND            HIGH INCOME FUND
                                                    ---------------------------------------------------------------
                                                        SHARES         AMOUNT             SHARES         AMOUNT
                                                    ---------------------------------------------------------------
CLASS 1 SHARES:
Period ended June 30, 1999
 Shares sold ..................................       2,726,021    $  55,863,148        7,113,530    $  95,541,636
 Shares redeemed ..............................     (12,758,646)    (263,273,699)     (12,198,106)    (164,548,389)
                                                    --------------------------------------------------------------
 Net decrease .................................     (10,032,625)   $(207,410,551)      (5,084,576)   $ (69,006,753)
                                                    ==============================================================
Year ended December 31, 1998
 Shares sold ..................................       9,617,417    $ 198,201,953       12,350,296    $ 169,850,148
 Shares issued in reinvestment of distributions       7,392,186      146,069,603        3,423,575       46,731,797
 Shares redeemed ..............................     (15,929,952)    (321,695,049)     (16,477,344)    (226,279,172)
                                                    --------------------------------------------------------------
 Net increase (decrease) ......................       1,079,651    $  22,576,507         (703,473)   $  (9,697,227)
                                                    ==============================================================
CLASS 2 SHARES:
Period ended June 30, 19991
 Shares sold ..................................          27,862    $     574,506           11,540    $     155,205
 Shares redeemed ..............................          (4,580)         (99,727)          (3,608)         (48,709)
                                                    --------------------------------------------------------------
 Net increase .................................          23,282    $     474,779            7,932    $     106,496
                                                    ==============================================================

                                                      INCOME SECURITIES FUND
                                                    ---------------------------
                                                      SHARES        AMOUNT
                                                    ---------------------------
CLASS 1 SHARES:
Period ended June 30, 1999
 Shares sold ..................................      1,457,863    $  24,398,652
 Shares redeemed ..............................     15,134,841)    (254,267,485)
                                                    ---------------------------
 Net decrease .................................     13,676,978)   $(229,868,833)
                                                    ===========================
Year ended December 31, 1998
 Shares sold ..................................      5,561,398    $  97,914,458
 Shares issued in reinvestment of distributions      7,512,196      127,031,238
 Shares redeemed ..............................     19,594,845)    (338,128,943)
                                                    ---------------------------
 Net increase (decrease) ......................     (6,521,251)   $(113,183,247)
                                                    ===========================
CLASS 2 SHARES:
Period ended June 30, 19991
 Shares sold ..................................         27,417    $     465,971
 Shares redeemed ..............................            (31)            (524)
                                                    ---------------------------
 Net increase .................................         27,386    $     465,447
                                                    ===========================



                                                       MONEY MARKET FUND           MUTUAL DISCOVERY SECURITIES FUND
                                                  ----------------------------------------------------------------
                                                       SHARES         AMOUNT              SHARES         AMOUNT
                                                  ----------------------------------------------------------------
CLASS 1 SHARES:
Period ended June 30, 1999
 Shares sold ..................................     352,013,600    $ 352,013,600          585,114    $   6,880,312
 Shares issued in reinvestment of distributions       8,627,323        8,627,323             --               --
 Shares redeemed ..............................    (427,958,113)    (427,958,113)      (4,311,293)     (49,992,422)
                                                  ----------------------------------------------------------------
 Net decrease .................................     (67,317,190)   $ (67,317,190)      (3,726,179)   $ (43,112,110)
                                                  ================================================================
Year ended December 31, 1998
 Shares sold ..................................     748,602,052    $ 748,602,052        7,041,503    $  90,113,407
 Shares issued in reinvestment of distributions      19,603,629       19,603,629          482,835        6,383,083
 Shares redeemed ..............................    (721,314,062)    (721,314,062)      (3,946,113)     (44,836,285)
                                                  ----------------------------------------------------------------
 Net increase .................................      46,891,619    $  46,891,619        3,578,225    $  51,660,205
                                                  ================================================================
CLASS 2 SHARES:
Period ended June 30, 19991
 Shares sold ..................................      25,924,734    $  25,924,734           14,784    $     172,322
 Shares issued in reinvestment of distributions          13,057           13,057             --               --
 Shares redeemed ..............................     (23,206,155)     (23,206,155)              (3)             (40)
                                                  ----------------------------------------------------------------
 Net increase .................................       2,731,636    $   2,731,636           14,781    $     172,282
                                                  ================================================================

                                                   MUTUAL SHARES SECURITIES FUND
                                                 -------------------------------
                                                       SHARES       AMOUNT
                                                 -------------------------------
CLASS 1 SHARES:
Period ended June 30, 1999
 Shares sold ..................................      1,558,491    $  19,723,160
 Shares issued in reinvestment of distributions
 Shares redeemed ..............................     (5,637,705)     (70,252,543)
                                                 -------------------------------
 Net decrease .................................     (4,079,214)   $ (50,529,383)
                                                 ===============================
Year ended December 31, 1998
 Shares sold ..................................     12,012,852    $ 150,206,617
 Shares issued in reinvestment of distributions        760,950        9,603,186
 Shares redeemed ..............................     (4,280,005)     (49,418,486)
                                                 -------------------------------
 Net increase .................................      8,493,797    $ 110,391,317
                                                 ===============================
CLASS 2 SHARES:
Period ended June 30, 19991
 Shares sold ..................................         32,375    $     409,335
 Shares issued in reinvestment of distributions           --               --
 Shares redeemed ..............................            (49)            (664)
                                                 -------------------------------
 Net increase .................................         32,326    $     408,671
                                                 ===============================


FRANKLIN VALUEMARK FUNDS
Notes to Financial Statements (unaudited) (continued)

2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                           NATURAL RESOURCES
                                            SECURITIES FUND          REAL ESTATE SECURITIES FUND       RISING DIVIDENDS FUND
                                      -----------------------------------------------------------------------------------------
                                        SHARES        AMOUNT            SHARES        AMOUNT           SHARES         AMOUNT
                                      -----------------------------------------------------------------------------------------
CLASS 1 SHARES:
Period ended June 30, 1999
 Shares sold ....................      2,402,323   $ 21,970,485         375,550   $   7,528,431       1,699,792   $  29,257,585
 Shares redeemed ................     (3,238,289)   (29,798,017)     (3,875,018)    (77,174,747)     (9,864,878)   (170,869,663)
                                      -----------------------------------------------------------------------------------------
 Net decrease ...................       (835,966)  $ (7,827,532)     (3,499,468)  $ (69,646,316)     (8,165,086)  $(141,612,078)
                                      =========================================================================================
Year ended December 31, 1998
 Shares sold ....................      3,505,454   $ 36,314,081       1,938,333   $  46,066,967      10,051,992   $ 190,031,986
 Shares issued in reinvestment of
  distributions .................         91,844        946,913       1,117,322      24,871,599       6,443,856     113,991,805
 Shares redeemed ................     (4,685,716)   (47,411,416)     (6,098,998)   (134,871,059)    (14,609,606)   (263,398,761)
                                      -----------------------------------------------------------------------------------------
 Net increase (decrease) ........     (1,088,418)  $(10,150,422)     (3,043,343)  $ (63,932,493)      1,886,242   $  40,625,030
                                      ==========================================================================================
CLASS 2 SHARES:
Period ended June 30, 1999(1)
 Shares sold ....................          4,023   $     37,935           2,118   $      42,776          18,737   $     320,600
 Shares redeemed ................             (2)           (22)             (4)            (92)           (915)        (15,047)
                                      -----------------------------------------------------------------------------------------
 Net increase ...................          4,021   $     37,913           2,114   $      42,684          17,822   $     305,553
                                      ==========================================================================================

                                                                        TEMPLETON DEVELOPING             TEMPLETON GLOBAL
                                           SMALL CAP FUND                MARKETS EQUITY FUND           ASSET ALLOCATION FUND
                                     -------------------------------------------------------------------------------------------
                                        SHARES        AMOUNT             SHARES       AMOUNT            SHARES       AMOUNT
                                     -------------------------------------------------------------------------------------------
CLASS 1 SHARES:
Period ended June 30, 1999
 Shares sold ....................      2,246,067   $  32,245,949       2,116,590   $  16,820,342         312,654   $  3,996,393
 Shares redeemed ................     (6,520,641)    (91,524,209)     (5,519,923)    (42,504,694)     (1,461,637)   (18,439,856)
                                     -------------------------------------------------------------------------------------------
 Net decrease ...................     (4,274,574)  $ (59,278,260)     (3,403,333)  $ (25,684,352)     (1,148,983)  $(14,443,463)
                                     ===========================================================================================
Year ended December 31, 1998
 Shares sold ....................     10,354,452   $ 146,238,628       6,171,249   $  49,413,698       1,163,365   $ 15,880,669
 Shares issued in reinvestment of
  distributions .................      1,866,496      26,056,288       4,042,542      29,793,530         556,595      7,168,941
 Shares redeemed ................    (10,047,779)   (137,233,030)    (13,892,294)   (110,288,805)     (2,081,709)   (26,875,808)
                                     -------------------------------------------------------------------------------------------
 Net increase (decrease) ........      2,173,169   $  35,061,886      (3,678,503)  $ (31,081,577)       (361,749)  $ (3,826,198)
                                     ===========================================================================================
CLASS 2 SHARES:
Period ended June 30, 1999(1)
 Shares sold ....................          4,906   $      71,741          62,613   $     575,733           3,263   $     41,492
 Shares redeemed ................             (3)            (41)           --              --               (24)          (322)
                                     -------------------------------------------------------------------------------------------
 Net increase ...................          4,903   $      71,700          62,613   $     575,733           3,239   $     41,170
                                     ===========================================================================================



FRANKLIN VALUEMARK FUNDS
Notes to Financial Statements (unaudited) (continued)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                              TEMPLETON                        TEMPLETON                      TEMPLETON
                                          GLOBAL GROWTH FUND         GLOBAL INCOME SECURITIES FUND    INTERNATIONAL EQUITY FUND
                                     -------------------------------------------------------------------------------------------
                                        SHARES         AMOUNT            SHARES        AMOUNT            SHARES        AMOUNT
                                     -------------------------------------------------------------------------------------------
CLASS 1 SHARES:
Period ended June 30, 1999
 Shares sold ....................      1,782,998   $  27,617,265         588,496   $   7,453,070       5,410,230   $  87,114,718
 Shares redeemed ................     (8,111,183)   (123,150,058)     (3,001,716)    (37,654,643)    (19,308,547)   (309,711,050)
                                     -------------------------------------------------------------------------------------------
 Net decrease ...................     (6,328,185)  $ (95,532,793)     (2,413,220)  $ (30,201,573)    (13,898,317)  $(222,596,332)
                                     ===========================================================================================
Year ended December 31, 1998
 Shares sold ....................      6,659,421   $ 103,474,286         884,521   $  11,354,195       6,071,020   $  98,428,488
 Shares issued in reinvestment of
  distributions .................      6,496,363      93,807,481       1,004,061      12,370,027       6,374,245     104,410,134
 Shares redeemed ................    (12,002,187)   (175,183,507)     (4,428,598)    (56,677,775)    (22,907,488)   (363,896,861)
                                     -------------------------------------------------------------------------------------------
 Net increase (decrease) ........      1,153,597   $  22,098,260      (2,540,016)  $ (32,953,553)    (10,462,223)  $(161,058,239)
                                     ===========================================================================================
CLASS 2 SHARES:
Period ended June 30, 1999(1)
 Shares sold ....................         93,482   $   1,500,766           7,971   $      98,979       1,304,309   $  22,266,015
 Shares redeemed ................         (3,822)        (60,672)         (1,205)        (15,127)     (1,055,730)    (18,174,901)
                                     -------------------------------------------------------------------------------------------
 Net increase ...................         89,660   $   1,440,094           6,766   $      83,852         248,579   $   4,091,114
                                     ===========================================================================================


                                         TEMPLETON INTERNATIONAL             TEMPLETON                    U.S. GOVERNMENT
                                         SMALLER COMPANIES FUND         PACIFIC GROWTH FUND               SECURITIES FUND
                                      -------------------------------------------------------------------------------------------
                                         SHARES         AMOUNT         SHARES         AMOUNT            SHARES         AMOUNT
                                      -------------------------------------------------------------------------------------------
CLASS 1 SHARES:
Period ended June 30, 1999
 Shares sold ....................        168,815   $   1,720,634      17,387,718   $ 143,677,196       2,461,939   $  34,158,528
 Shares redeemed ................       (633,167)     (6,015,433)    (18,864,053)   (155,503,764)     (9,984,254)   (138,340,405)
                                      -------------------------------------------------------------------------------------------
 Net decrease ...................       (464,352)  $  (4,294,799)     (1,476,335)  $ (11,826,568)     (7,522,315)  $(104,181,877)
                                      ===========================================================================================
Year ended December 31, 1998
 Shares sold ....................      1,335,385   $  13,968,902      12,315,500   $  91,136,520      10,470,243   $ 144,337,382
 Shares issued in reinvestment of
  distributions .................        147,758       1,600,222       1,116,074       6,941,981       3,808,590      50,958,932
 Shares redeemed ................     (1,687,180)    (17,302,839)    (18,106,232)   (134,829,644)    (18,034,303)   (250,254,233)
                                      -------------------------------------------------------------------------------------------
 Net decrease ...................       (204,037)  $  (1,733,715)     (4,674,658)  $ (36,751,143)     (3,755,470)  $ (54,957,919)
                                      ===========================================================================================
CLASS 2 SHARES:
Period ended June 30, 1999(1)
 Shares sold ....................         47,894   $     512,620          57,566   $     543,041         117,127   $   1,623,528
 Shares redeemed ................             (4)            (42)        (26,690)       (255,138)           (227)         (3,135)
                                      -------------------------------------------------------------------------------------------
 Net increase ...................         47,890   $     512,578          30,876   $     287,903         116,900   $   1,620,393
                                      ===========================================================================================



FRANKLIN VALUEMARK FUNDS
Notes to Financial Statements (unaudited) (continued)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                       VALUE SECURITIES FUND(2)     ZERO COUPON FUND - 2000        ZERO COUPON FUND - 2005
                                      -------------------------------------------------------------------------------------
                                       SHARES        AMOUNT         SHARES          AMOUNT          SHARES         AMOUNT
                                      -------------------------------------------------------------------------------------
CLASS 1 SHARES:
Period ended June 30, 1999
 Shares sold ....................     1,036,592   $  8,039,374        205,058   $  3,048,719        401,763   $  6,940,753
 Shares redeemed ................      (826,346)    (6,164,460)    (1,179,809)   (17,547,532)      (775,269)   (13,365,473)
                                      -------------------------------------------------------------------------------------
 Net increase (decrease) ........       210,246   $  1,874,914       (974,751)  $(14,498,813)      (373,506)  $ (6,424,720)
                                      =====================================================================================
Year ended December 31, 1998
 Shares sold ....................     1,367,931   $ 11,279,710        646,397   $  9,539,377        977,903   $ 16,942,756
 Shares issued in reinvestment of
  distributions .................          --             --          637,042      9,058,747        357,194      5,904,415
 Shares redeemed ................      (211,139)    (1,801,987)    (2,343,411)   (35,028,241)    (1,107,098)   (19,140,098)
                                      -------------------------------------------------------------------------------------
 Net increase (decrease) ........     1,156,792   $  9,477,723     (1,059,972)  $(16,430,117)       227,999   $  3,707,073
                                      =====================================================================================
CLASS 2 SHARES:
Period ended June 30, 1999(1)
 Shares sold ....................         6,901   $     52,071
                                      ------------------------
 Net increase ...................         6,901   $     52,071
                                      ========================

                                                    ZERO COUPON FUND - 2010
                                                   --------------------------
                                                    SHARES           AMOUNT
                                                   --------------------------
CLASS 1 SHARES:
Period ended June 30, 1999
 Shares sold ..................................       998,298   $ 18,201,492
 Shares redeemed ..............................    (1,343,609)   (24,441,117)
                                                   --------------------------
 Net decrease .................................      (345,311)  $ (6,239,625)
                                                   ==========================
Year ended December 31, 1998
 Shares sold ..................................     2,622,702   $ 48,365,327
 Shares issued in reinvestment of distributions       314,060      5,565,143
 Shares redeemed ..............................    (2,825,253)   (52,079,073)
                                                   --------------------------
 Net increase .................................       111,509   $  1,851,397
                                                   ==========================

(1) For the period January 6, 1999 (effective date) to June 30, 1999.

(2) For the period May 1, 1998 (effective date) to December 31, 1998.



FRANKLIN VALUEMARK FUNDS
Notes to Financial Statements (unaudited) (continued)


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

ENTITY                                                                  AFFILIATION
-----------------------------------------------------------------------------------------------
Franklin Templeton Services, Inc. (FT Services)                         Administrative manager
Franklin Advisers, Inc. (Advisers)                                      Investment manager
Franklin Advisory Services, LLC (Advisory Services)                     Investment manager
Franklin Mutual Advisers, LLC (Franklin Mutual)                         Investment manager
Templeton Asset Management Ltd. (TAML)                                  Investment manager
Templeton Global Advisors Ltd. (TGAL)                                   Investment manager
Templeton Investment Counsel, Inc. (TICI)                               Investment manager
Franklin/Templeton Distributors, Inc. (Distributors)                    Principal underwriter
Franklin/Templeton Investor Services, Inc. (Investor Services)          Transfer agent

The Funds pay an investment management fee to Advisers based on the average net assets of the Funds, except the Capital Growth Fund, the Global Health Care Securities Fund, the Mutual Discovery Securities Fund, the Mutual Shares Securities Fund, the Rising Dividends Fund, the Small Cap Fund, the Templeton Developing Markets Equity Fund, the Templeton Global Asset Allocation Fund, the Templeton Global Growth Fund, the Templeton International Equity Fund, the Templeton International Smaller Companies Fund, the Templeton Pacific Growth Fund, and the Value Securities Fund as follows:

ANNUALIZED FEE RATE         DAILY NET ASSETS
-------------------------------------------------------------------------------
 .625%                      First $100 million
  .50%                      over $100 million, up to and including $250 million
  .45%                      over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

Under a subadvisory agreement, TICI provides subadvisory services to the Templeton Global Income Securities Fund and receives from Advisers fees based on the average daily net assets of the Fund.

The Templeton International Equity Fund and the Templeton Pacific Growth Fund pay an investment management fee to Advisers based on the average net assets of each Fund as follows:

ANNUALIZED FEE RATE         DAILY NET ASSETS
-------------------------------------------------------------------------------
1.00%                       First $100 million
 .90%                       over $100 million, up to and including $250 million
 .80%                       over $250 million, up to and including $500 million


Fees are further reduced on net assets over $500 million.

Under a subadvisory agreement, TICI provides subadvisory services to the Templeton International Equity Fund and the Templeton Pacific Growth Fund, and receives from Advisers fees based on the average daily net assets of each Fund.

The Capital Growth Fund and the Small Cap Fund pay an investment management fee to Advisers based on the average net assets of each Fund as follows:

Annualized Fee Rate           Daily Net Assets
-------------------------------------------------------------------------------
  .75%                        First $500 million
 .625%                        over $500 million, up to and including $1 billion
  .50%                        over $1 billion



FRANKLIN VALUEMARK FUNDS
Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES (CONT.)

The Global Health Care Securities Fund and the Value Securities Fund pay an investment management fee to Advisers and Advisory Services, respectively, based on the average net assets of each Fund as follows:

ANNUALIZED FEE RATE       DAILY NET ASSETS
-------------------------------------------------------------------------------
 .60%                      First $200 million
 .50%                      over $200 million, up to and including $1.3 billion
 .40%                      over $1.3 billion


The Rising Dividends Fund pays an investment management fee to Advisory Services based on the average net assets of the Fund as follows:

ANNUALIZED FEE RATE        DAILY NET ASSETS
-------------------------------------------------------------------------------
  .75%                     First $500 million
 .625%                     over $500 million, up to and including $1 billion
  .50%                     over $1 billion


The Templeton Global Growth Fund pays an investment management fee to TGAL based on the average net assets of the Fund as follows:

ANNUALIZED FEE RATE       DAILY NET ASSETS
-------------------------------------------------------------------------------
1.00%                     First $100 million
 .90%                     over $100 million, up to and including $250 million
 .80%                     over $250 million, up to and including $500 million


Fees are further reduced on net assets over $500 million.

The Templeton Global Asset Allocation Fund pays an investment management fee to TGAL based on the average net assets of the Fund as follows:

ANNUALIZED FEE RATE        DAILY NET ASSETS
-------------------------------------------------------------------------------
 .65%                      First $200 million
 .585%                     over $200 million, up to and including $1.3 billion
 .52%                      over $1.3 billion


Under a subadvisory agreement, TICI provides subadvisory services to the Templeton Global Asset Allocation Fund and receives from TGAL fees based on the average daily net assets of the Fund.

The Templeton International Smaller Companies Fund pays an investment management fee to TICI based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE         DAILY NET ASSETS
-------------------------------------------------------------------------------
 .85%                       First $200 million
 .765%                      over $200 million, up to and including $1.3 billion
 .68%                       over $1.3 billion


The Mutual Discovery Securities Fund and the Mutual Shares Securities Fund pay an investment management fee to Franklin Mutual of .80% and .60%, respectively, per year of the average daily net assets of each Fund.

The Templeton Developing Markets Equity Fund pays an investment management fee to TAML of 1.25% per year of the average daily net assets of the Fund.

Under an agreement with their respective investment managers, FT Services provides administrative services to the Funds, except for the Global Health Care Securities Fund, the Mutual Discovery Securities Fund, the Mutual Shares Securities Fund, the Templeton Global Asset Allocation Fund, the Templeton International Smaller Companies Fund, and the Value Securities Fund. The fee is paid by each Fund's respective investment managers based on average daily net assets, and is not an additional expense of the Funds.



FRANKLIN VALUEMARK FUNDS
Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES (CONT.)

The Global Health Care Securities Fund, the Mutual Discovery Securities Fund, the Mutual Shares Securities Fund, the Templeton Global Asset Allocation Fund, the Templeton International Smaller Companies Fund, and the Value Securities Fund pay administrative fees to FT Services based on the average daily net assets of each Fund as follows:

ANNUALIZED FEE RATE       DAILY NET ASSETS
-------------------------------------------------------------------------------
  .15%                    First $200 million
 .135%                    over $200 million, up to and including $700 million
  .10%                    over $700 million, up to and including $1.2 billion

Fees are further reduced on net assets over $1.2 billion.

The Funds reimburse Distributors up to .30% per year of the Fund's average daily net assets of Class 2, for costs incurred in marketing the Fund's shares. Effective July 1, 1999, the distribution rate changed from .30% to .25%.

Investor Services, under terms of an agreement, performs shareholder servicing for the Funds and is not paid by the Funds for the services.

4. INCOME TAXES

At December 31, 1998, certain funds had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

                                                         GLOBAL HEALTH                    MUTUAL         MUTUAL        NATURAL
                                            CAPITAL           CARE          MONEY       DISCOVERY        SHARES       RESOURCES
                                            GROWTH        SECURITIES       MARKET       SECURITIES     SECURITIES     SECURITIES
                                             FUND            FUND           FUND           FUND           FUND           FUND
                                          --------------------------------------------------------------------------------------
Capital loss carryovers expiring in:

2000                                      $      --      $      --      $       418    $      --      $      --      $      --
2001                                             --             --              523           --             --             --
2002                                             --             --            7,568           --             --             --
2004                                           52,275           --             --             --             --          146,066
2005                                           72,043           --             --             --             --        3,313,053
2006                                        3,304,340        239,954            371     12,201,956      9,766,336     14,821,804
                                          --------------------------------------------------------------------------------------
                                          $ 3,428,658    $   239,954    $     8,880    $12,201,956    $ 9,766,336    $18,280,923
                                          ======================================================================================

                                       TEMPLETON                           TEMPLETON      TEMPLETON        U.S.
                                       DEVELOPING       TEMPLETON        INTERNATIONAL     PACIFIC      GOVERNMENT       VALUE
                                        MARKETS       GLOBAL INCOME         SMALLER        GROWTH       SECURITIES    SECURITIES
                                      EQUITY FUND    SECURITIES FUND    COMPANIES FUND      FUND           FUND          FUND
                                      -------------------------------------------------------------------------------------------
Capital loss carryovers expiring in:

2002                                  $      --        $      --          $      --       $      --     $11,604,729   $      --
2003                                         --          1,035,267               --              --         826,481          --
2005                                         --               --                 --              --         169,754          --
2006                                   21,632,762             --            2,543,971      24,460,805          --          64,007
                                      -------------------------------------------------------------------------------------------
                                      $21,632,762      $ 1,035,267        $ 2,543,971     $24,460,805   $12,600,964   $    64,007
                                      ===========================================================================================

At December 31, 1998, the following funds had deferred capital losses and/or deferred currency losses occurring subsequent to October 31, 1998. For tax purposes, such losses will be reflected in the year ending December 31, 1999.

  MUTUAL          MUTUAL       NATURAL                   TEMPLETON       TEMPLETON        TEMPLETON       TEMPLETON
 DISCOVERY        SHARES      RESOURCES       SMALL     DEVELOPING      GLOBAL ASSET    GLOBAL INCOME      PACIFIC       VALUE
SECURITIES      SECURITIES    SECURITIES       CAP        MARKETS        ALLOCATION       SECURITIES       GROWTH      SECURITIES
   FUND            FUND          FUND         FUND      EQUITY FUND         FUND             FUND           FUND          FUND
----------------------------------------------------------------------------------------------------------------------------------
 $812,344        $187,467     $5,103,017    $542,078     $7,956,080      $1,267,941      $3,913,734       $217,089      $7,486



FRANKLIN VALUEMARK FUNDS
Notes to Financial Statements (unaudited) (continued)

4. INCOME TAXES (CONT.)

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, and passive foreign investment company shares.

Net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and passive foreign investment company shares.

At June 30, 1999, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

                                                                    GLOBAL           GLOBAL            GROWTH
                                                 CAPITAL          HEALTH CARE      UTILITIES            AND              HIGH
                                                 GROWTH           SECURITIES       SECURITIES          INCOME           INCOME
                                                  FUND               FUND             FUND              FUND             FUND
                                              --------------------------------------------------------------------------------------
Investments at cost ......................    $ 280,470,863     $  10,027,568     $ 718,100,084     $ 956,551,110     $ 429,084,139
                                              ======================================================================================
Unrealized appreciation ..................    $  84,387,502     $   1,003,621     $ 185,989,820     $ 274,228,883     $   5,580,890
Unrealized depreciation ..................       (8,909,131)         (666,307)      (34,002,270)      (27,076,588)      (56,476,427)
                                              --------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)    $  75,478,371     $     337,314     $ 151,987,550     $ 247,152,295     $ (50,895,537)
                                              ======================================================================================

                                                                   MUTUAL            MUTUAL            NATURAL            REAL
                                                 INCOME           DISCOVERY          SHARES           RESOURCES          ESTATE
                                               SECURITIES        SECURITIES        SECURITIES         SECURITIES       SECURITIES
                                                  FUND              FUND              FUND               FUND             FUND
                                              --------------------------------------------------------------------------------------
Investments at cost ......................    $ 936,081,323     $ 176,725,321     $ 423,596,088     $  48,995,780     $ 209,615,936
                                              ======================================================================================
Unrealized appreciation ..................    $ 105,734,764     $  22,839,363     $  67,094,931     $   7,592,788     $  31,664,183
Unrealized depreciation ..................      (91,501,079)      (11,185,631)      (14,912,866)       (5,939,792)      (19,530,429)
                                              --------------------------------------------------------------------------------------
Net unrealized appreciation ..............    $  14,233,685     $  11,653,732     $  52,182,065     $   1,652,996     $  12,133,754
                                              ======================================================================================

                                                                                     TEMPLETON        TEMPLETON        TEMPLETON
                                                  RISING                            DEVELOPING       GLOBAL ASSET        GLOBAL
                                                 DIVIDENDS         SMALL CAP          MARKETS         ALLOCATION         GROWTH
                                                   FUND              FUND           EQUITY FUND          FUND             FUND
                                              --------------------------------------------------------------------------------------
Investments at cost ......................    $ 487,727,476     $ 264,489,704     $ 182,176,860     $  68,212,379     $ 642,315,541
                                              ======================================================================================
Unrealized appreciation ..................    $ 158,376,890     $  85,662,298     $  39,408,521     $   9,394,774     $ 165,648,704
Unrealized depreciation ..................      (30,598,572)      (41,937,984)      (33,997,598)       (7,426,642)      (65,749,056)
                                              --------------------------------------------------------------------------------------
Net unrealized appreciation ..............    $ 127,778,318     $  43,724,314     $   5,410,923     $   1,968,132     $  99,899,648
                                              ======================================================================================

                                                TEMPLETON                            TEMPLETON
                                                 GLOBAL            TEMPLETON       INTERNATIONAL     TEMPLETON            U.S.
                                                 INCOME          INTERNATIONAL        SMALLER         PACIFIC          GOVERNMENT
                                               SECURITIES           EQUITY           COMPANIES         GROWTH          SECURITIES
                                                  FUND               FUND               FUND            FUND              FUND
                                              --------------------------------------------------------------------------------------
Investments at cost ......................    $ 120,118,841     $ 671,399,738     $  23,984,080     $ 129,351,287     $ 596,567,438
                                              ======================================================================================
Unrealized appreciation ..................    $     250,959     $ 233,918,478     $   4,383,387     $  10,459,918     $  11,489,597
Unrealized depreciation ..................       (7,457,786)      (81,632,610)       (3,788,524)      (30,476,535)      (12,083,513)
                                              --------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)    $  (7,206,827)    $ 152,285,868     $     594,863     $ (20,016,617)    $    (593,916)
                                              ======================================================================================

                                                                     VALUE           ZERO              ZERO            ZERO
                                                                  SECURITIES        COUPON            COUPON          COUPON
                                                                     FUND        FUND - 2000       FUND - 2005      FUND - 2010
                                                                ---------------------------------------------------------------
Investments at cost ........................................    $ 11,243,939     $ 77,728,776     $ 67,768,879     $ 70,808,787
                                                                ===============================================================
Unrealized appreciation ....................................    $  1,497,406     $  2,330,599     $  6,744,548     $  9,328,362
Unrealized depreciation ....................................        (779,108)         (12,978)        (470,434)        (749,670)
                                                                ---------------------------------------------------------------
Net unrealized appreciation ................................    $    718,298     $  2,317,621     $  6,274,114     $  8,578,692
                                                                ===============================================================



FRANKLIN VALUEMARK FUNDS
Notes to Financial Statements (unaudited) (continued)

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended June 30, 1999 were as follows:

                                    GLOBAL            GLOBAL           GROWTH
                  CAPITAL         HEALTH CARE        UTILITIES           AND               HIGH
                  GROWTH          SECURITIES        SECURITIES         INCOME             INCOME
                   FUND              FUND              FUND             FUND               FUND
               ------------------------------------------------------------------------------------
Purchases      $114,912,051      $ 12,025,509      $387,290,179      $228,601,685      $ 57,569,929
Sales ...      $ 23,060,993      $  7,824,152      $559,334,055      $397,261,179      $ 94,240,399

                                    MUTUAL            MUTUAL           NATURAL             REAL
                  INCOME          DISCOVERY           SHARES          RESOURCES           ESTATE
                SECURITIES        SECURITIES        SECURITIES        SECURITIES        SECURITIES
                   FUND              FUND              FUND              FUND              FUND
               ------------------------------------------------------------------------------------
Purchases      $ 66,791,523      $ 99,419,287      $169,196,103      $ 12,507,061      $ 11,927,238
Sales ...      $249,943,953      $117,237,471      $183,503,607      $ 17,693,772      $ 72,115,352

                                                     TEMPLETON                          TEMPLETON
                  RISING            SMALL            DEVELOPING        TEMPLETON         GLOBAL
                 DIVIDENDS           CAP              MARKETS         GLOBAL ASSET       GROWTH
                   FUND             FUND            EQUITY FUND     ALLOCATION FUND       FUND
               ------------------------------------------------------------------------------------
Purchases      $ 21,417,273      $ 65,748,292      $ 23,424,347      $ 10,046,297      $ 71,767,665
Sales ...      $157,739,616      $113,762,405      $ 49,653,926      $ 22,062,869      $144,487,083

                 TEMPLETON                          TEMPLETON          TEMPLETON           U.S.
               GLOBAL INCOME      TEMPLETON       INTERNATIONAL         PACIFIC         GOVERNMENT
                SECURITIES      INTERNATIONAL        SMALLER             GROWTH         SECURITIES
                   FUND          EQUITY FUND      COMPANIES FUND          FUND             FUND
               ------------------------------------------------------------------------------------
Purchases      $ 50,784,921      $ 66,261,915      $  1,366,416      $  5,856,216      $ 47,441,883
Sales ...      $ 71,307,694      $204,436,689      $  4,990,720      $ 29,637,490      $133,096,586

                     VALUE             ZERO             ZERO             ZERO
                   SECURITIES         COUPON           COUPON           COUPON
                      FUND         FUND - 2000      FUND - 2005      FUND - 2010
                  --------------------------------------------------------------
Purchases ..      $ 6,266,197      $ 8,326,710      $ 3,407,650      $ 8,019,290
Sales ......      $ 3,700,583      $22,387,084      $ 9,840,570      $14,859,891

Transactions in call options written during the period ended June 30, 1999 were as follows:

MUTUAL DISCOVERY SECURITIES FUND

                                                         NUMBER OF     PREMIUMS
                                                         CONTRACTS     RECEIVED
                                                         ----------------------
Options outstanding at December 31, 1998 .......              9         $ 1,346
Options written ................................             14           5,776
Options expired ................................            (23)         (7,122)
Options exercised ..............................             --            --
Options closed .................................             --            --
                                                           --------------------
Options outstanding at June 30, 1999 ...........             --            --
                                                           ====================

MUTUAL SHARES SECURITIES FUND

                                                         NUMBER OF     PREMIUMS
                                                         CONTRACTS     RECEIVED
                                                         ----------------------
Options outstanding at December 31, 1998 .....               12        $  1,795
Options written ..............................               31          12,682
Options expired ..............................              (43)        (14,477)
Options exercised ............................               --            --
Options closed ...............................               --            --
                                                           --------------------
Options outstanding at June 30, 1999 .........               --            --
                                                           ====================

6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

Each of the funds listed below has been a party to financial instruments with off-balance-sheet risk, primarily forward exchange contracts, in order to minimize the impact on the funds from adverse changes in the relationship between the U.S. dollar and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized on the Statements of Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the funds' involvement in such contracts.



FRANKLIN VALUEMARK FUNDS
Notes to Financial Statements (unaudited) (continued)

6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (CONT.)

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. At June 30, 1999, certain funds have outstanding forward exchange contracts for the sale or purchase of currencies as set out below. The contracts are reported in the financial statements at each Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract.

As of June 30, 1999, all forward exchange contracts in the Templeton Global Asset Allocation Fund and the Templeton Global Income Securities Fund were offset.

MUTUAL DISCOVERY SECURITIES FUND

                                                           IN              SETTLEMENT       UNREALIZED
             CONTRACTS TO BUY                         EXCHANGE FOR            DATE        GAIN / (LOSS)
----------------------------------------------     -----------------      -----------    ---------------
  3,975,680  Norwegian Krone .................     U.S. $    500,000       9/10/99       U.S. $    3,933
                                                        ------------                          ----------

             CONTRACTS TO SELL
----------------------------------------------
 16,251,010  British Pounds ..................     U.S. $ 26,911,672       7/20/99       U.S. $1,292,634
  2,328,902  British Pounds ..................             3,769,403       5/22/00                83,176
  1,357,353  Canadian Dollars ................               931,984      10/29/99                 2,937
 12,687,355  Danish Krone ....................             1,834,169      10/27/99                55,987
  1,680,835  European Unit ...................             1,905,892       7/19/99               170,065
  1,202,826  European Unit ...................             1,323,834       8/31/99                77,546
 13,600,350  European Unit ...................            14,839,102       9/10/99               736,064
  5,620,475  European Unit ...................             6,071,405      10/12/99               228,326
 12,187,113  European Unit ...................            13,813,334      10/27/99             1,128,458
  3,468,834  European Unit ...................             3,697,104      11/29/99                77,114
  2,245,897  European Unit ...................             2,377,079      12/17/99                29,955
396,610,506  Japanese Yen ....................             3,388,569       9/24/99                69,108
  2,277,014  New Zealand Dollars .............             1,278,373      11/17/99                67,799
 12,538,644  Norwegian Krone .................             1,608,085       9/10/99                18,763
 10,889,014  Swedish Krona ...................             1,416,777       7/21/99               134,362
 15,547,043  Swedish Krona ...................             2,998,421       8/17/99               175,450
 12,347,230  Swedish Krona ...................             1,527,544       9/15/99                68,216
 46,159,548  Swedish Krona ...................             5,671,403       9/20/99               213,962
 35,271,263  Swedish Krona ...................             4,303,078      10/19/99               124,675
 16,879,167  Swedish Krona ...................             2,145,176      11/17/99               141,565
  9,122,385  Swiss Francs ....................             6,260,076       9/10/99               342,007
                                                        ------------                          ----------
                                                   U.S. $108,072,480                     U.S. $5,238,169
                                                        ------------                          ----------
Unrealized gain on forward exchange contracts                                            U.S. $5,242,102
                                                                                              ----------

             CONTRACTS TO BUY
----------------------------------------------
  5,183,294  British Pounds ..................     U.S. $  8,430,833       7/20/99       U.S. $ (259,587)
    670,301  British Pounds ..................             1,081,195       8/17/99               (24,272)
    150,000  Canadian Dollars ................               102,740      10/29/99                   (72)
138,421,064  Japanese Yen ....................             1,188,174       9/24/99               (29,648)
  3,380,915  Norwegian Krone .................               431,082       9/10/99                (2,537)
  3,141,395  Swedish Krona ...................               371,236       7/21/99                (2,341)
                                                        ------------                          ----------
                                                   U.S. $ 11,605,260                     U.S. $ (318,457)
                                                        ------------                          ----------

             CONTRACTS TO SELL
----------------------------------------------
    774,031  Canadian Dollars ................     U.S. $    528,736      10/29/99       U.S. $   (1,053)
 54,150,000  Japanese Yen ....................               448,039       9/24/99                (5,174)
  4,027,906  Norwegian Krone .................               507,805       9/10/99                (2,748)
    876,426  Swedish Krona ...................               103,647      11/17/99                  (388)
                                                        ------------                          ----------
                                                   U.S. $  1,588,227                     U.S. $   (9,363)
                                                        ------------                          ----------

Unrealized loss on forward exchange contracts                                            U.S. $ (327,820)
                                                                                              ----------
      Net unrealized gain on forward exchange
        contracts ............................                                           U.S. $4,914,282
                                                                                              ==========



FRANKLIN VALUEMARK FUNDS
Notes to Financial Statements (unaudited) (continued)

6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK (CONT.)

MUTUAL SHARES SECURITIES FUND

                                                               IN               SETTLEMENT        UNREALIZED
            CONTRACTS TO BUY                              EXCHANGE FOR             DATE         GAIN / (LOSS)
----------------------------------------------         -----------------        -----------    ---------------
 1,985,093  Canadian Dollars .................         U.S. $ 1,331,850         10/29/99       U.S. $   26,857
 3,178,135  European Unit ....................                3,455,904          9/10/99               160,300
                                                            -----------                             ----------
                                                       U.S. $ 4,787,754                        U.S. $  187,157
                                                            -----------                             ----------
            CONTRACTS TO SELL
----------------------------------------------
10,496,325  British Pounds ...................         U.S. $17,381,915          7/20/99       U.S. $  834,896
   614,633  British Pounds ...................                1,054,916          8/17/99                32,090
   117,327  British Pounds ...................                  189,131          1/18/00                 3,725
 1,969,895  British Pounds ...................                3,188,880          5/22/00                70,896
 3,398,413  European Unit ....................                3,885,050          7/19/99               375,451
 2,801,080  European Unit ....................                3,110,003          8/31/99               186,986
 4,682,833  European Unit ....................                5,146,930          9/10/99               291,011
 6,138,910  European Unit ....................                6,711,250         10/12/99               329,201
 6,214,800  European Unit ....................                6,770,547         10/27/99               301,914
 2,431,582  European Unit ....................                2,602,756         11/29/99                65,218
 2,447,499  European Unit ....................                2,589,567         12/17/99                31,755
43,669,556  Japanese Yen .....................                  377,706          9/24/99                12,210
 5,500,000  Swedish Krona ....................                  646,959          8/17/99                51,806
30,236,278  Swedish Krona ....................                3,732,205          9/15/99               158,559
35,950,730  Swedish Krona ....................                4,413,469          9/20/99               163,016
19,759,585  Swedish Krona ....................                2,413,532         10/19/99                72,717
 8,000,000  Swedish Krona ....................                1,005,856         11/17/99                56,230
 5,735,403  Swiss Francs .....................                3,913,542          9/10/99               192,749
                                                            -----------                             ----------
                                                       U.S. $69,134,214                        U.S. $3,230,430
                                                            -----------                             ----------
Unrealized gain on forward exchange contracts                                                  U.S. $3,417,587
                                                                                                    ----------

            CONTRACTS TO BUY
----------------------------------------------
 1,674,217  British Pounds ...................         U.S. $ 2,689,362          7/20/99       U.S. $  (50,030)
   500,000  British Pounds ...................                  809,600          8/17/99               (21,205)
   534,439  Canadian Dollars .................                  367,312         10/29/99                (1,513)
23,032,556  Japanese Yen .....................                  197,706          9/24/99                (4,933)
                                                            -----------                             ----------
                                                       U.S. $ 4,063,980                        U.S. $  (77,681)
                                                            -----------                             ----------
            CONTRACTS TO SELL
----------------------------------------------
 5,983,869  Canadian Dollars .................         U.S. $ 3,964,550         10/29/99       U.S. $ (131,133)
16,964,800  Swedish Krona ....................                2,000,000          9/15/99                (5,082)
                                                            -----------                             ----------
                                                       U.S. $ 5,964,550                        U.S. $ (136,215)
                                                            -----------                             ----------
Unrealized loss on forward exchange contracts                                                  U.S. $ (213,896)
                                                                                                    ----------
       Net unrealized gain on forward exchange
         contracts ...........................                                                 U.S. $3,203,691
                                                                                                    ==========


7. CREDIT RISK AND DEFAULTED SECURITIES

The High Income Fund and the Income Securities Fund have 99.1% and 37.5%, respectively, of their portfolios invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At June 30, 1999, the High Income Fund and the Income Securities Fund held defaulted securities with a value aggregating $3,959,500 representing 1.0% and $475,000, representing .1%, respectively, of each Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

FRANKLIN VALUEMARK FUNDS
Notes to Financial Statements (unaudited) (continued)

7. CREDIT RISK AND DEFAULTED SECURITIES (CONT.)

For financial reporting purposes, the Funds discontinue accruing income on defaulted bonds and provide an estimate for losses on interest receivable.

The following funds have investments in excess of 10% of their total net assets in the following:

         High Income Fund - Consumer Services and Telecommunications industries.

         Templeton Global Income Securities Fund - Germany and United Kingdom.

Such concentration may subject each Fund more significantly to economic changes occurring within these countries or industries.

Investing in equity securities of Russian companies includes certain risks not typically associated with investing in countries with more developed securities markets, such as political, economic and legal uncertainties, delays in settling portfolio transactions and the risk of loss from Russia's underdeveloped systems of securities registration and transfer.

8. RESTRICTED SECURITIES

The Funds may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at June 30, 1999 are as follows:


   PRINCIPAL
    AMOUNT/                                                                     ACQUISITION
SHARES/WARRANTS       ISSUER                                                       DATE         COST          VALUE
----------------------------------------------------------------------------------------------------------------------
HIGH INCOME FUND
 $7,800,000           International Wireless Communications, senior disc.
                        note, zero cpn., 8/15/01 ...........................      8/09/96    $3,965,050     $  624,000
                                                                                                            ----------
                      TOTAL RESTRICTED SECURITIES (.2% of Net Assets) ......                                $  624,000
                                                                                                            ==========
MUTUAL DISCOVERY SECURITIES FUND
       615            Golden Ocean Group Ltd., wts., 8/31/01 ...............      8/25/97    $      375     $     --
 $ 570,000            Golden Ocean Group Ltd., 10.00%, 8/31/01 .............      8/26/97       412,147         62,700
    81,700            Laser Mortgage Management Inc. .......................     11/26/97       883,177        280,844
    11,745            Security Capital European Realty .....................      4/08/98       234,900        203,508
                                                                                                            ----------
                      TOTAL RESTRICTED SECURITIES (.3% of Net Assets) ......                                $  547,052
                                                                                                            ==========
MUTUAL SHARES SECURITIES FUND
      1,120           Golden Ocean Group Ltd., wts., 8/31/01 ...............      8/25/97    $    1,611     $     --
 $1,050,000           Golden Ocean Group Ltd., 10.00%, 8/31/01 .............      8/26/97       756,829        115,500
    186,700           Laser Mortgage Management Inc. .......................     11/26/97     2,018,227        641,781
 $2,328,000           Roil Limited, 12.779%, 12/05/02 ......................      5/08/98     2,315,850        814,800
     23,055           Security Capital European Realty .....................      4/08/98       461,100        399,479
                                                                                                            ----------
                      TOTAL RESTRICTED SECURITIES (.4% of Net Assets) ......                                $1,971,560
                                                                                                            ==========



FRANKLIN VALUEMARK FUNDS
Notes to Financial Statements (unaudited) (continued)

9. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies", at June 30, 1999 were as follows:

                                      NUMBER OF
                                     SHARES HELD
                                          AT                             NUMBER OF SHARES                     CAPITAL
                                      BEGINNING     GROSS       GROSS         HELD             VALUE AT       GAINS/
NAME OF ISSUER                        OF PERIOD   ADDITIONS  REDUCTIONS   END OF PERIOD     END OF PERIOD     LOSSES
-----------------------------------------------------------------------------------------------------------------------
RISING DIVIDENDS FUND
West Pharmaceutical Services Inc.       784,300      --        (25,000)      759,300         $29,802,525    $   281,428

REAL ESTATE SECURITIES FUND
Candlewood Hotel Co. Inc. ........      650,000      --       (300,000)      350,000              *         $(1,793,962)


*As of June 30, 1999, no longer an affiliate.

10. LENDING OF PORTFOLIO SECURITIES

The Small Cap Fund loans securities to certain brokers for which it receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Net interest income from the investment of the cash collateral received was $77,779 for the period ended June 30, 1999. The value of the loaned securities was $9,147,404 at June 30, 1999. The Fund has received sufficient cash collateral to meet this commitment.

11. OTHER CONSIDERATIONS

Advisers, as the High Income Fund's Manager, may serve as a member of various bondholder's steering committees, representing bondholder's interests in certain corporate restructuring negotiations, or on creditors committees. Currently, the Manager serves on the Official Committee of Unsecured Creditors of International Wireless Communications Holdings Inc. As a result of this involvement, Advisers may be in possession of certain material non-public information. The Fund's Manager has not nor does it intend to sell any of its holdings in these securities while in possession of such information.



FRANKLIN VALUEMARK FUNDS
Tax Information


At December 31, 1998, more than 50% of the Templeton Developing Markets Equity Fund, Templeton Global Asset Allocation Fund, Templeton Global Growth Fund, Templeton International Equity Fund, and Templeton International Smaller Companies Fund total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Funds on these investments. Each Fund intends to make an election under Section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the funds as having been paid directly to them.

The following tables provide a breakdown by country of foreign source income and foreign taxes paid to Class 1 and Class 2 shareholders in July 1999.

TEMPLETON DEVELOPING MARKETS EQUITY FUND

                                         CLASS 1                     CLASS 2
                                -----------------------------------------------------
                                  FOREIGN       FOREIGN       FOREIGN      FOREIGN
                                   TAXES         SOURCE        TAXES        SOURCE
                                  WITHHELD       INCOME       WITHHELD      INCOME
COUNTRY                          PER SHARE     PER SHARE     PER SHARE     PER SHARE
-------------------------------------------------------------------------------------
Argentina ..............       $     0.0000  $     0.0068  $     0.0000  $     0.0068
Brazil .................             0.0096        0.0462        0.0096        0.0462
Chile ..................             0.0003        0.0007        0.0003        0.0007
China ..................             0.0000        0.0045        0.0000        0.0045
Colombia ...............             0.0000        0.0024        0.0000        0.0024
Czech Republic .........             0.0001        0.0004        0.0001        0.0004
Ghana ..................             0.0001        0.0004        0.0001        0.0004
Greece .................             0.0000        0.0102        0.0000        0.0102
Hong Kong ..............             0.0000        0.0198        0.0000        0.0198
Hungary ................             0.0003        0.0012        0.0003        0.0012
India ..................             0.0000        0.0087        0.0000        0.0087
Indonesia ..............             0.0001        0.0006        0.0001        0.0006
Israel .................             0.0001        0.0004        0.0001        0.0004
Jordan .................             0.0000        0.0002        0.0000        0.0002
Korea (South) ..........             0.0006        0.0021        0.0006        0.0021
Malaysia ...............             0.0019        0.0050        0.0019        0.0050
Mexico .................             0.0000        0.0161        0.0000        0.0161
Pakistan ...............             0.0007        0.0028        0.0007        0.0028
Peru ...................             0.0000        0.0015        0.0000        0.0015
Philippines ............             0.0001        0.0002        0.0001        0.0002
Poland .................             0.0005        0.0020        0.0005        0.0020
Portugal ...............             0.0015        0.0061        0.0015        0.0061
Singapore ..............             0.0040        0.0105        0.0040        0.0105
Slovak Republic ........             0.0003        0.0012        0.0003        0.0012
South Africa ...........             0.0000        0.0170        0.0000        0.0170
Sri Lanka ..............             0.0001        0.0004        0.0001        0.0004
Thailand ...............             0.0003        0.0021        0.0003        0.0021
Turkey .................             0.0000        0.0297        0.0000        0.0297
Venezuela ..............             0.0000        0.0024        0.0000        0.0024
Zimbabwe ...............             0.0001        0.0006        0.0001        0.0006
                               ------------------------------------------------------
TOTAL ..................       $     0.0207  $     0.2022  $     0.0207  $     0.2022
                               ======================================================

TEMPLETON GLOBAL ASSET ALLOCATION FUND

                                         CLASS 1                     CLASS 2
                                -----------------------------------------------------
                                  FOREIGN      FOREIGN        FOREIGN       FOREIGN
                                   TAXES        SOURCE         TAXES         SOURCE
                                  WITHHELD      INCOME       WITHHELD        INCOME
Country                          PER SHARE    PER SHARE      PER SHARE     PER SHARE
-------------------------------------------------------------------------------------
Argentina ..............       $     0.0000  $     0.0118  $     0.0000  $     0.0118
Australia ..............             0.0009        0.0170        0.0009        0.0170
Bermuda ................             0.0000        0.0039        0.0000        0.0039
Brazil .................             0.0079        0.0528        0.0079        0.0528
Bulgaria ...............             0.0000        0.0001        0.0000        0.0001
Canada .................             0.0004        0.0021        0.0004        0.0021
Chile ..................             0.0007        0.0024        0.0007        0.0024
China ..................             0.0000        0.0064        0.0000        0.0064
Ecuador ................             0.0000        0.0025        0.0000        0.0025
Egypt ..................             0.0000        0.0097        0.0000        0.0097
Finland ................             0.0002        0.0013        0.0002        0.0013
France .................             0.0025        0.0200        0.0025        0.0200
Greece .................             0.0000        0.0015        0.0000        0.0015
Hong Kong ..............             0.0000        0.0324        0.0000        0.0324
Hungary ................             0.0000        0.0007        0.0000        0.0007
India ..................             0.0003        0.0083        0.0003        0.0083
Indonesia ..............             0.0000        0.0002        0.0000        0.0002
Israel .................             0.0003        0.0010        0.0003        0.0010
Italy ..................             0.0004        0.0020        0.0004        0.0020
Japan ..................             0.0004        0.0021        0.0004        0.0021
Korea (South) ..........             0.0005        0.0024        0.0005        0.0024
Mexico .................             0.0000        0.0143        0.0000        0.0143
Netherlands ............             0.0004        0.0029        0.0004        0.0029
New Zealand ............             0.0003        0.0019        0.0003        0.0019
Norway .................             0.0012        0.0065        0.0012        0.0065
Peru ...................             0.0000        0.0002        0.0000        0.0002
Russia .................             0.0002        0.0013        0.0002        0.0013
Singapore ..............             0.0007        0.0027        0.0007        0.0027
Spain ..................             0.0004        0.0023        0.0004        0.0023
Sweden .................             0.0003        0.0018        0.0003        0.0018
Switzerland ............             0.0012        0.0066        0.0012        0.0066
Turkey .................             0.0000        0.0002        0.0000        0.0002
United Kingdom .........             0.0145        0.0981        0.0145        0.0981
Venezuela ..............             0.0000        0.0009        0.0000        0.0009
                               ------------------------------------------------------
TOTAL ..................       $     0.0337  $     0.3203  $     0.0337  $     0.3203
                               ======================================================



FRANKLIN VALUEMARK FUNDS
Tax Information (continued)


TEMPLETON GLOBAL GROWTH FUND

                                         CLASS 1                     CLASS 2
                                -----------------------------------------------------
                                  FOREIGN       FOREIGN      FOREIGN       FOREIGN
                                   TAXES         SOURCE       TAXES        SOURCE
                                 WITHHELD        INCOME     WITHHELD       INCOME
Country                          PER SHARE     PER SHARE    PER SHARE     PER SHARE
-------------------------------------------------------------------------------------
Argentina ..............       $     0.0000  $     0.0130  $     0.0000  $     0.0130
Australia ..............             0.0010        0.0151        0.0010        0.0151
Austria ................             0.0009        0.0046        0.0009        0.0046
Belgium ................             0.0019        0.0096        0.0019        0.0096
Bermuda ................             0.0000        0.0025        0.0000        0.0025
Brazil .................             0.0029        0.0209        0.0029        0.0209
Canada .................             0.0007        0.0035        0.0007        0.0035
China ..................             0.0000        0.0030        0.0000        0.0030
Denmark ................             0.0010        0.0051        0.0010        0.0051
Ecuador ................             0.0000        0.0008        0.0000        0.0008
Finland ................             0.0019        0.0098        0.0019        0.0098
France .................             0.0021        0.0141        0.0021        0.0141
Germany ................             0.0001        0.0008        0.0001        0.0008
Greece .................             0.0000        0.0052        0.0000        0.0052
Hong Kong ..............             0.0000        0.0367        0.0000        0.0367
Hungary ................             0.0001        0.0017        0.0001        0.0017
India ..................             0.0000        0.0056        0.0000        0.0056
Indonesia ..............             0.0000        0.0001        0.0000        0.0001
Italy ..................             0.0006        0.0031        0.0006        0.0031
Japan ..................             0.0005        0.0026        0.0005        0.0026
Korea (South) ..........             0.0007        0.0026        0.0007        0.0026
Mexico .................             0.0000        0.0042        0.0000        0.0042
Netherlands ............             0.0015        0.0078        0.0015        0.0078
New Zealand ............             0.0006        0.0032        0.0006        0.0032
Norway .................             0.0004        0.0017        0.0004        0.0017
Singapore ..............             0.0011        0.0032        0.0011        0.0032
South Africa ...........             0.0000        0.0062        0.0000        0.0062
Spain ..................             0.0014        0.0071        0.0014        0.0071
Sweden .................             0.0019        0.0103        0.0019        0.0103
Switzerland ............             0.0019        0.0096        0.0019        0.0096
Thailand ...............             0.0002        0.0018        0.0002        0.0018
United Kingdom .........             0.0214        0.1079        0.0214        0.1079
                               ------------------------------------------------------
TOTAL ..................       $     0.0448  $     0.3234  $     0.0448  $     0.3234
                               ======================================================

TEMPLETON INTERNATIONAL EQUITY FUND

                                         CLASS 1                     CLASS 2
                                -----------------------------------------------------
                                 FOREIGN       FOREIGN       FOREIGN       FOREIGN
                                  TAXES        SOURCE         TAXES         SOURCE
                                 WITHHELD      INCOME        WITHHELD       INCOME
Country                         PER SHARE     PER SHARE     PER SHARE     PER SHARE
-------------------------------------------------------------------------------------
Argentina ..............       $     0.0000  $     0.0115  $     0.0000  $     0.0115
Australia ..............             0.0026        0.0204        0.0026        0.0204
Austria ................             0.0006        0.0030        0.0006        0.0030
Bermuda ................             0.0000        0.0040        0.0000        0.0040
Brazil .................             0.0109        0.0765        0.0109        0.0765
Canada .................             0.0015        0.0079        0.0015        0.0079
China ..................             0.0000        0.0021        0.0000        0.0021
Finland ................             0.0017        0.0087        0.0017        0.0087
France .................             0.0022        0.0170        0.0022        0.0170
Germany ................             0.0009        0.0070        0.0009        0.0070
Hong Kong ..............             0.0000        0.0142        0.0000        0.0142
Italy ..................             0.0053        0.0169        0.0053        0.0169
Korea (South) ..........             0.0003        0.0009        0.0003        0.0009
Mexico .................             0.0000        0.0016        0.0000        0.0016
Netherlands ............             0.0056        0.0293        0.0056        0.0293
New Zealand ............             0.0024        0.0128        0.0024        0.0128
Norway .................             0.0019        0.0098        0.0019        0.0098
Peru ...................             0.0000        0.0043        0.0000        0.0043
Portugal ...............             0.0006        0.0029        0.0006        0.0029
South Africa ...........             0.0000        0.0058        0.0000        0.0058
Spain ..................             0.0054        0.0293        0.0054        0.0293
Sweden .................             0.0049        0.0264        0.0049        0.0264
Switzerland ............             0.0029        0.0154        0.0029        0.0154
United Kingdom .........             0.0346        0.2758        0.0346        0.2758
                               ------------------------------------------------------
TOTAL ..................       $     0.0843  $     0.6035  $     0.0843  $     0.6035
                               ======================================================


FRANKLIN VALUEMARK FUNDS
Tax Information (continued)

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND

                                         CLASS 1                     CLASS 2
                                -----------------------------------------------------
                                 FOREIGN        FOREIGN       FOREIGN      FOREIGN
                                  TAXES          SOURCE        TAXES        SOURCE
                                 WITHHELD        INCOME      WITHHELD       INCOME
Country                         PER SHARE      PER SHARE     PER SHARE    PER SHARE
-------------------------------------------------------------------------------------
Argentina ..............       $     0.0000  $     0.0042  $     0.0000  $     0.0042
Australia ..............             0.0010        0.0136        0.0010        0.0136
Austria ................             0.0008        0.0044        0.0008        0.0044
Brazil .................             0.0059        0.0357        0.0059        0.0357
Canada .................             0.0033        0.0156        0.0033        0.0156
China ..................             0.0000        0.0087        0.0000        0.0087
Colombia ...............             0.0000        0.0015        0.0000        0.0015
Denmark ................             0.0005        0.0025        0.0005        0.0025
Ecuador ................             0.0000        0.0035        0.0000        0.0035
Egypt ..................             0.0000        0.0100        0.0000        0.0100
France .................             0.0011        0.0071        0.0011        0.0071
Germany ................             0.0005        0.0035        0.0005        0.0035
Hong Kong ..............             0.0000        0.0294        0.0000        0.0294
India ..................             0.0000        0.0098        0.0000        0.0098
Indonesia ..............             0.0002        0.0008        0.0002        0.0008
Israel .................             0.0003        0.0008        0.0003        0.0008
Japan ..................             0.0002        0.0008        0.0002        0.0008
Korea (South) ..........             0.0003        0.0007        0.0003        0.0007
Luxembourg .............             0.0004        0.0017        0.0004        0.0017
Netherlands ............             0.0054        0.0251        0.0054        0.0251
New Zealand ............             0.0017        0.0080        0.0017        0.0080
Norway .................             0.0027        0.0150        0.0027        0.0150
Singapore ..............             0.0023        0.0063        0.0023        0.0063
South Africa ...........             0.0000        0.0066        0.0000        0.0066
Spain ..................             0.0032        0.0170        0.0032        0.0170
Sweden .................             0.0039        0.0184        0.0039        0.0184
Switzerland ............             0.0017        0.0085        0.0017        0.0085
Thailand ...............             0.0001        0.0006        0.0001        0.0006
United Kingdom .........             0.0174        0.0788        0.0174        0.0788
                               ------------------------------------------------------
TOTAL ..................       $     0.0529  $     0.3386  $     0.0529  $     0.3386
                               ======================================================



                          SUPPLEMENT DATED JULY 1, 1999
                                TO THE PROSPECTUS
                                       OF

                           FRANKLIN VALUEMARK(R) LIFE
                     SINGLE PREMIUM VARIABLE LIFE INSURANCE
                         ALLIANZ LIFE VARIABLE ACCOUNT A
                                DATED MAY 1, 1999

                               ALLIANZ VALUE LIFE
                   A FLEXIBLE UNIVERSAL LIFE INSURANCE POLICY
                         ALLIANZ LIFE VARIABLE ACCOUNT A
                   DATED MAY 1, 1999, AS AMENDED JUNE 1, 1999

                      FRANKLIN VALUEMARK(R) II, III AND IV
                       FLEXIBLE PAYMENT VARIABLE ANNUITIES
                         ALLIANZ LIFE VARIABLE ACCOUNT B
                                DATED MAY 1, 1999

                         FRANKLIN VALUEMARK(R) II AND IV
                        FLEXIBLE PREMIUM VARIABLE ANNUITY
                        PREFERRED LIFE VARIABLE ACCOUNT C
                                DATED MAY 1, 1999

                    FRANKLIN TEMPLETON VALUEMARK INCOME PLUS
                    AN INDIVIDUAL IMMEDIATE VARIABLE ANNUITY
                         ALLIANZ LIFE VARIABLE ACCOUNT B
                                DATED MAY 1, 1999

The Board of Trustees of Franklin Valuemark Funds (the Trust), has approved a change in the name of the Trust to Franklin Templeton Variable Insurance Products Trust. References to Franklin Valuemark Funds or to the Trust in the Contract's profile or prospectus should be deemed to refer to Franklin Templeton Variable Insurance Products Trust. The names of the Portfolios of the Trust available under the Contract remain unchanged.

                          SUPPLEMENT DATED JULY 1, 1999
                       TO THE PROSPECTUS DATED MAY 1, 1999
                                       OF

                           FRANKLIN VALUEMARK(R) FUNDS
                                     CLASS 1

The Board of Trustees of Franklin Valuemark Funds (the Trust), has approved a change in the name of the Trust to Franklin Templeton Variable Insurance Products Trust. References in the prospectus to Franklin Valuemark Funds or to the Trust should be deemed to refer to Franklin Templeton Variable Insurance Products Trust. The names of the series of the Trust remain unchanged.


                          SUPPLEMENT DATED JULY 1, 1999
                                TO THE PROSPECTUS
                                       OF

                        FRANKLIN(R) VALUEMARK(R) CHARTER
                       A FLEXIBLE PREMIUM VARIABLE ANNUITY
                         ALLIANZ LIFE VARIABLE ACCOUNT B
                                DATED MAY 1, 1999

1. The Board of Trustees of Franklin Valuemark Funds (the Trust), has approved a change in the name of the Trust to Franklin Templeton Variable Insurance Products Trust. References to Franklin Valuemark Funds or to the Trust in the Contract's profile or prospectus should be deemed to refer to Franklin Templeton Variable Insurance Products Trust. The names of the Portfolios of the Trust available under the Contract remain unchanged.

2. The charts on pages 4 and 5 of the profile's section "5. Expenses" are replaced with the following charts (to reflect a reduction in each Portfolio's class 2 12b-1 expenses to 0.25% per year):

         CHART 1. EXPENSES FOR CONTRACTS WITH TRADITIONAL DEATH BENEFIT:

                                                     TOTAL     TOTAL ANNUAL
                                                     ANNUAL      CLASS 2        TOTAL           EXAMPLES:
                                                   INSURANCE    PORTFOLIO       ANNUAL      EXPENSES AT END OF:
VARIABLE OPTION                                     CHARGES      EXPENSES      EXPENSES    1 YEAR      10 YEARS
---------------------------------------------------------------------------------------------------------------
Capital Growth ..........................            1.25%         1.02%         2.27%      $ 23         $260
Global Health Care Securities(1).........            1.25%         1.09%         2.34%      $ 24         $267
Global Utilities Securities .............            1.25%          .75%         2.00%      $ 20         $232
Growth and Income .......................            1.25%          .74%         1.99%      $ 20         $231
High Income .............................            1.25%          .78%         2.03%      $ 21         $235
Income Securities .......................            1.25%          .74%         1.99%      $ 20         $231
Money Market ............................            1.25%          .78%         2.03%      $ 21         $235
Mutual Discovery Securities .............            1.25%         1.25%         2.50%      $ 25         $284
Mutual Shares Securities ................            1.25%         1.02%         2.27%      $ 23         $260
Natural Resources Securities ............            1.25%          .89%         2.14%      $ 22         $247
Real Estate Securities ..................            1.25%          .79%         2.04%      $ 21         $236
Rising Dividends ........................            1.25%          .97%         2.22%      $ 23         $255
Small Cap ...............................            1.25%         1.02%         2.27%      $ 23         $260
Templeton Developing Markets Equity .....            1.25%         1.66%         2.91%      $ 29         $324
Templeton Global Asset Allocation .......            1.25%         1.09%         2.34%      $ 24         $267
Templeton Global Growth .................            1.25%         1.13%         2.38%      $ 24         $272
Templeton Global Income Securities ......            1.25%          .88%         2.13%      $ 22         $246
Templeton International Equity ..........            1.25%         1.13%         2.38%      $ 24         $272
Templeton International Smaller Companies            1.25%         1.35%         2.60%      $ 26         $294
Templeton Pacific Growth ................            1.25%         1.35%         2.60%      $ 26         $294
U.S. Government Securities ..............            1.25%          .75%         2.00%      $ 20         $232
Value Securities(1)......................            1.25%         1.08%         2.33%      $ 24         $266

(1.) Estimated for 1999

CHART 2. EXPENSES FOR CONTRACTS WITH ENHANCED DEATH BENEFIT:

                                                                TOTAL ANNUAL
                                                 TOTAL ANNUAL      CLASS 2                             EXAMPLES:
                                                  INSURANCE       PORTFOLIO    TOTAL ANNUAL    EXPENSES AT END OF:
               VARIABLE OPTION                     CHARGES        EXPENSES       EXPENSES      1 YEAR     10 YEARS
------------------------------------------------------------------------------------------------------------------
Capital Growth ..........................           1.45%          1.02%           2.47%        $ 25        $281
Global Health Care Securities(1).........           1.45%          1.09%           2.54%        $ 26        $288
Global Utilities Securities .............           1.45%           .75%           2.20%        $ 22        $253
Growth and Income .......................           1.45%           .74%           2.19%        $ 22        $252
High Income .............................           1.45%           .78%           2.23%        $ 23        $256
Income Securities .......................           1.45%           .74%           2.19%        $ 22        $252
Money Market ............................           1.45%           .78%           2.23%        $ 23        $256
Mutual Discovery Securities .............           1.45%          1.25%           2.70%        $ 27        $303
Mutual Shares Securities ................           1.45%          1.02%           2.47%        $ 25        $281
Natural Resources Securities ............           1.45%           .89%           2.34%        $ 24        $267
Real Estate Securities ..................           1.45%           .79%           2.24%        $ 23        $257
Rising Dividends ........................           1.45%           .97%           2.42%        $ 25        $276
Small Cap ...............................           1.45%          1.02%           2.47%        $ 25        $281
Templeton Developing Markets Equity .....           1.45%          1.66%           3.11%        $ 31        $343
Templeton Global Asset Allocation .......           1.45%          1.09%           2.54%        $ 26        $288
Templeton Global Growth .................           1.45%          1.13%           2.58%        $ 26        $292
Templeton Global Income Securities ......           1.45%           .88%           2.33%        $ 24        $266
Templeton International Equity ..........           1.45%          1.13%           2.58%        $ 26        $292
Templeton International Smaller Companies           1.45%          1.35%           2.80%        $ 28        $313
Templeton Pacific Growth ................           1.45%          1.35%           2.80%        $ 28        $313
U.S. Government Securities ..............           1.45%           .75%           2.20%        $ 22        $253
Value Securities(1)......................           1.45%          1.08%           2.53%        $ 26        $287

(1.) Estimated for 1999

3. The last two sentences of the profile's section "8. Performance" are replaced with the following language:

"Effective July 1, 1999, Class 2 shares have 12b-1 plan expenses currently equal to 0.25% per year of each portfolio's average net assets which will affect future performance. Prior to July 1, 1999 the Class 2 shares had 12b-1 plan expenses equal to .30% per year of each portfolio's average net assets. Past performance is not a guarantee of future results."


4. The table on page 5 of the prospectus is replaced with the following table:

             FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST'S
                         ANNUAL EXPENSES: CLASS 2 SHARES
            (as a percentage of each Portfolio's average net assets)

The Management and Portfolio Administration Fees and Total Annual Expenses for each Portfolio are based on a percentage of that Portfolio's average net assets for the most recent fiscal year. Class 2 shares have a distribution plan which is referred to as a Rule 12b-1 plan. See the accompanying Franklin Templeton Variable Insurance Products Trust prospectus for a description of these fees and the Rule 12b-1 plan. While the maximum amount payable under each Portfolio's Class 2 Rule 12b-1 plan is 0.35% per year of the Portfolio's average daily net assets, effective July 1, 1999, the Board of Trustees of Franklin Templeton Variable Insurance Products Trust has set the current rate at 0.25% per year. Prior to July 1, 1999 the Class 2 shares had 12b-1 plan expenses equal to .30% per year of each portfolio's average net assets. Because Class 2 shares are new, the figures below (other than Rule 12b-1 plan fees) are based on the expenses of each Portfolio's Class 1 shares for the most recent fiscal year, except as noted.

                                                        MANAGEMENT
                                                       AND PORTFOLIO                              TOTAL
                                                      ADMINISTRATION     12b-1       OTHER        ANNUAL
                                                           FEES(1)       FEES       EXPENSES     EXPENSES
---------------------------------------------------------------------------------------------------------
Capital Growth Fund ..........................             .75%          .25%         .02%         1.02%
Global Health Care Securities Fund(2) ........             .75%          .25%         .09%         1.09%
Global Utilities Securities Fund .............             .47%          .25%         .03%          .75%
Growth and Income Fund .......................             .47%          .25%         .02%          .74%
High Income Fund .............................             .50%          .25%         .03%          .78%
Income Securities Fund .......................             .47%          .25%         .05%          .74%
Money Market Fund ............................             .51%          .25%         .02%          .78%
Mutual Discovery Securities Fund .............             .95%          .25%         .05%         1.25%
Mutual Shares Securities Fund ................             .74%          .25%         .03%         1.02%
Natural Resources Securities Fund ............             .62%          .25%         .02%          .89%
Real Estate Securities Fund ..................             .52%          .25%         .02%          .79%
Rising Dividends Fund ........................             .70%          .25%         .02%          .97%
Small Cap Fund ...............................             .75%          .25%         .02%         1.02%
Templeton Developing Markets Equity Fund .....            1.25%          .25%         .16%         1.66%
Templeton Global Asset Allocation Fund .......             .80%          .25%         .04%         1.09%
Templeton Global Growth Fund .................             .83%          .25%         .05%         1.13%
Templeton Global Income Securities Fund ......             .57%          .25%         .06%          .88%
Templeton International Equity Fund ..........             .80%          .25%         .08%         1.13%
Templeton International Smaller Companies Fund            1.00%          .25%         .10%         1.35%
Templeton Pacific Growth Fund ................             .99%          .25%         .11%         1.35%
U.S. Government Securities Fund ..............             .48%          .25%         .02%          .75%
Value Securities Fund(2) .....................             .75%          .25%         .08%         1.08%

(1.) The Portfolio Administration Fee is a direct expense for the Global Health Care Securities Fund, the Mutual Discovery Securities Fund, the Mutual Shares Securities Fund, the Templeton Global Asset Allocation Fund, the Templeton International Smaller Companies Fund, and the Value Securities Fund; other Portfolios pay for similar services indirectly through the Management Fee. See the accompanying Franklin Templeton Variable Insurance Products Trust prospectus for further information regarding these fees.

(2.) The Global Health Care Securities Fund and the Value Securities Fund commenced operations May 1, 1998. The expenses shown above for these Portfolios are therefore estimated for 1999.

5. The charts on pages 6 and 7 of the prospectus are replaced with the following charts:

            CHART 1. CONTRACTS WITH TRADITIONAL DEATH BENEFIT OPTION

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on your money regardless of whether you surrender your Contract at the end of each time period:

VARIABLE OPTION                                  1 YEAR      3 YEARS      5 YEARS      10 YEARS
-----------------------------------------------------------------------------------------------
Capital Growth ..........................         $ 23         $ 71         $121         $260
Global Health Care Securities* ..........         $ 24         $ 73         $125         $267
Global Utilities Securities .............         $ 20         $ 63         $108         $232
Growth and Income .......................         $ 20         $ 62         $107         $231
High Income .............................         $ 21         $ 64         $109         $235
Income Securities .......................         $ 20         $ 62         $107         $231
Money Market ............................         $ 21         $ 64         $109         $235
Mutual Discovery Securities .............         $ 25         $ 78         $133         $284
Mutual Shares Securities ................         $ 23         $ 71         $121         $260
Natural Resources Securities ............         $ 22         $ 67         $115         $247
Real Estate Securities ..................         $ 21         $ 64         $110         $236
Rising Dividends ........................         $ 23         $ 69         $119         $255
Small Cap ...............................         $ 23         $ 71         $121         $260
Templeton Developing Markets Equity .....         $ 29         $ 90         $153         $324
Templeton Global Asset Allocation .......         $ 24         $ 73         $125         $267
Templeton Global Growth .................         $ 24         $ 74         $127         $272
Templeton Global Income Securities ......         $ 22         $ 67         $114         $246
Templeton International Equity ..........         $ 24         $ 74         $127         $272
Templeton International Smaller Companies         $ 26         $ 81         $138         $294
Templeton Pacific Growth ................         $ 26         $ 81         $138         $294
U.S. Government Securities ..............         $ 20         $ 63         $108         $232
Value Securities* .......................         $ 24         $ 73         $124         $266


*Estimated


             CHART 2. CONTRACTS WITH ENHANCED DEATH BENEFIT OPTION

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on your money regardless of whether you surrender your Contract at the end of each time period:

VARIABLE OPTION                                  1 YEAR      3 YEARS      5 YEARS     10 YEARS
----------------------------------------------------------------------------------------------
Capital Growth ..........................         $ 25         $ 77         $132         $281
Global Health Care Securities* ..........         $ 26         $ 79         $135         $288
Global Utilities Securities .............         $ 22         $ 69         $118         $253
Growth and Income .......................         $ 22         $ 68         $117         $252
High Income .............................         $ 23         $ 70         $119         $256
Income Securities .......................         $ 22         $ 68         $117         $252
Money Market ............................         $ 23         $ 70         $119         $256
Mutual Discovery Securities .............         $ 27         $ 84         $143         $303
Mutual Shares Securities ................         $ 25         $ 77         $132         $281
Natural Resources Securities ............         $ 24         $ 73         $125         $267
Real Estate Securities ..................         $ 23         $ 70         $120         $257
Rising Dividends ........................         $ 25         $ 75         $129         $276
Small Cap ...............................         $ 25         $ 77         $132         $281
Templeton Developing Markets Equity .....         $ 31         $ 96         $163         $343
Templeton Global Asset Allocation .......         $ 26         $ 79         $135         $288
Templeton Global Growth .................         $ 26         $ 80         $137         $292
Templeton Global Income Securities ......         $ 24         $ 73         $124         $266
Templeton International Equity ..........         $ 26         $ 80         $137         $292
Templeton International Smaller Companies         $ 28         $ 87         $148         $313
Templeton Pacific Growth ................         $ 28         $ 87         $148         $313
U.S. Government Securities ..............         $ 22         $ 69         $118         $253
Value Securities* .......................         $ 26         $ 79         $135         $287

*Estimated


6. The last two sentences of paragraph two under "8. Performance" on page 17 of the prospectus are replaced with the following language:

"Class 2 shares are relatively new and effective July 1, 1999 currently have Rule 12b-1 Plan expenses of 0.25% per year which will affect future performance. Prior to July 1, 1999 the Class 2 shares had 12b-1 plan expenses of .30% per year. The information is based upon the historical experience of the Portfolio's Class 1 shares and does not represent past performance or predict future performance."

                          SUPPLEMENT DATED JULY 1, 1999
                       TO THE PROSPECTUS DATED MAY 1, 1999
                                       OF
                           FRANKLIN VALUEMARK(R) FUNDS
                                     CLASS 2

The Board of Trustees of Franklin Valuemark Funds (the Trust), has approved the following changes:

- A change in the name of the Trust to Franklin Templeton Variable Insurance Products Trust. References in the prospectus to Franklin Valuemark Funds or to the Trust should be deemed to refer to Franklin Templeton Variable Insurance Products Trust. The names of the series of the Trust remain unchanged.

- A reduction in the maximum allowable fees which may be charged to class 2 of each fund under its distribution plan. The last sentence under "Distribution and Service (12b-1) fees" on page 71 is amended to read:

"While the maximum fee is up to 0.35% per year, the Board of Trustees has set the current rate of 0.25% of a fund's class 2 average daily net assets, effective July 1, 1999."


                         SUPPLEMENT DATED AUGUST 9, 1999
                      TO THE PROSPECTUSES DATED MAY 1, 1999
                                       OF
              FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
                               CLASS 1 AND CLASS 2

I. EFFECTIVE NOVEMBER 15, 1999, Global Utilities Securities Fund's name will be changed to "Franklin Global Communications Securities Fund" and the fund's strategy will be restated to one of investing at least 65% of total assets in equity securities of companies that are primarily engaged in providing communications services and communications equipment. These changes will reflect better the fund's principal investment strategy of investing primarily in the communications industries which have come to represent over 70% of the global public utilities sector. The fund's principal risks are those related to communications investments.

II. EFFECTIVE AS OF THE DATE OF THIS SUPPLEMENT, the prospectus information for the Global Utilities Securities Fund is amended by:

a) Under "Principal Investments," replacing the sentence which reads "The manager expects to invest substantially in the electricity and telecommunications sectors." with the following:

Because telecommunications industries have increasingly come to dominate the global utilities sector, the fund will invest substantially in communications companies. These are companies that are involved in the development, manufacture or sale of communications services and communications equipment (communications companies). These may include, for example, companies that provide

-   local and long distance telephone services or equipment;

- cellular and other wireless communications, paging, and local and wide area network services or equipment;

- satellite, microwave, cable and other pay television services or equipment; and internet-related services or equipment, including internet service providers, web hosting and web content providers and internet portals.

b) Under "Main Risks - Utilities Industries," adding the following as the second paragraph of the section:

Moreover, by investing substantially in the securities of communications companies within the utilities sector, the fund carries greater risk of adverse developments affecting these companies than a fund that invests more broadly. The securities of communications companies may experience more price volatility than securities of companies in other industries. For example, communications companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing and competition for market share and the potential for falling profit margins. These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of communications companies and, as a result, the value of their securities. In addition, many wireless telecommunication and internet-related companies are in the emerging stage of development and are particularly vulnerable to the risks of rapidly changing technologies. Prices of these companies' securities historically have been more volatile than other securities, especially over the short term.

c) Under "Main Risks - Utilities Industries," replacing the last sentence of the section with the following:

Water supply company securities are often thinly traded and their markets, less liquid, than other utility securities.


III. The section "Management" for the Small Cap Fund is amended by adding Michael McCarthy to the portfolio manager team:

MICHAEL MCCARTHY
VICE PRESIDENT OF ADVISERS

Mr. McCarthy has been a manager of the fund since its inception in 1995. He joined the Franklin Templeton Group in 1992.